UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                     ---------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (630) 765-8000
                                                            --------------

                        Date of fiscal year end: July 31
                                                 -------

                     Date of reporting period: January 31, 2011
                                               ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:






--------------------------------------------------------------------------------


[LOGO OMITTED] FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund


Semi-Annual Report                                              January 31, 2011

--------------------------------------------------------------------------------

AlphaDEX(R) Sector Funds
------------------------

First Trust Consumer Discretionary AlphaDEX(R) Fund

First Trust Consumer Staples AlphaDEX(R) Fund

First Trust Energy AlphaDEX(R) Fund

First Trust Financials AlphaDEX(R) Fund

First Trust Health Care AlphaDEX(R) Fund

First Trust Industrials/Producer Durables
AlphaDEX(R) Fund

First Trust Materials AlphaDEX(R) Fund

First Trust Technology AlphaDEX(R) Fund

First Trust Utilities AlphaDEX(R) Fund


AlphaDEX(R) Style Funds
-----------------------

First Trust Large Cap Core AlphaDEX(R) Fund

First Trust Mid Cap Core AlphaDEX(R) Fund

First Trust Small Cap Core AlphaDEX(R) Fund

First Trust Large Cap Value Opportunities
AlphaDEX(R) Fund

First Trust Large Cap Growth Opportunities
AlphaDEX(R) Fund

First Trust Multi Cap Value AlphaDEX(R) Fund

First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                                   AlphaDEX(R)
                                 Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

TABLE OF CONTENTS

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                January 31, 2011

Shareholder Letter........................................................     2
Market Overview...........................................................     3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund.................     4
      First Trust Consumer Staples AlphaDEX(R) Fund.......................     6
      First Trust Energy AlphaDEX(R) Fund.................................     8
      First Trust Financials AlphaDEX(R) Fund.............................    10
      First Trust Health Care AlphaDEX(R) Fund............................    12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund..........    14
      First Trust Materials AlphaDEX(R) Fund..............................    16
      First Trust Technology AlphaDEX(R) Fund.............................    18
      First Trust Utilities AlphaDEX(R) Fund..............................    20
      First Trust Large Cap Core AlphaDEX(R) Fund.........................    22
      First Trust Mid Cap Core AlphaDEX(R) Fund...........................    24
      First Trust Small Cap Core AlphaDEX(R) Fund.........................    26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund..........    28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund.........    30
      First Trust Multi Cap Value AlphaDEX(R) Fund........................    32
      First Trust Multi Cap Growth AlphaDEX(R) Fund.......................    34
Notes to Fund Performance Overview........................................    36
Understanding Your Fund Expenses..........................................    37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund.................    39
      First Trust Consumer Staples AlphaDEX(R) Fund.......................    42
      First Trust Energy AlphaDEX(R) Fund.................................    43
      First Trust Financials AlphaDEX(R) Fund.............................    44
      First Trust Health Care AlphaDEX(R) Fund............................    47
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund..........    49
      First Trust Materials AlphaDEX(R) Fund..............................    51
      First Trust Technology AlphaDEX(R) Fund.............................    52
      First Trust Utilities AlphaDEX(R) Fund..............................    54
      First Trust Large Cap Core AlphaDEX(R) Fund.........................    56
      First Trust Mid Cap Core AlphaDEX(R) Fund...........................    62
      First Trust Small Cap Core AlphaDEX(R) Fund.........................    67
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund..........    74
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund.........    78
      First Trust Multi Cap Value AlphaDEX(R) Fund........................    82
      First Trust Multi Cap Growth AlphaDEX(R) Fund.......................    90
Statements of Assets and Liabilities......................................    98
Statements of Operations..................................................   102
Statements of Changes in Net Assets.......................................   106
Financial Highlights......................................................   114
Notes to Financial Statements.............................................   122
Additional Information....................................................   131
Risk Considerations.......................................................   134

                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") of the Trust will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                           Message from the President
                                January 31, 2011

Dear Shareholders:

I'm pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, during 2010 the markets were recovering from their lows of 2008-2009.

The report you hold gives detailed information for the past six months about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

First Trust is committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of the Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

MARKET OVERVIEW

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                               Semi-Annual Report
                                January 31, 2011

[PHOTO OMITTED]
Robert F. Carey, CFA
Senior Vice President and Chief Investment Officer
First Trust Advisors L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

State of the Economy

There are some distinct signals from the markets and economy that the healing process in the U.S. has taken hold. Perhaps the best is the plunge in the default rate of high-yield corporate bonds, which are highly speculative by design. Because of this, we believe they are a good barometer of risk. The U.S. speculative-grade default rate stood at 3.0% in January 2011, down from 13.7% a year ago, according to Moody's Investors Service. On a similar note, there was a dramatic drop-off in the number of companies filing for bankruptcy in 2010. BankruptcyData.com reported that 106 public companies filed, down from 211 in 2009. Nine out of the top 10 filings were banks and financial firms, which is consistent with the belief that the epicenter of the subprime mortgage meltdown was the bank and brokerage industries.

Standard & Poor's 500 Index ("S&P 500") companies (including financials) reduced their stockpile of cash and equivalents from a record $2.46 trillion to $2.40 trillion, according to the most recent quarterly reports tracked by Bloomberg. That is the first reduction in cash holdings since mid-2009. Capital spending increased $22.3 billion to $142.8 billion over that span, the biggest quarter-to-quarter increase since the end of 2004. The balance sheets of large corporations appear healthier than many states and that of the federal government. As the confidence in the recovery grows, we believe more companies will put some of their cash to work.

Cash has been accumulating around the world as well. The S&P Valuation and Risk Strategies research group reported that the top 50 publicly-traded companies globally, excluding financials, were holding approximately $1.08 trillion in cash and equivalents in January, according to Standard & Poor's. That amount is close to the total cash holdings for the entire S&P 500 Index. Seventeen of the top 50 are based in the U.S. and account for $458.2 billion of the $1.08 trillion. Seventeen of the companies are based in Europe and account for $287.7 billion of the total. Thirteen are based in Asia and Australia and account for $270.1 billion. The remaining three are based in Brazil, Mexico and Saudi Arabia.

Gross domestic product ("GDP") in the U.S. has expanded for six consecutive quarters. GDP grew by an annualized 2.8% in the fourth quarter of 2010. The average quarterly growth rate over the past 20 years was 2.6%. The Blue Chip Economic Indicators survey revealed that those economists polled expect the U.S. GDP growth rate to be 3.2% in 2011. Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish and sees growth coming in at 4.4%.

U.S. Stocks and Bonds

All of the major U.S. stock indexes posted positive returns for the 6-month period ended January 2011. The S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indexes were up 17.93%, 22.49%, and 20.01%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Energy, up 36.3%, while the poorest showing came from Utilities, down 6.8%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 is expected to be 14.6% in 2011, according to Standard & Poor's. The index is trading at a forward-looking price-to-earnings ratio of 13.6, which is less than the long-term average of 15-16.

In the U.S. bond market, the top-performing major group for the 6-month period ended January 2011 was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 8.72%. The next closest domestic category was intermediate corporate bonds, up 1.86%, as measured by the Barclays Capital Intermediate Corporate Index. In light of the concerns surrounding the burgeoning budget deficits being carried by some influential states, the Barclays Capital Municipal Bond: Long Bond (22+) Index posted the worst return, declining 5.76%.

Foreign Stocks and Bonds

Riskier asset classes topped their more conservative counterparts once again, but the spread is narrowing. The Barclays Capital Global Emerging Markets Index of debt securities rose 3.20% (USD) for the six-month period ended January 2011, while the MSCI Emerging Markets Index of stocks gained 16.59% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 2.58%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 13.77% (USD). The U.S. dollar boosted returns for U.S. investors by declining 4.35% against a basket of major currencies.

FUND PERFORMANCE OVERVIEW

FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext"), to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                     Average Annual         Cumulative
                                                                                      Total Returns        Total Returns
                                                   6 Months Ended   1 Year Ended  Inception (05/08/07)  Inception (05/08/07)
                                                      01/31/11        01/31/11         to 01/31/11          to 01/31/11

 Fund Performance
 NAV                                                   23.14%          34.42%          -0.04%                -0.15%
 Market Price                                          23.26%          34.56%          -0.01%                -0.05%

 Index Performance
 StrataQuant(R) Consumer Discretionary Index           23.58%          35.42%           0.74%                 2.80%
 Russell 1000(R) Index                                 18.76%          23.33%          -1.68%                -6.13%
 S&P 500(R) Consumer Discretionary Index               19.52%          30.59%           0.13%                 0.51%
 Russell 1000(R) Consumer Discretionary Index(1)       20.66%          30.21%             NA                   NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month net asset value ("NAV") return of +23.14% outperformed the +19.52% return of one of its benchmark indexes, the Standard & Poor's 500 ("S&P 500") Consumer Discretionary Index, by +3.62%. The Specialty Retail industry led all industries in the Fund with a +5.6% contribution to the Fund's total return. The industry was the heaviest-weighted industry in the Fund (22.9% average weight) and had solid performance with the Fund's holdings in the industry returning +25.3% during the reporting period. The Internet & Catalog Retail industry topped all the industries in the Fund in performance with a six-month return of +63.8%. Netflix, Inc., the Fund's leading individual performer and contributor, was a part of the industry. The online movie rental company had a six-month return of +108.8% and contributed +1.2% to the Fund's total return, as it reached 20 million subscribers at the end of 2010. The Fund's holdings in the Hotels, Restaurants & Leisure industry had a six-month return of +31.6% and contributed +4.5% to the Fund's total return. Casino operator Las Vegas Sands Corp. was the industry's best performer (+73.1% six-month return) and contributor (+1.1% contribution) due to strong revenue growth in Macau, which has become the world's largest gambling hub. On a relative basis, the Fund outperformed its benchmark, the S&P 500 Consumer Discretionary Index. The Auto Components industry was a leading contributor to outperformance. The Fund received better performance than the benchmark from the industry (+43.3% vs. +31.7% six-month return) and was overweight the industry relative to the benchmark (7.9% vs. 2.3% average weight). TRW Automotive Holdings Corp. was the leader in the industry and the source of outperformance for the industry. The company had a six-month return of +70.0% and contributed +0.8% to the Fund's total return, but was not included in the benchmark. The Fund's holdings in the Hotels, Restaurants & Leisure industry outperformed the benchmark's constituents +31.6% versus +15.8% over six months. Strong returns from Las Vegas Sands Corp. (+73.1%), Royal Caribbean Cruises Ltd. (+55.6%), and Chipotle Mexican Grill, Inc. (+48.0%) contributed to the industry's outperformance, as they were all held in the Fund but not included in the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

      Top-Performing Stocks                           Bottom-Performing Stocks
          Netflix, Inc.                                   RadioShack Corp.
      Las Vegas Sands Corp.                               Aeropostale, Inc.
          Fossil, Inc.                                     H&R Block, Inc.
  TRW Automotive Holdings Corp.                             Aaron's, Inc.
      Sirius XM Radio, Inc.                                 Big Lots, Inc.

--------

(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or, alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Discretionary                                  91.14%
Industrials                                              4.49
Consumer Staples                                         3.45
Information Technology                                   0.92
                                                       -------
   Total                                               100.00%
                                                       =======



TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
TRW Automotive Holdings Corp.                            1.58%
Gentex Corp.                                             1.52
Lear Corp.                                               1.50
WESCO International, Inc.                                1.49
Tractor Supply Co.                                       1.48
CarMax, Inc.                                             1.43
AutoNation, Inc.                                         1.42
Las Vegas Sands Corp.                                    1.42
Fossil, Inc.                                             1.41
Johnson Controls, Inc.                                   1.41
                                                       -------
   Total                                                14.66%
                                                       =======

[GRAPHIC OMITTED]
                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust             StrataQuant(R)                           S&P 500(R)
           Consumer Discretionary  Consumer Discretionary  Russell 1000(R)  Consumer Discretionary
           AlphaDEX(R) Fund        Index                   Index            Index
 5/8/2007  $10,000                 $10,000                 $10,000          $10,000
7/31/2007  $ 9,415                 $ 9,439                 $ 9,674          $ 9,418
1/31/2008  $ 8,296                 $ 8,349                 $ 9,261          $ 8,326
7/31/2008  $ 7,133                 $ 7,194                 $ 8,647          $ 7,355
1/31/2009  $ 4,347                 $ 4,406                 $ 5,911          $ 5,679
7/31/2009  $ 6,482                 $ 6,601                 $ 6,903          $ 6,667
1/31/2010  $ 7,427                 $ 7,592                 $ 7,611          $ 7,697
7/31/2010  $ 8,108                 $ 8,319                 $ 7,904          $ 8,410
1/31/2011  $ 9,985                 $10,280                 $ 9,387          $10,051


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      15                         0                        0                         0
8/1/07 - 7/31/08                      134                         7                        0                         0
8/1/08 - 7/31/09                      112                         5                        4                         1
8/1/09 - 7/31/10                      175                         0                        0                         0
8/1/10 - 1/31/11                      124                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      42                         0                        0                         0
8/1/07 - 7/31/08                      104                         3                        2                         0
8/1/08 - 7/31/09                      124                         9                        0                         0
8/1/09 - 7/31/10                       76                         0                        0                         0
8/1/10 - 1/31/11                        3                         0                        0                         0

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                              Average Annual           Cumulative
                                                                               Total Returns          Total Returns
                                             6 Months Ended   1 Year Ended  Inception (05/08/07)  Inception (05/08/07)
                                                01/31/11         01/31/11        to 01/31/11           to 01/31/11

 Fund Performance
 NAV                                             11.94%           19.98%            2.48%                  9.58%
 Market Price                                    12.10%           20.10%            2.50%                  9.68%

 Index Performance
 StrataQuant(R) Consumer Staples Index           12.44%           20.97%            3.24%                 12.63%
 Russell 1000(R) Index                           18.76%           23.33%           -1.68%                 -6.13%
 S&P 500(R) Consumer Staples Index                8.97%           13.55%            4.63%                 18.40%
 Russell 1000(R) Consumer Staples Index(1)        8.88%           14.25%              NA                    NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +11.94% outperformed the +8.97% return of one of its benchmark indexes, the S&P 500(R) Consumer Staples Index, by +2.97%. The Food Products industry was responsible for more than half of the Fund's total return with a +6.5% contribution to total return. The industry was the heaviest-weighted industry in the Fund with a 47.7% average weight, and the Fund's holdings from the industry had a solid six-month return of +13.9%. Del Monte Foods Co., a constituent of the Food Products industry, was the Fund's best individual contributor with a +1.3% contribution to total return. The company had a six-month return of 38.1% after KKR & Co. agreed to purchase Del Monte Foods Co. for $19/share. The Food & Staples Retailing industry contributed +1.9% to the Fund's total return and was the second best-contributing industry. Walgreen Co. was a part of the industry and the Fund's best individual performer. The drug store operator benefitted from a complete remodeling of its stores to get rid of slower selling items and had a six-month return of +43.2%. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Consumer Staples Index. The majority of the Fund's outperformance came from the Food Products industry. Not only did the Fund receive better performance from the industry than the benchmark (+13.9% vs. +6.6% six-month return), but the Fund was significantly overweight the industry relative to the benchmark (47.7% vs. 16.5% average weight).

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)
     Top-Performing Stocks                      Bottom-Performing Stocks
      Del Monte Foods Co.                            SUPERVALU, Inc.
        Herbalife Ltd.                               Dean Foods Co.
         Walgreen Co.                        Dr. Pepper Snapple Group, Inc.
  Coca-Cola Enterprises, Inc.                          Sysco Corp.
          Bunge Ltd.                       Central European Distribution Corp.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Staples                                       100.00%
                                                       -------
   Total                                               100.00%
                                                       =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Archer-Daniels-Midland Co.                               5.20%
Bunge Ltd.                                               4.98
Whole Foods Market, Inc.                                 4.90
Smithfield Foods, Inc.                                   4.62
Herbalife Ltd.                                           4.58
Tyson Foods, Inc., Class A                               4.58
Molson Coors Brewing Co., Class B                        4.47
Dean Foods Co.                                           4.40
Walgreen Co.                                             3.98
CVS Caremark Corp.                                       3.77
                                                       -------
   Total                                                45.48%
                                                       =======

[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust        StrataQuant(R)                       S&P 500(R)
           Consumer Staples   Consumer Staples   Russell 1000(R)   Consumer Staples
           AlphaDEX(R) Fund   Index              Index             Index
 5/8/2007  $10,000            $10,000            $10,000           $10,000
7/31/2007  $ 9,555            $ 9,574            $ 9,674           $ 9,747
1/31/2008  $ 8,917            $ 8,971            $ 9,261           $10,285
7/31/2008  $ 9,091            $ 9,180            $ 8,647           $10,386
1/31/2009  $ 7,142            $ 7,224            $ 5,646           $ 8,404
7/31/2009  $ 8,442            $ 8,577            $ 6,903           $ 9,587
1/31/2010  $ 9,133            $ 9,311            $ 7,611           $10,426
7/31/2010  $ 9,790            $10,017            $ 7,904           $10,865
1/31/2011  $10,958            $11,263            $ 9,387           $11,840


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of January 31, 2011 The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        1                         0
8/1/07 - 7/31/08                      142                         8                        0                         1
8/1/08 - 7/31/09                      106                         8                        8                         5
8/1/09 - 7/31/10                      167                         0                        0                         0
8/1/10 - 1/31/11                       91                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       93                         6                        0                         0
8/1/08 - 7/31/09                      119                         7                        2                         0
8/1/09 - 7/31/10                       84                         0                        0                         0
8/1/10 - 1/31/11                       36                         0                        0                         0

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmarks. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                     Average Annual           Cumulative
                                                                      Total Returns          Total Returns
                                   6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                      01/31/11        01/31/11         to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                    40.67%          42.68%           3.63%                 14.22%
 Market Price                           40.62%          42.81%           3.65%                 14.32%

 Index Performance
 StrataQuant(R) Energy Index            41.18%          43.75%           4.34%                 17.18%
 Russell 1000(R) Index                  18.76%          23.33%          -1.68%                 -6.13%
 S&P 500(R) Energy Index                36.25%          35.37%           4.34%                 17.17%
 Russell 1000(R) Energy Index(1)        36.66%          35.89%             NA                    NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +40.67% outperformed the +36.25% return of one of its benchmark indexes, the S&P 500(R) Energy Index, by +4.42%. Rising oil prices, due to improving prospects or global economic growth, helped the Energy sector to strong returns for the six months covered by this report. The solid performance was widespread as a majority of companies in the Fund and benchmark had double-digit positive returns. National Oilwell Varco, Inc. led the Fund in performance and contribution. The oil equipment company had a six-month return of +89.5% and contributed +2.1% to the Fund's total return, due to strong orders for its rig technology and a 10% increase in its quarterly dividend. Independent oil refiner Holly Corp. was the second best performer and contributor with a six-month return of +85.3% and a contribution to total return of +1.9%. The company benefitted from the integration of two refineries in Tulsa, which were purchased separately from Sinclair Oil Corp. and Sunoco, Inc. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Energy Index. The Fund benefitted from being well diversified relative to the benchmark, and was overweight companies such as National Oilwell Varco, Inc., Holly Corp., Concho Resources, Inc., and SM Energy Co. These companies had six-month returns of +89.5%, +85.3%, +60.5%, and +50.2%, respectively, and contributed +6.8% to the Fund's total return, but only +1.4% to the benchmark's total return. The benchmark was significantly overweight Exxon Mobil Corp., and though the company had a solid six-month return of +37.0%, it was not enough to cause significant outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

        Top-Performing Stocks                        Bottom-Performing Stocks
    National Oilwell Varco, Inc.                      Exterran Holdings, Inc.
             Holly Corp.                                  First Solar, Inc.
              Hess Corp.                             Smith International, Inc.
 Plains Exploration & Production Co.                    EOG Resources, Inc.
        Atwood Oceanics, Inc.                                 EQT Corp.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008. In addition, performance data is not available for the periods shown in the table for the Russell 1000(R) Integrated Oils Index or the Russell 1000(R) Other Energy Index because these indices ceased being calculated by Russell effective June 30, 2009.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Energy                                                  96.50%
Materials                                                2.31
Information Technology                                   1.19
                                                       -------
   Total                                               100.00%
                                                       =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Marathon Oil Corp.                                       3.50%
Holly Corp.                                              3.41
Hess Corp.                                               3.11
Atwood Oceanics, Inc.                                    3.07
Diamond Offshore Drilling, Inc.                          3.04
ConocoPhillips                                           2.97
SEACOR Holdings, Inc.                                    2.96
Chevron Corp.                                            2.95
Arch Coal, Inc.                                          2.77
Baker Hughes, Inc.                                       2.72
                                                       -------
   Total                                                30.50%
                                                       =======

[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Energy AlphaDEX(R)   StrataQuant(R)   Russell 1000(R)   S&P 500(R)
           Fund                 Energy Index     Index             Energy Index
 5/8/2007  $10,000              $ 8,153          $7,611            $ 8,656
7/31/2010  $ 8,119              $ 8,301          $7,904            $ 8,601
1/31/2011  $11,422              $11,717          $9,387            $11,718

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      111                         4                        4                         0
8/1/08 - 7/31/09                      116                         9                       10                         2
8/1/09 - 7/31/10                      162                         1                        0                         0
8/1/10 - 1/31/11                      104                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                      124                         7                        0                         0
8/1/08 - 7/31/09                      108                         5                        4                         1
8/1/09 - 7/31/10                       86                         2                        0                         0
8/1/10 - 1/31/11                       23                         0                        0                         0

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                           Average Annual         Cumulative
                                                                                            Total Returns        Total Returns
                                                        6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                                             01/31/11        01/31/11        to 01/31/11          to 01/31/11

 Fund Performance

 NAV                                                          15.20%          22.84%           -6.13%               -21.03%
 Market Price                                                 15.35%          23.00%           -6.09%               -20.93%

 Index Performance

 StrataQuant(R) Financials Index                              15.70%          23.88%           -5.18%               -18.01%
 Russell 1000(R) Index                                        18.76%          23.33%           -1.68%                -6.13%
 S&P 500(R) Financials Index                                  12.22%          16.94%          -17.97%               -52.28%
 Russell 1000(R) Financial Services Index(1)                  12.41%          16.81%             NA                    NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +15.20% outperformed the +12.22% return of one of its benchmark indexes, the S&P 500(R) Financials Index, by +2.98%. The Fund's performance was heavily influenced by the Insurance industry, as the industry comprised an average of 44.5% of the Fund's weight. For the six months covered by this report, the Fund's holdings from the industry returned +14.2% and contributed +6.5% to the Fund's total return. The Fund's leading individual contributor to total return, MBIA, Inc., was a part of the industry. During the time MBIA, Inc. was held in the Fund for this reporting period, it returned +24.9% and contributed +0.5% to the Fund's total return. The bond insurer benefitted from the possibility of legal challenges to mortgage securitizations, which have cost bond insurers billions since the housing crisis began. Bond insurers stand to gain from the legal challenges because the loans mortgage sellers used to back bonds, which were then insured by companies like MBIA, Inc., may have failed to meet promised quality. The Capital Markets industry was the second best-contributing industry in the Fund with a +2.5% contribution to total return. The Fund's second-best individual performer and contributor, Ameriprise Financial, Inc., was a part of the industry. The financial planning firm had a six-month return of +46.5% and contributed +0.4% to the Fund's total return, citing increased adviser productivity (operating revenue per adviser) and market appreciation as reasons for its strong performance. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Financials Index. The Insurance industry was the largest contributor to Fund outperformance as the Fund's holdings in the industry outperformed the benchmark's constituents for the industry (+14.2% vs. +11.1% six-month return) and the Fund was overweight the industry relative to the benchmark (44.5% vs. 25.2% average weight). The Diversified Financial Services industry also contributed to Fund outperformance. The Fund was underweight the industry relative to the benchmark (5.8% vs. 26.2% average weight), but the Fund received better performance than the benchmark from the industry (+16.2% vs. +9.2%), resulting in a relative performance boost for the Fund.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)
     Top-Performing Stocks                         Bottom-Performing Stocks
          MBIA, Inc.                            General Growth Properties, Inc.
  Ameriprise Financial, Inc.                         Assured Guaranty Ltd.
 Erie Indemnity Co., Class A                       Digital Realty Trust, Inc.
      Ares Capital Corp.                                CoreLogic, Inc.
       CIT Group, Inc.                              Hudson City Bancorp, Inc.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Financials                                              92.51%
Information Technology                                   5.10
Industrials                                              1.51
Consumer Discretionary                                   0.88
                                                       -------
   Total                                               100.00%
                                                       =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Total System Services, Inc.                              1.23%
Capital One Financial Corp.                              1.23
Leucadia National Corp.                                  1.21
Unitrin, Inc.                                            1.19
CB Richard Ellis Group, Inc., Class A                    1.18
Ameriprise Financial, Inc.                               1.16
NYSE Euronext                                            1.15
Aspen Insurance Holdings Ltd.                            1.14
Hartford Financial Services Group (The), Inc.            1.14
Prudential Financial, Inc.                               1.14
                                                        ------
   Total                                                11.77%
                                                        ======

[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Financials AlphaDEX(R)   StrataQuant(R)     Russell 1000(R)   S&P 500(R)
           Fund                     Financials Index   Index             Financials Index
 5/8/2007  $10,000                  $10,000            $10,000           $10,000
7/31/2007  $ 8,955                  $ 8,986            $ 9,674           $ 8,883
1/31/2008  $ 7,939                  $ 8,017            $ 9,261           $ 7,875
7/31/2008  $ 6,363                  $ 6,450            $ 8,647           $ 5,950
1/31/2009  $ 3,908                  $ 3,976            $ 5,646           $ 3,444
7/31/2009  $ 5,412                  $ 5,550            $ 6,903           $ 3,713
1/31/2010  $ 6,429                  $ 6,618            $ 7,611           $ 4,081
7/31/2010  $ 6,856                  $ 7,086            $ 7,904           $ 4,253
1/31/2011  $ 7,897                  $ 8,199            $ 9,387           $ 4,772

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      19                         0                        0                         0
8/1/07 - 7/31/08                      117                         4                        4                         1
8/1/08 - 7/31/09                      127                        11                        4                         6
8/1/09 - 7/31/10                      175                         0                        0                         0
8/1/10 - 1/31/11                      104                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      38                         0                        0                         0
8/1/07 - 7/31/08                      112                        10                        2                         0
8/1/08 - 7/31/09                       99                         3                        4                         1
8/1/09 - 7/31/10                       76                         0                        0                         0
8/1/10 - 1/31/11                       23                         0                        0                         0

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Healthcare Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                           Average Annual          Cumulative
                                                                            Total Returns         Total Returns
                                        6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                           01/31/11        01/31/11          to 01/31/11           to 01/31/11

 Fund Performance
 NAV                                        22.36%          22.70%              7.70%                31.90%
 Market Price                               22.40%          22.74%              7.71%                31.95%

 Index Performance
 StrataQuant(R) Health Care Index           22.89%          23.72%              8.59%                36.02%
 Russell 1000(R) Index                      18.76%          23.33%             -1.68%                -6.13%
 S&P 500(R) Health Care Index               11.88%           2.91%             -1.91%                -6.95%
 Russell 1000(R) Health Care Index(1)       13.26%           5.08%               NA                    NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +22.36% outperformed the +11.88% return of one of its benchmark indexes, the S&P 500(R) Health Care Index, by +10.48%. The Health Care Providers & Services industry led all industries in contribution to the Fund's total return with an +8.5% contribution. The Fund's holdings in the industry had a six-month return of +24.2%, and the industry was the most represented industry in the Fund with a 36.3% average weight. Coventry Health Care, Inc. was the Health Care Providers & Services industry's best performer and contributor with a six-month return of +51.1% and a +1.1% contribution to total return. The company's stock jumped almost +13% in two trading days after the company announced that earnings for the third quarter 2010 increased +89% versus the same quarter the previous year. Coventry Health Care cited an organic increase in membership and successful integration of recent acquisitions as reasons for the solid performance. The Health Care Equipment & Supplies industry was the second-best industry in terms of contribution with a +5.7% contribution to total return. Cooper (The) Cos., Inc. was the industry's leading contributor with a +0.9% contribution to total return. The specialty health care product manufacturer reported is fiscal fourth quarter earnings jumped +55.2% from the same quarter the previous year due to an +11% increase in revenues and +33% increase in operating margins. The Fund's top two individual contributors, King Pharmaceuticals, Inc. and Endo Pharmaceuticals Holdings, Inc., were from the Pharmaceuticals industry. King Pharmaceuticals, Inc. had a six-month return of +62.5% while it was held in the Fund this period and contributed +1.1% to the Fund's total return after being acquired by Pfizer, Inc. for $3.6 billion. Endo Pharmaceutical Holdings, Inc. contribution also rounded to +1.1%, as the company had a six-month return of +38.3%. In September, the company took a step to diversify its revenue stream by announcing the acquisition of generic drug manufacturer Qualitest Pharmaceuticals. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Health Care Index. Much of the outperformance came from the Pharmaceuticals industry. The benchmark had a 52.0% average weight in the industry and received a mediocre +7.1% six-month return from its holdings in the industry. The Fund had an average weight of 18.6% in the industry and the Fund's holdings there returned +19.5%. The Fund's strong performance from the industry came from the previously mentioned King Pharmaceuticals, Inc. and Endo Pharmaceutical Holdings, Inc. The benchmark's return in the industry was tempered by having large weights in Abbott Laboratories and Merck & Co, Inc., which had six-month returns of -6.4% and -1.7%, respectively. In total, the Fund received a larger contribution to return from the Pharmaceuticals industry than the benchmark, even though the Fund was significantly underweight the industry relative to the benchmark. The Health Care Equipment & Supplies industry also caused Fund outperformance as the Fund's holdings in the industry had better returns than the benchmark's constituents (+26.2% vs. +12.9% six-month return) and the Fund was overweight the industry relative to the benchmark (22.6% vs. 14.1% average weight).

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

       Top-Performing Stocks                         Bottom-Performing Stocks
     King Pharmaceuticals, Inc.                           Dendreon Corp.
 Endo Pharmaceuticals Holdings, Inc.                 Intuitive Surgical, Inc.
     Coventry Health Care, Inc.                           Thoratec Corp.
      Cooper (The) Cos., Inc.                      Human Genome Sciences, Inc.
   Alexion Pharmaceuticals, Inc.                      Emdeon, Inc., Class A

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Health Care                                             99.56%
Information Technology                                   0.44
                                                       -------
   Total                                               100.00%
                                                       =======



TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
UnitedHealth Group, Inc.                                 2.63%
Coventry Health Care, Inc.                               2.63
Kinetic Concepts, Inc.                                   2.55
Illumina, Inc.                                           2.54
WellPoint, Inc.                                          2.53
Aetna, Inc.                                              2.50
Humana, Inc.                                             2.45
Alexion Pharmaceuticals, Inc.                            2.41
Amgen, Inc.                                              2.33
Tenet Healthcare Corp.                                   2.30
                                                        ------
   Total                                                24.87%
                                                        ======

[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust               StrataQuant(R)                     S&P 500(R)
           Health Care AlphaDEX(R)   Health Care      Russell 1000(R)   Health Care
           Fund (FXH)                Index            Index             Index
 5/8/2007  $10,000                   $10,000          $10,000           $10,000
7/31/2007  $ 9,740                   $ 9,764          $ 9,674           $ 9,222
1/31/2008  $ 9,645                   $ 9,702          $ 9,261           $ 9,269
7/31/2008  $ 9,465                   $ 9,573          $ 8,647           $ 8,940
1/31/2009  $ 7,330                   $ 7,443          $ 5,646           $ 7,696
7/31/2009  $ 8,830                   $ 9,001          $ 6,903           $ 7,974
1/31/2010  $10,750                   $10,993          $ 7,611           $ 9,042
7/31/2010  $10,780                   $11,068          $ 7,904           $ 8,318
1/31/2011  $13,190                   $13,602          $ 9,387           $ 9,305


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        0                         0
8/1/07 - 7/31/08                      133                         7                        2                         0
8/1/08 - 7/31/09                      118                         6                        7                         2
8/1/09 - 7/31/10                      161                         0                        0                         0
8/1/10 - 1/31/11                       92                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      30                         0                        0                         0
8/1/07 - 7/31/08                       93                        15                        0                         0
8/1/08 - 7/31/09                      116                         5                        1                         0
8/1/09 - 7/31/10                       90                         0                        0                         0
8/1/10 - 1/31/11                       35                         0                        0                         0

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                 Average Annual           Cumulative
                                                                                  Total Returns          Total Returns
                                              6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                                 01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                              23.18%          33.75%             -0.88%                 -3.24%
 Market Price                                     23.54%          33.96%             -0.84%                 -3.09%

 Index Performance

 StrataQuant(R) Industrials Index                 23.68%          34.80%             -0.12%                 -0.46%
 Russell 1000(R) Index                            18.76%          23.33%             -1.68%                 -6.13%
 S&P 500(R) Industrials Index                     20.80%          33.73%             -0.05%                 -0.18%
 Russell 1000(R) Producer Durables Index(1)       22.05%          34.31%               NA                     NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +23.18% outperformed the +20.80% return of one of its benchmark indexes, the S&P 500(R) Industrials Index, by +2.38%. The Machinery industry led the all industries in the Fund with an +8.2% contribution to total return. The industry was the most represented industry in the Fund with a 25.2% average weight and the second best-performing industry in the Fund with a +33.4% six-month return. Engine and generator manufacturer Cummins, Inc. was the top contributor from the Machinery industry with a +0.7% contribution on a six-month return of +33.8%. Despite coming in a little below expectations, the company reported earnings for the quarter ended 10/2010 increased +137.5% versus the same quarter in 2009, driven largely by strong demand from emerging markets. The Energy Equipment & Services industry was the best-performing industry in the Fund with a six-month return of +56.7%. The Fund's holdings in this industry were made up of two companies: McDermott International, Inc. and Tidewater, Inc., which were the Fund's top two individual contributors to total return. These companies are classified as being part of the Energy Sector according to GICS, but fall into the Industrials sector under Russell classification. McDermott International, Inc. was the Fund's leading individual performer and contributor with a six-month return of +71.2% and a +0.9% contribution to the Fund's total return. The company's performance was helped by receiving a contract to make subsea structures and spools for Chevron's Gorgon Upstream Project. On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Industrials Index. The main cause of outperformance was the Fund's exposure to the Energy Equipment & Services industry, which the benchmark did not have. Also contributing to outperformance was the Fund's heavy allocation to the strong-performing Machinery industry relative to the benchmark (25.2% vs. 19.1%).


                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

       Top-Performing Stocks                           Bottom-Performing Stocks
   McDermott International, Inc.                        Monster Worldwide, Inc.
          Tidewater, Inc.                                      AMR Corp.
           Cummins, Inc.                                   FLIR Systems, Inc
 United Continental Holdings, Inc.                           Frontline Ltd.
     Chicago Bridge & Iron Co.                             N.V. Teekay Corp.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Industrials                                             84.25%
Information Technology                                   7.87
Energy                                                   4.08
Health Care                                              2.26
Materials                                                1.54
                                                       -------
   Total                                               100.00%
                                                       =======



TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
L-3 Communications Holdings, Inc.                        1.80%
Tidewater, Inc.                                          1.79
Deere & Co.                                              1.77
Convergys Corp.                                          1.75
Raytheon Co.                                             1.74
Northrop Grumman Corp.                                   1.73
URS Corp.                                                1.73
Eaton Corp.                                              1.72
KBR, Inc.                                                1.70
Fluor Corp.                                              1.69
                                                        ------
   Total                                                17.42%
                                                        ======


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust Industrials/
           Producer Durables          StrataQuant(R)      Russell 1000(R)   S&P 500(R) Industrials
           AlphaDEX(R) Fund           Industrials Index   Index             Index
 5/8/2007  $10,000                    $10,000             $10,000           $10,000
7/31/2007  $ 9,435                    $ 9,457             $ 9,674           $10,400
1/31/2008  $ 8,770                    $ 8,820             $ 9,261           $ 9,935
7/31/2008  $ 8,792                    $ 8,874             $ 8,647           $ 9,138
1/31/2009  $ 4,967                    $ 5,030             $ 5,646           $ 5,934
7/31/2009  $ 6,081                    $ 6,182             $ 6,903           $ 6,422
1/31/2010  $ 7,233                    $ 7,384             $ 7,611           $ 7,464
7/31/2010  $ 7,854                    $ 8,048             $ 7,904           $ 8,263
1/31/2011  $ 9,676                    $ 9,954             $ 9,387           $ 9,982


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      40                         1                        0                         0
8/1/07 - 7/31/08                      121                         4                        3                         0
8/1/08 - 7/31/09                      115                         3                        6                         0
8/1/09 - 7/31/10                      163                         0                        0                         0
8/1/10 - 1/31/11                      112                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      16                         0                        0                         0
8/1/07 - 7/31/08                      115                         6                        1                         0
8/1/08 - 7/31/09                      122                         6                        3                         0
8/1/09 - 7/31/10                       88                         0                        0                         0
8/1/10 - 1/31/11                       15                         0                        0                         0

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                        Average Annual           Cumulative
                                                                                         Total Returns          Total Returns
                                                     6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                                        01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                                     22.81%          37.46%             6.69%                  27.36%
 Market Price                                            22.80%          37.38%             6.69%                  27.35%

 Index Performance

 StrataQuant(R) Materials Index                          23.29%          38.25%             7.48%                  30.90%
 Russell 1000(R) Index                                   18.76%          23.33%            -1.68%                  -6.13%
 S&P 500(R) Materials Index                              24.78%          33.63%             1.43%                   5.43%
 Russell 1000(R) Materials and Processing Index(1)       25.28%          36.01%               NA                      NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +22.81% underperformed the +24.78% return of one of its benchmark indexes, the S&P 500(R) Materials Index, by -1.97%. The Chemicals industry led all industries in the Fund with a +9.7% contribution to the Fund's total return. The Fund's holdings in the industry had a six-month return of +23.6%, which was in line with the sector at large, and had an average weight in the Fund of 40.2%. Leading the way in the sector, CF Industries Holdings, Inc. was the Fund's best individual performer with a six-month return of +66.6%, and a top contributor with a +1.3% contribution to total return. The company, which makes fertilizer, saw its stock jump in value after the U.S. Government cut a corn-crop forecast, which could possibly lead to higher corn plantings and fertilizer demand next year. Improving prospects for global economic growth helped the Metals & Mining industry be the second-best contributing industry in the Fund with a +5.2% contribution. Reliance Steel & Aluminum Co. was the leading individual contributor from the industry. The company had a six-month return of +33.7% and contributed +1.0% to the Fund's total return. In addition to increased demand for metals, the company gained from the acquisition of Lampros Steel, Inc. in December 2010. The Fund's best individual contributor came from the Paper & Forest Products industry. Domtar Corp. had a six-month return of +51.3% and contributed +1.7% to the Fund's total return partially due to world pulp shipments hitting a record high in December 2010. On a relative basis, the Fund underperformed its benchmark, the S&P 500(R) Materials Index. Most of the underperformance came from the Metals & Mining industry. Relative to the benchmark, the Fund received lower performance (+27.2% vs. +31.5% six-month return) from the industry and was underweight the industry (20.4% vs. 32.1% average weight). Freeport-McMoRan Copper & Gold, Inc., which had a six-month return of +54.5%, was the main cause of the underperformance the Fund received from the industry. The Fund was not only significantly underweight the company relative to the benchmark (2.4% vs. 11.5% average weight), but the Fund did not hold the company for the entire six months and thus did not receive the full benefit of its appreciation.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

       Top-Performing Stocks                       Bottom-Performing Stocks
           Domtar Corp.                              Titanium Metals Corp.
 Armstrong World Industries, Inc.                  United States Steel Corp.
   CF Industries Holdings, Inc.                      Vulcan Materials Co.
         Timken (The) Co.                         Carpenter Technology Corp.
   Reliance Steel & Aluminum Co.                Martin Marietta Materials, Inc.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Materials                                               88.94%
Industrials                                             11.06
                                                       -------
   Total                                               100.00%
                                                       =======



TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Domtar Corp.                                             3.75%
Eastman Chemical Co.                                     3.57
Cliffs Natural Resources, Inc.                           3.54
Owens Corning, Inc.                                      3.48
Celanese Corp., Class A                                  3.26
United States Steel Corp.                                3.19
Timken (The) Co.                                         3.19
Schnitzer Steel Industries, Inc., Class A                3.01
Southern Copper Corp.                                    2.97
Ashland, Inc.                                            2.95
                                                        ------
   Total                                                32.91%
                                                        ======


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Materials AlphaDEX(R)   StrataQuant(R)    Russell 1000(R)   S&P 500(R)
           Fund                    Materials Index   Index             Materials Index
 5/8/2007  $10,000                 $10,000           $10,000           $10,000
7/31/2007  $10,085                 $10,104           $ 9,674           $ 9,956
1/31/2008  $10,310                 $10,362           $ 9,261           $10,271
7/31/2008  $11,037                 $11,128           $ 8,647           $10,387
1/31/2008  $ 5,255                 $ 5,323           $ 5,646           $ 5,394
7/31/2009  $ 7,814                 $ 7,950           $ 6,903           $ 7,499
1/31/2010  $ 9,265                 $ 9,468           $ 7,611           $ 7,890
7/31/2010  $10,371                 $10,617           $ 7,904           $ 8,450
1/31/2011  $12,736                 $13,090           $ 9,387           $10,543


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      132                         3                        5                         0
8/1/08 - 7/31/09                      104                         8                        3                         1
8/1/09 - 7/31/10                      172                         0                        0                         0
8/1/10 - 1/31/11                      112                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       98                        10                        2                         0
8/1/08 - 7/31/09                      131                         8                        0                         0
8/1/09 - 7/31/10                       79                         0                        0                         0
8/1/10 - 1/31/11                       15                         0                        0                         0

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                              Average Annual           Cumulative
                                                                               Total Returns          Total Returns
                                           6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                              01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                           30.99%          43.94%             4.69%                  18.68%
 Market Price                                  31.03%          44.06%             4.72%                  18.78%

 Index Performance
 StrataQuant(R) Technology Index               31.54%          45.12%             5.64%                  22.74%
 Russell 1000(R) Index                         18.76%          23.33%            -1.68%                  -6.13%
 S&P 500(R) Information Technology Index       19.81%          25.42%             3.73%                  14.65%
 Russell 1000(R) Technology Index(1)           20.62%          27.46%               NA                     NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +30.99% outperformed the +19.81% return of one of its benchmark indexes, the S&P 500(R) Information Technology Index, by +11.18%. The Information Technology sector had a strong six months in general, but the Semiconductor industry, in particular, stood out among all other industries in the Fund. The Fund's holdings in the industry had a six-month return of +43.6% and an average Fund weight of +25.5%, resulting in an +11.3% contribution to total return. The Fund's top individual performer and contributor to total return, Atmel Corp., was a part of the industry. The company, which is a leader in microcontroller and touch technology, posted its seventh sequential quarterly increase in revenue in the fourth quarter of 2010, partially due to strong microcontroller sales. Also from the semiconductor industry, Fairchild Semiconductor International, Inc. was the Fund's second best-performer (+95.8% six-month return), and contributor (+1.6% contribution). The power solutions company reported a +25% increase in sales for the third quarter of 2010 versus the third quarter of 2009, increased adjusted gross margins the sixth straight quarter, and won an Innovation Award from Electronics Design News China. The Fund's holdings in the Electronic Equipment Instruments & Components industry had a six-month return of +31.5% to make it the second best-performing industry in the Fund. Vishay Intertechnology, Inc. was the best-performing company in the industry. The company had a six-month return of +94.2% as strong computer chip sales helped earnings per share triple in the fourth quarter of 2010 versus the fourth quarter of 2009. On a relative basis, the Fund outperformed its primary benchmark, the S&P 500(R) Information Technology Index. Most of the outperformance came from the Semiconductor industry. The Fund received better performance from the industry than the benchmark (+43.6% vs. +22.2% six-month return) and was significantly overweight the industry relative to the benchmark (25.5% vs. 13.2% average weight). The Fund was able to outperform the benchmark within the Semiconductor industry because the benchmark did not hold Atmel Corp. or Fairchild Semiconductor International, Inc., and the benchmark had a large average weight in Intel Corp., which had a subpar six-month return of +5.8%. In total, the Semiconductor industry contributed +11.3% to the Fund's total return and only +2.7% to the return of the benchmark.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

           Top-Performing Stocks                   Bottom-Performing Stocks
                Atmel Corp.                               Cree, Inc.
Fairchild Semiconductor International, Inc.              Tellabs, Inc.
       Vishay Intertechnology, Inc.                      SanDisk Corp.
         Skyworks Solutions, Inc.              Dolby Laboratories, Inc., Class A
            F5 Networks, Inc.                            Equinix, Inc.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Information Technology                                 100.00%
                                                       -------
   Total                                               100.00%
                                                       =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Micron Technology, Inc.                                  2.47%
Teradyne, Inc.                                           2.23
Cypress Semiconductor Corp.                              2.19
Corning, Inc.                                            2.16
Vishay Intertechnology, Inc.                             2.11
Skyworks Solutions, Inc.                                 2.09
Arrow Electronics, Inc.                                  2.08
Atmel Corp.                                              2.07
Computer Sciences Corp.                                  2.02
Ciena Corp.                                              1.97
                                                        ------
   Total                                                21.39%
                                                        ======


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Technology AlphaDEX(R)   StrataQuant(R)     Russell 1000(R)   S&P 500(R)
           Fund                     Technology Index   Index             Technology Index
 5/8/2007  $10,000                  $10,000            $10,000           $10,000
7/31/2007  $10,235                  $10,252            $ 9,674           $10,160
1/31/2008  $ 9,030                  $ 9,078            $ 9,261           $ 9,501
7/31/2008  $ 8,815                  $ 8,895            $ 8,647           $ 9,320
1/31/2009  $ 5,205                  $ 5,295            $ 5,646           $ 6,101
7/31/2009  $ 7,236                  $ 7,397            $ 6,903           $ 8,416
1/31/2010  $ 8,246                  $ 8,457            $ 7,611           $ 9,142
7/31/2010  $ 9,060                  $ 9,330            $ 7,904           $ 9,570
1/31/2011  $11,868                  $12,274            $ 9,387           $11,465


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      23                         1                        0                         0
8/1/07 - 7/31/08                      130                         4                        4                         0
8/1/08 - 7/31/09                      111                         2                       11                         1
8/1/09 - 7/31/10                      163                         0                        0                         0
8/1/10 - 1/31/11                      100                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      33                         0                        0                         0
8/1/07 - 7/31/08                      107                         4                        1                         0
8/1/08 - 7/31/09                      119                        10                        0                         1
8/1/09 - 7/31/10                       87                         1                        0                         0
8/1/10 - 1/31/11                       27                         0                        0                         0

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                         Average Annual           Cumulative
                                                                          Total Returns          Total Returns
                                      6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                         01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                      11.39%          19.47%            -1.10%                  -4.03%
 Market Price                             11.38%          19.62%            -1.08%                  -3.99%

 Index Performance
 StrataQuant(R) Utilities Index           11.83%          20.44%            -0.24%                  -0.90%
 Russell 1000(R) Index                    18.76%          23.33%            -1.68%                  -6.13%
 S&P 500(R) Utilities Index                6.81%          12.21%            -3.59%                 -12.75%
 Russell 1000(R) Utilities Index(1)       11.08%          18.77%              NA                      NA

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +11.39% outperformed the +6.81% return of one of its benchmark indexes, the S&P 500(R) Utilities Index, by +4.58%. In general, the defensive Utilities sector lagged other sectors as the equity markets rallied during the six months covered by this report. The Electric Utilities and Multi-Utilities industries were the largest contributing industries in the Fund with each making a +2.9% contribution to total return. Neither industry had standout performance, but the two industries were the heaviest weighted in the Fund (30.5% average weight in Electric Utilities, 26.0% average weight in Multi-Utilities). The Fund's holdings in the Gas Utilities industry had a six-month return of +19.2% making it the best performing industry in the Fund that was represented by more than one constituent. The industry was led by Energen Corp.'s six-month return of +26.5% and contribution to total return of +0.8%. The energy exploration company reported record production (18.8 million barrels of oil equivalents) and record reserves (303 million barrels of oil equivalents) in 2010. The Fund received +3.9% contribution from companies that fall in the Telecommunications Sector under GICs, but are classified as Utilities companies by Russell. Examples of these companies include the Fund's top two individual contributors: MetroPCS Communications, Inc. and CenturyLink, Inc. MetroPCS Communications, Inc. had a six-month return of +44.4% and contributed +1.3% to the Fund's total return. The contract-free wireless communications provider announced that it gained 223,000 new subscribers and earned revenues over $1 billion during the third quarter 2010. A pending merger with Qwest Communications International, Inc. and an increase in high-speed internet subscribers helped CenturyLink, Inc. to a six-month return of +25.6% and a +1.0% contribution to the Fund's total return. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Utilities Index. The Fund's holdings in the Telecommunication Services sector were the main cause of outperformance. The benchmark had no exposure to the sector while the Fund's holdings in the sector had a six-month return of +14.7% and contributed +3.9% to the Fund's total return. The Fund's overweight position in the strong-performing Gas Utilities industry relative to the benchmark (7.8% vs. 2.0% average weight) also contributed to outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

      Top-Performing Stocks                         Bottom-Performing Stocks
  MetroPCS Communications, Inc.                         NRG Energy, Inc.
        CenturyLink, Inc.                                  Mirant Corp
          Energen Corp.                                   Entergy Corp.
          Ameren Corp.                             Integrys Energy Group, Inc.
     Allegheny Energy, Inc.                               Calpine Corp.

--------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Utilities                                                81.18%
Telecommunication Services                               16.65
Energy                                                    2.17
                                                        -------
   Total                                                100.00%
                                                        =======



TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Energen Corp.                                             3.78%
GenOn Energy, Inc.                                        3.54
Allegheny Energy, Inc.                                    3.47
NRG Energy, Inc.                                          3.46
Constellation Energy Group, Inc.                          3.43
MetroPCS Communications, Inc.                             3.34
Great Plains Energy, Inc.                                 3.31
Telephone and Data Systems, Inc.                          3.19
Edison International                                      3.06
AT&T, Inc.                                                3.05
                                                         ------
   Total                                                 33.63%
                                                         ======


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Utilities AlphaDEX(R)   StrataQuant(R)    Russell 1000(R)   S&P 500(R)
           Fund                    Utilities Index   Index             Utilities Index
 5/8/2007  $10,000                 $10,000           $10,000           $10,000
7/31/2007  $ 9,185                 $ 9,205           $ 9,674           $ 9,034
1/31/2008  $ 8,789                 $ 8,856           $ 9,261           $ 9,588
7/31/2008  $ 8,506                 $ 8,601           $ 8,647           $ 9,394
1/31/2009  $ 6,660                 $ 6,760           $ 5,646           $ 7,262
7/31/2009  $ 7,440                 $ 7,593           $ 6,903           $ 7,463
1/31/2010  $ 8,033                 $ 8,229           $ 7,611           $ 7,777
7/31/2010  $ 8,616                 $ 8,863           $ 7,904           $ 8,170
1/31/2011  $ 9,597                 $ 9,910           $ 9,387           $ 8,725


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         1                        0                         0
8/1/07 - 7/31/08                      140                         5                        1                         1
8/1/08 - 7/31/09                      110                         9                        5                         1
8/1/09 - 7/31/10                      165                         0                        0                         0
8/1/10 - 1/31/11                      106                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         0                        0                         0
8/1/07 - 7/31/08                       96                         5                        2                         0
8/1/08 - 7/31/09                      125                         4                        1                         0
8/1/09 - 7/31/10                       85                         1                        0                         0
8/1/10 - 1/31/11                       21                         0                        0                         0

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                   Average Annual           Cumulative
                                                                    Total Returns          Total Returns
                                6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                   01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                19.01%          28.19%            -0.64%                  -2.35%
 Market Price                       19.18%          28.32%            -0.60%                  -2.23%

 Index Performance
 Defined Large Cap Core Index       19.48%          29.10%             0.13%                   0.48%
 S&P 500(R) Index                   17.93%          22.19%            -2.05%                  -7.43%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +19.01% outperformed the +17.93% return of one of its benchmark indexes, the S&P 500(R) Index, by +1.08%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Consumer Discretionary sector led all sectors in the Fund with a +3.5% contribution to total return. The Fund's holdings in the sector had a six-month return of +17.3%, which was a little below average compared to other sectors, but the sector was the heaviest weighted in the Fund with a +19.3% average weight. The Fund's best individual performer, priceline.com, Inc. was from the Consumer Discretionary sector. The company had a six-month return of +91.0% and contributed +0.2% to the Fund's total return due to an increase in market share for hotel bookings outside the U.S. and acquisition of car-service company TravelJigsaw. The improving economic climate helped Energy be the best performing sector in the Fund as the Fund's holdings in the sector had a six-month return of +37.4%. Hess Corp. was the leading individual contributor from the sector with a +0.2% contribution to total return as the company's stock had a six-month return of +57.5%. Rising oil prices helped the company's Exploration and Production segment to a $1.3 billion profit in the third quarter of 2010, up from a $397 million profit from the same quarter in 2009. The Energy sector's small average Fund weight of 7.2% limited the sector's contribution to total return to +2.7%. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Index. The Health Care sector was a key contributor to outperformance. The Fund's holdings in the sector had a higher six-month return than the benchmark's constituents from the sector (+21.5% vs. +12.0%). As a result, the Fund received a larger contribution to total return from the Health Care sector than the benchmark (+2.2% vs. +1.5%), even though the Fund was underweight the sector relative to the benchmark (9.9% vs. 11.4% average weight). The Fund's top individual contributor, King Pharmaceuticals, Inc., contributed to the Health Care sector's outperformance. The company returned +60.7% while it was held in the Fund and contributed +0.2% to the Fund's total return due to being purchased by Pfizer, Inc. for $3.6 billion.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

     Top-Performing Stocks                            Bottom-Performing Stocks
  King Pharmaceuticals, Inc.                              RadioShack Corp.
          Hess Corp.                                        Tellabs, Inc.
  Coventry Health Care, Inc.                              F5 Networks, Inc.
      priceline.com, Inc.                                  SUPERVALU, Inc.
        Teradyne, Inc.                                     Dean Foods Co.


--------

The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Discretionary                                   17.70%
Information Technology                                   15.11
Industrials                                              13.06
Energy                                                   11.14
Utilities                                                10.54
Financials                                               10.18
Health Care                                               8.75
Consumer Staples                                          5.64
Materials                                                 5.43
Telecommunication Services                                2.45
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Marathon Oil Corp.                                        0.54%
Baker Hughes, Inc.                                        0.52
Teradyne, Inc.                                            0.52
JDS Uniphase Corp.                                        0.51
Corning, Inc.                                             0.50
UnitedHealth Group, Inc.                                  0.50
Coventry Health Care, Inc.                                0.49
Total System Services, Inc.                               0.49
Devon Energy Corp.                                        0.49
L-3 Communications Holdings, Inc.                         0.48
                                                          -----
   Total                                                  5.04%
                                                          =====


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Large Cap Core AlphaDEX(R)   Defined Large Cap   S&P 500(R)
           Fund                         Core Index          Index
 5/8/2007  $10,000                      $10,000             $10,000
7/31/2007  $ 9,560                      $ 9,579             $ 9,690
1/31/2008  $ 9,022                      $ 9,071             $ 9,271
7/31/2008  $ 8,304                      $ 8,383             $ 8,615
1/31/2009  $ 5,325                      $ 5,398             $ 5,690
7/31/2009  $ 6,711                      $ 6,830             $ 6,896
1/31/2010  $ 7,618                      $ 7,783             $ 7,576
7/31/2010  $ 8,205                      $ 8,410             $ 7,850
1/31/2011  $ 9,765                      $10,048             $ 9,257

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      18                         1                        0                         0
8/1/07 - 7/31/08                      126                         2                        7                         0
8/1/08 - 7/31/09                      106                         9                        2                         1
8/1/09 - 7/31/10                      151                         0                        0                         0
8/1/10 - 1/31/11                      103                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      38                         0                        0                         0
8/1/07 - 7/31/08                      109                         5                        1                         0
8/1/08 - 7/31/09                      127                         8                        2                         0
8/1/09 - 7/31/10                      100                         0                        0                         0
8/1/10 - 1/31/11                       24                         0                        0                         0

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                 Average Annual           Cumulative
                                                                  Total Returns          Total Returns
                              6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                 01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                              22.77%          33.43%             3.42%                  13.40%
 Market Price                     22.89%          33.40%             3.44%                  13.47%

 Index Performance
 Defined Mid Cap Core Index       23.25%          34.48%             4.21%                  16.64%
 S&P MidCap 400 Index             22.49%          33.46%             2.50%                   9.64%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +22.77% outperformed the +22.49% return of one of its benchmark indexes, the S&P MidCap 400 Index, by +0.28%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was broad as every sector represented in the Fund and benchmark had positive returns. The Information Technology sector led all sectors in the Fund with a +6.2% contribution to the Fund's total return. The Fund's holdings in the sector had a six-month return of +36.0% and an average weight in the Fund of 17.8%. From the sector, Atmel Corp. was the Fund's leading individual performer and contributor with a six-month return of +158.7% and a +0.5% contribution to total return. The company, which is a leader in microcontroller and touch technology, posted its seventh sequential quarterly increase in revenue in the fourth quarter of 2010, driven by strong microcontroller sales. The Consumer Discretionary sector was the second-best contributing sector with a +5.2% contribution to total return. Netflix, Inc. was the sector's top contributor with a +0.4% contribution on a return of +74.8% while it was held in the Fund this period. The online movie rental company continued its strong growth, reaching 20 million subscribers in 2010. The Energy sector was the best-performing sector in the Fund as the Fund's holdings from the sector had a six-month return of +37.6%. Patriot Coal Corp. led the sector in performance and contribution with a six-month return of +116.7% and a contribution to total return of +0.5%. The company's performance was boosted by economic optimism and the potential for increased exports as Australia battled flooding. The Energy sector's small average Fund weight of 5.9% limited its contribution to total return to +2.1%. On a relative basis, the Fund outperformed its benchmark, the S&P MidCap 400 Index. The Information Technology sector was the main cause of outperformance. Within the sector the Fund's holdings outperformed the benchmark's constituents (+36.0% vs. +30.3% six-month return) and the Fund was overweight the sector relative to the benchmark (17.8% vs. 15.7% average weight). The Consumer Staples sector reversed some of the Fund's outperformance as the Fund's holdings from the sector underperformed the benchmark's constituents +9.4% vs. +14.3%.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

             Top-Performing Stocks                   Bottom-Performing Stocks
                  Atmel Corp.                        Corinthian Colleges, Inc.
             United Rentals, Inc.                           Cree, Inc.
              Patriot Coal Corp.                         Aeropostale, Inc.
  Fairchild Semiconductor International, Inc.              Oshkosh Corp.
         Vishay Intertechnology, Inc.                     Universal Corp.


--------

The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Discretionary                                   20.64%
Industrials                                              18.86
Information Technology                                   17.10
Financials                                                9.99
Utilities                                                 8.52
Energy                                                    7.61
Materials                                                 7.31
Health Care                                               5.71
Consumer Staples                                          3.72
Telecommunication Services                                0.54
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Rock-Tenn Co., Class A                                    0.68%
United Rentals, Inc.                                      0.64
Energen Corp.                                             0.64
Ashland, Inc.                                             0.63
Fairchild Semiconductor International, Inc.               0.63
Vishay Intertechnology, Inc.                              0.62
Skyworks Solutions, Inc.                                  0.61
Tidewater, Inc.                                           0.61
Unit Corp.                                                0.61
Atmel Corp.                                               0.60
                                                          -----
   Total                                                  6.27%
                                                          =====


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Mid Cap Core AlphaDEX(R)   Defined Mid Cap   S&P MidCap 400
           Fund                       Core Index        Index
 5/8/2007  $10,000                    $10,000           $10,000
7/31/2007  $ 9,527                    $ 9,540           $ 9,615
1/31/2008  $ 8,872                    $ 8,911           $ 9,091
7/31/2008  $ 8,812                    $ 8,889           $ 9,138
1/31/2009  $ 5,561                    $ 5,625           $ 5,731
7/31/2009  $ 7,453                    $ 7,576           $ 7,288
1/31/2010  $ 8,498                    $ 8,674           $ 8,215
7/31/2010  $ 9,236                    $ 9,464           $ 8,951
1/31/2011  $11,340                    $11,664           $10,964


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      22                         1                        0                         0
8/1/07 - 7/31/08                      124                        14                        4                         0
8/1/08 - 7/31/09                       95                         9                        1                         2
8/1/09 - 7/31/10                      184                         2                        0                         0
8/1/10 - 1/31/11                      110                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      34                         0                        0                         0
8/1/07 - 7/31/08                      102                         4                        2                         0
8/1/08 - 7/31/09                      138                        10                        0                         0
8/1/09 - 7/31/10                       65                         0                        0                         0
8/1/10 - 1/31/11                       17                         0                        0                         0

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                   Average Annual           Cumulative
                                                                    Total Returns          Total Returns
                                6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                   01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance

 NAV                                20.01%          29.48%            0.28%                   1.06%
 Market Price                       20.33%          29.60%            0.36%                   1.34%

 Index Performance

 Defined Small Cap Core Index       20.47%          30.50%            1.16%                   4.41%
 S&P SmallCap 600 Index             20.01%          30.93%            0.26%                   0.97%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +20.01% was the same as one of its benchmark indexes, the S&P 600 SmallCap Index return of +20.01%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Information Technology sector led all sectors in the Fund with a +4.9% contribution to the Fund's total return. The Fund's holdings had a six-month return of +25.5% and an average Fund weight of 19.7%. TriQuint Semiconductor, Inc. was the leading individual contributor from the sector with a +0.2% contribution on a six-month return of +89.8%. Strong sales of mobile devices helped the company boost third quarter 2010 revenues +14% sequentially and +37% versus the same quarter in 2009. The Consumer Discretionary sector was the second-best contributing sector in the Fund with a +3.7% contribution to total return. The Fund's holdings in the sector had a below-average six-month return of +13.7%, but it was the heaviest-weighted sector in the Fund with a 22.7% average weight. The Fund's holdings in the Energy sector returned +52.0% to lead all other sectors in the Fund. Stone Energy Corp. was the Fund's best individual performer and contributor from the sector. Rising oil prices and a +15% increase in proven oil and gas reserves helped the company's stock to a six-month return of +97.6% and a contribution to total return of +0.2%. Industrials company Keithley Instruments, Inc. was the Fund's best individual contributor to total return. The company returned +100.7% while held in the Fund and contributed +0.5% to total return after being purchased by Danaher Corp. for a significant premium. Materials company Buckeye Technologies, Inc. was the Fund's best individual performer and second-best contributor with a six-month return of +122.9% and +0.4% contribution to total return. The cellulose-based fiber manufacturer cited robust demand favorable pricing for its products as drivers for strong sales growth. On a relative basis, the Fund and benchmark, the S&P 600 SmallCap Index, had very similar returns. The Fund's relative performance benefitted from receiving better performance than the benchmark from the Materials sector (+31.4% vs. +21.9%), but lost relative performance by being overweight the lagging Consumer Discretionary sector relative to the benchmark (22.7% vs. 14.4% average weight).

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

     Top-Performing Stocks                         Bottom-Performing Stocks
  Keithley Instruments, Inc.                    Skechers U.S.A., Inc., Class A
  Buckeye Technologies, Inc.                        School Specialty, Inc.
      HealthSpring, Inc.                         Savient Pharmaceuticals, Inc.
           AAR Corp.                                    Agilysys, Inc.
     LSB Industries, Inc.                            DG FastChannel, Inc.

--------

The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Information Technology                                   24.46%
Consumer Discretionary                                   19.43
Industrials                                              14.79
Health Care                                              11.92
Financials                                                9.41
Materials                                                 5.84
Energy                                                    5.30
Consumer Staples                                          4.51
Utilities                                                 3.40
Telecommunication Services                                0.94
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Brooks Automation, Inc.                                   0.48%
Buckeye Technologies, Inc.                                0.45
AMERIGROUP Corp.                                          0.44
MKS Instruments, Inc.                                     0.44
Cypress Semiconductor Corp.                               0.43
Hornbeck Offshore Services, Inc.                          0.42
TriQuint Semiconductor, Inc.                              0.42
KapStone Paper & Packaging Corp.                          0.41
Arris Group, Inc.                                         0.41
Basic Energy Services, Inc.                               0.41
                                                          -----
   Total                                                  4.31%
                                                          =====


{GRAPHIC OMITTED}

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Small Cap Core AlphaDEX(R)   Defined Small Cap Core   S&P SmallCap 600
           Fund                         Index                    Index
 5/8/2007  $10,000                      $10,000                  $10,000
7/31/2007  $ 9,433                      $ 9,454                  $ 9,535
1/31/2008  $ 8,476                      $ 8,534                  $ 8,771
7/31/2008  $ 8,288                      $ 8,382                  $ 8,746
1/31/2009  $ 5,043                      $ 5,124                  $ 5,550
7/31/2009  $ 6,981                      $ 7,125                  $ 7,060
1/31/2010  $ 7,805                      $ 8,001                  $ 7,712
7/31/2010  $ 8,421                      $ 8,667                  $ 8,414
1/31/2011  $10,106                      $10,441                  $10,097

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      24                         0                        1                         0
8/1/07 - 7/31/08                      116                         5                        5                         0
8/1/08 - 7/31/09                      102                         5                        5                         0
8/1/09 - 7/31/10                      112                         0                        0                         0
8/1/10 - 1/31/11                       95                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      32                         0                        0                         0
8/1/07 - 7/31/08                      116                         5                        3                         0
8/1/08 - 7/31/09                      131                         9                        3                         0
8/1/09 - 7/31/10                      139                         0                        0                         0
8/1/10 - 1/31/11                       32                         0                        0                         0

FTA - FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                  Average Annual           Cumulative
                                                                                   Total Returns          Total Returns
                                               6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                                  01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                               17.74%          24.76%             -0.84%                  -3.11%
 Market Price                                      18.02%          25.01%             -0.82%                  -3.01%

 Index Performance
 Defined Large Cap Value Opportunities Index       18.24%          25.69%             -0.03%                  -0.12%
 S&P 500(R) Value Index                            17.17%          21.27%             -4.89%                 -17.06%
 S&P 500(R) Index                                  17.93%          22.19%             -2.05%                  -7.43%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +17.74% outperformed the +17.17% return of one of its benchmark indexes, the S&P 500(R) Value Index, by +0.57%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Energy sector was the best-performing and contributing sector in the Fund with a six-month return of +37.8% and a contribution to total return of +3.6%. Within the sector, Hess Corp., the Fund's top individual contributor, had a six-month return of +57.5% and contributed +0.4% to the Fund's total return. Rising oil prices helped the company's Exploration and Production segment to a $1.3 billion profit in the third quarter of 2010, up from a $397 million profit from the same quarter in 2009. The Health Care sector was the second-best sector in terms of contribution with a +2.6% contribution to the Fund's total return. King Pharmaceuticals, Inc. and Coventry Health Care, Inc. were the two leading contributors from the sector. King Pharmaceuticals, Inc. returned +60.7% while held in the Fund and contributed +0.4% to the Fund's total return as it was acquired by Pfizer, Inc. for $3.6 billion. Coventry Health Care, Inc. had a six-month return of +51.1% and also contributed +0.4% to the Fund's total return. The company's stock jumped almost +13% in two trading days after the company announced that earnings for the third quarter 2010 increased +89% versus the same quarter the previous year. Coventry Health Care, Inc. cited an organic increase in membership and successful integration of recent acquisitions as reasons for the solid performance. On a relative basis, the Fund slightly outperformed its benchmark, the S&P 500(R) Value Index. The Fund gained in relative performance by having its holdings in the Health Care and Information Technology sectors outperform the benchmark's constituents in the sectors (Health Care: +23.5% vs. +15.5%; Information Technology: +22.5% vs. 14.6%). The Fund's overweight position relative to the benchmark (19.5% vs. 6.7%) in the weak-performing Utilities sector was a drag on relative performance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

        Top-Performing Stocks                     Bottom-Performing Stocks
             Hess Corp.                               RadioShack Corp.
     King Pharmaceuticals, Inc.                         Tellabs, Inc.
     Coventry Health Care, Inc.                        SUPERVALU, Inc.
            SanDisk Corp.                              Dean Foods Co.
         Devon Energy Corp.                           NRG Energy, Inc.

--------

The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Utilities                                                19.83%
Financials                                               12.76
Energy                                                   12.43
Consumer Discretionary                                   12.26
Information Technology                                   12.05
Health Care                                              11.15
Industrials                                               8.98
Consumer Staples                                          6.80
Telecommunication Services                                2.16
Materials                                                 1.58
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Marathon Oil Corp.                                        1.05%
Teradyne, Inc.                                            1.01
Corning, Inc.                                             0.98
UnitedHealth Group, Inc.                                  0.97
Coventry Health Care, Inc.                                0.97
Devon Energy Corp.                                        0.96
L-3 Communications Holdings, Inc.                         0.95
Hess Corp.                                                0.94
WellPoint, Inc.                                           0.93
Archer-Daniels-Midland Co.                                0.92
                                                          -----
   Total                                                  9.68%
                                                          =====


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Large Cap Value Opportunities   Defined Large Cap Value   S&P 500(R) Value   S&P 500(R)
           AlphaDEX(R) Fund                Opportunities Index       Index              Index
 5/8/2007  $10,000                         $10,000                   $10,000            $10,000
7/31/2007  $ 9,450                         $ 9,462                   $ 9,586            $ 9,690
1/31/2008  $ 8,821                         $ 8,870                   $ 9,148            $ 9,271
7/31/2008  $ 7,858                         $ 7,933                   $ 8,066            $ 8,615
1/31/2009  $ 4,993                         $ 5,064                   $ 5,060            $ 5,690
7/31/2009  $ 6,661                         $ 6,790                   $ 6,157            $ 6,896
1/31/2010  $ 7,765                         $ 7,947                   $ 6,840            $ 7,576
7/31/2010  $ 8,228                         $ 8,447                   $ 7,079            $ 7,850
1/31/2011  $ 9,689                         $ 9,988                   $ 8,294            $ 9,257

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      40                         0                        0                         0
8/1/07 - 7/31/08                      127                         3                        5                         0
8/1/08 - 7/31/09                      115                         7                        5                         1
8/1/09 - 7/31/10                      155                         0                        0                         0
8/1/10 - 1/31/11                      115                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      17                         0                        0                         0
8/1/07 - 7/31/08                      109                         5                        1                         0
8/1/08 - 7/31/09                      119                         7                        0                         1
8/1/09 - 7/31/10                       96                         0                        0                         0
8/1/10 - 1/31/11                       12                         0                        0                         0

FTC - FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                                             Average Annual          Cumulative
                                                                                              Total Returns         Total Returns
                                                          6 Months Ended   1 Year Ended   Inception (05/08/07)  Inception (05/08/07)
                                                             01/31/11        01/31/11          to 01/31/11           to 01/31/11

 Fund Performance
 NAV                                                          21.01%          32.78%              -0.57%               -2.11%
 Market Price                                                 21.15%          32.83%              -0.56%               -2.08%

 Index Performance
 Defined Large Cap Growth Opportunities Index                 21.51%          33.86%               0.17%                0.64%
 S&P 500(R) Growth Index                                      18.74%          23.17%               0.72%                2.73%
 S&P 500(R) Index                                             17.93%          22.19%              -2.05%               -7.43%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +21.01% outperformed the +18.74% return of one of its benchmark indexes, the S&P 500(R) Growth Index, by +2.27%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Consumer Discretionary sector led all sectors in the Fund with a +5.6% contribution to the Fund's total return. The sector was the most represented in the Fund with an average weight of 25.4% and the Fund's holdings in the sector had a slightly above-average six-month return of +21.7%. priceline.com, Inc., the Fund's leading individual performer and contributor, was from the Consumer Discretionary sector. The company had a six-month return of +91.0% and contributed +0.4% to the Fund's total return due to an increase in market share for hotel bookings outside the U.S. and acquisition of car-service company TravelJigsaw. The Fund's holdings in the Information Technology sector had a six-month return of +22.9% and contributed +4.5% to the Fund's total return, making the sector the second-best in the Fund in terms of contribution. Salesforce.com, Inc. was the leading contributor from the sector with a +0.4% contribution to total return. The cloud computing company had a six-month return of +30.5% after announcing in November 2010 that it had increased its paying customers by +28% from the previous year and expected sales for the fiscal year 2012 to reach as high as $2 billion. The improving economic climate helped the Energy sector be the best-performing sector in the Fund. The Fund's holdings in the sector had a six-month return of +40.6%. Pioneer Natural Resources Co. was the best-performing and contributing company from the sector with a six-month return of +64.4% and a contribution of +0.4%. Improved production and higher oil prices helped the company increase revenues for the second half of 2010 by +27% versus the second half of 2009. On a relative basis, the Fund outperformed its benchmark, the S&P 500(R) Growth Index. The leading source of outperformance was the Health Care sector where the Fund's holdings outperformed the benchmark's +18.3% vs. +9.6%. The Fund received a larger contribution to return than the benchmark from the sector (+1.6% vs. +1.3%) even though the Fund was underweight the sector relative to the benchmark (8.3% vs. 12.5% average weight). Solid performance from the Consumer Discretionary sector also contributed to outperformance as the Fund was overweight the sector relative to the benchmark (25.4% vs. 10.4% average weight). The Fund's relative underweight position (3.8% vs. 11.0% average weight) in the strong-performing Energy sector reversed some outperformance as the sector contributed +1.7% to the Fund's return and +3.7% to the benchmark's return.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

         Top-Performing Stocks                     Bottom-Performing Stocks
          priceline.com, Inc.                            SanDisk Corp.
     Pioneer Natural Resources Co.                     F5 Networks, Inc.
         Salesforce.com, Inc.                       Monster Worldwide, Inc.
      Ameriprise Financial, Inc.                   Intuitive Surgical, Inc.
             Cummins, Inc.                        Prudential Financial, Inc.

--------

The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Discretionary                                   23.87%
Information Technology                                   18.27
Industrials                                              17.85
Energy                                                   10.12
Materials                                                 9.55
Financials                                                6.74
Health Care                                               6.57
Consumer Staples                                          4.08
Telecommunication Services                                2.95
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Baker Hughes, Inc.                                        1.09%
JDS Uniphase Corp.                                        1.07
Wynn Resorts Ltd.                                         1.02
Eastman Chemical Co.                                      1.01
Pioneer Natural Resources Co.                             1.00
Cliffs Natural Resources, Inc.                            1.00
Deere & Co.                                               1.00
CB Richard Ellis Group, Inc., Class A                     0.99
Ameriprise Financial, Inc.                                0.97
Eaton Corp.                                               0.97
                                                         ------
   Total                                                 10.12%
                                                         ======


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Large Cap Growth Opportunities   Defined Large Cap Growth   S&P 500(R) Growth   S&P 500(R)
           AlphaDEX(R) Fund                 Opportunities Index        Index               Index
 5/8/2007  $10,000                          $10,000                    $10,000             $10,000
7/31/2007  $ 9,740                          $ 9,757                    $ 9,802             $ 9,690
1/31/2008  $ 9,341                          $ 9,388                    $ 9,410             $ 9,271
7/31/2008  $ 8,900                          $ 8,982                    $ 9,185             $ 8,615
1/31/2009  $ 5,737                          $ 5,807                    $ 6,357             $ 5,690
7/31/2009  $ 6,730                          $ 6,840                    $ 7,675             $ 6,896
1/31/2010  $ 7,373                          $ 7,518                    $ 8,341             $ 7,576
7/31/2010  $ 8,090                          $ 8,282                    $ 8,651             $ 7,850
1/31/2011  $ 9,790                          $10,064                    $10,272             $ 9,257


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      37                         1                        0                         0
8/1/07 - 7/31/08                      132                         2                        5                         0
8/1/08 - 7/31/09                      113                         4                        2                         0
8/1/09 - 7/31/10                      146                         0                        0                         0
8/1/10 - 1/31/11                       92                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      19                         0                        0                         0
8/1/07 - 7/31/08                      105                         5                        1                         0
8/1/08 - 7/31/09                      133                         3                        0                         0
8/1/09 - 7/31/10                      105                         0                        0                         0
8/1/10 - 1/31/11                       35                         0                        0                         0

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) Composite 1500 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                     Average Annual           Cumulative
                                                                      Total Returns          Total Returns
                                  6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                     01/31/11        01/31/11          to 01/31/11            to 01/31/11

 Fund Performance
 NAV                                  19.37%          27.12%              0.74%                  2.79%
 Market Price                         19.50%          27.26%              0.76%                  2.86%

 Index Performance
 Defined Multi Cap Value Index        19.87%          28.12%              1.58%                  6.01%
 S&P Composite 1500 Value Index       17.48%          22.15%             -4.32%                -15.21%
 S&P Composite 1500 Index             18.38%          23.40%             -1.60%                 -5.85%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +19.37% outperformed the +17.48% return of one of its benchmark indexes, the S&P(R) Composite 1500 Value Index, by +1.89%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Information Technology sector was the Fund's top contributing sector with a +3.1% contribution to total return. The Fund's holdings from the sector had an average Fund weight of 11.9% and a six-month return of +27.0%. Within Information Technology sector, the Semiconductor industry was particularly strong. The Fund's holdings in the industry returned +49.5% and contributed +1.4% to the Fund's total return. From the industry, Fairchild Semiconductor International, Inc. was the Fund's best individual contributor with a +0.2% contribution and a return of +79.6% while it was held in the Fund. The company reported a +25% increase in sales for the third quarter of 2010 versus the third quarter of 2009, increased adjusted gross margins for the sixth straight quarter, and won an Innovation Award from Electronics Design News China. The improved economic climate helped the Energy sector be the second-best contributor to total return with a contribution that also rounded to +3.1%, and the top-performing sector with a six-month return of +39.7%. Two of the Fund's top five individual contributors, Patriot Coal Corp. and Hess Corp., were from the sector. Patriot Coal Corp. returned +92.2% while held in the Fund and contributed +0.2% to total return. The company's performance was boosted by economic optimism and the potential for increased exports as Australia battled flooding. Hess Corp. had a six-month return of +57.5% and contributed +0.2% to the Fund's total return. Rising oil prices helped the company's Exploration and Production segment to a $1.3 billion profit in the third quarter of 2010, up from a $397 million profit from the same quarter in 2009. The Consumer Discretionary sector was also a meaningful contributor with a +2.9% contribution to total return. Even though the Fund's holdings in the sector had a mediocre six-month return of +16.4%, the sector's Fund-leading average weight of 16.6% boosted its contribution. On a relative basis, the Fund outperformed its primary benchmark, the S&P(R) Composite 1500 Value Index. The Information Technology sector was a major source of outperformance. The Fund's holdings outperformed the benchmark's constituents in the sector (+27.0% vs. +17.6% six month return), and the Fund was overweight the sector relative to the benchmark (11.9% vs. 6.0% average weight). The Fund also benefitted from an underweight position relative to the benchmark (13.3% vs. 25.0% average weight) in the Financials sector, which was generally one of the weaker-performing sectors during the period covered by this report.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

            Top-Performing Stocks                     Bottom-Performing Stocks
 Fairchild Semiconductor International, Inc.          Corinthian Colleges, Inc.
              Patriot Coal Corp.                           RadioShack Corp.
        Vishay Intertechnology, Inc.                         Tellabs, Inc.
                 Hess Corp.                                SUPERVALU, Inc.
         King Pharmaceuticals, Inc.                    School Specialty, Inc.


The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Consumer Discretionary                                   15.90%
Utilities                                                15.82
Financials                                               13.27
Information Technology                                   12.56
Industrials                                              11.44
Health Care                                               9.44
Energy                                                    9.12
Consumer Staples                                          5.92
Materials                                                 4.96
Telecommunication Services                                1.57
                                                        -------
   Total                                                100.00%
                                                        =======

TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Marathon Oil Corp.                                        0.53%
Teradyne, Inc.                                            0.51
Corning, Inc.                                             0.49
UnitedHealth Group, Inc.                                  0.49
Coventry Health Care, Inc.                                0.49
Devon Energy Corp.                                        0.48
L-3 Communications Holdings, Inc.                         0.48
Hess Corp.                                                0.47
WellPoint, Inc.                                           0.47
Archer-Daniels-Midland Co.                                0.47
                                                          -----
   Total                                                  4.88%
                                                          =====


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Multi Cap Value    Defined Multi Cap Value   S&P Composite 1500   S&P Composite 1500
           AlphaDEX(R) Fund   Index                     Value Index          Index
 5/8/2007  $10,000            $10,000                   $10,000              $10,000
7/31/2007  $ 9,317            $ 9,334                   $ 9,567              $ 9,678
1/31/2008  $ 8,603            $ 8,655                   $ 9,092              $ 9,241
7/31/2008  $ 7,870            $ 7,948                   $ 8,123              $ 8,661
1/31/2009  $ 4,973            $ 5,045                   $ 5,336              $ 5,446
7/31/2009  $ 6,964            $ 7,099                   $ 6,238              $ 6,931
1/31/2010  $ 8,086            $ 8,275                   $ 6,942              $ 7,629
7/31/2010  $ 8,611            $ 8,845                   $ 7,218              $ 7,953
1/31/2011  $10,279            $10,601                   $ 8,479              $ 9,415

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      39                         0                        0                         0
8/1/07 - 7/31/08                      128                         6                        2                         0
8/1/08 - 7/31/09                      126                         8                        0                         0
8/1/09 - 7/31/10                      113                         0                        0                         0
8/1/10 - 1/31/11                       77                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      18                         0                        0                         0
8/1/07 - 7/31/08                      106                         6                        2                         0
8/1/08 - 7/31/09                      113                         8                        0                         0
8/1/09 - 7/31/10                      138                         0                        0                         0
8/1/10 - 1/31/11                       50                         0                        0                         0

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) Composite 1500 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.


PERFORMANCE AS OF JANUARY 31, 2011

                                                                      Average Annual          Cumulative
                                                                       Total Returns         Total Returns
                                   6 Months Ended   1 Year Ended   Inception (05/08/07)   Inception (05/08/07)
                                      01/31/11        01/31/11          to 01/31/11           to 01/31/11

 Fund Performance
 NAV                                   21.70%          33.76%             0.59%                  2.21%
 Market Price                          21.92%          34.01%             0.61%                  2.31%

 Index Performance
 Defined Multi Cap Growth Index        22.19%          34.82%             1.36%                  5.19%
 S&P Composite 1500 Growth Index       19.34%          24.71%             1.09%                  4.13%
 S&P Composite 1500 Index              18.38%          23.40%            -1.60%                 -5.85%

--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The Fund's six-month NAV return of +21.70% outperformed the +19.34% return of one of its benchmark indexes, the S&P(R) Composite 1500 Growth Index, by +2.36%. Equity markets rallied over the six months covered by this report as prospects for global economic growth improved. The rally was widespread as every sector represented in the Fund and benchmark had positive returns. The Information Technology sector made a +6.1% contribution to the Fund's total return. The Fund's holdings had a strong six-month return of +28.2% and an average Fund weight of 21.9%. Within the sector, strong demand for electronic devices helped the Fund's holdings in the Electronic Equipment Instruments & Components industry and the Semiconductor industry to six-month returns of +41.5% and +30.6%, respectively. The Semiconductor industry included Atmel Corp, which was the Fund's best individual performer and contributor with a six-month return of +158.7% and a +0.3% contribution to total return. The company, which is a leader in microcontroller and touch technology, posted its seventh sequential quarterly increase in revenue in the fourth quarter of 2010, driven by strong microcontroller sales. The Consumer Discretionary sector was the Fund's second best contributor with a +5.5% contribution to total return. The Fund's holdings in the sector had a six-month return of +21.5% and it was the most represented sector in the Fund with a 24.4% average weight. Netflix, Inc. was the sector's leading individual performer and contributor with a six-month return of +108.8% and a +0.3% contribution to total return. The online movie rental company continued its strong growth, reaching 20 million subscribers at the end of 2010. The improving economic climate helped the Energy sector be the best-performing sector in the Fund. The Fund's energy holdings had a six-month return of +39.9%; however, due to the sector's low average Fund weight of +3.6%, the sector's contribution to total return was limited to +1.6%. On a relative basis, the Fund outperformed its benchmark, the S&P(R) Composite 1500 Growth Index. The Information Technology and Health Care sectors both enhanced the Fund's relative performance. Within each sector the Fund's holdings were able to outperform the benchmark's constituents (Information Technology +28.2% vs. +21.4%; Health Care:
+16.7% vs. +11.5%). The Fund's underweight position in the strong-performing Energy sector relative to the benchmark (3.6% vs. 10.5% average weight) reversed some of the Fund's outperformance.

                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
     (by contribution to return over the six months ended January 31, 2011)

       Top-Performing Stocks                     Bottom-Performing Stocks
            Atmel Corp.                                SanDisk Corp.
           Netflix, Inc.                           DG FastChannel, Inc.
       United Rentals, Inc.                             Cree, Inc.
           Fossil, Inc.                         Coca-Cola Enterprises, Inc.
     Skyworks Solutions, Inc.                        Aeropostale, Inc.

--------

The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

PORTFOLIO SECTOR ALLOCATION AS OF JANUARY 31, 2011
                                                      % of Total
Sector                                           Long-Term Investments
Information Technology                                   23.20%
Consumer Discretionary                                   22.46
Industrials                                              19.45
Energy                                                    8.86
Health Care                                               7.74
Materials                                                 7.19
Financials                                                5.95
Consumer Staples                                          3.39
Telecommunication Services                                1.68
Utilities                                                 0.08
                                                        -------
   Total                                                100.00%
                                                        =======


TOP TEN PORTFOLIO HOLDINGS AS OF JANUARY 31, 2011
                                                      % of Total
Security                                         Long-Term Investments
Baker Hughes, Inc.                                        0.55%
JDS Uniphase Corp.                                        0.54
Wynn Resorts Ltd.                                         0.52
Eastman Chemical Co.                                      0.51
Pioneer Natural Resources Co.                             0.51
Deere & Co.                                               0.50
Cliffs Natural Resources, Inc.                            0.50
CB Richard Ellis Group, Inc., Class A                     0.50
Ameriprise Financial, Inc.                                0.49
Eaton Corp.                                               0.49
                                                          -----
   Total                                                  5.11%
                                                          =====


[GRAPHIC OMITTED]

                  Performance of a $10,000 Initial Investment
                         May 8, 2007 - January 31, 2011

           First Trust
           Multi Cap Growth AlphaDEX(R)   Defined Multi Cap   S&P Composite 1500   S&P Composite 1500
           Fund                           Growth Index        Growth Index         Index
 5/8/2007  $10,000                        $10,000             $10,000              $10,000
7/31/2007  $ 9,797                        $ 9,818             $ 9,796              $ 9,678
1/31/2008  $ 9,217                        $ 9,265             $ 9,396              $ 9,241
7/31/2008  $ 9,224                        $ 9,309             $ 9,223              $ 8,661
1/31/2009  $ 5,782                        $ 5,854             $ 6,307              $ 5,689
7/31/2009  $ 6,961                        $ 7,078             $ 7,669              $ 6,931
1/31/2010  $ 7,641                        $ 7,801             $ 8,350              $ 7,629
7/31/2010  $ 8,399                        $ 8,608             $ 8,725              $ 7,953
1/31/2011  $10,221                        $10,519             $10,413              $ 9,415

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of January 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through January 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                       Number of Days Bid/Ask Midpoint At/Above NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      29                         1                        0                         0
8/1/07 - 7/31/08                      128                         5                        3                         0
8/1/08 - 7/31/09                       96                        12                        1                         2
8/1/09 - 7/31/10                      128                         0                        0                         0
8/1/10 - 1/31/11                       94                         0                        0                         0

                                        Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
5/10/07 - 7/31/07                      27                         0                        0                         0
8/1/07 - 7/31/08                      108                         5                        1                         0
8/1/08 - 7/31/09                      137                         7                        0                         0
8/1/09 - 7/31/10                      122                         1                        0                         0
8/1/10 - 1/31/11                       33                         0                        0                         0

NOTES TO FUND PERFORMANCE OVERVIEW

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Understanding Your Fund Expenses
January 31, 2011 (Unaudited)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2011.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                Annualized
                                                                                               Expense Ratio       Expenses Paid
                                                          Beginning            Ending          Based on the         During the
                                                        Account Value       Account Value        Six-Month           Six-Month
                                                       August 1, 2010     January 31, 2011      Period (a)          Period (b)

First Trust Consumer Discretionary AlphaDEX(R) Fund
Actual                                                   $1,000.00           $1,231.40             0.70%               $3.94
Hypothetical (5% return before expenses)                 $1,000.00           $1,021.68             0.70%               $3.57

First Trust Consumer Staples AlphaDEX(R) Fund
Actual                                                   $1,000.00           $1,119.40             0.70%               $3.74
Hypothetical (5% return before expenses)                 $1,000.00           $1,021.68             0.70%               $3.57

First Trust Energy AlphaDEX(R) Fund
Actual                                                   $1,000.00           $1,406.70             0.70%               $4.25
Hypothetical (5% return before expenses)                 $1,000.00           $1,021.68             0.70%               $3.57

First Trust Financials AlphaDEX(R) Fund
Actual                                                   $1,000.00           $1,152.00             0.70%               $3.80
Hypothetical (5% return before expenses)                 $1,000.00           $1,021.68             0.70%               $3.57

First Trust Health Care AlphaDEX(R) Fund
Actual                                                   $1,000.00           $1,223.60             0.70%               $3.92
Hypothetical (5% return before expenses)                 $1,000.00           $1,021.68             0.70%               $3.57

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

January 31, 2011 (Unaudited)


                                                                                                      Annualized
                                                                                                     Expense Ratio     Expenses Paid
                                                                Beginning            Ending          Based on the       During the
                                                              Account Value       Account Value        Six-Month         Six-Month
                                                             August 1, 2010     January 31, 2011      Period (a)        Period (b)

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,231.80              0.70%            $3.94
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Materials AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,228.10              0.70%            $3.93
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Technology AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,309.90              0.70%            $4.08
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Utilities AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,113.90              0.70%            $3.73
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Large Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,190.10              0.70%            $3.86
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Mid Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,227.70              0.70%            $3.93
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Small Cap Core AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,200.10              0.70%            $3.88
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,177.40              0.70%            $3.84
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,210.10              0.70%            $3.90
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Multi Cap Value AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,193.70              0.70%            $3.87
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57

First Trust Multi Cap Growth AlphaDEX(R) Fund
Actual                                                         $1,000.00           $1,217.00              0.70%            $3.91
Hypothetical (5% return before expenses)                       $1,000.00           $1,021.68              0.70%            $3.57



(a)   These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (August 1, 2010 through January 31, 2011), multiplied by 184/365 (to reflect the one-half year period).

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.1%
           Auto Components -- 10.2%
    78,456 Autoliv, Inc.                       $  6,025,421
    85,600 BorgWarner, Inc. (b)                   5,769,440
   230,378 Federal Mogul Corp. (b)                5,427,706
   209,554 Gentex Corp.                           6,720,397
   100,375 Goodyear Tire & Rubber (The)
              Co. (b)                             1,192,455
   162,147 Johnson Controls, Inc.                 6,224,823
    62,767 Lear Corp. (b)                         6,630,078
   117,514 TRW Automotive Holdings Corp. (b)      7,010,885
                                               ------------
                                                 45,001,205
                                               ------------

           Automobiles -- 2.5%
   368,891 Ford Motor Co. (b)                     5,883,812
    68,586 Harley-Davidson, Inc.                  2,719,435
    70,052 Thor Industries, Inc.                  2,603,132
                                               ------------
                                                 11,206,379
                                               ------------

           Commercial Services & Supplies --
              0.6%
   172,334 KAR Auction Services, Inc. (b)         2,557,437
                                               ------------

           Distributors -- 0.6%
    23,159 Genuine Parts Co.                      1,198,478
    52,360 LKQ Corp. (b)                          1,265,018
                                               ------------
                                                  2,463,496
                                               ------------

           Diversified Consumer Services --
              2.8%
   262,807 Education Management Corp. (b)         4,833,021
   312,042 H&R Block, Inc.                        3,906,766
   288,282 Service Corp. International            2,499,405
    31,720 Weight Watchers International, Inc.    1,230,736
                                               ------------
                                                 12,469,928
                                               ------------

           Food & Staples Retailing -- 2.4%
    99,301 BJ's Wholesale Club, Inc. (b)          4,363,286
    51,480 Costco Wholesale Corp.                 3,698,323
    44,089 Wal-Mart Stores, Inc.                  2,472,070
                                               ------------
                                                 10,533,679
                                               ------------

           Hotels, Restaurants & Leisure --
              12.7%
   113,893 Brinker International, Inc.            2,679,902
    80,601 Carnival Corp.                         3,603,671
    22,354 Chipotle Mexican Grill, Inc. (b)       4,893,738
    25,626 Darden Restaurants, Inc.               1,207,241
    90,899 International Speedway Corp.,
              Class A                             2,629,708
   134,813 Las Vegas Sands Corp. (b)              6,267,456
    57,242 Marriott International, Inc.,
              Class A                             2,260,487
   320,327 MGM Resorts International (b)          4,750,449
    36,717 Panera Bread Co., Class A (b)          3,508,676
   131,788 Royal Caribbean Cruises Ltd. (b)       5,917,281
   115,653 Starbucks Corp.                        3,646,539
    61,145 Starwood Hotels & Resorts
              Worldwide, Inc.                     3,605,721

Shares     Description                         Value
-----------------------------------------------------------

           Hotels, Restaurants & Leisure
              (Continued)
   257,400 Wendy's/Arby's Group, Inc.,
              Class A                          $  1,243,242
    26,286 WMS Industries, Inc. (b)               1,102,698
    79,378 Wyndham Worldwide Corp.                2,232,903
    45,805 Wynn Resorts Ltd.                      5,328,496
    24,263 Yum! Brands, Inc.                      1,134,538
                                               ------------
                                                 56,012,746
                                               ------------

           Household Durables -- 7.7%
    99,682 D.R. Horton, Inc.                      1,235,060
    78,942 Fortune Brands, Inc.                   4,869,142
   199,860 Garmin Ltd.                            6,161,684
   133,766 Harman International Industries,
              Inc. (b)                            5,794,743
    52,238 Leggett & Platt, Inc.                  1,176,922
    41,326 M.D.C. Holdings, Inc.                  1,277,387
    65,492 Mohawk Industries, Inc. (b)            3,638,081
    65,399 Newell Rubbermaid, Inc.                1,258,931
   118,740 Tempur-Pedic International, Inc. (b)   5,181,814
    41,823 Whirlpool Corp.                        3,575,866
                                               ------------
                                                 34,169,630
                                               ------------

           Internet & Catalog Retail -- 4.3%
    26,414 Amazon.com, Inc. (b)                   4,480,871
    47,413 Expedia, Inc.                          1,192,911
   235,651 Liberty Media Corp. - Interactive,
              Class A (b)                         3,732,712
    21,163 Netflix, Inc. (b)                      4,530,575
    11,895 priceline.com, Inc. (b)                5,097,245
                                               ------------
                                                 19,034,314
                                               ------------

           Internet Software & Services --
              0.9%
   133,546 eBay, Inc. (b)                         4,054,457
                                               ------------

           Leisure Equipment & Products --
              0.7%
    25,220 Hasbro, Inc.                           1,111,950
    93,512 Mattel, Inc.                           2,214,364
                                               ------------
                                                  3,326,314
                                               ------------

           Machinery -- 1.3%
   101,641 WABCO Holdings, Inc. (b)               5,935,834
                                               ------------

           Media -- 15.1%
   249,699 CBS Corp., Class B                     4,951,531
   216,520 Comcast Corp., Class A                 4,925,830
   120,977 DISH Network Corp., Class A (b)        2,553,824
   410,461 Gannett Co., Inc.                      6,050,195
   223,945 Interpublic Group of Cos. (The),
              Inc. (b)                            2,393,972
    26,286 John Wiley & Sons, Inc., Class A       1,207,842
    59,708 Lamar Advertising Co., Class A (b)     2,199,643
    71,556 Liberty Media-Starz, Series A (b)      4,770,639
    46,136 Madison Square Garden, Inc.,
              Class A (b)                         1,163,550


                      See Notes to Financial Statements                  Page 39

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Media (Continued)
    32,658 McGraw-Hill (The) Cos., Inc.        $  1,273,009
    68,660 Meredith Corp.                         2,313,842
   379,214 New York Times (The) Co.,
              Class A (b)                         3,833,854
   255,226 News Corp., Class A                    3,833,495
    51,945 Omnicom Group, Inc.                    2,331,292
    22,991 Scripps Networks Interactive,
              Class A                             1,069,081
 3,776,764 Sirius XM Radio, Inc. (b)              6,099,474
    36,039 Time Warner Cable, Inc.                2,444,525
   115,522 Time Warner, Inc.                      3,633,167
    60,064 Viacom, Inc., Class B                  2,495,659
    31,705 Walt Disney (The) Co.                  1,232,373
    14,089 Washington Post (The) Co., Class B     6,035,023
                                               ------------
                                                 66,811,820
                                               ------------

           Multiline Retail -- 6.2%
    38,791 Dollar General Corp. (b)               1,078,778
    84,814 Dollar Tree, Inc. (b)                  4,289,892
    74,759 Family Dollar Stores, Inc.             3,175,762
   115,025 J. C. Penney Co., Inc.                 3,688,852
    68,391 Kohl's Corp. (b)                       3,472,895
   146,881 Macy's, Inc.                           3,400,295
    56,127 Nordstrom, Inc.                        2,311,310
    50,382 Sears Holdings Corp. (b)               3,797,291
    39,543 Target Corp.                           2,168,143
                                               ------------
                                                 27,383,218
                                               ------------

           Personal Products -- 1.1%
    58,941 Estee Lauder (The) Cos., Inc.,
              Class A                             4,744,750
                                               ------------

           Road & Rail -- 1.1%
   328,301 Hertz Global Holdings, Inc. (b)        4,829,308
                                               ------------

           Specialty Retail -- 23.1%
   303,788 Aaron's, Inc.                          5,829,692
   107,467 Abercrombie & Fitch Co., Class A       5,417,411
    56,180 Advance Auto Parts, Inc.               3,592,149
   254,032 American Eagle Outfitters, Inc.        3,673,303
   219,648 AutoNation, Inc. (b)                   6,306,094
    17,469 AutoZone, Inc. (b)                     4,428,916
    48,398 Bed Bath & Beyond, Inc. (b)            2,323,104
   194,292 CarMax, Inc. (b)                       6,343,634
    98,847 Chico's FAS, Inc.                      1,079,409
   165,186 Dick's Sporting Goods, Inc. (b)        5,961,563
   121,241 Foot Locker, Inc.                      2,165,364
   270,728 GameStop Corp., Class A (b)            5,704,239
   214,845 Gap (The), Inc.                        4,140,063
    50,265 Guess?, Inc.                           2,150,337
    33,924 Home Depot (The), Inc.                 1,247,385
    27,572 J. Crew Group, Inc. (b)                1,197,176
   154,808 Limited Brands, Inc.                   4,526,586
    94,822 Lowe's Cos., Inc.                      2,351,586
   220,222 Office Depot, Inc. (b)                 1,156,165
    61,517 O'Reilly Automotive, Inc. (b)          3,496,011
    93,328 PetSmart, Inc.                         3,755,519
   257,273 RadioShack Corp.                       3,897,686

Shares     Description                         Value
-----------------------------------------------------------

           Specialty Retail (Continued)
    58,768 Ross Stores, Inc.                   $  3,831,674
    54,804 Signet Jewelers Ltd. (b)               2,328,074
    76,406 Tiffany & Co.                          4,441,481
   127,737 Tractor Supply Co.                     6,554,185
   133,276 Williams-Sonoma, Inc.                  4,291,487
                                               ------------
                                                102,190,293
                                               ------------

           Textiles, Apparel & Luxury Goods --
              5.3%
    86,010 Coach, Inc.                            4,652,281
    87,882 Fossil, Inc. (b)                       6,244,016
    13,932 NIKE, Inc., Class B                    1,149,111
    75,508 Phillips-Van Heusen Corp.              4,407,402
    42,898 Polo Ralph Lauren Corp.                4,597,808
    27,602 VF Corp.                               2,283,237
                                               ------------
                                                 23,333,855
                                               ------------

           Trading Companies & Distributors --
              1.5%
   117,310 WESCO International, Inc. (b)          6,575,225
                                               ------------
           Total Common Stocks -- 100.1%        442,633,888
           (Cost $400,773,025)

           Money Market Fund -- 0.0%
   103,652 Morgan Stanley Institutional
              Treasury Money Market
              Fund - 0.02% (c)                      103,652
           (Cost $103,652)                     ------------

           Total Investments -- 100.1%          442,737,540
           (Cost $400,876,677) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                (243,017)
                                               ------------
           Net Assets -- 100.0%                $442,494,523
                                               ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $45,665,814 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,804,951.


Page 40               See Notes to Financial Statements

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $442,633,888   $      --     $     --
Money Market Fund          103,652          --           --
                      -------------------------------------
Total Investments     $442,737,540   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 41

First Trust Consumer Staples AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 99.9%
           Beverages -- 11.4%
    37,850 Coca-Cola Enterprises, Inc.         $    952,306
     8,980 Dr. Pepper Snapple Group, Inc.           318,161
    18,121 Hansen Natural Corp. (b)               1,026,374
    35,956 Molson Coors Brewing Co., Class B      1,685,258
     4,833 PepsiCo, Inc.                            310,810
                                               ------------
                                                  4,292,909
                                               ------------

           Food & Staples Retailing -- 16.3%
    41,520 CVS Caremark Corp.                     1,419,984
    64,563 Kroger (The) Co.                       1,381,648
    37,054 Walgreen Co.                           1,498,464
    35,671 Whole Foods Market, Inc.               1,844,547
                                               ------------
                                                  6,144,643
                                               ------------

           Food Products -- 54.5%
    59,992 Archer-Daniels-Midland Co.             1,959,939
    27,542 Bunge Ltd.                             1,874,784
    20,772 Campbell Soup Co.                        709,156
    41,956 ConAgra Foods, Inc.                      936,877
    20,596 Corn Products International, Inc.        950,093
   163,310 Dean Foods Co. (b)                     1,657,597
    50,395 Del Monte Foods Co.                      955,489
    35,207 Flowers Foods, Inc.                      888,273
    20,281 General Mills, Inc.                      705,373
    21,966 Green Mountain Coffee Roasters,
              Inc. (b)                              737,618
    14,081 Hormel Foods Corp.                       695,601
    21,991 J.M. Smucker (The) Co.                 1,366,961
    10,021 Kraft Foods, Inc., Class A               306,342
     6,788 McCormick & Co., Inc.                    300,030
     5,073 Mead Johnson Nutrition Co.               294,082
    22,207 Ralcorp Holdings, Inc. (b)             1,359,068
    82,448 Sara Lee Corp.                         1,399,143
    87,474 Smithfield Foods, Inc. (b)             1,741,607
   104,796 Tyson Foods, Inc., Class A             1,723,894
                                               ------------
                                                 20,561,927
                                               ------------

           Household Products -- 7.8%
     4,992 Clorox (The) Co.                         313,947
    12,996 Energizer Holdings, Inc. (b)             945,329
    15,027 Kimberly-Clark Corp.                     972,698
    11,222 Procter & Gamble (The) Co.               708,445
                                               ------------
                                                  2,940,419
                                               ------------

           Personal Products -- 6.5%
    19,487 Alberto-Culver Co.                       725,891
    26,394 Herbalife Ltd.                         1,724,320
                                               ------------
                                                  2,450,211
                                               ------------

           Tobacco -- 3.4%
     8,795 Lorillard, Inc.                          661,736
     5,396 Philip Morris International, Inc.        308,867
     9,681 Reynolds American, Inc.                  307,952
                                               ------------
                                                  1,278,555
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Total Common Stocks -- 99.9%        $ 37,668,664
           (Cost $34,841,310)

           Money Market Fund -- 0.1%
    31,974 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              31,974
           (Cost $31,974)                      ------------

           Total Investments -- 100.0%           37,700,638
           (Cost $34,873,284) (d)
           Net Other Assets and
              Liabilities -- 0.0%                   (12,431)
                                               ------------
           Net Assets -- 100.0%                $ 37,688,207
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,924,913 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $97,559.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $37,668,664   $      --     $     --
Money Market Fund           31,974          --           --
                       ------------------------------------
Total Investments      $37,700,638   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


Page 42               See Notes to Financial Statements

First Trust Energy AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                          Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Energy Equipment & Services --
              32.9%
    85,303 Atwood Oceanics, Inc. (b)           $  3,447,947
    44,607 Baker Hughes, Inc.                     3,056,026
    25,130 Cameron International Corp. (b)        1,339,429
    47,676 Diamond Offshore Drilling, Inc.        3,418,846
    79,867 Exterran Holdings, Inc. (b)            1,981,500
    14,335 FMC Technologies, Inc. (b)             1,347,490
    31,225 Halliburton Co.                        1,405,125
    39,460 Helmerich & Payne, Inc.                2,317,486
    27,180 Nabors Industries Ltd. (b)               663,192
    18,967 National Oilwell Varco, Inc.           1,401,661
     8,665 Oceaneering International, Inc. (b)      669,198
    29,837 Oil States International, Inc. (b)     2,021,755
    29,587 Patterson-UTI Energy, Inc.               690,561
    73,059 Rowan Cos., Inc. (b)                   2,504,463
     7,630 Schlumberger Ltd.                        678,994
    31,529 SEACOR Holdings, Inc.                  3,332,300
    36,436 Superior Energy Services, Inc. (b)     1,279,632
    54,872 Unit Corp. (b)                         2,809,446
   111,859 Weatherford International Ltd. (b)     2,653,295
                                               ------------
                                                 37,018,346
                                               ------------

           Metals & Mining -- 2.3%
    19,941 Walter Energy, Inc.                    2,597,714
                                               ------------

           Oil, Gas & Consumable Fuels --
              63.6%
    53,103 Alpha Natural Resources, Inc. (b)      2,853,224
     8,376 Anadarko Petroleum Corp.                 645,622
    21,391 Apache Corp.                           2,553,230
    90,920 Arch Coal, Inc.                        3,114,010
    57,999 Atlas Energy, Inc. (b)                 2,569,356
    73,817 Chesapeake Energy Corp.                2,179,816
    34,929 Chevron Corp.                          3,315,810
    21,604 Cimarex Energy Co.                     2,249,625
    51,916 Comstock Resources, Inc. (b)           1,438,073
    29,091 Concho Resources, Inc. (b)             2,800,009
    46,809 ConocoPhillips                         3,344,971
    13,084 CONSOL Energy, Inc.                      650,275
    21,672 Continental Resources, Inc. (b)        1,391,559
    32,485 Devon Energy Corp.                     2,881,095
    46,329 El Paso Corp.                            735,704
    26,164 Exxon Mobil Corp.                      2,110,911
    16,792 Forest Oil Corp. (b)                     651,530
    41,641 Hess Corp.                             3,502,841
    78,191 Holly Corp.                            3,836,832
    86,089 Marathon Oil Corp.                     3,934,267
    42,766 Murphy Oil Corp.                       2,835,386
    17,685 Newfield Exploration Co. (b)           1,294,011
    14,811 Noble Energy, Inc.                     1,349,282
    12,998 Occidental Petroleum Corp.             1,256,647
   104,803 Petrohawk Energy Corp. (b)             2,101,300
     7,337 Pioneer Natural Resources Co.            698,189
    59,509 Plains Exploration & Production
              Co. (b)                             2,106,619
    52,680 QEP Resources, Inc.                    2,140,915
    43,261 Quicksilver Resources, Inc. (b)          649,348
    32,463 SM Energy Co.                          2,017,900

Shares     Description                         Value
-----------------------------------------------------------

           Oil, Gas & Consumable Fuels
              (Continued)
    15,814 Sunoco, Inc.                        $    671,304
   110,303 Valero Energy Corp.                    2,797,284
    21,767 Whiting Petroleum Corp. (b)            2,748,737
    77,377 Williams (The) Cos., Inc.              2,088,405
                                               ------------
                                                 71,514,087
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 1.2%
    99,388 SunPower Corp., Class A (b)            1,335,775
                                               ------------
           Total Common Stocks -- 100.0%        112,465,922
           (Cost $96,337,906)

           Money Market Fund -- 0.1%
    58,785 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              58,785
           (Cost $58,785)                      ------------

           Total Investments -- 100.1%          112,524,707
           (Cost $96,396,691) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (91,164)
                                               ------------
           Net Assets -- 100.0%                $112,433,543
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $16,391,235 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $263,219.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $112,465,922   $      --     $     --
Money Market Fund           58,785          --           --
                      -------------------------------------
Total Investments     $112,524,707   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 43

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Capital Markets -- 14.2%
    42,739 Affiliated Managers Group, Inc. (b) $  4,352,112
    73,689 Ameriprise Financial, Inc.             4,542,927
   257,348 Ares Capital Corp.                     4,320,873
    84,254 Bank of New York Mellon (The)
              Corp.                               2,631,252
     8,609 BlackRock, Inc.                        1,704,754
    51,308 E*TRADE Financial Corp. (b)              849,661
    27,158 Eaton Vance Corp.                        822,887
    97,233 Federated Investors, Inc., Class B     2,633,070
    14,761 Franklin Resources, Inc.               1,780,915
    19,523 Goldman Sachs Group (The), Inc.        3,194,353
   105,758 Invesco Ltd.                           2,616,453
   253,155 Janus Capital Group, Inc.              3,268,231
    30,828 Jefferies Group, Inc.                    771,008
    64,442 Lazard Ltd., Class A                   2,688,520
    70,164 Legg Mason, Inc.                       2,324,533
   120,673 Morgan Stanley                         3,547,786
    14,811 Northern Trust Corp.                     769,876
    25,106 Raymond James Financial, Inc.            909,339
    69,003 SEI Investments Co.                    1,597,420
    54,919 State Street Corp.                     2,565,816
    50,876 T. Rowe Price Group, Inc.              3,353,746
    43,222 TD Ameritrade Holding Corp.              882,593
    93,039 Waddell & Reed Financial, Inc.,
              Class A                             3,360,569
                                               ------------
                                                 55,488,694
                                               ------------

           Commercial Banks -- 10.0%
    51,464 BancorpSouth, Inc.                       804,897
    34,772 Bank of Hawaii Corp.                   1,629,764
    62,448 BB&T Corp.                             1,726,063
    30,750 BOK Financial Corp.                    1,589,160
    90,041 CIT Group, Inc. (b)                    4,294,055
    41,326 Commerce Bancshares, Inc.              1,699,738
    13,436 Cullen/Frost Bankers, Inc.               776,332
   167,953 East West Bancorp, Inc.                3,646,260
    55,910 Fifth Third Bancorp                      831,382
    17,367 First Citizens BancShares, Inc.,
              Class A                             3,493,719
   158,768 Fulton Financial Corp.                 1,638,486
    92,758 KeyCorp                                  825,546
    29,238 M&T Bank Corp.                         2,528,210
    54,076 PNC Financial Services Group, Inc.     3,244,560
   810,401 Popular, Inc. (b)                      2,601,387
   117,261 Regions Financial Corp.                  832,553
    27,817 SunTrust Banks, Inc.                     846,471
   171,818 TCF Financial Corp.                    2,566,961
    30,436 U.S. Bancorp                             821,772
    57,398 Valley National Bancorp                  776,595
    52,977 Wells Fargo & Co.                      1,717,514
                                               ------------
                                                 38,891,425
                                               ------------

           Consumer Finance -- 2.4%
    19,119 American Express Co.                     829,382
    99,653 Capital One Financial Corp.            4,799,289
    88,602 Discover Financial Services            1,824,315

Shares     Description                         Value
-----------------------------------------------------------

           Consumer Finance (Continued)
    14,473 Green Dot Corp., Class A (b)        $    910,496
    65,197 SLM Corp. (b)                            939,489
                                               ------------
                                                  9,302,971
                                               ------------

           Diversified Financial Services --
              7.2%
    61,531 Bank of America Corp.                    844,821
    71,819 CBOE Holdings, Inc.                    1,652,555
   173,539 Citigroup, Inc. (b)                      836,458
     7,908 CME Group, Inc.                        2,440,092
    46,068 Interactive Brokers Group, Inc.,
              Class A                               744,919
     6,888 IntercontinentalExchange, Inc. (b)       829,935
    77,397 JPMorgan Chase & Co.                   3,478,221
   145,346 Leucadia National Corp.                4,726,652
    61,861 Moody's Corp.                          1,816,858
    84,273 MSCI, Inc., Class A (b)                2,884,665
   138,487 NASDAQ OMX Group (The),
              Inc. (b)                            3,390,162
   141,459 NYSE Euronext                          4,499,811
                                               ------------
                                                 28,145,149
                                               ------------

           Insurance -- 45.0%
    68,134 ACE Ltd.                               4,196,373
    58,189 Aflac, Inc.                            3,350,523
    13,838 Alleghany Corp. (b)                    4,272,898
    71,353 Allied World Assurance Holdings
              Co. Ltd.                            4,304,727
    51,496 Allstate (The) Corp.                   1,603,585
   131,342 American Financial Group, Inc.         4,272,555
    29,726 American National Insurance Co.        2,478,554
    55,302 Aon Corp.                              2,529,513
    48,171 Arch Capital Group Ltd. (b)            4,251,091
    87,511 Arthur J. Gallagher & Co.              2,597,326
   148,184 Aspen Insurance Holdings Ltd.          4,452,929
    85,235 Assurant, Inc.                         3,343,769
   239,606 Assured Guaranty Ltd.                  3,464,703
   118,201 Axis Capital Holdings Ltd.             4,205,592
    31,758 Berkshire Hathaway, Inc.,
              Class B (b)                         2,596,217
    68,582 Brown & Brown, Inc.                    1,698,090
    71,106 Chubb (The) Corp.                      4,119,171
   103,607 Cincinnati Financial Corp.             3,319,568
   121,382 CNA Financial Corp. (b)                3,261,534
    92,054 Endurance Specialty Holdings Ltd.      4,279,590
    50,147 Erie Indemnity Co., Class A            3,330,764
    38,715 Everest Re Group Ltd.                  3,262,900
   310,020 Fidelity National Financial, Inc.,
              Class A                             4,169,769
   124,941 Genworth Financial, Inc.,
              Class A (b)                         1,695,449
    54,470 Hanover Insurance Group, Inc.          2,576,431
   160,104 Hartford Financial Services Group
              (The), Inc.                         4,447,689
   113,456 HCC Insurance Holdings, Inc.           3,435,448
   118,069 Lincoln National Corp.                 3,405,110
    65,405 Loews Corp.                            2,619,470
     4,338 Markel Corp. (b)                       1,746,045


Page 44               See Notes to Financial Statements

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Insurance (Continued)
    93,071 Marsh & McLennan Cos., Inc.         $  2,594,819
    76,336 Mercury General Corp.                  3,240,463
    73,889 MetLife, Inc.                          3,381,900
    60,229 Old Republic International Corp.         736,601
   216,582 OneBeacon Insurance Group Ltd.,
              Class A                             2,978,003
    52,779 PartnerRe Ltd.                         4,321,545
    78,155 Principal Financial Group, Inc.        2,561,139
   128,067 Progressive (The) Corp.                2,537,007
   123,256 Protective Life Corp.                  3,398,168
    72,244 Prudential Financial, Inc.             4,443,728
    61,127 Reinsurance Group of America, Inc.     3,518,470
    66,593 RenaissanceRe Holdings Ltd.            4,369,833
    72,734 StanCorp Financial Group, Inc.         3,244,664
   239,661 Symetra Financial Corp.                3,170,715
    54,967 Torchmark Corp.                        3,424,444
    82,154 Transatlantic Holdings, Inc.           4,226,823
    76,128 Travelers (The) Cos., Inc.             4,282,961
   172,823 Unitrin, Inc.                          4,650,667
   135,565 Unum Group                             3,380,991
   138,555 Validus Holdings Ltd.                  4,212,072
   154,898 W. R. Berkley Corp.                    4,375,869
     2,225 Wesco Financial Corp.                    836,133
     2,451 White Mountains Insurance Group
              Ltd.                                  833,340
    75,235 XL Group PLC                           1,724,386
                                               ------------
                                                175,732,124
                                               ------------

           IT Services -- 4.4%
    35,822 Alliance Data Systems Corp. (b)        2,534,048
   116,036 Broadridge Financial Solutions, Inc.   2,656,064
    92,906 Fidelity National Information
              Services, Inc.                      2,827,130
    43,458 Fiserv, Inc. (b)                       2,684,401
    35,531 Global Payments, Inc.                  1,678,484
   275,753 Total System Services, Inc.            4,800,860
                                               ------------
                                                 17,180,987
                                               ------------

           Media -- 0.9%
    30,919 Morningstar, Inc.                      1,651,693
    44,051 Thomson Reuters Corp.                  1,762,481
                                               ------------
                                                  3,414,174
                                               ------------

           Professional Services -- 1.5%
    71,478 Equifax, Inc.                          2,553,194
    40,847 IHS, Inc., Class A (b)                 3,347,820
                                               ------------
                                                  5,901,014
                                               ------------

           Real Estate Investment Trusts --
              9.4%
    80,251 AMB Property Corp.                     2,692,421
    91,607 Annaly Capital Management, Inc.        1,633,353
    98,473 Apartment Investment &
              Management Co., Class A             2,516,970
 1,031,901 Chimera Investment Corp.               4,333,984

Shares     Description                         Value
-----------------------------------------------------------

           Real Estate Investment Trusts
              (Continued)
    99,752 CommonWealth REIT                   $  2,660,386
    49,447 Douglas Emmett, Inc.                     911,308
    31,599 Equity Residential                     1,712,350
     7,191 Essex Property Trust, Inc.               834,156
    56,433 General Growth Properties, Inc. (b)      835,773
    71,260 Hospitality Properties Trust           1,772,236
    22,564 Nationwide Health Properties, Inc.       847,278
    81,512 Piedmont Office Realty Trust, Inc.,
              Class A                             1,612,307
    56,843 ProLogis                                 848,097
    62,517 Rayonier, Inc.                         3,701,632
    74,823 Senior Housing Properties Trust        1,677,532
     8,255 Simon Property Group, Inc.               837,470
    24,314 SL Green Realty Corp.                  1,769,087
    69,802 UDR, Inc.                              1,638,951
   173,447 Weyerhaeuser Co.                       4,020,501
                                               ------------
                                                 36,855,792
                                               ------------

           Real Estate Management &
              Development -- 2.3%
   207,080 CB Richard Ellis Group, Inc.,
              Class A (b)                         4,595,105
    98,361 Forest City Enterprises, Inc.,
              Class A (b)                         1,663,284
    30,326 Jones Lang LaSalle, Inc.               2,688,097
                                               ------------
                                                  8,946,486
                                               ------------

           Software -- 0.7%
    27,146 FactSet Research Systems, Inc.         2,736,317
                                               ------------

           Thrifts & Mortgage Finance -- 2.0%
   117,438 First Niagara Financial Group, Inc.    1,630,040
   199,733 Hudson City Bancorp, Inc.              2,193,068
    87,096 New York Community Bancorp, Inc.       1,595,599
    58,597 People's United Financial, Inc.          756,487
    97,032 Washington Federal, Inc.               1,677,683
                                               ------------
                                                  7,852,877
                                               ------------
           Total Common Stocks -- 100.0%        390,448,010
           (Cost $361,609,757)

           Money Market Fund -- 0.0%
   193,302 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                             193,302
           (Cost $193,302)                     ------------

           Total Investments -- 100.0%          390,641,312
           (Cost $361,803,059) (d)
           Net Other Assets and
              Liabilities -- 0.0%                   (45,251)
                                               ------------
           Net Assets -- 100.0%                $390,596,061
                                               ============


                      See Notes to Financial Statements                  Page 45

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,014,403 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,176,150.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $390,448,010   $      --     $     --
Money Market Fund          193,302          --           --
                      -------------------------------------
Total Investments     $390,641,312   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 46               See Notes to Financial Statements

First Trust Health Care AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.1%
           Biotechnology -- 13.8%
    19,714 Alexion Pharmaceuticals, Inc. (b)   $  1,652,427
    28,924 Amgen, Inc. (b)                        1,593,134
    13,263 Biogen Idec, Inc. (b)                    868,329
    33,022 BioMarin Pharmaceutical, Inc. (b)        839,419
    25,730 Cephalon, Inc. (b)                     1,520,128
     8,488 Dendreon Corp. (b)                       297,420
     4,163 Genzyme Corp. (b)                        305,356
    25,956 Myriad Genetics, Inc. (b)                518,082
    36,119 Regeneron Pharmaceuticals, Inc. (b)    1,216,488
     9,376 United Therapeutics Corp. (b)            637,380
                                               ------------
                                                  9,448,163
                                               ------------

           Health Care Equipment & Supplies --
              21.2%
    24,296 Alere, Inc. (b)                          951,674
    11,711 Baxter International, Inc.               567,866
     7,883 Beckman Coulter, Inc.                    567,655
     3,505 Becton, Dickinson & Co.                  290,740
     3,230 C. R. Bard, Inc.                         304,751
    23,070 CareFusion Corp. (b)                     593,591
    21,047 Cooper (The) Cos., Inc.                1,206,835
    11,003 Edwards Lifesciences Corp. (b)           927,443
    15,240 Gen-Probe, Inc. (b)                      958,444
    22,586 Hill-Rom Holdings, Inc.                  914,056
     4,281 IDEXX Laboratories, Inc. (b)             306,948
    37,917 Kinetic Concepts, Inc. (b)             1,749,111
    31,970 Medtronic, Inc.                        1,225,090
     8,560 ResMed, Inc. (b)                         269,554
     6,932 St. Jude Medical, Inc. (b)               280,746
    22,037 Teleflex, Inc.                         1,263,161
    12,837 Varian Medical Systems, Inc. (b)         867,396
    22,090 Zimmer Holdings, Inc. (b)              1,306,844
                                               ------------
                                                 14,551,905
                                               ------------

           Health Care Providers & Services --
              39.7%
    52,049 Aetna, Inc.                            1,714,494
    26,063 AmerisourceBergen Corp.                  934,619
    55,381 Brookdale Senior Living, Inc. (b)      1,210,075
    15,477 Cardinal Health, Inc.                    642,450
    32,344 CIGNA Corp.                            1,359,095
    31,728 Community Health Systems, Inc. (b)     1,114,287
    60,153 Coventry Health Care, Inc. (b)         1,802,785
     4,266 DaVita, Inc. (b)                         315,044
    18,352 Emergency Medical Services Corp.,
              Class A (b)                         1,238,760
    21,938 Express Scripts, Inc. (b)              1,235,768
   166,458 Health Management Associates, Inc.,
              Class A (b)                         1,514,768
     9,659 Henry Schein, Inc. (b)                   634,210
    29,011 Humana, Inc. (b)                       1,681,768
     3,372 Laboratory Corp. of America
              Holdings (b)                          303,177
    43,211 LifePoint Hospitals, Inc. (b)          1,521,027
     8,424 McKesson Corp.                           633,232


Shares     Description                         Value
-----------------------------------------------------------

           Health Care Providers & Services
              (Continued)
     9,676 Medco Health Solutions, Inc. (b)    $    590,430
    13,215 MEDNAX, Inc. (b)                         874,172
    11,677 Omnicare, Inc.                           302,668
     9,677 Patterson Cos., Inc.                     319,922
    21,967 Quest Diagnostics, Inc.                1,251,021
   237,373 Tenet Healthcare Corp. (b)             1,578,530
    43,979 UnitedHealth Group, Inc.               1,805,338
    20,482 Universal Health Services, Inc.,
              Class B                               862,292
    27,928 WellPoint, Inc. (b)                    1,734,887
                                               ------------
                                                 27,174,819
                                               ------------

           Health Care Technology -- 2.9%
     3,128 Cerner Corp. (b)                         309,203
    21,893 Emdeon, Inc., Class A (b)                321,608
    27,665 SXC Health Solutions Corp. (b)         1,330,963
                                               ------------
                                                  1,961,774
                                               ------------

           Internet Software & Services --
              0.4%
     5,807 WebMD Health Corp. (b)                   303,590
                                               ------------

           Life Sciences Tools & Services --
              7.0%
     8,565 Bio-Rad Laboratories, Inc.,
              Class A (b)                           932,557
    25,071 Illumina, Inc. (b)                     1,738,423
    10,680 Life Technologies Corp. (b)              579,817
    22,963 PerkinElmer, Inc.                        587,394
    16,064 Thermo Fisher Scientific, Inc. (b)       919,985
                                               ------------
                                                  4,758,176
                                               ------------

           Pharmaceuticals -- 15.1%
    12,375 Abbott Laboratories                      558,855
    33,584 Bristol-Myers Squibb Co.                 845,645
    45,322 Eli Lilly & Co.                        1,575,846
    33,206 Endo Pharmaceuticals Holdings,
              Inc. (b)                            1,103,103
    27,809 Forest Laboratories, Inc. (b)            897,118
    19,173 Johnson & Johnson                      1,145,970
    42,194 King Pharmaceuticals, Inc. (b)           600,843
    32,902 Merck & Co., Inc.                      1,091,359
    28,060 Mylan, Inc. (b)                          649,870
     4,681 Perrigo Co.                              340,496
    50,789 Pfizer, Inc.                             925,376
    11,480 Watson Pharmaceuticals, Inc. (b)         625,890
                                               ------------
                                                 10,360,371
                                               ------------
           Total Common Stocks -- 100.1%         68,558,798
           (Cost $61,980,776)

           Money Market Fund -- 0.0%
     4,823 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                               4,823
           (Cost $4,823)                       ------------


                      See Notes to Financial Statements                  Page 47

First Trust Health Care AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

           Description                         Value
-----------------------------------------------------------

           Total Investments -- 100.1%         $ 68,563,621
           (Cost $61,985,599) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (58,544)
                                               ------------
           Net Assets -- 100.0%                $ 68,505,077
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,993,054 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $415,032.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $68,558,798   $      --     $     --
Money Market Fund            4,823          --           --
                       ------------------------------------
Total Investments      $68,563,621   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


Page 48               See Notes to Financial Statements

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Aerospace & Defense -- 12.2%
     8,403 Alliant Techsystems, Inc. (b)       $    636,611
     8,813 General Dynamics Corp.                   664,500
     3,552 Goodrich Corp.                           321,882
     8,822 Honeywell International, Inc.            494,120
     3,001 ITT Corp.                                176,819
    11,087 L-3 Communications Holdings, Inc.        867,558
     2,237 Lockheed Martin Corp.                    178,065
    12,068 Northrop Grumman Corp.                   836,313
    16,869 Raytheon Co.                             843,281
    22,538 Spirit AeroSystems Holdings, Inc.,
              Class A (b)                           532,348
     4,341 TransDigm Group, Inc. (b)                336,341
                                               ------------
                                                  5,887,838
                                               ------------

           Air Freight & Logistics -- 5.4%
     7,799 C.H. Robinson Worldwide, Inc.            601,225
    14,317 Expeditors International of
              Washington, Inc.                      725,442
     5,043 FedEx Corp.                              455,484
    36,871 UTI Worldwide, Inc.                      807,475
                                               ------------
                                                  2,589,626
                                               ------------

           Airlines -- 2.5%
    20,071 AMR Corp. (b)                            141,500
     5,313 Copa Holdings SA, Class A                298,856
    24,087 Southwest Airlines Co.                   285,431
    19,689 United Continental Holdings,
              Inc. (b)                              500,101
                                               ------------
                                                  1,225,888
                                               ------------

           Chemicals -- 1.5%
    24,474 Nalco Holding Co.                        745,478
                                               ------------

           Commercial Services & Supplies --
              4.5%
     7,385 Avery Dennison Corp.                     310,835
    16,774 Cintas Corp.                             470,678
    12,478 Corrections Corp. of America (b)         309,579
    26,845 R.R. Donnelley & Sons Co.                475,693
    10,470 Republic Services, Inc.                  322,895
     1,932 Stericycle, Inc. (b)                     151,643
     4,240 Waste Management, Inc.                   160,569
                                               ------------
                                                  2,201,892
                                               ------------

           Computers & Peripherals -- 1.6%
    22,448 Lexmark International, Inc.,
              Class A (b)                           782,088
                                               ------------

           Construction & Engineering -- 8.8%
    22,356 Aecom Technology Corp. (b)               654,360
    23,760 Chicago Bridge & Iron Co. N.V. (b)       781,466
    11,796 Fluor Corp.                              816,165
     3,410 Jacobs Engineering Group, Inc. (b)       175,172
    25,654 KBR, Inc.                                823,493
     7,849 Quanta Services, Inc. (b)                186,257
    18,784 URS Corp. (b)                            834,949
                                               ------------
                                                  4,271,862
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Electrical Equipment -- 7.5%
    11,948 AMETEK, Inc.                        $    487,240
     2,684 Cooper Industries PLC                    164,422
    17,819 General Cable Corp. (b)                  659,481
     7,800 Hubbell, Inc., Class B                   477,672
     7,026 Regal-Beloit Corp.                       468,915
     8,720 Rockwell Automation, Inc.                706,407
     4,090 Roper Industries, Inc.                   317,752
     6,474 Thomas & Betts Corp. (b)                 332,699
                                               ------------
                                                  3,614,588
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 2.1%
     5,641 Itron, Inc. (b)                          327,291
     4,152 National Instruments Corp.               175,671
     7,832 Trimble Navigation Ltd. (b)              360,899
     8,299 Vishay Precision Group, Inc. (b)         153,946
                                               ------------
                                                  1,017,807
                                               ------------

           Energy Equipment & Services -- 3.1%
    30,226 McDermott International, Inc. (b)        628,096
    14,520 Tidewater, Inc.                          863,795
                                               ------------
                                                  1,491,891
                                               ------------

           Industrial Conglomerates -- 3.4%
    11,800 Carlisle Cos., Inc.                      444,978
     8,549 General Electric Co.                     172,177
    13,225 Textron, Inc.                            347,685
    15,091 Tyco International Ltd.                  676,530
                                               ------------
                                                  1,641,370
                                               ------------

           Internet Software & Services --
              0.5%
    13,230 Monster Worldwide, Inc. (b)              220,280
                                               ------------

           IT Services -- 2.1%
     3,223 Accenture PLC, Class A                   165,888
    59,353 Convergys Corp. (b)                      845,187
                                               ------------
                                                  1,011,075
                                               ------------

           Life Sciences Tools & Services --
              2.3%
    15,094 Agilent Technologies, Inc. (b)           631,382
     3,102 Mettler-Toledo International,
              Inc. (b)                              462,787
                                               ------------
                                                  1,094,169
                                               ------------

           Machinery -- 29.8%
     8,742 Bucyrus International, Inc.              793,424
     6,677 Caterpillar, Inc.                        647,736
    16,373 CNH Global N.V. (b)                      792,944
     3,808 Crane Co.                                169,113
     7,104 Cummins, Inc.                            752,171
     3,314 Danaher Corp.                            152,643
     9,414 Deere & Co.                              855,733
    10,728 Donaldson Co., Inc.                      628,661
     8,023 Dover Corp.                              514,274


                      See Notes to Financial Statements                  Page 49

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Machinery (Continued)
     7,700 Eaton Corp.                         $    831,292
     9,086 Gardner Denver, Inc.                     655,464
    15,852 Graco, Inc.                              673,393
    22,081 Harsco Corp.                             712,554
     3,995 IDEX Corp.                               158,442
     2,926 Illinois Tool Works, Inc.                156,512
     5,406 Joy Global, Inc.                         471,295
    19,808 Kennametal, Inc.                         804,205
     2,395 Lincoln Electric Holdings, Inc.          162,189
    11,926 Manitowoc (The) Co., Inc.                160,166
    10,800 Navistar International Corp. (b)         700,380
    13,309 Oshkosh Corp. (b)                        504,544
    10,892 PACCAR, Inc.                             615,289
     9,458 Pall Corp.                               524,068
     9,059 Parker Hannifin Corp.                    809,965
     4,375 SPX Corp.                                342,912
     7,608 Toro (The) Co.                           462,719
    11,748 Trinity Industries, Inc.                 327,652
                                               ------------
                                                 14,379,740
                                               ------------

           Marine -- 0.7%
     7,097 Kirby Corp. (b)                          331,714
                                               ------------

           Office Electronics -- 1.6%
    27,141 Xerox Corp.                              288,237
    12,345 Zebra Technologies Corp.,
              Class A (b)                           480,221
                                               ------------
                                                    768,458
                                               ------------

           Oil, Gas & Consumable Fuels -- 1.0%
    18,485 Frontline Ltd.                           479,316
                                               ------------

           Professional Services -- 1.0%
     4,193 FTI Consulting, Inc. (b)                 152,919
     6,007 Towers Watson & Co., Class A             327,561
                                               ------------
                                                    480,480
                                               ------------

           Road & Rail -- 5.1%
     8,551 Con-way, Inc.                            290,905
    11,491 J.B. Hunt Transport Services, Inc.       471,131
    13,065 Kansas City Southern (b)                 652,989
     2,489 Norfolk Southern Corp.                   152,302
    11,880 Ryder System, Inc.                       571,190
     3,374 Union Pacific Corp.                      319,282
                                               ------------
                                                  2,457,799
                                               ------------

           Trading Companies & Distributors --
              3.3%
    17,727 GATX Corp.                               589,423
     7,249 MSC Industrial Direct Co., Inc.,
              Class A                               430,808
     4,529 W.W. Grainger, Inc.                      595,427
                                               ------------
                                                  1,615,658
                                               ------------

Shares     Description                         Value
-----------------------------------------------------------

           Total Common Stocks -- 100.0%       $ 48,309,017
           (Cost $41,984,566)

           Money Market Fund -- 0.0%
    13,190 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              13,190
           (Cost $13,190)

           Total Investments -- 100.0%           48,322,207
           (Cost $41,997,756) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (25,016)
                                               ------------
           Net Assets -- 100.0%                $ 48,297,191
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,539,816 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $215,365.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $48,309,017   $      --     $     --
Money Market Fund           13,190          --           --
                       ------------------------------------
Total Investments      $48,322,207   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


Page 50               See Notes to Financial Statements

First Trust Materials AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Building Products -- 6.7%
   133,570 Lennox International, Inc.          $  6,563,630
   507,020 Owens Corning, Inc. (b)               16,969,959
   563,053 USG Corp. (b)                          9,132,720
                                               ------------
                                                 32,666,309
                                               ------------

           Chemicals -- 35.3%
    31,558 Air Products and Chemicals, Inc.       2,753,435
   226,513 Albemarle Corp.                       12,720,970
   248,409 Ashland, Inc.                         14,422,626
   251,715 Cabot Corp.                           10,886,674
   383,629 Celanese Corp., Class A               15,916,767
    93,490 CF Industries Holdings, Inc.          12,624,890
   119,044 Cytec Industries, Inc.                 6,492,660
    84,125 Dow Chemical (The) Co.                 2,984,755
   253,330 E.I. du Pont de Nemours & Co.         12,838,764
   187,838 Eastman Chemical Co.                  17,442,637
   118,602 FMC Corp.                              9,020,868
   170,468 International Flavors & Fragrances,
              Inc.                                9,725,199
    59,123 Lubrizol (The) Corp.                   6,353,358
    82,720 Mosaic (The) Co.                       6,703,629
   150,295 PPG Industries, Inc.                  12,666,863
   129,918 RPM International, Inc.                3,043,979
    75,425 Sherwin-Williams (The) Co.             6,390,760
    43,141 Sigma-Aldrich Corp.                    2,745,925
   183,239 Valspar (The) Corp.                    6,847,641
                                               ------------
                                                172,582,400
                                               ------------

           Containers & Packaging -- 18.1%
   132,826 AptarGroup, Inc.                       6,383,617
   185,686 Ball Corp.                            13,207,845
   193,434 Bemis Co., Inc.                        6,296,277
   283,872 Crown Holdings, Inc. (b)               9,469,970
   153,096 Greif, Inc., Class A                   9,652,703
    93,533 Owens-Illinois, Inc. (b)               2,758,288
   488,959 Packaging Corp. of America            13,813,092
   372,353 Sealed Air Corp.                       9,938,102
   281,430 Sonoco Products Co.                   10,004,836
   297,434 Temple-Inland, Inc.                    7,135,442
                                               ------------
                                                 88,660,172
                                               ------------

           Machinery -- 3.8%
   330,896 Timken (The) Co.                      15,558,730
    32,350 Valmont Industries, Inc.               3,006,609
                                               ------------
                                                 18,565,339
                                               ------------

           Metals & Mining -- 29.7%
   771,833 AK Steel Holding Corp.                12,272,145
   820,985 Alcoa, Inc.                           13,603,721
   171,728 Allegheny Technologies, Inc.          11,194,948
   313,987 Carpenter Technology Corp.            12,920,565
   202,443 Cliffs Natural Resources, Inc.        17,300,779
    32,176 Compass Minerals International, Inc.   2,956,009
   131,502 Freeport-McMoRan Copper &
              Gold, Inc.                         14,300,843
    65,550 Nucor Corp.                            3,009,401
   185,439 Reliance Steel & Aluminum Co.          9,696,605
   237,881 Schnitzer Steel Industries, Inc.,
              Class A                            14,677,258

Shares     Description                         Value
-----------------------------------------------------------

           Metals & Mining (Continued)
   324,040 Southern Copper Corp.               $ 14,523,473
   156,902 Steel Dynamics, Inc.                   2,855,616
   270,357 United States Steel Corp.             15,591,488
                                               ------------
                                                144,902,851
                                               ------------

           Paper & Forest Products -- 5.8%
   208,024 Domtar Corp.                          18,291,550
   231,900 International Paper Co.                6,697,272
   109,754 MeadWestvaco Corp.                     3,142,257
                                               ------------
                                                 28,131,079
                                               ------------

           Trading Companies & Distributors --
              0.6%
    47,935 Fastenal Co.                           2,783,106
                                               ------------
           Total Common Stocks -- 100.0%        488,291,256
           (Cost $436,277,295)

           Money Market Fund -- 0.0%
    73,311 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              73,311
           (Cost $73,311)                      ------------

           Total Investments -- 100.0%          488,364,567
           (Cost $436,350,606) (d)
           Net Other Assets and
              Liabilities -- 0.0%                  (208,949)
                                               ------------
           Net Assets -- 100.0%                $488,155,618
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $53,546,433 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,532,472.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $488,291,256   $      --     $     --
Money Market Fund           73,311          --           --
                      -------------------------------------
Total Investments     $488,364,567   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


See Notes to Financial Statements                   Page 51

First Trust Technology AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Communications Equipment -- 12.1%
   388,445 Brocade Communications Systems,
              Inc. (b)                         $  2,190,830
   122,023 Ciena Corp. (b)                        2,688,167
    61,719 EchoStar Corp., Class A (b)            1,681,843
    15,787 F5 Networks, Inc. (b)                  1,710,995
   141,911 JDS Uniphase Corp. (b)                 2,408,230
    41,744 Juniper Networks, Inc. (b)             1,549,537
    52,716 Polycom, Inc. (b)                      2,311,596
   378,846 Tellabs, Inc.                          2,007,884
                                               ------------
                                                 16,549,082
                                               ------------

           Computers & Peripherals -- 9.3%
     4,780 Apple, Inc. (b)                        1,621,950
    16,028 Diebold, Inc.                            491,418
    44,867 EMC Corp. (b)                          1,116,740
    66,848 NCR Corp. (b)                          1,096,307
    28,043 NetApp, Inc. (b)                       1,534,793
    41,213 SanDisk Corp. (b)                      1,869,834
   170,899 Seagate Technology (b)                 2,392,586
    75,768 Western Digital Corp. (b)              2,577,627
                                               ------------
                                                 12,701,255
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 17.0%
     9,735 Amphenol Corp., Class A                  538,735
    74,997 Arrow Electronics, Inc. (b)            2,834,887
    62,214 Avnet, Inc. (b)                        2,216,063
   166,466 AVX Corp.                              2,610,187
   132,950 Corning, Inc.                          2,952,819
     7,702 Dolby Laboratories, Inc.,
              Class A (b)                           459,809
   107,641 Ingram Micro, Inc., Class A (b)        2,124,833
   127,855 Jabil Circuit, Inc.                    2,583,950
    67,831 Molex, Inc.                            1,773,781
    46,682 Tech Data Corp. (b)                    2,189,853
   174,971 Vishay Intertechnology, Inc. (b)       2,887,021
                                               ------------
                                                 23,171,938
                                               ------------

           Internet Software & Services --
              1.8%
    35,799 IAC/InterActiveCorp (b)                1,012,754
    92,673 Yahoo!, Inc. (b)                       1,493,889
                                               ------------
                                                  2,506,643
                                               ------------

           IT Services -- 5.9%
    74,805 Amdocs Ltd. (b)                        2,179,818
    21,029 Cognizant Technology Solutions
              Corp., Class A (b)                  1,534,065
    51,786 Computer Sciences Corp.                2,759,676
    30,947 Gartner, Inc. (b)                      1,096,143
    12,479 Teradata Corp. (b)                       536,472
                                               ------------
                                                  8,106,174
                                               ------------

Shares     Description                         Value
-----------------------------------------------------------

           Semiconductors & Semiconductor
              Equipment -- 36.9%
   251,209 Advanced Micro Devices, Inc. (b)    $  1,966,966
    43,314 Altera Corp.                           1,627,307
    27,275 Analog Devices, Inc.                   1,059,088
    36,565 Applied Materials, Inc.                  573,705
    42,906 Atheros Communications (b)             1,913,179
   208,488 Atmel Corp. (b)                        2,822,928
    72,177 Avago Technologies Ltd.                2,072,202
    35,386 Broadcom Corp., Class A                1,595,555
     7,798 Cree, Inc. (b)                           393,721
   138,245 Cypress Semiconductor Corp. (b)        2,993,004
   131,640 Fairchild Semiconductor
              International, Inc. (b)             2,343,192
   122,139 Intel Corp.                            2,621,103
    69,210 International Rectifier Corp. (b)      2,216,796
    67,286 Intersil Corp., Class A                1,017,364
    13,297 KLA-Tencor Corp.                         586,132
    39,686 Lam Research Corp. (b)                 1,979,935
    14,852 Linear Technology Corp.                  516,701
    85,762 LSI Corp. (b)                            530,867
    65,248 Maxim Integrated Products, Inc.        1,684,703
    15,015 Microchip Technology, Inc.               547,597
   320,275 Micron Technology, Inc. (b)            3,375,698
    37,333 National Semiconductor Corp.             565,968
    63,577 Novellus Systems, Inc. (b)             2,293,222
    66,718 NVIDIA Corp. (b)                       1,595,895
   207,983 ON Semiconductor Corp. (b)             2,298,212
    59,806 PMC-Sierra, Inc. (b)                     467,683
    89,715 Skyworks Solutions, Inc. (b)           2,850,246
   182,946 Teradyne, Inc. (b)                     3,051,539
    47,420 Texas Instruments, Inc.                1,608,012
    27,789 Varian Semiconductor Equipment
              Associates, Inc. (b)                1,235,221
                                               ------------
                                                 50,403,741
                                               ------------

           Software -- 17.0%
     9,867 ANSYS, Inc. (b)                          517,524
    40,346 Autodesk, Inc. (b)                     1,641,275
    21,021 CA, Inc.                                 500,300
    62,192 Cadence Design Systems, Inc. (b)         539,827
    15,017 Citrix Systems, Inc. (b)                 948,774
    88,041 Compuware Corp. (b)                      943,800
    35,002 Informatica Corp. (b)                  1,624,093
    20,840 Intuit, Inc. (b)                         978,021
    11,714 MICROS Systems, Inc. (b)                 535,798
    36,800 Microsoft Corp.                        1,020,280
   433,885 Novell, Inc. (b)                       2,611,988
    28,255 Nuance Communications, Inc. (b)          574,424
    49,239 Oracle Corp.                           1,577,125
    22,509 Red Hat, Inc. (b)                        930,072
    33,138 Rovi Corp. (b)                         2,046,603
    11,674 Salesforce.com, Inc. (b)               1,507,580
    20,020 Solera Holdings, Inc.                  1,047,647
    61,375 Symantec Corp. (b)                     1,080,814
    57,272 Synopsys, Inc. (b)                     1,553,789
    11,554 VMware, Inc., Class A (b)                988,098
                                               ------------
                                                 23,167,832
                                               ------------


Page 52               See Notes to Financial Statements

First Trust Technology AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Total Common Stocks -- 100.0%       $136,606,665
           (Cost $120,282,565)

           Money Market Fund -- 0.1%
    74,413 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              74,413
           (Cost $74,413)                      ------------

           Total Investments -- 100.1%          136,681,078
           (Cost $120,356,978) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                (112,440)
                                               ------------
           Net Assets -- 100.0%                $136,568,638
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,240,056 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $915,956.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $136,606,665   $      --     $     --
Money Market Fund           74,413          --           --
                      -------------------------------------
Total Investments     $136,681,078   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 53

First Trust Utilities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 99.9%
           Diversified Telecommunication
              Services -- 5.8%
    49,771 AT&T, Inc.                          $  1,369,698
    23,036 CenturyLink, Inc.                        996,077
    27,327 Frontier Communications Corp.            250,588
                                               ------------
                                                  2,616,363
                                               ------------

           Electric Utilities -- 34.3%
    60,324 Allegheny Energy, Inc.                 1,555,153
    29,559 American Electric Power Co., Inc.      1,054,665
    20,681 DPL, Inc.                                541,429
    29,855 Duke Energy Corp.                        533,807
    37,884 Edison International                   1,374,432
    15,013 Entergy Corp.                          1,083,488
    21,073 Exelon Corp.                             895,813
    28,727 FirstEnergy Corp.                      1,123,800
    75,415 Great Plains Energy, Inc.              1,484,167
    20,456 NextEra Energy, Inc.                   1,093,578
     8,338 Northeast Utilities                      274,487
    75,692 NV Energy, Inc.                        1,087,694
    29,138 Pepco Holdings, Inc.                     541,093
    21,165 Pinnacle West Capital Corp.              861,627
    10,103 PPL Corp.                                260,556
    12,231 Progress Energy, Inc.                    549,417
    42,271 Westar Energy, Inc.                    1,077,910
                                               ------------
                                                 15,393,116
                                               ------------

           Gas Utilities -- 7.6%
    14,833 AGL Resources, Inc.                      544,371
    28,123 Atmos Energy Corp.                       916,810
    30,302 Energen Corp.                          1,693,882
     8,420 UGI Corp.                                263,967
                                               ------------
                                                  3,419,030
                                               ------------

           Independent Power Producers &
              Energy Traders -- 11.0%
    21,829 AES (The) Corp. (b)                      270,680
    47,741 Constellation Energy Group, Inc.       1,539,647
   383,804 GenOn Energy, Inc. (b)                 1,588,949
    74,835 NRG Energy, Inc. (b)                   1,552,826
                                               ------------
                                                  4,952,102
                                               ------------

           Multi-Utilities -- 27.0%
    23,860 Alliant Energy Corp.                     886,638
    18,863 Ameren Corp.                             535,143
    16,912 CenterPoint Energy, Inc.                 273,129
    47,170 CMS Energy Corp.                         919,815
    10,725 Consolidated Edison, Inc.                535,285
    24,896 Dominion Resources, Inc.               1,083,972
    23,467 DTE Energy Co.                         1,085,583
     5,479 Integrys Energy Group, Inc.              260,746
    43,286 MDU Resources Group, Inc.                918,962
    60,357 NiSource, Inc.                         1,123,847
     5,837 OGE Energy Corp.                         267,860
     5,558 PG&E Corp.                               257,224
    33,433 Public Service Enterprise Group,
              Inc.                                1,084,232

Shares     Description                         Value
-----------------------------------------------------------
           Multi-Utilities (Continued)
    13,096 SCANA Corp.                         $    553,568
     5,068 Sempra Energy                            263,891
    14,937 TECO Energy, Inc.                        274,990
    34,568 Vectren Corp.                            915,706
    37,256 Xcel Energy, Inc.                        878,124
                                               ------------
                                                 12,118,715
                                               ------------

           Oil, Gas & Consumable Fuels -- 2.2%
    36,452 Southern Union Co.                       973,997
                                               ------------

           Water Utilities -- 1.2%
    21,027 American Water Works Co., Inc.           536,188
                                               ------------

           Wireless Telecommunication
              Services -- 10.8%
   115,776 MetroPCS Communications, Inc. (b)      1,496,984
    11,908 NII Holdings, Inc. (b)                   499,898
   125,708 Sprint Nextel Corp. (b)                  568,200
    40,008 Telephone and Data Systems, Inc.       1,430,286
    17,566 United States Cellular Corp. (b)         856,167
                                               ------------
                                                  4,851,535
                                               ------------
           Total Common Stocks -- 99.9%          44,861,046
           (Cost $42,595,043)

           Money Market Fund -- 0.1%
    64,285 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              64,285
           (Cost $64,285)                      ------------

           Total Investments -- 100.0%           44,925,331
           (Cost $42,659,328) (d)
           Net Other Assets and
              Liabilities -- 0.0%                     9,776
                                               ------------
           Net Assets -- 100.0%                $ 44,935,107
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,525,950 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $259,947.


Page 54               See Notes to Financial Statements

First Trust Utilities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $44,861,046   $      --     $     --
Money Market Fund           64,285          --           --
                       ------------------------------------
Total Investments      $44,925,331   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 55

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Aerospace & Defense -- 2.4%
     7,651 General Dynamics Corp.              $    576,885
     3,085 Goodrich Corp.                           279,563
     7,658 Honeywell International, Inc.            428,925
     2,598 ITT Corp.                                153,074
     9,630 L-3 Communications Holdings, Inc.        753,547
     1,948 Lockheed Martin Corp.                    155,061
    10,469 Northrop Grumman Corp.                   725,502
    14,644 Raytheon Co.                             732,053
                                               ------------
                                                  3,804,610
                                               ------------

           Air Freight & Logistics -- 1.2%
     8,458 C.H. Robinson Worldwide, Inc.            652,027
    12,428 Expeditors International of
              Washington, Inc.                      629,727
     4,371 FedEx Corp.                              394,789
     3,744 United Parcel Service, Inc., Class B     268,145
                                               ------------
                                                  1,944,688
                                               ------------

           Airlines -- 0.2%
    20,909 Southwest Airlines Co.                   247,772
                                               ------------

           Auto Components -- 0.1%
     3,552 Johnson Controls, Inc.                   136,361
                                               ------------

           Automobiles -- 0.7%
    40,411 Ford Motor Co. (b)                       644,555
    11,746 Harley-Davidson, Inc.                    465,729
                                               ------------
                                                  1,110,284
                                               ------------

           Beverages -- 0.3%
    10,813 Molson Coors Brewing Co., Class B        506,805
                                               ------------

           Biotechnology -- 0.9%
     9,886 Amgen, Inc. (b)                          544,521
     4,045 Biogen Idec, Inc. (b)                    264,826
    10,993 Cephalon, Inc. (b)                       649,467
                                               ------------
                                                  1,458,814
                                               ------------

           Capital Markets -- 2.0%
    11,787 Ameriprise Financial, Inc.               726,668
     4,501 Bank of New York Mellon (The) Corp.      140,566
     5,189 Federated Investors, Inc., Class B       140,518
     1,220 Franklin Resources, Inc.                 147,193
     2,424 Goldman Sachs Group (The), Inc.          396,615
    11,286 Invesco Ltd.                             279,216
    20,933 Janus Capital Group, Inc.                270,245
     3,746 Legg Mason, Inc.                         124,105
     9,977 Morgan Stanley                           293,324
     2,923 State Street Corp.                       136,563
     6,310 T. Rowe Price Group, Inc.                415,955
                                               ------------
                                                  3,070,968
                                               ------------

           Chemicals -- 2.6%
     1,486 Air Products and Chemicals, Inc.         129,653
     4,014 CF Industries Holdings, Inc.             542,050
     3,978 Dow Chemical (The) Co.                   141,139

Shares     Description                         Value
-----------------------------------------------------------

           Chemicals (Continued)
    10,882 E.I. du Pont de Nemours & Co.       $    551,500
     8,074 Eastman Chemical Co.                     749,752
     5,097 FMC Corp.                                387,678
     7,324 International Flavors & Fragrances,
              Inc.                                  417,834
     6,454 PPG Industries, Inc.                     543,943
     1,424 Praxair, Inc.                            132,489
     3,238 Sherwin-Williams (The) Co.               274,356
     4,081 Sigma-Aldrich Corp.                      259,756
                                               ------------
                                                  4,130,150
                                               ------------

           Commercial Banks -- 0.8%
    39,508 Huntington Bancshares, Inc.              286,038
    15,332 KeyCorp                                  136,455
     1,558 M&T Bank Corp.                           134,720
     6,699 PNC Financial Services Group, Inc.       401,940
     8,759 Wells Fargo & Co.                        283,967
                                               ------------
                                                  1,243,120
                                               ------------

           Commercial Services & Supplies --
              1.3%
     9,621 Avery Dennison Corp.                     404,948
    14,558 Cintas Corp.                             408,497
    23,304 R.R. Donnelley & Sons Co.                412,947
     9,091 Republic Services, Inc.                  280,366
     3,351 Stericycle, Inc. (b)                     263,020
     7,357 Waste Management, Inc.                   278,610
                                               ------------
                                                  2,048,388
                                               ------------

           Communications Equipment -- 2.3%
    20,120 Cisco Systems, Inc. (b)                  425,538
     5,214 F5 Networks, Inc. (b)                    565,093
    14,979 Harris Corp.                             697,123
    46,861 JDS Uniphase Corp. (b)                   795,231
    14,700 Juniper Networks, Inc. (b)               545,664
   100,087 Tellabs, Inc.                            530,461
                                               ------------
                                                  3,559,110
                                               ------------

           Computers & Peripherals -- 2.2%
     1,257 Apple, Inc. (b)                          426,525
    10,012 Dell, Inc. (b)                           131,758
    11,855 EMC Corp. (b)                            295,071
    12,891 Hewlett-Packard Co.                      588,990
    19,493 Lexmark International, Inc.,
              Class A (b)                           679,136
     7,411 NetApp, Inc. (b)                         405,604
    13,614 SanDisk Corp. (b)                        617,667
     8,004 Western Digital Corp. (b)                272,296
                                               ------------
                                                  3,417,047
                                               ------------

           Construction & Engineering -- 0.7%
    10,237 Fluor Corp.                              708,298
    13,629 Quanta Services, Inc. (b)                323,416
                                               ------------
                                                  1,031,714
                                               ------------


Page 56               See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Consumer Finance -- 0.4%
    12,756 Capital One Financial Corp.         $    614,329
                                               ------------

           Containers & Packaging -- 0.9%
     7,979 Ball Corp.                               567,546
     8,312 Bemis Co., Inc.                          270,556
     4,423 Owens-Illinois, Inc. (b)                 130,434
    15,995 Sealed Air Corp.                         426,907
                                               ------------
                                                  1,395,443
                                               ------------

           Diversified Consumer Services --
              0.3%
    34,183 H&R Block, Inc.                          427,971
                                               ------------

           Diversified Financial Services --
              1.2%
       425 CME Group, Inc.                          131,138
     9,595 JPMorgan Chase & Co.                     431,199
     9,304 Leucadia National Corp.                  302,566
     5,112 Moody's Corp.                            150,140
    11,445 NASDAQ OMX Group (The), Inc. (b)         280,174
    18,104 NYSE Euronext                            575,888
                                               ------------
                                                  1,871,105
                                               ------------

           Diversified Telecommunication
              Services -- 1.6%
    23,094 AT&T, Inc.                               635,547
    11,758 CenturyLink, Inc.                        508,416
    41,842 Frontier Communications Corp.            383,691
    71,335 Qwest Communications
              International, Inc.                   508,619
     3,790 Verizon Communications, Inc.             135,000
    29,203 Windstream Corp.                         374,090
                                               ------------
                                                  2,545,363
                                               ------------

           Electric Utilities -- 4.5%
    27,989 Allegheny Energy, Inc.                   721,556
    15,088 American Electric Power Co., Inc.        538,340
    30,484 Duke Energy Corp.                        545,054
    17,577 Edison International                     637,694
     7,663 Entergy Corp.                            553,039
    13,034 Exelon Corp.                             554,075
    14,662 FirstEnergy Corp.                        573,577
    10,440 NextEra Energy, Inc.                     558,122
     8,518 Northeast Utilities                      280,413
    22,308 Pepco Holdings, Inc.                     414,260
    13,096 Pinnacle West Capital Corp.              533,138
    10,313 PPL Corp.                                265,972
    12,482 Progress Energy, Inc.                    560,692
     7,100 Southern Co.                             267,102
                                               ------------
                                                  7,003,034
                                               ------------

           Electrical Equipment -- 0.7%
     2,368 Emerson Electric Co.                     139,428
     7,567 Rockwell Automation, Inc.                613,003
     5,327 Roper Industries, Inc.                   413,854
                                               ------------
                                                  1,166,285
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Electronic Equipment, Instruments &
              Components -- 1.0%
     2,569 Amphenol Corp., Class A             $    142,168
    35,119 Corning, Inc.                            779,993
     6,757 Jabil Circuit, Inc.                      136,559
    17,917 Molex, Inc.                              468,530
                                               ------------
                                                  1,527,250
                                               ------------

           Energy Equipment & Services -- 2.8%
    11,870 Baker Hughes, Inc.                       813,214
     8,021 Cameron International Corp. (b)          427,519
     4,575 FMC Technologies, Inc. (b)               430,050
     9,973 Halliburton Co.                          448,785
    11,199 Helmerich & Payne, Inc.                  657,717
    11,566 Nabors Industries Ltd. (b)               282,210
     6,060 National Oilwell Varco, Inc.             447,834
    15,548 Rowan Cos., Inc. (b)                     532,986
     3,246 Schlumberger Ltd.                        288,862
                                               ------------
                                                  4,329,177
                                               ------------

           Food & Staples Retailing -- 1.7%
    15,617 CVS Caremark Corp.                       534,101
    18,207 Kroger (The) Co.                         389,630
     9,229 Sysco Corp.                              268,933
     6,970 Walgreen Co.                             281,867
     7,549 Wal-Mart Stores, Inc.                    423,272
    13,415 Whole Foods Market, Inc.                 693,690
                                               ------------
                                                  2,591,493
                                               ------------

           Food Products -- 2.7%
    22,554 Archer-Daniels-Midland Co.               736,839
     3,903 Campbell Soup Co.                        133,248
    12,016 ConAgra Foods, Inc.                      268,317
    61,406 Dean Foods Co. (b)                       623,271
     3,808 General Mills, Inc.                      132,442
    10,588 Hormel Foods Corp.                       523,047
     6,203 J.M. Smucker (The) Co.                   385,579
     4,310 Kraft Foods, Inc., Class A               131,757
     2,913 McCormick & Co., Inc.                    128,755
     2,185 Mead Johnson Nutrition Co.               126,664
    23,248 Sara Lee Corp.                           394,519
    39,404 Tyson Foods, Inc., Class A               648,196
                                               ------------
                                                  4,232,634
                                               ------------

           Gas Utilities -- 0.4%
     8,153 Nicor, Inc.                              411,482
     2,446 ONEOK, Inc.                              144,045
                                               ------------
                                                    555,527
                                               ------------

           Health Care Equipment & Supplies --
              1.0%
     3,975 DENTSPLY International, Inc.             141,033
    14,637 Medtronic, Inc.                          560,890
     3,913 Varian Medical Systems, Inc. (b)         264,401
    10,111 Zimmer Holdings, Inc. (b)                598,167
                                               ------------
                                                  1,564,491
                                               ------------



                      See Notes to Financial Statements                  Page 57

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Health Care Providers & Services --
              4.1%
    22,238 Aetna, Inc.                         $    732,520
     7,959 AmerisourceBergen Corp.                  285,410
     3,544 Cardinal Health, Inc.                    147,111
     3,697 CIGNA Corp.                              155,348
    25,708 Coventry Health Care, Inc. (b)           770,469
     7,534 Express Scripts, Inc. (b)                424,390
    12,400 Humana, Inc. (b)                         718,828
     1,923 McKesson Corp.                           144,552
     4,431 Medco Health Solutions, Inc. (b)         270,379
    10,063 Quest Diagnostics, Inc.                  573,088
   101,432 Tenet Healthcare Corp. (b)               674,523
    18,787 UnitedHealth Group, Inc.                 771,206
    11,940 WellPoint, Inc. (b)                      741,713
                                               ------------
                                                  6,409,537
                                               ------------

           Health Care Technology -- 0.1%
     1,434 Cerner Corp. (b)                         141,751
                                               ------------

           Hotels, Restaurants & Leisure --
              2.0%
    11,772 Carnival Corp.                           526,326
     2,918 Darden Restaurants, Inc.                 137,467
     9,796 Marriott International, Inc.,
              Class A                               386,844
    16,892 Starbucks Corp.                          532,605
     6,693 Starwood Hotels & Resorts
              Worldwide, Inc.                       394,686
    13,587 Wyndham Worldwide Corp.                  382,202
     5,226 Wynn Resorts Ltd.                        607,941
     2,768 Yum! Brands, Inc.                        129,432
                                               ------------
                                                  3,097,503
                                               ------------

           Household Durables -- 1.6%
    11,372 D.R. Horton, Inc.                        140,899
     2,248 Fortune Brands, Inc.                     138,657
    14,655 Harman International Industries,
              Inc. (b)                              634,855
    11,923 Leggett & Platt, Inc.                    268,625
    21,718 Lennar Corp., Class A                    420,460
     6,090 Stanley Black & Decker, Inc.             442,621
     6,110 Whirlpool Corp.                          522,405
                                               ------------
                                                  2,568,522
                                               ------------

           Household Products -- 0.3%
     2,140 Clorox (The) Co.                         134,585
     4,308 Kimberly-Clark Corp.                     278,857
     2,109 Procter & Gamble (The) Co.               133,141
                                               ------------
                                                    546,583
                                               ------------
           Independent Power Producers &
              Energy Traders -- 1.2%
    33,423 AES (The) Corp. (b)                      414,445
    22,158 Constellation Energy Group, Inc.         714,596
    34,727 NRG Energy, Inc. (b)                     720,585
                                               ------------
                                                  1,849,626
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Industrial Conglomerates -- 0.7%
     3,140 3M Co.                              $    276,069
    14,844 General Electric Co.                     298,958
    13,099 Tyco International Ltd.                  587,228
                                               ------------
                                                  1,162,255
                                               ------------

           Insurance -- 4.3%
    10,897 ACE Ltd.                                 671,146
     4,805 Aflac, Inc.                              276,672
     4,252 Allstate (The) Corp.                     132,407
    14,093 Assurant, Inc.                           552,868
     3,395 Berkshire Hathaway, Inc.,
              Class B (b)                           277,541
    11,384 Chubb (The) Corp.                        659,475
    12,850 Cincinnati Financial Corp.               411,714
    20,497 Hartford Financial Services Group
              (The), Inc.                           569,407
     9,761 Lincoln National Corp.                   281,507
     3,482 Loews Corp.                              139,454
     3,061 MetLife, Inc.                            140,102
     4,174 Principal Financial Group, Inc.          136,782
    13,659 Progressive (The) Corp.                  270,585
     9,242 Prudential Financial, Inc.               568,476
     6,809 Torchmark Corp.                          424,201
    12,183 Travelers (The) Cos., Inc.               685,416
    22,413 Unum Group                               558,980
                                               ------------
                                                  6,756,733
                                               ------------

           Internet & Catalog Retail -- 1.0%
     3,013 Amazon.com, Inc. (b)                     511,125
     2,319 Netflix, Inc. (b)                        496,451
     1,355 priceline.com, Inc. (b)                  580,645
                                               ------------
                                                  1,588,221
                                               ------------

           Internet Software & Services --
              0.6%
     4,877 eBay, Inc. (b)                           148,066
       228 Google, Inc., Class A (b)                136,882
    11,483 Monster Worldwide, Inc. (b)              191,192
    24,487 Yahoo!, Inc. (b)                         394,730
                                               ------------
                                                    870,870
                                               ------------

           IT Services -- 1.9%
     7,410 Cognizant Technology Solutions
              Corp., Class A (b)                    540,560
    13,677 Computer Sciences Corp.                  728,847
     4,960 Fidelity National Information
              Services, Inc.                        150,933
     2,319 Fiserv, Inc. (b)                         143,245
    34,225 SAIC, Inc. (b)                           567,108
     3,301 Teradata Corp. (b)                       141,910
    44,115 Total System Services, Inc.              768,042
                                               ------------
                                                  3,040,645
                                               ------------

           Leisure Equipment & Products --
              0.3%
     2,878 Hasbro, Inc.                             126,891
    16,006 Mattel, Inc.                             379,022
                                               ------------
                                                    505,913
                                               ------------



Page 58               See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Life Sciences Tools & Services --
              0.9%
    16,384 Agilent Technologies, Inc. (b)   $       685,343
     2,445 Life Technologies Corp. (b)              132,739
    10,516 PerkinElmer, Inc.                        268,999
     4,900 Thermo Fisher Scientific, Inc. (b)       280,623
                                               ------------
                                                  1,367,704
                                               ------------

           Machinery -- 4.2%
     5,793 Caterpillar, Inc.                        561,979
     6,174 Cummins, Inc.                            653,703
     5,756 Danaher Corp.                            265,121
     8,176 Deere & Co.                              743,198
     6,969 Dover Corp.                              446,713
     6,681 Eaton Corp.                              721,281
     1,135 Flowserve Corp.                          141,864
     5,086 Illinois Tool Works, Inc.                272,050
    11,529 Ingersoll-Rand PLC                       544,169
     9,451 PACCAR, Inc.                             533,887
     8,212 Pall Corp.                               455,027
     7,865 Parker Hannifin Corp.                    703,210
     9,592 Snap-on, Inc.                            543,195
                                               ------------
                                                  6,585,397
                                               ------------

           Media -- 3.6%
    16,048 Cablevision Systems Corp., Class A       543,225
     7,121 CBS Corp., Class B                       141,209
    12,350 Comcast Corp., Class A                   280,963
     3,404 DIRECTV, Class A (b)                     144,296
    44,968 Gannett Co., Inc.                        662,828
    38,334 Interpublic Group of Cos. (The),
              Inc. (b)                              409,790
     3,733 McGraw-Hill (The) Cos., Inc.             145,512
     7,839 Meredith Corp.                           264,174
    27,963 News Corp., Class A                      420,004
     5,921 Omnicom Group, Inc.                      265,734
     5,241 Scripps Networks Interactive,
              Class A                               243,707
     8,220 Time Warner Cable, Inc.                  557,563
    12,655 Time Warner, Inc.                        398,000
     3,428 Viacom, Inc., Class B                    142,433
     7,233 Walt Disney (The) Co.                    281,147
     1,545 Washington Post (The) Co., Class B       661,801
                                               ------------
                                                  5,562,386
                                               ------------

           Metals & Mining -- 1.6%
     7,375 Allegheny Technologies, Inc.             480,776
     8,693 Cliffs Natural Resources, Inc.           742,904
     5,652 Freeport-McMoRan Copper &
              Gold, Inc.                            614,655
    11,620 United States Steel Corp.                670,125
                                               ------------
                                                  2,508,460
                                               ------------

           Multiline Retail -- 2.2%
    22,280 Big Lots, Inc. (b)                       708,281
    10,914 Family Dollar Stores, Inc.               463,627
     8,405 J. C. Penney Co., Inc.                   269,548
     9,989 Kohl's Corp. (b)                         507,242

Shares     Description                         Value
-----------------------------------------------------------

           Multiline Retail (Continued)
    21,455 Macy's, Inc.                        $    496,683
     9,613 Nordstrom, Inc.                          395,863
     5,524 Sears Holdings Corp. (b)                 416,344
     4,518 Target Corp.                             247,722
                                               ------------
                                                  3,505,310
                                               ------------

           Multi-Utilities -- 4.5%
    14,440 Ameren Corp.                             409,663
    17,272 CenterPoint Energy, Inc.                 278,943
    29,185 CMS Energy Corp.                         569,108
     8,213 Consolidated Edison, Inc.                409,911
    12,704 Dominion Resources, Inc.                 553,132
    14,974 DTE Energy Co.                           692,697
     8,398 Integrys Energy Group, Inc.              399,661
    30,814 NiSource, Inc.                           573,757
     8,515 PG&E Corp.                               394,074
    21,328 Public Service Enterprise Group,
              Inc.                                  691,667
    10,023 SCANA Corp.                              423,672
     7,759 Sempra Energy                            404,011
    22,871 TECO Energy, Inc.                        421,055
     4,618 Wisconsin Energy Corp.                   278,419
    23,055 Xcel Energy, Inc.                        543,406
                                               ------------
                                                  7,043,176
                                               ------------

           Office Electronics -- 0.2%
    23,556 Xerox Corp.                              250,165
                                               ------------

           Oil, Gas & Consumable Fuels -- 8.4%
     7,124 Anadarko Petroleum Corp.                 549,118
     5,687 Apache Corp.                             678,800
     3,581 Cabot Oil & Gas Corp.                    149,077
    20,954 Chesapeake Energy Corp.                  618,772
     7,436 Chevron Corp.                            705,899
     9,967 ConocoPhillips                           712,242
     5,566 CONSOL Energy, Inc.                      276,630
    21,324 Denbury Resources, Inc. (b)              433,943
     8,644 Devon Energy Corp.                       766,636
    19,729 El Paso Corp.                            313,297
     1,479 EOG Resources, Inc.                      157,351
     7,425 Exxon Mobil Corp.                        599,049
     8,867 Hess Corp.                               745,892
    18,323 Marathon Oil Corp.                       837,361
     7,583 Massey Energy Co.                        476,667
     9,102 Murphy Oil Corp.                         603,463
     9,413 Newfield Exploration Co. (b)             688,749
     3,147 Noble Energy, Inc.                       286,692
     4,145 Occidental Petroleum Corp.               400,739
     8,482 Peabody Energy Corp.                     537,928
     7,810 Pioneer Natural Resources Co.            743,200
    14,954 QEP Resources, Inc.                      607,731
     5,431 Spectra Energy Corp.                     142,455
     6,738 Sunoco, Inc.                             286,028
     7,320 Tesoro Corp. (b)                         140,910
    23,485 Valero Energy Corp.                      595,580
                                               ------------
                                                 13,054,209
                                               ------------



                      See Notes to Financial Statements                  Page 59

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Paper & Forest Products -- 0.3%
     9,967 International Paper Co.             $    287,847
     5,191 MeadWestvaco Corp.                       148,618
                                               ------------
                                                    436,465
                                               ------------

           Personal Products -- 0.4%
     8,412 Estee Lauder (The) Cos., Inc.,
              Class A                               677,166
                                               ------------

           Pharmaceuticals -- 1.7%
    10,245 Bristol-Myers Squibb Co.                 257,969
    12,735 Forest Laboratories, Inc. (b)            410,831
     6,578 Johnson & Johnson                        393,167
    15,066 Merck & Co., Inc.                        499,739
    12,849 Mylan, Inc. (b)                          297,583
    15,505 Pfizer, Inc.                             282,501
    10,514 Watson Pharmaceuticals, Inc. (b)         573,224
                                               ------------
                                                  2,715,014
                                               ------------

           Professional Services -- 0.3%
     7,628 Equifax, Inc.                            272,472
     4,435 Robert Half International, Inc.          139,082
                                               ------------
                                                    411,554
                                               ------------

           Real Estate Investment Trusts --
              1.0%
    10,509 Apartment Investment &
              Management Co., Class A               268,610
    15,190 Host Hotels & Resorts, Inc.              281,167
    15,051 Kimco Realty Corp.                       272,273
    28,674 Weyerhaeuser Co.                         664,663
                                               ------------
                                                  1,486,713
                                               ------------

           Real Estate Management &
              Development -- 0.5%
    33,128 CB Richard Ellis Group, Inc.,
              Class A (b)                           735,110
                                               ------------

           Road & Rail -- 0.8%
     4,203 CSX Corp.                                296,732
     4,322 Norfolk Southern Corp.                   264,463
     7,739 Ryder System, Inc.                       372,091
     2,924 Union Pacific Corp.                      276,698
                                               ------------
                                                  1,209,984
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 4.5%
    33,181 Advanced Micro Devices, Inc. (b)         259,807
    15,254 Altera Corp.                             573,093
    10,802 Analog Devices, Inc.                     419,442
    19,317 Applied Materials, Inc.                  303,084
    12,460 Broadcom Corp., Class A                  561,821
    32,269 Intel Corp.                              692,493
     7,020 KLA-Tencor Corp.                         309,442
     3,918 Linear Technology Corp.                  136,307
    67,966 LSI Corp. (b)                            420,710
     3,971 Microchip Technology, Inc.               144,822
    16,919 Micron Technology, Inc. (b)              178,326

Shares     Description                         Value
-----------------------------------------------------------

           Semiconductors & Semiconductor
              Equipment (Continued)
    19,729 National Semiconductor Corp.        $    299,092
    16,791 Novellus Systems, Inc. (b)               605,651
    26,434 NVIDIA Corp. (b)                         632,301
    48,327 Teradyne, Inc. (b)                       806,094
    16,700 Texas Instruments, Inc.                  566,297
     4,680 Xilinx, Inc.                             150,696
                                               ------------
                                                  7,059,478
                                               ------------

           Software -- 2.5%
    10,657 Autodesk, Inc. (b)                       433,527
     2,880 BMC Software, Inc. (b)                   137,376
     5,552 CA, Inc.                                 132,138
     3,971 Citrix Systems, Inc. (b)                 250,888
    34,886 Compuware Corp. (b)                      373,978
     8,252 Intuit, Inc. (b)                         387,266
     2,925 McAfee, Inc. (b)                         140,107
   114,626 Novell, Inc. (b)                         690,048
    13,004 Oracle Corp.                             416,518
     8,913 Red Hat, Inc. (b)                        368,285
     4,112 Salesforce.com, Inc. (b)                 531,024
                                               ------------
                                                  3,861,155
                                               ------------

           Specialty Retail -- 4.8%
    11,773 Abercrombie & Fitch Co., Class A         593,477
     2,483 AutoZone, Inc. (b)                       629,515
     8,288 Bed Bath & Beyond, Inc. (b)              397,824
    15,836 Best Buy Co., Inc.                       538,424
    21,287 CarMax, Inc. (b)                         695,021
    29,653 GameStop Corp., Class A (b)              624,789
    24,519 Gap (The), Inc.                          472,481
     3,872 Home Depot (The), Inc.                   142,373
    22,081 Limited Brands, Inc.                     645,648
    16,229 Lowe's Cos., Inc.                        402,479
     6,742 O'Reilly Automotive, Inc. (b)            383,148
    36,702 RadioShack Corp.                         556,035
     8,578 Ross Stores, Inc.                        559,286
     5,964 Staples, Inc.                            133,057
    10,894 Tiffany & Co.                            633,268
     3,064 TJX (The) Cos., Inc.                     145,203
                                               ------------
                                                  7,552,028
                                               ------------

           Textiles, Apparel & Luxury Goods --
              1.0%
    12,274 Coach, Inc.                              663,900
     1,584 NIKE, Inc., Class B                      130,648
     4,893 Polo Ralph Lauren Corp.                  524,432
     3,144 VF Corp.                                 260,072
                                               ------------
                                                  1,579,052
                                               ------------

           Thrifts & Mortgage Finance -- 0.1%
    10,652 Hudson City Bancorp, Inc.                116,959
                                               ------------

           Tobacco -- 0.2%
     1,655 Lorillard, Inc.                          124,522
     2,320 Philip Morris International, Inc.        132,797
                                               ------------
                                                    257,319
                                               ------------



Page 60               See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Trading Companies & Distributors --
              0.5%
     2,259 Fastenal Co.                        $    131,158
     4,909 W.W. Grainger, Inc.                      645,386
                                               ------------
                                                    776,544
                                               ------------

           Wireless Telecommunication
              Services -- 0.8%
    53,727 MetroPCS Communications, Inc. (b)        694,690
   128,329 Sprint Nextel Corp. (b)                  580,047
                                               ------------
                                                  1,274,737
                                               ------------
           Total Common Stocks -- 100.0%        156,098,177
           (Cost $144,274,750)

           Money Market Fund -- 0.0%
    69,597 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              69,597
           (Cost $69,597)                      ------------

           Total Investments -- 100.0%          156,167,774
           (Cost $144,344,347) (d)
           Net Other Assets and
              Liabilities -- 0.0%                   (35,892)
                                               ------------
           Net Assets -- 100.0%                $156,131,882
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,976,145 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,152,718.

------------------

Valuation Inputs A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $156,098,177   $      --     $     --
Money Market Fund           69,597          --           --
                      -------------------------------------
Total Investments     $156,167,774   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 61

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 99.9%
           Aerospace & Defense -- 0.8%
     9,913 Alliant Techsystems, Inc. (b)       $    751,009
    14,944 BE Aerospace, Inc. (b)                   578,183
                                               ------------
                                                  1,329,192
                                               ------------

           Airlines -- 1.0%
    24,960 AirTran Holdings, Inc. (b)               184,454
    13,015 Alaska Air Group, Inc. (b)               771,009
   111,622 JetBlue Airways Corp. (b)                669,732
                                               ------------
                                                  1,625,195
                                               ------------

           Auto Components -- 1.1%
    12,746 BorgWarner, Inc. (b)                     859,080
    31,200 Gentex Corp.                           1,000,584
                                               ------------
                                                  1,859,664
                                               ------------

           Automobiles -- 0.2%
    10,863 Thor Industries, Inc.                    403,669
                                               ------------

           Beverages -- 0.2%
     7,056 Hansen Natural Corp. (b)                 399,652
                                               ------------

           Biotechnology -- 0.2%
     5,835 United Therapeutics Corp. (b)            396,663
                                               ------------

           Building Products -- 0.1%
     3,901 Lennox International, Inc.               191,695
                                               ------------

           Capital Markets -- 1.2%
     7,436 Affiliated Managers Group, Inc. (b)      757,208
    13,853 Jefferies Group, Inc.                    346,463
     7,753 SEI Investments Co.                      179,482
    20,907 Waddell & Reed Financial, Inc.,
              Class A                               755,161
                                               ------------
                                                  2,038,314
                                               ------------

           Chemicals -- 3.8%
    13,227 Albemarle Corp.                          742,828
    18,134 Ashland, Inc.                          1,052,860
    14,698 Cabot Corp.                              635,689
    10,429 Cytec Industries, Inc.                   568,798
    14,839 Intrepid Potash, Inc. (b)                536,281
     3,452 Lubrizol (The) Corp.                     370,952
     8,460 Minerals Technologies, Inc.              533,149
     2,990 NewMarket Corp.                          379,311
    17,978 Olin Corp.                               350,032
     8,346 RPM International, Inc.                  195,547
     3,633 Scotts Miracle-Gro (The) Co.,
              Class A                               187,717
    10,044 Sensient Technologies Corp.              340,592
    10,699 Valspar (The) Corp.                      399,822
                                               ------------
                                                  6,293,578
                                               ------------

           Commercial Banks -- 1.7%
    28,305 East West Bancorp, Inc.                  614,502
    17,839 Fulton Financial Corp.                   184,099
    27,627 International Bancshares Corp.           524,084
     4,696 Prosperity Bancshares, Inc.              189,953
    10,431 SVB Financial Group (b)                  547,315

Shares     Description                         Value
-----------------------------------------------------------

           Commercial Banks (Continued)
    24,910 TCF Financial Corp.                 $    372,155
     7,426 Trustmark Corp.                          178,150
     9,363 Webster Financial Corp.                  214,225
                                               ------------
                                                  2,824,483
                                               ------------

           Commercial Services & Supplies --
              2.6%
    34,311 Brink's (The) Co.                        926,397
    10,969 Clean Harbors, Inc. (b)                  987,649
    14,721 Corrections Corp. of America (b)         365,228
    24,038 Deluxe Corp.                             587,729
    21,872 Herman Miller, Inc.                      527,771
    37,358 Rollins, Inc.                            709,429
     6,700 Waste Connections, Inc.                  194,099
                                               ------------
                                                  4,298,302
                                               ------------

           Communications Equipment -- 2.1%
    10,188 ADTRAN, Inc.                             419,032
    43,814 Ciena Corp. (b)                          965,222
     9,912 Plantronics, Inc.                        350,885
    18,928 Polycom, Inc. (b)                        829,993
    26,223 Riverbed Technology, Inc. (b)            940,619
                                               ------------
                                                  3,505,751
                                               ------------

           Computers & Peripherals -- 0.1%
     5,755 Diebold, Inc.                            176,448
                                               ------------

           Construction & Engineering -- 1.3%
    19,784 Aecom Technology Corp. (b)               579,078
     6,725 Granite Construction, Inc.               173,774
    12,107 KBR, Inc.                                388,635
    22,165 URS Corp. (b)                            985,234
                                               ------------
                                                  2,126,721
                                               ------------

           Containers & Packaging -- 2.5%
    11,633 AptarGroup, Inc.                         559,082
     8,940 Greif, Inc., Class A                     563,667
    28,553 Packaging Corp. of America               806,622
    17,095 Rock-Tenn Co., Class A                 1,141,091
     5,151 Silgan Holdings, Inc.                    192,287
    16,435 Sonoco Products Co.                      584,264
    17,369 Temple-Inland, Inc.                      416,683
                                               ------------
                                                  4,263,696
                                               ------------

           Distributors -- 0.1%
     8,119 LKQ Corp. (b)                            196,155
                                               ------------

           Diversified Consumer Services --
              2.2%
    44,490 Career Education Corp. (b)               998,356
    15,819 Matthews International Corp.,
              Class A                               560,625
    55,559 Regis Corp.                              931,169
    44,716 Service Corp. International              387,688
    20,495 Sotheby's                                825,948
                                               ------------
                                                  3,703,786
                                               ------------



Page 62               See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Diversified Financial Services --
              0.2%
     9,469 MSCI, Inc., Class A (b)             $    324,124
                                               ------------

           Electric Utilities -- 3.7%
    29,983 Cleco Corp.                              937,269
    21,523 DPL, Inc.                                563,472
    47,564 Great Plains Energy, Inc.                936,059
    16,187 Hawaiian Electric Industries, Inc.       403,056
    19,952 IDACORP, Inc.                            745,606
    65,642 NV Energy, Inc.                          943,276
    56,668 PNM Resources, Inc.                      738,384
    36,656 Westar Energy, Inc.                      934,728
                                               ------------
                                                  6,201,850
                                               ------------

           Electrical Equipment -- 2.2%
    12,794 Acuity Brands, Inc.                      706,229
    18,798 AMETEK, Inc.                             766,583
     9,203 Hubbell, Inc., Class B                   563,592
     8,289 Regal-Beloit Corp.                       553,208
    11,457 Thomas & Betts Corp. (b)                 588,775
    14,733 Woodward Governor Co.                    496,870
                                               ------------
                                                  3,675,257
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 3.3%
    21,542 Arrow Electronics, Inc. (b)              814,288
    22,338 Avnet, Inc. (b)                          795,680
    48,312 Ingram Micro, Inc., Class A (b)          953,679
     6,653 Itron, Inc. (b)                          386,007
     4,901 National Instruments Corp.               207,361
    20,951 Tech Data Corp. (b)                      982,811
     9,239 Trimble Navigation Ltd. (b)              425,733
    62,825 Vishay Intertechnology, Inc. (b)       1,036,612
                                               ------------
                                                  5,602,171
                                               ------------

           Energy Equipment & Services -- 3.5%
     9,872 Atwood Oceanics, Inc. (b)                399,026
     7,120 Dril-Quip, Inc. (b)                      549,094
    30,807 Exterran Holdings, Inc. (b)              764,322
    30,388 Helix Energy Solutions Group,
              Inc. (b)                              376,811
     7,515 Oceaneering International, Inc. (b)      580,383
    17,119 Patterson-UTI Energy, Inc.               399,558
     5,590 Pride International, Inc. (b)            181,675
    15,815 Superior Energy Services, Inc. (b)       555,423
    17,130 Tidewater, Inc.                        1,019,064
    19,842 Unit Corp. (b)                         1,015,910
                                               ------------
                                                  5,841,266
                                               ------------

           Food & Staples Retailing -- 0.6%
     7,702 BJ's Wholesale Club, Inc. (b)            338,426
    20,028 Ruddick Corp.                            674,944
                                               ------------
                                                  1,013,370
                                               ------------

Shares     Description                         Value
-----------------------------------------------------------

           Food Products -- 1.9%
    20,049 Corn Products International, Inc.   $    924,860
    13,709 Flowers Foods, Inc.                      345,878
     5,613 Green Mountain Coffee Roasters,
              Inc. (b)                              188,485
     6,449 Lancaster Colony Corp.                   358,371
     8,512 Ralcorp Holdings, Inc. (b)               520,934
    44,706 Smithfield Foods, Inc. (b)               890,097
                                               ------------
                                                  3,228,625
                                               ------------

           Gas Utilities -- 2.4%
    20,581 AGL Resources, Inc.                      755,323
    23,648 Atmos Energy Corp.                       770,925
    19,111 Energen Corp.                          1,068,305
     2,811 National Fuel Gas Co.                    192,104
    21,190 Questar Corp.                            369,341
    17,523 UGI Corp.                                549,346
    10,313 WGL Holdings, Inc.                       371,887
                                               ------------
                                                  4,077,231
                                               ------------

           Health Care Equipment & Supplies --
              1.9%
     9,808 Beckman Coulter, Inc.                    706,274
     6,845 Edwards Lifesciences Corp. (b)           576,965
     6,322 Gen-Probe, Inc. (b)                      397,591
     9,370 Hill-Rom Holdings, Inc.                  379,204
     9,801 Hologic, Inc. (b)                        195,236
    18,604 Immucor, Inc. (b)                        367,801
    10,284 Teleflex, Inc.                           589,479
                                               ------------
                                                  3,212,550
                                               ------------

           Health Care Providers & Services --
              2.7%
    14,808 Community Health Systems, Inc. (b)       520,057
    77,340 Health Management Associates, Inc.,
              Class A (b)                           703,794
     3,005 Henry Schein, Inc. (b)                   197,308
    50,205 Kindred Healthcare, Inc. (b)             939,335
    25,096 LifePoint Hospitals, Inc. (b)            883,379
     2,741 MEDNAX, Inc. (b)                         181,317
    12,535 Owens & Minor, Inc.                      370,159
     8,496 Universal Health Services, Inc.,
              Class B                               357,682
    15,840 VCA Antech, Inc. (b)                     363,053
                                               ------------
                                                  4,516,084
                                               ------------

           Hotels, Restaurants & Leisure --
              3.2%
    27,982 Bob Evans Farms, Inc.                    880,873
    69,606 Boyd Gaming Corp. (b)                    754,529
    17,668 Brinker International, Inc.              415,728
    18,048 Cheesecake Factory (The), Inc. (b)       532,597
     3,469 Chipotle Mexican Grill, Inc. (b)         759,434
    21,145 International Speedway Corp.,
              Class A                               611,725
     9,000 Life Time Fitness, Inc. (b)              358,920
     5,467 Panera Bread Co., Class A (b)            522,427
    18,520 Scientific Games Corp., Class A (b)      191,126


                      See Notes to Financial Statements                  Page 63

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Hotels, Restaurants & Leisure
              (Continued)
    79,851 Wendy's/Arby's Group, Inc., Class A $    385,680
                                               ------------
                                                  5,413,039
                                               ------------

           Household Durables -- 1.2%
    41,619 American Greetings Corp., Class A        904,381
    12,823 M.D.C. Holdings, Inc.                    396,359
     9,749 Mohawk Industries, Inc. (b)              541,557
       267 NVR, Inc. (b)                            204,255
                                               ------------
                                                  2,046,552
                                               ------------

           Household Products -- 0.3%
     2,672 Church & Dwight Co., Inc.                183,860
     5,060 Energizer Holdings, Inc. (b)             368,065
                                               ------------
                                                    551,925
                                               ------------

           Industrial Conglomerates -- 0.2%
     9,283 Carlisle Cos., Inc.                      350,062
                                               ------------

           Insurance -- 6.1%
    28,562 American Financial Group, Inc.           929,122
     6,343 Arthur J. Gallagher & Co.                188,260
     7,705 Brown & Brown, Inc.                      190,776
     8,699 Everest Re Group Ltd.                    733,152
    67,418 Fidelity National Financial, Inc.,
              Class A                               906,772
    49,386 First American Financial Corp.           765,977
     7,896 Hanover Insurance Group, Inc.            373,481
    25,495 HCC Insurance Holdings, Inc.             771,988
    17,155 Mercury General Corp.                    728,230
    27,696 Protective Life Corp.                    763,578
    13,737 Reinsurance Group of America, Inc.       790,702
    16,345 StanCorp Financial Group, Inc.           729,150
    14,293 Transatlantic Holdings, Inc.             735,375
    30,066 Unitrin, Inc.                            809,076
    26,947 W. R. Berkley Corp.                      761,253
                                               ------------
                                                 10,176,892
                                               ------------

           Internet Software & Services --
              0.8%
    23,490 Rackspace Hosting, Inc. (b)              787,150
    34,521 ValueClick, Inc. (b)                     483,639
                                               ------------
                                                  1,270,789
                                               ------------

           IT Services -- 2.7%
    32,266 Acxiom Corp. (b)                         555,943
     2,597 Alliance Data Systems Corp. (b)          183,712
     8,411 Broadridge Financial Solutions, Inc.     192,528
    70,028 Convergys Corp. (b)                      997,199
    16,636 DST Systems, Inc.                        791,208
    16,668 Gartner, Inc. (b)                        590,380
    12,656 Jack Henry & Associates, Inc.            374,111
    22,315 ManTech International Corp.,
              Class A (b)                           897,175
                                               ------------
                                                  4,582,256
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Leisure Equipment & Products --
              0.6%
    34,413 Eastman Kodak Co. (b)               $    125,952
    11,821 Polaris Industries, Inc.                 909,271
                                               ------------
                                                  1,035,223
                                               ------------

           Life Sciences Tools & Services --
              0.6%
     3,552 Bio-Rad Laboratories, Inc.,
              Class A (b)                           386,742
     3,660 Mettler-Toledo International,
              Inc. (b)                              546,035
                                               ------------
                                                    932,777
                                               ------------

           Machinery -- 6.5%
    18,205 AGCO Corp. (b)                           922,994
    10,316 Bucyrus International, Inc.              936,280
     4,491 Crane Co.                                199,445
    12,660 Donaldson Co., Inc.                      741,876
    18,703 Graco, Inc.                              794,503
    26,053 Harsco Corp.                             840,730
     4,715 IDEX Corp.                               186,997
     6,379 Joy Global, Inc.                         556,121
    23,372 Kennametal, Inc.                         948,903
     5,652 Lincoln Electric Holdings, Inc.          382,753
    10,038 Nordson Corp.                            926,608
    26,171 Oshkosh Corp. (b)                        992,143
     5,052 Pentair, Inc.                            182,731
     5,160 SPX Corp.                                404,441
    19,323 Timken (The) Co.                         908,567
    20,795 Trinity Industries, Inc.                 579,973
     2,079 Valmont Industries, Inc.                 193,222
     3,488 Wabtec Corp.                             189,050
                                               ------------
                                                 10,887,337
                                               ------------

           Marine -- 0.4%
     4,608 Alexander & Baldwin, Inc.                184,873
     8,375 Kirby Corp. (b)                          391,447
                                               ------------
                                                    576,320
                                               ------------

           Media -- 1.5%
    43,333 Harte-Hanks, Inc.                        540,363
     4,077 John Wiley & Sons, Inc., Class A         187,338
     9,260 Lamar Advertising Co., Class A (b)       341,139
    56,466 New York Times (The) Co.,
              Class A (b)                           570,871
    31,221 Scholastic Corp.                         928,200
                                               ------------
                                                  2,567,911
                                               ------------

           Metals & Mining -- 1.0%
    13,752 Carpenter Technology Corp.               565,895
     2,066 Compass Minerals International, Inc.     189,804
    10,829 Reliance Steel & Aluminum Co.            566,248
    10,080 Steel Dynamics, Inc.                     183,456
    10,025 Worthington Industries, Inc.             190,475
                                               ------------
                                                  1,695,878
                                               ------------

           Multiline Retail -- 0.9%
    46,287 99 Cents Only Stores (b)                 689,676
    13,157 Dollar Tree, Inc. (b)                    665,481


Page 64               See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Multiline Retail (Continued)
    17,239 Saks, Inc. (b)                      $    202,041
                                               ------------
                                                  1,557,198
                                               ------------

           Multi-Utilities -- 2.3%
    20,066 Alliant Energy Corp.                     745,653
    24,594 Black Hills Corp.                        762,660
    36,400 MDU Resources Group, Inc.                772,772
     4,372 NSTAR                                    189,657
    12,151 OGE Energy Corp.                         557,609
    29,071 Vectren Corp.                            770,091
                                               ------------
                                                  3,798,442
                                               ------------

           Office Electronics -- 0.3%
    14,566 Zebra Technologies Corp.,
              Class A (b)                           566,617
                                               ------------

           Oil, Gas & Consumable Fuels -- 4.1%
    26,306 Arch Coal, Inc.                          900,981
     8,969 Bill Barrett Corp. (b)                   367,550
     8,334 Cimarex Energy Co.                       867,819
    22,531 Comstock Resources, Inc. (b)             624,109
     9,716 Forest Oil Corp. (b)                     376,981
     5,208 Overseas Shipholding Group, Inc.         173,114
    38,091 Patriot Coal Corp. (b)                   996,841
    22,956 Plains Exploration & Production
              Co. (b)                               812,642
    12,514 Quicksilver Resources, Inc. (b)          187,835
    12,520 SM Energy Co.                            778,243
    30,653 Southern Union Co.                       819,048
                                               ------------
                                                  6,905,163
                                               ------------

           Personal Products -- 0.1%
     4,980 Alberto-Culver Co.                       185,505
                                               ------------

           Pharmaceuticals -- 0.3%
    15,496 Endo Pharmaceuticals Holdings,
              Inc. (b)                              514,777
                                               ------------

           Professional Services -- 1.2%
     9,824 Corporate Executive Board (The) Co.      381,761
     9,896 FTI Consulting, Inc. (b)                 360,907
    80,198 Navigant Consulting, Inc. (b)            817,218
     7,086 Towers Watson & Co., Class A             386,399
                                               ------------
                                                  1,946,285
                                               ------------

           Real Estate Investment Trusts --
              0.5%
     5,817 AMB Property Corp.                       195,161
     8,006 Hospitality Properties Trust             199,109
     7,024 Rayonier, Inc.                           415,891
                                               ------------
                                                    810,161
                                               ------------

           Real Estate Management &
              Development -- 0.1%
     2,198 Jones Lang LaSalle, Inc.                 194,831
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Road & Rail -- 1.2%
    13,560 J.B. Hunt Transport Services, Inc.  $    555,960
    15,416 Kansas City Southern (b)                 770,492
    24,485 Werner Enterprises, Inc.                 603,555
                                               ------------
                                                  1,930,007
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 3.9%
    74,860 Atmel Corp. (b)                        1,013,604
     2,799 Cree, Inc. (b)                           141,321
    59,082 Fairchild Semiconductor
              International, Inc. (b)             1,051,660
    27,696 Integrated Device Technology,
              Inc. (b)                              176,700
    31,063 International Rectifier Corp. (b)        994,948
    14,249 Lam Research Corp. (b)                   710,883
   125,480 RF Micro Devices, Inc. (b)               843,226
    24,442 Semtech Corp. (b)                        533,691
    32,214 Skyworks Solutions, Inc. (b)           1,023,439
                                               ------------
                                                  6,489,472
                                               ------------

           Software -- 3.9%
    20,594 ACI Worldwide, Inc. (b)                  545,535
     6,369 Advent Software, Inc. (b)                188,268
     3,542 ANSYS, Inc. (b)                          185,778
    44,662 Cadence Design Systems, Inc. (b)         387,666
     1,967 FactSet Research Systems, Inc.           198,274
    23,678 Fair Isaac Corp.                         600,948
    16,757 Informatica Corp. (b)                    777,525
    30,742 Mentor Graphics Corp. (b)                391,499
     4,206 MICROS Systems, Inc. (b)                 192,382
    16,374 Parametric Technology Corp. (b)          363,994
    13,299 Quest Software, Inc. (b)                 343,380
    11,898 Rovi Corp. (b)                           734,820
     7,188 Solera Holdings, Inc.                    376,148
    20,564 Synopsys, Inc. (b)                       557,901
    28,075 TIBCO Software, Inc. (b)                 617,089
                                               ------------
                                                  6,461,207
                                               ------------

           Specialty Retail -- 6.5%
    45,232 Aaron's, Inc.                            868,002
     8,365 Advance Auto Parts, Inc.                 534,858
    50,432 American Eagle Outfitters, Inc.          729,247
    33,672 AnnTaylor Stores Corp. (b)               744,825
    34,908 Ascena Retail Group, Inc. (b)            946,356
    52,143 Barnes & Noble, Inc.                     821,252
    15,333 Chico's FAS, Inc.                        167,436
    43,710 Collective Brands, Inc. (b)              889,936
    24,594 Dick's Sporting Goods, Inc. (b)          887,597
    18,803 Foot Locker, Inc.                        335,822
    11,694 Guess?, Inc.                             500,269
     4,276 J. Crew Group, Inc. (b)                  185,664
    34,158 Office Depot, Inc. (b)                   179,329
    13,897 PetSmart, Inc.                           559,215
    28,571 Rent-A-Center, Inc.                      849,702
    19,020 Tractor Supply Co.                       975,916
    20,673 Williams-Sonoma, Inc.                    665,671
                                               ------------
                                                 10,841,097
                                               ------------



                      See Notes to Financial Statements                  Page 65

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Textiles, Apparel & Luxury Goods --
              3.0%
    11,566 Deckers Outdoor Corp. (b)           $    848,829
    13,086 Fossil, Inc. (b)                         929,760
     7,262 Hanesbrands, Inc. (b)                    167,171
    11,710 Phillips-Van Heusen Corp.                683,513
    30,005 Timberland (The) Co., Class A (b)        802,034
    16,818 Under Armour, Inc., Class A (b)        1,006,725
    10,048 Warnaco Group (The), Inc. (b)            513,252
                                               ------------
                                                  4,951,284
                                               ------------

           Thrifts & Mortgage Finance -- 0.2%
     9,785 New York Community Bancorp, Inc.         179,261
    10,902 Washington Federal, Inc.                 188,496
                                               ------------
                                                    367,757
                                               ------------

           Tobacco -- 0.5%
    22,660 Universal Corp.                          858,587
                                               ------------

           Trading Companies & Distributors --
              1.6%
    15,685 GATX Corp.                               521,526
     8,554 MSC Industrial Direct Co., Inc.,
              Class A                               508,364
    40,540 United Rentals, Inc. (b)               1,080,391
     8,772 Watsco, Inc.                             550,180
                                               ------------
                                                  2,660,461
                                               ------------

           Water Utilities -- 0.1%
     8,205 Aqua America, Inc.                       189,700
                                               ------------

           Wireless Telecommunication
              Services -- 0.5%
    25,233 Telephone and Data Systems, Inc.         902,080
                                               ------------
           Total Common Stocks -- 99.9%         167,543,084
           (Cost $153,204,320)

           Money Market Fund -- 0.1%
   151,464 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                             151,464
           (Cost $151,464)                     ------------

           Total Investments -- 100.0%          167,694,548
           (Cost $153,355,784) (d)
           Net Other Assets and
              Liabilities -- 0.0%                   (69,839)
                                               ------------
           Net Assets -- 100.0%                $167,624,709
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,392,881 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,054,117.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $167,543,084   $      --     $     --
Money Market Fund          151,464          --           --
                      -------------------------------------
Total Investments     $167,694,548   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


Page 66               See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.1%
           Aerospace & Defense -- 2.8%
     7,632 AAR Corp. (b)                       $    204,461
     2,602 Aerovironment, Inc. (b)                   73,377
     9,221 Applied Signal Technology, Inc.          350,490
     6,654 Ceradyne, Inc. (b)                       235,751
     4,451 Cubic Corp.                              216,986
    10,526 Curtiss-Wright Corp.                     365,252
     2,035 Esterline Technologies Corp. (b)         144,851
     5,272 Moog, Inc., Class A (b)                  224,798
     1,075 National Presto Industries, Inc.         137,622
     4,082 Orbital Sciences Corp. (b)                69,639
     4,772 Teledyne Technologies, Inc. (b)          225,764
     3,909 Triumph Group, Inc.                      375,381
                                               ------------
                                                  2,624,372
                                               ------------

           Air Freight & Logistics -- 0.3%
     2,462 Forward Air Corp.                         68,714
     5,970 Hub Group, Inc., Class A (b)             207,637
                                               ------------
                                                    276,351
                                               ------------

           Airlines -- 0.4%
     1,423 Allegiant Travel Co.                      66,226
    22,374 SkyWest, Inc.                            336,729
                                               ------------
                                                    402,955
                                               ------------

           Auto Components -- 0.9%
     9,234 Drew Industries, Inc.                    218,107
    11,476 Spartan Motors, Inc.                      71,610
    15,307 Standard Motor Products, Inc.            185,368
    16,467 Superior Industries International,
              Inc.                                  329,340
                                               ------------
                                                    804,425
                                               ------------

           Beverages -- 0.3%
     2,943 Boston Beer (The) Co., Inc.,
              Class A (b)                           264,899
                                               ------------

           Biotechnology -- 0.7%
    23,816 ArQule, Inc. (b)                         145,992
    11,917 Emergent Biosolutions, Inc. (b)          253,117
     2,230 Martek Biosciences Corp. (b)              70,045
     6,384 Regeneron Pharmaceuticals, Inc. (b)      215,013
                                               ------------
                                                    684,167
                                               ------------

           Building Products -- 1.2%
     3,669 A.O. Smith Corp.                         157,070
     2,475 AAON, Inc.                                66,652
    10,381 Apogee Enterprises, Inc.                 132,773
    10,972 Griffon Corp. (b)                        127,714
    24,986 NCI Building Systems, Inc. (b)           331,564
     7,370 Quanex Building Products Corp.           143,641
     2,262 Simpson Manufacturing Co., Inc.           67,295
     3,593 Universal Forest Products, Inc.          131,863
                                               ------------
                                                  1,158,572
                                               ------------

           Capital Markets -- 0.9%
    17,079 Investment Technology Group,
              Inc. (b)                              314,766

Shares     Description                         Value
-----------------------------------------------------------

           Capital Markets (Continued)
     5,989 Piper Jaffray Cos. (b)              $    250,340
     3,383 Stifel Financial Corp. (b)               217,053
    10,352 TradeStation Group, Inc. (b)              72,154
                                               ------------
                                                    854,313
                                               ------------

           Chemicals -- 3.1%
    12,216 A. Schulman, Inc.                        260,812
     5,531 Arch Chemicals, Inc.                     200,443
     4,138 Balchem Corp.                            139,244
     4,620 Calgon Carbon Corp. (b)                   65,881
    13,623 H.B. Fuller Co.                          310,468
    11,526 LSB Industries, Inc. (b)                 347,163
     9,075 OM Group, Inc. (b)                       328,334
    22,879 Penford Corp. (b)                        135,215
    27,981 PolyOne Corp. (b)                        367,950
     8,386 Quaker Chemical Corp.                    321,855
     3,664 Stepan Co.                               265,713
     6,990 STR Holdings, Inc. (b)                   127,777
                                               ------------
                                                  2,870,855
                                               ------------

           Commercial Banks -- 1.9%
     1,616 Bank of the Ozarks, Inc.                  69,698
    10,669 Boston Private Financial Holdings,
              Inc.                                   71,589
     1,932 City Holding Co.                          67,234
     2,517 Community Bank System, Inc.               63,630
     7,564 First Financial Bancorp                  127,832
     2,007 Hancock Holding Co.                       65,830
     3,170 Home Bancshares, Inc.                     64,858
     2,584 Independent Bank Corp.                    70,233
    34,822 National Penn Bancshares, Inc.           284,147
     2,895 NBT Bancorp, Inc.                         67,106
     6,187 S&T Bancorp, Inc.                        135,186
     4,197 Signature Bank (b)                       219,251
     2,453 Simmons First National Corp.,
               Class A                               68,169
     1,782 Tompkins Financial Corp.                  72,616
     1,689 UMB Financial Corp.                       68,658
     9,176 Wilshire Bancorp, Inc.                    58,910
     6,351 Wintrust Financial Corp.                 209,011
                                               ------------
                                                  1,783,958
                                               ------------

           Commercial Services & Supplies --
              2.2%
     2,656 ABM Industries, Inc.                      68,259
     1,444 Consolidated Graphics, Inc. (b)           72,272
    11,303 G&K Services, Inc., Class A              354,123
     2,835 Geo Group (The), Inc. (b)                 67,388
     4,295 Healthcare Services Group, Inc.           68,033
    13,402 Interface, Inc., Class A                 217,782
     7,102 Mobile Mini, Inc. (b)                    145,165
    40,999 Standard Register (The) Co.              131,197
    13,800 Sykes Enterprises, Inc. (b)              268,824
     5,582 Tetra Tech, Inc. (b)                     129,195
     6,351 UniFirst Corp.                           354,132
     3,285 United Stationers, Inc. (b)              204,590
                                               ------------
                                                  2,080,960
                                               ------------



                      See Notes to Financial Statements                  Page 67

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Communications Equipment -- 3.3%
    31,146 Arris Group, Inc. (b)               $    388,702
    14,622 Bel Fuse, Inc., Class B                  318,906
     9,129 Black Box Corp.                          321,250
     4,678 Blue Coat Systems, Inc. (b)              134,773
    12,603 Comtech Telecommunications Corp.         353,640
    12,595 Digi International, Inc. (b)             133,381
    24,466 Harmonic, Inc. (b)                       206,493
    10,379 NETGEAR, Inc. (b)                        359,684
    15,100 Network Equipment Technologies,
              Inc. (b)                               74,594
    29,573 Symmetricom, Inc. (b)                    183,648
    23,479 Tekelec (b)                              269,422
    22,599 Tollgrade Communications, Inc. (b)       209,719
     3,148 ViaSat, Inc. (b)                         136,607
                                               ------------
                                                  3,090,819
                                               ------------

           Computers & Peripherals -- 1.2%
    10,135 Compellent Technologies, Inc. (b)        281,044
    24,946 Intevac, Inc. (b)                        343,007
    14,636 Novatel Wireless, Inc. (b)               105,526
     4,283 Stratasys, Inc. (b)                      141,467
    18,168 Super Micro Computer, Inc. (b)           255,715
                                               ------------
                                                  1,126,759
                                               ------------

           Construction & Engineering -- 0.5%
    14,219 Dycom Industries, Inc. (b)               228,499
     7,914 Insituform Technologies, Inc.,
              Class A (b)                           217,714
                                               ------------
                                                    446,213
                                               ------------

           Consumer Finance -- 0.8%
    12,878 EZCORP, Inc., Class A (b)                346,418
     6,763 First Cash Financial Services,
              Inc. (b)                              223,112
     3,971 World Acceptance Corp. (b)               223,011
                                               ------------
                                                    792,541
                                               ------------

           Containers & Packaging -- 0.2%
    21,532 Myers Industries, Inc.                   196,803
                                               ------------

           Distributors -- 0.3%
    40,499 Audiovox Corp., Class A (b)              290,783
                                               ------------

           Diversified Consumer Services --
              0.9%
     6,190 Coinstar, Inc. (b)                       256,204
    67,083 Corinthian Colleges, Inc. (b)            354,198
     6,721 Hillenbrand, Inc.                        145,241
     1,157 Pre-Paid Legal Services, Inc. (b)         76,177
                                               ------------
                                                    831,820
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Diversified Financial Services --
              0.2%
     3,920 Interactive Brokers Group, Inc.,
              Class A                          $     63,386
     1,863 Portfolio Recovery Associates,
              Inc. (b)                              134,397
                                               ------------
                                                    197,783
                                               ------------

           Diversified Telecommunication
              Services -- 0.4%
     4,578 Cbeyond, Inc. (b)                         67,068
    27,605 General Communication, Inc.,
              Class A (b)                           334,296
                                               ------------
                                                    401,364
                                               ------------

           Electric Utilities -- 1.5%
     7,503 ALLETE, Inc.                             276,936
    15,990 Central Vermont Public Service Corp.     343,305
    10,154 El Paso Electric Co. (b)                 273,650
     6,998 UIL Holdings Corp.                       211,270
     7,803 Unisource Energy Corp.                   279,425
                                               ------------
                                                  1,384,586
                                               ------------

           Electrical Equipment -- 1.6%
     6,989 AZZ, Inc.                                280,189
     9,495 Belden, Inc.                             330,046
     4,287 Brady Corp., Class A                     140,399
     6,033 II-VI, Inc. (b)                          297,910
     8,504 Powell Industries, Inc. (b)              322,387
     8,522 Vicor Corp.                              125,529
                                               ------------
                                                  1,496,460
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 7.1%
    49,660 Agilysys, Inc. (b)                       284,552
    19,242 Benchmark Electronics, Inc. (b)          365,406
    16,012 Brightpoint, Inc. (b)                    145,309
    10,204 Checkpoint Systems, Inc. (b)             210,917
     9,505 Cognex Corp.                             297,887
    25,278 CTS Corp.                                286,653
    17,564 Daktronics, Inc.                         268,202
     2,848 DTS, Inc. (b)                            127,647
    17,443 Electro Scientific Industries,
              Inc. (b)                              290,775
    10,643 FARO Technologies, Inc. (b)              322,696
    26,561 Insight Enterprises, Inc. (b)            369,729
     4,458 Littelfuse, Inc.                         228,606
    54,104 LoJack Corp. (b)                         343,560
    15,208 Mercury Computer Systems, Inc. (b)       287,127
     5,393 Methode Electronics, Inc.                 63,745
     1,869 MTS Systems Corp.                         69,929
    20,118 Newport Corp. (b)                        353,071
     1,926 OSI Systems, Inc. (b)                     73,169
     6,990 Park Electrochemical Corp.               212,915
     6,781 Plexus Corp. (b)                         183,358
    52,554 Pulse Electronics Corp.                  268,551
     7,857 RadiSys Corp. (b)                         66,470
     9,865 Rofin-Sinar Technologies, Inc. (b)       385,721


Page 68               See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Electronic Equipment, Instruments &
              Components (Continued)
     5,482 Rogers Corp. (b)                    $    234,520
     4,386 ScanSource, Inc. (b)                     158,817
    11,203 SYNNEX Corp. (b)                         374,068
    23,440 TTM Technologies, Inc. (b)               372,696
                                               ------------
                                                  6,646,096
                                               ------------

           Energy Equipment & Services -- 3.5%
    21,210 Basic Energy Services, Inc. (b)          387,295
     7,380 Bristow Group, Inc. (b)                  379,996
     2,701 CARBO Ceramics, Inc.                     311,047
     7,440 Gulf Island Fabrication, Inc.            201,475
    16,741 Hornbeck Offshore Services, Inc. (b)     397,431
    24,732 ION Geophysical Corp. (b)                235,201
     3,358 Lufkin Industries, Inc.                  224,046
     4,361 Oil States International, Inc. (b)       295,501
    23,804 Pioneer Drilling Co. (b)                 210,904
     3,458 SEACOR Holdings, Inc.                    365,476
    23,556 TETRA Technologies, Inc. (b)             267,361
                                               ------------
                                                  3,275,733
                                               ------------

           Food & Staples Retailing -- 0.9%
     7,691 Andersons (The), Inc.                    298,257
     3,287 Casey's General Stores, Inc.             139,665
    16,497 Spartan Stores, Inc.                     239,041
     5,719 United Natural Foods, Inc. (b)           211,603
                                               ------------
                                                    888,566
                                               ------------

           Food Products -- 2.5%
     6,063 Calavo Growers, Inc.                     139,934
    11,070 Cal-Maine Foods, Inc.                    313,945
    26,320 Darling International, Inc. (b)          356,636
     5,254 Diamond Foods, Inc.                      261,491
     5,166 Hain Celestial Group (The), Inc. (b)     137,571
     4,347 J & J Snack Foods Corp.                  184,617
     8,930 Sanderson Farms, Inc.                    367,112
    12,957 Seneca Foods Corp., Class A (b)          360,205
     5,967 Snyders-Lance, Inc.                      123,756
     2,733 TreeHouse Foods, Inc. (b)                130,774
                                               ------------
                                                  2,376,041
                                               ------------

           Gas Utilities -- 1.0%
     5,738 Laclede Group (The), Inc.                218,044
     1,624 New Jersey Resources Corp.                68,143
     3,010 Northwest Natural Gas Co.                134,125
     7,500 Piedmont Natural Gas Co., Inc.           210,450
     7,624 Southwest Gas Corp.                      283,918
                                               ------------
                                                    914,680
                                               ------------

           Health Care Equipment & Supplies --
              3.0%
     2,601 Abaxis, Inc. (b)                          68,536
     1,409 Analogic Corp.                            71,958
     5,976 Cantel Medical Corp.                     127,229

Shares     Description                         Value
-----------------------------------------------------------

           Health Care Equipment & Supplies
              (Continued)
     5,290 CONMED Corp. (b)                    $    138,122
     3,721 Cooper (The) Cos., Inc.                  213,362
    12,899 CryoLife, Inc. (b)                        65,398
     4,510 Cyberonics, Inc. (b)                     147,702
     8,685 Greatbatch, Inc. (b)                     204,532
     7,663 ICU Medical, Inc. (b)                    299,317
     2,956 Integra LifeSciences Holdings (b)        137,099
     4,639 Invacare Corp.                           128,222
     4,415 Merit Medical Systems, Inc. (b)           65,210
     4,927 Natus Medical, Inc. (b)                   74,201
     6,813 Neogen Corp. (b)                         244,995
     9,837 Palomar Medical Technologies,
              Inc. (b)                              146,178
    22,671 Symmetry Medical, Inc. (b)               216,961
     5,091 West Pharmaceutical Services, Inc.       203,589
     5,629 Zoll Medical Corp. (b)                   232,759
                                               ------------
                                                  2,785,370
                                               ------------

           Health Care Providers & Services --
              6.6%
     6,214 Air Methods Corp. (b)                    318,405
     1,820 Almost Family, Inc. (b)                   60,770
    10,436 Amedisys, Inc. (b)                       355,763
     7,955 AMERIGROUP Corp. (b)                     416,603
    16,684 AmSurg Corp. (b)                         351,532
     7,515 Catalyst Health Solutions, Inc. (b)      326,151
    11,033 Centene Corp. (b)                        305,835
     1,097 Chemed Corp.                              68,266
     4,338 CorVel Corp. (b)                         218,982
    16,505 Cross Country Healthcare, Inc. (b)       118,836
    14,052 Ensign Group (The), Inc.                 339,496
     3,672 Genoptix, Inc. (b)                        91,653
    10,512 Gentiva Health Services, Inc. (b)        241,986
     3,296 Hanger Orthopedic Group, Inc. (b)         67,733
    10,537 Healthspring, Inc. (b)                   320,219
    31,316 Healthways, Inc. (b)                     374,853
     1,078 HMS Holdings Corp. (b)                    69,359
     7,169 IPC Hospitalist (The) Co. (b)            266,185
     9,320 LHC Group, Inc. (b)                      247,912
     7,389 Magellan Health Services, Inc. (b)       357,702
     7,533 Molina Healthcare, Inc. (b)              230,962
     4,425 MWI Veterinary Supply, Inc. (b)          275,058
    30,528 PharMerica Corp. (b)                     345,272
     3,092 PSS World Medical, Inc. (b)               73,682
    14,746 RehabCare Group, Inc. (b)                362,162
                                               ------------
                                                  6,205,377
                                               ------------

           Hotels, Restaurants & Leisure --
              4.3%
       684 Biglari Holdings, Inc. (b)               294,120
     9,868 BJ's Restaurants, Inc. (b)               348,636
     1,804 CEC Entertainment, Inc. (b)               66,658
     2,556 Cracker Barrel Old Country Store,
              Inc.                                  131,583
     5,663 DineEquity, Inc. (b)                     292,098
     4,333 Interval Leisure Group, Inc. (b)          67,898
     9,928 Jack in the Box, Inc. (b)                217,820


                      See Notes to Financial Statements                  Page 69

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Hotels, Restaurants & Leisure
              (Continued)
    21,066 Marcus (The) Corp.                  $    249,632
    16,774 Monarch Casino & Resort, Inc. (b)        181,830
    50,104 Multimedia Games, Inc. (b)               267,054
    19,415 O'Charley's, Inc. (b)                    134,352
     1,443 P.F. Chang's China Bistro, Inc.           66,436
     7,569 Papa John's International, Inc. (b)      217,230
     1,678 Peet's Coffee & Tea, Inc. (b)             64,032
    19,946 Pinnacle Entertainment, Inc. (b)         300,786
    13,025 Red Robin Gourmet Burgers, Inc. (b)      268,836
    21,410 Ruby Tuesday, Inc. (b)                   288,607
    45,292 Ruth's Hospitality Group, Inc. (b)       211,061
    18,317 Shuffle Master, Inc. (b)                 189,306
    12,214 Texas Roadhouse, Inc. (b)                202,997
                                               ------------
                                                  4,060,972
                                               ------------

           Household Durables -- 2.2%
    10,137 Blyth, Inc.                              340,806
    11,755 Helen of Troy Ltd. (b)                   329,963
    24,524 Kid Brands, Inc. (b)                     223,414
    30,997 La-Z-Boy, Inc. (b)                       257,895
     9,446 Meritage Homes Corp. (b)                 216,880
     8,044 Skyline Corp.                            161,604
    75,977 Standard Pacific Corp. (b)               334,299
     7,389 Universal Electronics, Inc. (b)          194,552
                                               ------------
                                                  2,059,413
                                               ------------

           Household Products -- 0.4%
    35,370 Central Garden & Pet Co.,
              Class A (b)                           335,308
     1,739 WD-40 Co.                                 68,464
                                               ------------
                                                    403,772
                                               ------------

           Industrial Conglomerates -- 0.6%
     9,345 Standex International Corp.              311,656
    14,427 Tredegar Corp.                           269,929
                                               ------------
                                                    581,585
                                               ------------

           Insurance -- 4.1%
    15,980 AMERISAFE, Inc. (b)                      284,604
     7,268 Delphi Financial Group, Inc.,
              Class A                               209,173
     7,998 Employers Holdings, Inc.                 134,286
    15,499 Horace Mann Educators Corp.              267,823
     5,657 Infinity Property & Casualty Corp.       337,949
    20,864 National Financial Partners
              Corp. (b)                             264,556
     4,164 Navigators Group (The), Inc. (b)         203,786
    14,075 Presidential Life Corp.                  133,431
     5,771 ProAssurance Corp. (b)                   338,585
     6,652 RLI Corp.                                358,343
     5,875 Safety Insurance Group, Inc.             279,591
    15,409 Selective Insurance Group, Inc.          273,972
    24,250 Stewart Information Services Corp.       276,692
    13,664 Tower Group, Inc.                        355,811
     9,394 United Fire & Casualty Co.               188,303
                                               ------------
                                                  3,906,905
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Internet & Catalog Retail -- 0.3%
     1,221 Blue Nile, Inc. (b)                 $     69,414
     4,559 HSN, Inc. (b)                            128,381
     3,326 Nutrisystem, Inc.                         63,061
                                               ------------
                                                    260,856
                                               ------------

           Internet Software & Services --
              1.6%
     3,135 comScore, Inc. (b)                        75,115
    16,840 InfoSpace, Inc. (b)                      137,751
     2,412 j2 Global Communications, Inc. (b)        66,571
     4,975 Liquidity Services, Inc. (b)              70,993
     6,305 LogMeIn, Inc. (b)                        242,932
    22,367 Perficient, Inc. (b)                     261,470
     8,862 RightNow Technologies, Inc. (b)          229,792
    52,958 United Online, Inc.                      374,413
                                               ------------
                                                  1,459,037
                                               ------------

           IT Services -- 1.7%
     5,235 CACI International, Inc.,
              Class A (b)                           290,490
    10,640 iGATE Corp.                              163,856
    28,215 Integral Systems, Inc. (b)               343,941
     1,067 MAXIMUS, Inc.                             72,396
     9,123 NCI, Inc., Class A (b)                   191,583
    13,788 StarTek, Inc. (b)                         75,834
    10,187 TeleTech Holdings, Inc. (b)              218,104
     4,556 Wright Express Corp. (b)                 215,590
                                               ------------
                                                  1,571,794
                                               ------------

           Leisure Equipment & Products --
              1.4%
    14,321 Arctic Cat, Inc. (b)                     229,422
    18,650 Brunswick Corp.                          371,508
    17,323 Callaway Golf Co.                        127,324
    19,178 JAKKS Pacific, Inc. (b)                  331,588
     9,633 RC2 Corp. (b)                            195,743
     4,575 Sturm, Ruger & Co., Inc.                  68,213
                                               ------------
                                                  1,323,798
                                               ------------

           Life Sciences Tools & Services --
              1.0%
    13,900 Affymetrix, Inc. (b)                      67,415
    27,039 Cambrex Corp. (b)                        123,298
     2,372 Dionex Corp. (b)                         279,849
    13,237 Enzo Biochem, Inc. (b)                    65,655
    32,090 Kendle International, Inc. (b)           364,542
     3,290 PAREXEL International Corp. (b)           76,361
                                               ------------
                                                    977,120
                                               ------------

           Machinery -- 3.4%
     2,628 Actuant Corp., Class A                    72,874
     5,904 Albany International Corp., Class A      133,135
     1,580 Badger Meter, Inc.                        64,764
     6,761 Barnes Group, Inc.                       134,003
     7,102 Briggs & Stratton Corp.                  141,827
     7,389 Cascade Corp.                            347,800
     6,613 CIRCOR International, Inc.               267,099


Page 70               See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Machinery (Continued)
     1,631 CLARCOR, Inc.                       $     70,427
     8,406 EnPro Industries, Inc. (b)               348,933
     1,845 ESCO Technologies, Inc.                   66,937
    20,375 Federal Signal Corp.                     141,810
     6,943 John Bean Technologies Corp.             125,321
     3,429 Kaydon Corp.                             132,737
     4,707 Lindsay Corp.                            306,332
    26,046 Lydall, Inc. (b)                         208,368
     4,276 Mueller Industries, Inc.                 139,825
     5,861 Robbins & Myers, Inc.                    243,407
     2,268 Toro (The) Co.                           137,940
     3,824 Watts Water Technologies, Inc.,
              Class A                               137,549
                                               ------------
                                                  3,221,088
                                               ------------

           Media -- 0.6%
     6,735 Arbitron, Inc.                           280,782
    27,545 E.W. Scripps (The) Co., Class A (b)      250,109
                                               ------------
                                                    530,891
                                               ------------

           Metals & Mining -- 0.8%
     4,513 AMCOL International Corp.                135,029
     9,048 Brush Engineered Materials, Inc. (b)     316,499
     9,003 Century Aluminum Co. (b)                 133,875
     2,789 Kaiser Aluminum Corp.                    133,063
                                               ------------
                                                    718,466
                                               ------------

           Multiline Retail -- 0.6%
    20,323 Fred's, Inc., Class A                    272,938
    66,195 Tuesday Morning Corp. (b)                327,665
                                               ------------
                                                    600,603
                                               ------------

           Multi-Utilities -- 0.8%
    15,517 Avista Corp.                             351,460
     2,856 CH Energy Group, Inc.                    138,830
     9,699 NorthWestern Corp.                       273,900
                                               ------------
                                                    764,190
                                               ------------

           Oil, Gas & Consumable Fuels -- 1.8%
     1,205 Contango Oil & Gas Co. (b)                69,890
    16,141 Gulfport Energy Corp. (b)                386,416
    16,624 Penn Virginia Corp.                      288,925
     6,623 Petroleum Development Corp. (b)          301,413
     9,280 PetroQuest Energy, Inc. (b)               72,755
     9,405 Stone Energy Corp. (b)                   218,666
     7,139 Swift Energy Co. (b)                     304,550
     1,936 World Fuel Services Corp.                 72,677
                                               ------------
                                                  1,715,292
                                               ------------

           Paper & Forest Products -- 1.8%
    16,634 Buckeye Technologies, Inc.               418,512
     3,573 Clearwater Paper Corp. (b)               282,553
     2,478 Deltic Timber Corp.                      148,655
    22,846 KapStone Paper & Packaging Corp. (b)     389,067

Shares     Description                         Value
-----------------------------------------------------------

           Paper & Forest Products (Continued)
    10,654 Neenah Paper, Inc.                  $    205,196
    32,470 Wausau Paper Corp.                       278,268
                                               ------------
                                                  1,722,251
                                               ------------

           Pharmaceuticals -- 0.6%
     5,442 Par Pharmaceutical Cos., Inc. (b)        194,388
     2,975 Salix Pharmaceuticals Ltd. (b)           121,886
    16,141 ViroPharma, Inc. (b)                     264,712
                                               ------------
                                                    580,986
                                               ------------

           Professional Services -- 0.8%
     2,387 Administaff, Inc.                         67,600
    15,064 Dolan (The) Co. (b)                      206,527
     3,718 Kelly Services, Inc., Class A (b)         73,152
     8,576 On Assignment, Inc. (b)                   67,750
     7,164 SFN Group, Inc. (b)                       69,348
    15,544 TrueBlue, Inc. (b)                       265,181
                                               ------------
                                                    749,558
                                               ------------

           Real Estate Investment Trusts --
              1.1%
     3,869 Colonial Properties Trust                 74,246
    11,651 DiamondRock Hospitality Co. (b)          141,327
     1,511 Entertainment Properties Trust            69,551
    17,584 Lexington Realty Trust                   148,936
     2,493 LTC Properties, Inc.                      68,159
     9,624 Pennsylvania Real Estate Investment
              Trust                                 131,464
     9,629 Post Properties, Inc.                    356,562
                                               ------------
                                                    990,245
                                               ------------

           Road & Rail -- 0.6%
     8,730 Heartland Express, Inc.                  139,898
     7,359 Knight Transportation, Inc.              140,263
     8,742 Old Dominion Freight Line, Inc. (b)      281,230
                                               ------------
                                                    561,391
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 6.9%
    15,374 Advanced Energy Industries, Inc. (b)     237,451
    14,025 ATMI, Inc. (b)                           288,915
    38,536 Brooks Automation, Inc. (b)              452,413
     5,057 Cabot Microelectronics Corp. (b)         228,121
    13,635 CEVA, Inc. (b)                           329,558
    16,866 Cohu, Inc.                               251,978
     4,654 Cymer, Inc. (b)                          226,138
    18,814 Cypress Semiconductor Corp. (b)          407,323
    12,953 Diodes, Inc. (b)                         333,410
     5,293 FEI Co. (b)                              144,234
     3,439 Hittite Microwave Corp. (b)              205,583
    29,122 Kulicke & Soffa Industries, Inc. (b)     283,940
    21,527 Micrel, Inc.                             288,247
     9,154 Microsemi Corp. (b)                      205,874
    14,275 MKS Instruments, Inc. (b)                409,835
    31,828 Pericom Semiconductor Corp. (b)          319,235


                      See Notes to Financial Statements                  Page 71

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Semiconductors & Semiconductor
              Equipment (Continued)
     3,481 Power Integrations, Inc.            $    128,553
    25,476 Rudolph Technologies, Inc. (b)           256,289
    19,730 Sigma Designs, Inc. (b)                  274,839
     7,270 Standard Microsystems Corp. (b)          174,844
     2,892 Supertex, Inc. (b)                        66,256
     6,310 Tessera Technologies, Inc. (b)           109,289
    29,901 TriQuint Semiconductor, Inc. (b)         393,497
     3,518 Ultratech, Inc. (b)                       79,278
     3,781 Varian Semiconductor Equipment
              Associates, Inc. (b)                  168,065
     4,877 Veeco Instruments, Inc. (b)              210,979
                                               ------------
                                                  6,474,144
                                               ------------

           Software -- 2.8%
    12,875 Bottomline Technologies, Inc. (b)        295,224
     2,444 CommVault Systems, Inc. (b)               75,495
     5,908 Ebix, Inc. (b)                           133,225
    13,844 Epicor Software Corp. (b)                143,424
    10,185 EPIQ Systems, Inc.                       130,877
    10,691 Interactive Intelligence, Inc. (b)       349,916
     2,499 JDA Software Group, Inc. (b)              75,420
     6,072 NetScout Systems, Inc. (b)               139,170
     4,953 Progress Software Corp. (b)              141,854
    10,715 Radiant Systems, Inc. (b)                195,549
    22,201 Smith Micro Software, Inc. (b)           280,177
     9,320 Sonic Solutions (b)                      135,932
    10,467 Synchronoss Technologies, Inc. (b)       297,891
    22,846 Take-Two Interactive Software,
              Inc. (b)                              285,004
                                               ------------
                                                  2,679,158
                                               ------------

           Specialty Retail -- 6.0%
    13,733 Big 5 Sporting Goods Corp.               174,134
    20,075 Brown Shoe Co., Inc.                     254,350
     3,703 Buckle (The), Inc.                       132,382
    12,855 Cabela's, Inc. (b)                       320,090
     7,647 Cato (The) Corp., Class A                186,893
     5,629 Children's Place Retail Stores
              (The), Inc. (b)                       235,799
    45,466 Christopher & Banks Corp.                259,611
    66,151 Coldwater Creek, Inc. (b)                192,499
    16,264 Finish Line (The), Inc., Class A         250,303
     9,323 Genesco, Inc. (b)                        346,163
     3,347 Group 1 Automotive, Inc.                 126,650
    21,541 Haverty Furniture Cos., Inc.             259,354
     9,469 Hibbett Sports, Inc. (b)                 303,197
    33,446 Hot Topic, Inc.                          181,612
     5,803 Jo-Ann Stores, Inc. (b)                  350,095
     1,737 Jos. A. Bank Clothiers, Inc. (b)          74,222
     9,781 Lithia Motors, Inc., Class A             132,044
     7,479 MarineMax, Inc. (b)                       67,610
    11,196 Men's Wearhouse (The), Inc.              293,447
     6,061 Monro Muffler Brake, Inc.                200,498
    15,615 Pep Boys-Manny, Moe & Jack (The)         217,673
    15,835 Sonic Automotive, Inc., Class A          197,146

Shares     Description                         Value
-----------------------------------------------------------

           Specialty Retail (Continued)
    20,156 Stage Stores, Inc.                  $    312,418
    37,785 Stein Mart, Inc.                         296,045
    13,003 Zumiez, Inc. (b)                         301,930
                                               ------------
                                                  5,666,165
                                               ------------

           Textiles, Apparel & Luxury Goods --
              2.0%
     2,372 Carter's, Inc. (b)                        65,704
    20,414 Crocs, Inc. (b)                          334,586
     7,240 Iconix Brand Group, Inc. (b)             143,714
    29,288 Liz Claiborne, Inc. (b)                  144,683
     2,943 Maidenform Brands, Inc. (b)               75,753
     2,727 Oxford Industries, Inc.                   64,548
    12,723 Perry Ellis International, Inc. (b)      358,152
    13,788 Quiksilver, Inc. (b)                      61,632
    17,472 Skechers U.S.A., Inc., Class A (b)       359,399
     3,349 Steven Madden, Ltd. (b)                  127,831
     4,388 Wolverine World Wide, Inc.               139,758
                                               ------------
                                                  1,875,760
                                               ------------

           Thrifts & Mortgage Finance -- 0.4%
    14,622 Bank Mutual Corp.                         64,776
     6,440 Brookline Bancorp, Inc.                   69,745
     4,791 Dime Community Bancshares                 72,248
     9,243 Provident Financial Services, Inc.       135,410
                                               ------------
                                                    342,179
                                               ------------

           Tobacco -- 0.3%
    82,425 Alliance One International, Inc. (b)     315,688
                                               ------------

           Trading Companies & Distributors --
              0.4%
     4,302 Applied Industrial Technologies,
              Inc.                                  136,201
     2,403 Kaman Corp.                               70,732
     5,615 Lawson Products, Inc.                    131,223
                                               ------------
                                                    338,156
                                               ------------

           Water Utilities -- 0.1%
     4,053 American States Water Co.                137,802
                                               ------------

           Wireless Telecommunication
              Services -- 0.5%
     7,335 NTELOS Holdings Corp.                    147,874
    19,666 USA Mobility, Inc.                       335,895
                                               ------------
                                                    483,769
                                               ------------
           Total Common Stocks -- 100.1%         94,226,655
           (Cost $87,425,804)

           Money Market Fund -- 0.0%
    22,583 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              22,583
           (Cost $22,583)                      ------------


Page 72               See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

           Description                         Value
-----------------------------------------------------------

           Total Investments -- 100.1%         $ 94,249,238
           (Cost $87,448,387) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (59,206)
                                               ------------
           Net Assets -- 100.0%                $ 94,190,032
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,029,812 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,228,961.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $94,226,655   $      --     $     --
Money Market Fund           22,583          --           --
                       ------------------------------------
Total Investments      $94,249,238   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 73

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Aerospace & Defense -- 3.9%
    10,188 General Dynamics Corp.              $    768,175
     3,377 ITT Corp.                                198,973
    12,815 L-3 Communications Holdings, Inc.      1,002,774
     2,517 Lockheed Martin Corp.                    200,353
    13,947 Northrop Grumman Corp.                   966,527
    19,496 Raytheon Co.                             974,605
                                               ------------
                                                  4,111,407
                                               ------------

           Air Freight & Logistics -- 0.5%
     5,680 FedEx Corp.                              513,018
                                               ------------

           Airlines -- 0.3%
    27,841 Southwest Airlines Co.                   329,916
                                               ------------

           Auto Components -- 0.2%
     4,608 Johnson Controls, Inc.                   176,901
                                               ------------

           Beverages -- 0.6%
    14,403 Molson Coors Brewing Co., Class B        675,069
                                               ------------

           Biotechnology -- 1.5%
    13,166 Amgen, Inc. (b)                          725,184
    14,640 Cephalon, Inc. (b)                       864,931
                                               ------------
                                                  1,590,115
                                               ------------

           Capital Markets -- 1.7%
     5,831 Bank of New York Mellon (The) Corp.      182,102
     6,726 Federated Investors, Inc., Class B       182,140
     1,581 Franklin Resources, Inc.                 190,748
     3,139 Goldman Sachs Group (The), Inc.          513,603
     4,853 Legg Mason, Inc.                         160,780
    13,279 Morgan Stanley                           390,402
     3,801 State Street Corp.                       177,583
                                               ------------
                                                  1,797,358
                                               ------------

           Chemicals -- 0.2%
     5,156 Dow Chemical (The) Co.                   182,935
                                               ------------

           Commercial Banks -- 0.5%
     8,701 PNC Financial Services Group, Inc.       522,060
                                               ------------

           Commercial Services & Supplies --
              1.7%
    18,889 Cintas Corp.                             530,025
    30,235 R.R. Donnelley & Sons Co.                535,764
    12,101 Republic Services, Inc.                  373,195
     9,803 Waste Management, Inc.                   371,240
                                               ------------
                                                  1,810,224
                                               ------------

           Communications Equipment -- 2.1%
    26,110 Cisco Systems, Inc. (b)                  552,227
    19,945 Harris Corp.                             928,240
   133,248 Tellabs, Inc.                            706,214
                                               ------------
                                                  2,186,681
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Computers & Peripherals -- 1.8%
    12,995 Dell, Inc. (b)                      $    171,014
    17,167 Hewlett-Packard Co.                      784,360
    25,948 Lexmark International, Inc.,
              Class A (b)                           904,029
                                               ------------
                                                  1,859,403
                                               ------------

           Construction & Engineering -- 0.4%
    18,144 Quanta Services, Inc. (b)                430,557
                                               ------------

           Consumer Finance -- 0.8%
    16,984 Capital One Financial Corp.              817,949
                                               ------------

           Containers & Packaging -- 0.9%
    11,066 Bemis Co., Inc.                          360,198
    20,753 Sealed Air Corp.                         553,898
                                               ------------
                                                    914,096
                                               ------------

           Diversified Consumer Services --
              0.5%
    44,349 H&R Block, Inc.                          555,250
                                               ------------

           Diversified Financial Services --
              1.8%
    12,453 JPMorgan Chase & Co.                     559,638
     6,633 Moody's Corp.                            194,811
    15,239 NASDAQ OMX Group (The), Inc. (b)         373,051
    24,107 NYSE Euronext                            766,843
                                               ------------
                                                  1,894,343
                                               ------------

           Diversified Telecommunication
              Services -- 1.4%
    30,749 AT&T, Inc.                               846,213
    15,656 CenturyLink, Inc.                        676,965
                                               ------------
                                                  1,523,178
                                               ------------

           Electric Utilities -- 8.4%
    37,271 Allegheny Energy, Inc.                   960,846
    20,090 American Electric Power Co., Inc.        716,811
    29,654 Duke Energy Corp.                        530,213
    23,405 Edison International                     849,133
    10,205 Entergy Corp.                            736,495
    17,360 Exelon Corp.                             737,974
    19,521 FirstEnergy Corp.                        763,662
    13,900 NextEra Energy, Inc.                     743,094
    11,333 Northeast Utilities                      373,082
    28,940 Pepco Holdings, Inc.                     537,416
    17,439 Pinnacle West Capital Corp.              709,942
    13,730 PPL Corp.                                354,097
    12,149 Progress Energy, Inc.                    545,733
     9,452 Southern Co.                             355,584
                                               ------------
                                                  8,914,082
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 1.6%
    46,765 Corning, Inc.                          1,038,651
    23,246 Molex, Inc.                              607,883
                                               ------------
                                                  1,646,534
                                               ------------



Page 74               See Notes to Financial Statements

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Energy Equipment & Services -- 1.8%
    14,907 Helmerich & Payne, Inc.             $    875,488
    15,401 Nabors Industries Ltd. (b)               375,785
    20,701 Rowan Cos., Inc. (b)                     709,630
                                               ------------
                                                  1,960,903
                                               ------------

           Food & Staples Retailing -- 2.0%
    20,784 CVS Caremark Corp.                       710,813
    23,622 Kroger (The) Co.                         505,511
     5,990 Sysco Corp.                              174,549
     9,276 Walgreen Co.                             375,121
     6,701 Wal-Mart Stores, Inc.                    375,725
                                               ------------
                                                  2,141,719
                                               ------------

           Food Products -- 3.7%
    30,034 Archer-Daniels-Midland Co.               981,211
     5,067 Campbell Soup Co.                        172,987
    16,003 ConAgra Foods, Inc.                      357,347
    81,758 Dean Foods Co. (b)                       829,844
     4,944 General Mills, Inc.                      171,952
     8,044 J.M. Smucker (The) Co.                   500,015
    52,467 Tyson Foods, Inc., Class A               863,082
                                               ------------
                                                  3,876,438
                                               ------------

           Gas Utilities -- 0.5%
     7,240 Nicor, Inc.                              365,403
     3,176 ONEOK, Inc.                              187,034
                                               ------------
                                                    552,437
                                               ------------

           Health Care Equipment & Supplies --
              1.4%
     5,152 DENTSPLY International, Inc.             182,793
    14,243 Medtronic, Inc.                          545,792
    13,466 Zimmer Holdings, Inc. (b)                796,648
                                               ------------
                                                  1,525,233
                                               ------------

           Health Care Providers & Services --
              5.6%
    29,613 Aetna, Inc.                              975,452
     4,596 Cardinal Health, Inc.                    190,780
    34,223 Coventry Health Care, Inc. (b)         1,025,663
    16,507 Humana, Inc. (b)                         956,911
     2,501 McKesson Corp.                           188,000
     9,783 Quest Diagnostics, Inc.                  557,142
    25,020 UnitedHealth Group, Inc.               1,027,071
    15,891 WellPoint, Inc. (b)                      987,149
                                               ------------
                                                  5,908,168
                                               ------------

           Household Durables -- 1.2%
    14,756 D.R. Horton, Inc.                        182,827
    15,880 Leggett & Platt, Inc.                    357,776
     8,134 Whirlpool Corp.                          695,457
                                               ------------
                                                  1,236,060
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Household Products -- 0.3%
     2,794 Kimberly-Clark Corp.                $    180,855
     2,736 Procter & Gamble (The) Co.               172,724
                                               ------------
                                                    353,579
                                               ------------

           Independent Power Producers &
              Energy Traders -- 2.3%
    43,363 AES (The) Corp. (b)                      537,701
    29,494 Constellation Energy Group, Inc.         951,181
    46,237 NRG Energy, Inc. (b)                     959,418
                                               ------------
                                                  2,448,300
                                               ------------

           Industrial Conglomerates -- 1.1%
     4,189 3M Co.                                   368,297
     9,623 General Electric Co.                     193,807
    12,743 Tyco International Ltd.                  571,269
                                               ------------
                                                  1,133,373
                                               ------------

           Insurance -- 7.0%
    14,513 ACE Ltd.                                 893,856
    13,713 Assurant, Inc.                           537,961
     2,197 Berkshire Hathaway, Inc., Class B (b)    179,605
    12,116 Chubb (The) Corp.                        701,880
    16,668 Cincinnati Financial Corp.               534,043
    27,285 Hartford Financial Services Group
              (The), Inc.                           757,977
    12,997 Lincoln National Corp.                   374,833
     4,525 Loews Corp.                              181,226
     3,963 MetLife, Inc.                            181,387
    18,186 Progressive (The) Corp.                  360,265
    12,312 Prudential Financial, Inc.               757,311
     8,839 Torchmark Corp.                          550,670
    16,217 Travelers (The) Cos., Inc.               912,368
    21,809 Unum Group                               543,916
                                               ------------
                                                  7,467,298
                                               ------------

           Internet Software & Services --
              0.3%
    21,733 Yahoo!, Inc. (b)                         350,336
                                               ------------

           IT Services -- 2.8%
    18,217 Computer Sciences Corp.                  970,784
     6,425 Fidelity National Information
              Services, Inc.                        195,513
     3,009 Fiserv, Inc. (b)                         185,866
    45,569 SAIC, Inc. (b)                           755,078
    46,990 Total System Services, Inc.              818,096
                                               ------------
                                                  2,925,337
                                               ------------

           Leisure Equipment & Products --
              0.5%
    20,768 Mattel, Inc.                             491,786
                                               ------------

           Life Sciences Tools & Services --
              0.4%
     6,530 Thermo Fisher Scientific, Inc. (b)       373,973
                                               ------------



                      See Notes to Financial Statements                  Page 75

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Media -- 3.7%
     9,239 CBS Corp., Class B                  $    183,209
    59,872 Gannett Co., Inc.                        882,513
     4,835 McGraw-Hill (The) Cos., Inc.             188,468
    10,431 Meredith Corp.                           351,525
    36,275 News Corp., Class A                      544,851
    16,415 Time Warner, Inc.                        516,252
     9,637 Walt Disney (The) Co.                    374,590
     2,053 Washington Post (The) Co., Class B       879,403
                                               ------------
                                                  3,920,811
                                               ------------

           Multiline Retail -- 2.3%
    23,727 Big Lots, Inc. (b)                       754,282
    11,182 J. C. Penney Co., Inc.                   358,607
     9,722 Kohl's Corp. (b)                         493,683
     7,163 Sears Holdings Corp. (b)                 539,875
     6,010 Target Corp.                             329,528
                                               ------------
                                                  2,475,975
                                               ------------

           Multi-Utilities -- 8.6%
    18,735 Ameren Corp.                             531,512
    22,990 CenterPoint Energy, Inc.                 371,288
    38,856 CMS Energy Corp.                         757,692
    10,657 Consolidated Edison, Inc.                531,891
    16,919 Dominion Resources, Inc.                 736,653
    19,937 DTE Energy Co.                           922,286
     7,446 Integrys Energy Group, Inc.              354,355
    41,019 NiSource, Inc.                           763,774
    11,043 PG&E Corp.                               511,070
    28,400 Public Service Enterprise Group,
              Inc.                                  921,012
    13,010 SCANA Corp.                              549,933
    10,064 Sempra Energy                            524,032
    29,670 TECO Energy, Inc.                        546,225
     6,141 Wisconsin Energy Corp.                   370,241
    30,687 Xcel Energy, Inc.                        723,293
                                               ------------
                                                  9,115,257
                                               ------------

           Office Electronics -- 0.3%
    31,368 Xerox Corp.                              333,128
                                               ------------

           Oil, Gas & Consumable Fuels --
              10.6%
     7,576 Apache Corp.                             904,271
     4,654 Cabot Oil & Gas Corp.                    193,746
    27,897 Chesapeake Energy Corp.                  823,799
     9,901 Chevron Corp.                            939,902
    13,266 ConocoPhillips                           947,989
    11,510 Devon Energy Corp.                     1,020,822
    26,264 El Paso Corp.                            417,072
     1,928 EOG Resources, Inc.                      205,120
     9,886 Exxon Mobil Corp.                        797,603
    11,801 Hess Corp.                               992,700
    24,399 Marathon Oil Corp.                     1,115,034
     5,384 Occidental Petroleum Corp.               520,525
    19,904 QEP Resources, Inc.                      808,899
     7,043 Spectra Energy Corp.                     184,738
     8,965 Sunoco, Inc.                             380,564

Shares     Description                         Value
-----------------------------------------------------------

           Oil, Gas & Consumable Fuels
              (Continued)
     9,497 Tesoro Corp. (b)                    $    182,817
    31,262 Valero Energy Corp.                      792,804
                                               ------------
                                                 11,228,405
                                               ------------

           Paper & Forest Products -- 0.5%
    13,266 International Paper Co.                  383,122
     6,728 MeadWestvaco Corp.                       192,623
                                               ------------
                                                    575,745
                                               ------------

           Pharmaceuticals -- 2.3%
    13,647 Bristol-Myers Squibb Co.                 343,631
    16,517 Forest Laboratories, Inc. (b)            532,838
     8,537 Johnson & Johnson                        510,257
    20,053 Merck & Co., Inc.                        665,158
    20,641 Pfizer, Inc.                             376,079
                                               ------------
                                                  2,427,963
                                               ------------

           Professional Services -- 0.3%
    10,150 Equifax, Inc.                            362,558
                                               ------------

           Real Estate Investment Trusts --
              0.8%
    38,177 Weyerhaeuser Co.                         884,943
                                               ------------

           Road & Rail -- 0.8%
     5,754 Norfolk Southern Corp.                   352,087
    10,036 Ryder System, Inc.                       482,531
                                               ------------
                                                    834,618
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 2.3%
    42,961 Intel Corp.                              921,943
    26,264 National Semiconductor Corp.             398,162
    64,347 Teradyne, Inc. (b)                     1,073,308
                                               ------------
                                                  2,393,413
                                               ------------

           Software -- 1.0%
     7,201 CA, Inc.                                 171,384
   152,604 Novell, Inc. (b)                         918,676
                                               ------------
                                                  1,090,060
                                               ------------

           Specialty Retail -- 3.6%
    21,076 Best Buy Co., Inc.                       716,584
    39,484 GameStop Corp., Class A (b)              831,928
    32,647 Gap (The), Inc.                          629,108
     5,019 Home Depot (The), Inc.                   184,549
    21,059 Lowe's Cos., Inc.                        522,263
    48,858 RadioShack Corp.                         740,199
     7,731 Staples, Inc.                            172,478
                                               ------------
                                                  3,797,109
                                               ------------

           Textiles, Apparel & Luxury Goods --
              0.3%
     4,195 VF Corp.                                 347,010
                                               ------------



Page 76               See Notes to Financial Statements

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Thrifts & Mortgage Finance -- 0.1%
    13,818 Hudson City Bancorp, Inc.           $    151,722
                                               ------------

           Tobacco -- 0.1%
     2,142 Lorillard, Inc.                          161,164
                                               ------------

           Wireless Telecommunication
              Services -- 0.7%
   170,865 Sprint Nextel Corp. (b)                  772,310
                                               ------------
           Total Common Stocks -- 100.0%        106,068,207
           (Cost $99,479,254)

           Money Market Fund -- 0.0%
    16,866 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              16,866
           (Cost $16,866)                      ------------

           Total Investments -- 100.0%          106,085,073
           (Cost $99,496,120) (d)
           Net Other Assets and
              Liabilities -- 0.0%                     1,798
                                               ------------
           Net Assets -- 100.0%                $106,086,871
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,621,092 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,032,139.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*        $106,068,207   $      --     $     --
Money Market Fund           16,866          --           --
                      -------------------------------------
Total Investments     $106,085,073   $      --     $     --
                      =====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 77

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.1%
           Aerospace & Defense -- 1.1%
     3,833 Goodrich Corp.                      $    347,346
     9,788 Honeywell International, Inc.            548,226
     2,143 United Technologies Corp.                174,226
                                               ------------
                                                  1,069,798
                                               ------------

           Air Freight & Logistics -- 2.1%
    10,816 C.H. Robinson Worldwide, Inc.            833,805
    15,886 Expeditors International of
              Washington, Inc.                      804,944
     4,649 United Parcel Service, Inc., Class B     332,961
                                               ------------
                                                  1,971,710
                                               ------------

           Automobiles -- 1.5%
    51,657 Ford Motor Co. (b)                       823,929
    15,008 Harley-Davidson, Inc.                    595,067
                                               ------------
                                                  1,418,996
                                               ------------

           Beverages -- 0.2%
     2,425 Brown-Forman Corp., Class B              160,899
                                               ------------

           Biotechnology -- 0.3%
     5,033 Biogen Idec, Inc. (b)                    329,511
                                               ------------

           Capital Markets -- 2.4%
    15,070 Ameriprise Financial, Inc.               929,066
    14,031 Invesco Ltd.                             347,127
    26,024 Janus Capital Group, Inc.                335,970
    10,459 T. Rowe Price Group, Inc.                689,457
                                               ------------
                                                  2,301,620
                                               ------------
           Chemicals -- 5.4%
     3,711 Air Products and Chemicals, Inc.         323,785
     4,996 CF Industries Holdings, Inc.             674,660
    13,534 E.I. du Pont de Nemours & Co.            685,903
    10,314 Eastman Chemical Co.                     957,758
     6,515 FMC Corp.                                495,531
     9,362 International Flavors & Fragrances,
              Inc.                                  534,102
     8,031 PPG Industries, Inc.                     676,852
     1,768 Praxair, Inc.                            164,495
     4,030 Sherwin-Williams (The) Co.               341,462
     5,072 Sigma-Aldrich Corp.                      322,833
                                               ------------
                                                  5,177,381
                                               ------------

           Commercial Banks -- 1.1%
    75,749 Huntington Bancshares, Inc.              548,423
    19,071 KeyCorp                                  169,732
    10,892 Wells Fargo & Co.                        353,118
                                               ------------
                                                  1,071,273
                                               ------------

           Commercial Services & Supplies --
              0.9%
    12,290 Avery Dennison Corp.                     517,286
     4,171 Stericycle, Inc. (b)                     327,382
                                               ------------
                                                    844,668
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Communications Equipment -- 2.5%
     6,664 F5 Networks, Inc. (b)               $    722,245
    59,898 JDS Uniphase Corp. (b)                 1,016,469
    18,285 Juniper Networks, Inc. (b)               678,739
                                               ------------
                                                  2,417,453
                                               ------------

           Computers & Peripherals -- 2.9%
     1,612 Apple, Inc. (b)                          546,984
    14,739 EMC Corp. (b)                            366,854
    12,283 NetApp, Inc. (b)                         672,249
    17,396 SanDisk Corp. (b)                        789,256
     9,958 Western Digital Corp. (b)                338,771
                                               ------------
                                                  2,714,114
                                               ------------

           Construction & Engineering -- 1.0%
    13,089 Fluor Corp.                              905,628
                                               ------------

           Containers & Packaging -- 0.7%
     9,920 Ball Corp.                               705,610
                                               ------------

           Diversified Financial Services --
              0.4%
    11,567 Leucadia National Corp.                  376,159
                                               ------------

           Diversified Telecommunication
              Services -- 2.0%
    69,382 Frontier Communications Corp.            636,233
    88,711 Qwest Communications International,
              Inc.                                  632,509
     4,716 Verizon Communications, Inc.             167,984
    37,332 Windstream Corp.                         478,223
                                               ------------
                                                  1,914,949
                                               ------------

           Electrical Equipment -- 1.7%
     5,903 Emerson Electric Co.                     347,569
     9,415 Rockwell Automation, Inc.                762,709
     6,808 Roper Industries, Inc.                   528,913
                                               ------------
                                                  1,639,191
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 0.2%
     3,197 Amphenol Corp., Class A                  176,922
                                               ------------

           Energy Equipment & Services -- 4.0%
    15,171 Baker Hughes, Inc.                     1,039,365
    10,257 Cameron International Corp. (b)          546,698
     5,854 FMC Technologies, Inc. (b)               550,276
    16,536 Halliburton Co.                          744,120
     7,737 National Oilwell Varco, Inc.             571,764
     4,042 Schlumberger Ltd.                        359,698
                                               ------------
                                                  3,811,921
                                               ------------

           Food & Staples Retailing -- 0.9%
    17,145 Whole Foods Market, Inc.                 886,568
                                               ------------



Page 78               See Notes to Financial Statements

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Food Products -- 1.7%
    13,171 Hormel Foods Corp.                  $    650,647
     5,356 Kraft Foods, Inc., Class A               163,733
     3,627 McCormick & Co., Inc.                    160,313
     2,711 Mead Johnson Nutrition Co.               157,157
    29,718 Sara Lee Corp.                           504,315
                                               ------------
                                                  1,636,165
                                               ------------

           Health Care Equipment & Supplies --
              0.7%
     1,997 Becton, Dickinson & Co.                  165,651
     1,841 C. R. Bard, Inc.                         173,698
     4,873 Varian Medical Systems, Inc. (b)         329,269
                                               ------------
                                                    668,618
                                               ------------

           Health Care Providers & Services --
              2.8%
     9,893 AmerisourceBergen Corp.                  354,763
     4,604 CIGNA Corp.                              193,460
    12,489 Express Scripts, Inc. (b)                703,506
     1,920 Laboratory Corp. of America
              Holdings (b)                          172,627
     5,508 Medco Health Solutions, Inc. (b)         336,098
   129,642 Tenet Healthcare Corp. (b)               862,119
                                               ------------
                                                  2,622,573
                                               ------------

           Health Care Technology -- 0.2%
     1,781 Cerner Corp. (b)                         176,052
                                               ------------

           Hotels, Restaurants & Leisure --
              4.3%
    14,641 Carnival Corp.                           654,599
     3,634 Darden Restaurants, Inc.                 171,198
    12,528 Marriott International, Inc.,
              Class A                               494,731
    21,010 Starbucks Corp.                          662,445
     8,563 Starwood Hotels & Resorts
              Worldwide, Inc.                       504,960
    17,369 Wyndham Worldwide Corp.                  488,590
     8,354 Wynn Resorts Ltd.                        971,821
     3,440 Yum! Brands, Inc.                        160,854
                                               ------------
                                                  4,109,198
                                               ------------

           Household Durables -- 2.0%
    18,733 Harman International Industries,
              Inc. (b)                              811,513
    27,755 Lennar Corp., Class A                    537,337
     7,782 Stanley Black & Decker, Inc.             565,596
                                               ------------
                                                  1,914,446
                                               ------------

           Insurance -- 0.4%
     5,983 Aflac, Inc.                              344,501
                                               ------------

           Internet & Catalog Retail -- 2.5%
     4,818 Amazon.com, Inc. (b)                     817,326
     3,842 Netflix, Inc. (b)                        822,495
     1,691 priceline.com, Inc. (b)                  724,627
                                               ------------
                                                  2,364,448
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Internet Software & Services --
              0.8%
    12,130 eBay, Inc. (b)                      $    368,267
       283 Google, Inc., Class A (b)                169,902
    14,283 Monster Worldwide, Inc. (b)              237,812
                                               ------------
                                                    775,981
                                               ------------

           IT Services -- 0.9%
     9,213 Cognizant Technology Solutions
              Corp., Class A (b)                    672,088
     4,100 Teradata Corp. (b)                       176,259
                                               ------------
                                                    848,347
                                               ------------
           Leisure Equipment & Products --
              0.2%
     3,577 Hasbro, Inc.                             157,710
                                               ------------

           Life Sciences Tools & Services --
              1.4%
    20,934 Agilent Technologies, Inc. (b)           875,669
     3,041 Life Technologies Corp. (b)              165,096
    13,073 PerkinElmer, Inc.                        334,407
                                               ------------
                                                  1,375,172
                                               ------------

           Machinery -- 8.9%
     7,207 Caterpillar, Inc.                        699,151
     7,883 Cummins, Inc.                            834,652
     7,155 Danaher Corp.                            329,559
    10,443 Deere & Co.                              949,269
    11,550 Dover Corp.                              740,355
     8,543 Eaton Corp.                              922,302
     1,414 Flowserve Corp.                          176,736
     6,322 Illinois Tool Works, Inc.                338,164
    14,336 Ingersoll-Rand PLC                       676,659
    11,757 PACCAR, Inc.                             664,153
    10,496 Pall Corp.                               581,584
    10,049 Parker Hannifin Corp.                    898,481
    11,932 Snap-on, Inc.                            675,709
                                               ------------
                                                  8,486,774
                                               ------------

           Media -- 3.6%
    19,949 Cablevision Systems Corp., Class A       675,274
    23,687 Comcast Corp., Class A                   538,879
     4,227 DIRECTV, Class A (b)                     179,183
    48,999 Interpublic Group of Cos. (The),
              Inc. (b)                              523,799
     7,371 Omnicom Group, Inc.                      330,810
     6,523 Scripps Networks Interactive,
              Class A                               303,320
    10,224 Time Warner Cable, Inc.                  693,494
     4,262 Viacom, Inc., Class B                    177,086
                                               ------------
                                                  3,421,845
                                               ------------

           Metals & Mining -- 3.4%
     9,431 Allegheny Technologies, Inc.             614,807
    11,117 Cliffs Natural Resources, Inc.           950,059
     7,221 Freeport-McMoRan Copper &
              Gold, Inc.                            785,283


                      See Notes to Financial Statements                  Page 79

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Metals & Mining (Continued)
    14,846 United States Steel Corp.           $    856,169
                                               ------------
                                                  3,206,318
                                               ------------

           Multiline Retail -- 1.8%
    13,581 Family Dollar Stores, Inc.               576,921
    26,683 Macy's, Inc.                             617,712
    12,279 Nordstrom, Inc.                          505,649
                                               ------------
                                                  1,700,282
                                               ------------

           Oil, Gas & Consumable Fuels -- 6.1%
     8,863 Anadarko Petroleum Corp.                 683,160
     6,926 CONSOL Energy, Inc.                      344,222
    27,260 Denbury Resources, Inc. (b)              554,741
     9,700 Massey Energy Co.                        609,742
    11,633 Murphy Oil Corp.                         771,268
    12,027 Newfield Exploration Co. (b)             880,016
     3,920 Noble Energy, Inc.                       357,112
    10,552 Peabody Energy Corp.                     669,208
     9,989 Pioneer Natural Resources Co.            950,553
                                               ------------
                                                  5,820,022
                                               ------------

           Personal Products -- 0.9%
    10,748 Estee Lauder (The) Cos., Inc.,
              Class A                               865,214
                                               ------------

           Pharmaceuticals -- 1.1%
    15,975 Mylan, Inc. (b)                          369,981
    13,070 Watson Pharmaceuticals, Inc. (b)         712,576
                                               ------------
                                                  1,082,557
                                               ------------

           Professional Services -- 0.2%
     5,517 Robert Half International, Inc.          173,013
                                               ------------

           Real Estate Investment Trusts --
              1.5%
    13,063 Apartment Investment &
              Management Co., Class A               333,890
     1,961 Boston Properties, Inc.                  185,060
     3,248 Equity Residential                       176,009
    18,888 Host Hotels & Resorts, Inc.              349,617
    18,713 Kimco Realty Corp.                       338,518
                                               ------------
                                                  1,383,094
                                               ------------

           Real Estate Management &
              Development -- 1.0%
    42,350 CB Richard Ellis Group, Inc.,
              Class A (b)                           939,747
                                               ------------

           Road & Rail -- 1.0%
     5,224 CSX Corp.                                368,815
     5,616 Union Pacific Corp.                      531,442
                                               ------------
                                                    900,257
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 6.9%
    41,264 Advanced Micro Devices, Inc. (b)         323,097
    18,973 Altera Corp.                             712,816

Shares     Description                         Value
-----------------------------------------------------------

           Semiconductors & Semiconductor
              Equipment (Continued)
    13,813 Analog Devices, Inc.                $    536,359
    24,025 Applied Materials, Inc.                  376,952
    15,502 Broadcom Corp., Class A                  698,985
     8,735 KLA-Tencor Corp.                         385,039
     4,879 Linear Technology Corp.                  169,740
    86,875 LSI Corp. (b)                            537,756
     4,934 Microchip Technology, Inc.               179,943
    21,045 Micron Technology, Inc. (b)              221,814
    20,886 Novellus Systems, Inc. (b)               753,358
    33,791 NVIDIA Corp. (b)                         808,281
    20,773 Texas Instruments, Inc.                  704,412
     5,823 Xilinx, Inc.                             187,501
                                               ------------
                                                  6,596,053
                                               ------------

           Software -- 4.1%
    13,621 Autodesk, Inc. (b)                       554,102
     3,581 BMC Software, Inc. (b)                   170,814
     4,935 Citrix Systems, Inc. (b)                 311,793
    44,593 Compuware Corp. (b)                      478,037
    10,556 Intuit, Inc. (b)                         495,393
     3,644 McAfee, Inc. (b)                         174,548
    16,626 Oracle Corp.                             532,531
    11,400 Red Hat, Inc. (b)                        471,048
     5,113 Salesforce.com, Inc. (b)                 660,293
                                               ------------
                                                  3,848,559
                                               ------------

           Specialty Retail -- 6.3%
    15,050 Abercrombie & Fitch Co., Class A         758,670
     3,181 AutoZone, Inc. (b)                       806,479
    10,586 Bed Bath & Beyond, Inc. (b)              508,128
    27,205 CarMax, Inc. (b)                         888,243
    28,225 Limited Brands, Inc.                     825,299
     8,611 O'Reilly Automotive, Inc. (b)            489,363
    10,674 Ross Stores, Inc.                        695,945
    13,928 Tiffany & Co.                            809,635
     3,803 TJX (The) Cos., Inc.                     180,224
                                               ------------
                                                  5,961,986
                                               ------------

           Textiles, Apparel & Luxury Goods --
              1.8%
    15,682 Coach, Inc.                              848,239
     1,976 NIKE, Inc., Class B                      162,980
     6,086 Polo Ralph Lauren Corp.                  652,298
                                               ------------
                                                  1,663,517
                                               ------------

           Tobacco -- 0.4%
     2,884 Philip Morris International, Inc.        165,080
     5,173 Reynolds American, Inc.                  164,553
                                               ------------
                                                    329,633
                                               ------------

           Trading Companies & Distributors --
              1.0%
     2,818 Fastenal Co.                             163,613
     6,279 W.W. Grainger, Inc.                      825,500
                                               ------------
                                                    989,113
                                               ------------


Page 80               See Notes to Financial Statements

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Wireless Telecommunication
              Services -- 0.9%
    68,669 MetroPCS Communications, Inc. (b)   $    887,890
                                               ------------
           Total Common Stocks -- 100.1%         95,143,456
           (Cost $87,538,651)

           Money Market Fund -- 0.0%
    20,787 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              20,787
           (Cost $20,787)                      ------------

           Total Investments -- 100.1%           95,164,243
           (Cost $87,559,438) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (56,137)
                                               ------------
           Net Assets -- 100.0%                $ 95,108,106
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,481,436 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $876,631.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $95,143,456   $      --     $     --
Money Market Fund           20,787          --           --
                       ------------------------------------
Total Investments      $95,164,243   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 81

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Aerospace & Defense -- 2.7%
       749 AAR Corp. (b)                   $         20,066
       838 Alliant Techsystems, Inc. (b)             63,487
       652 Ceradyne, Inc. (b)                        23,100
     1,033 Curtiss-Wright Corp.                      35,845
       196 Esterline Technologies Corp. (b)          13,951
     1,272 General Dynamics Corp.                    95,909
       422 ITT Corp.                                 24,864
     1,600 L-3 Communications Holdings, Inc.        125,200
       314 Lockheed Martin Corp.                     24,994
       517 Moog, Inc., Class A (b)                   22,045
     1,741 Northrop Grumman Corp.                   120,651
       392 Orbital Sciences Corp. (b)                 6,688
     2,434 Raytheon Co.                             121,676
       468 Teledyne Technologies, Inc. (b)           22,141
                                               ------------
                                                    720,617
                                               ------------

           Air Freight & Logistics -- 0.3%
       709 FedEx Corp.                               64,037
       237 Forward Air Corp.                          6,615
                                               ------------
                                                     70,652
                                               ------------

           Airlines -- 0.5%
     2,109 AirTran Holdings, Inc. (b)                15,585
     7,073 JetBlue Airways Corp. (b)                 42,438
     2,195 SkyWest, Inc.                             33,035
     3,476 Southwest Airlines Co.                    41,191
                                               ------------
                                                    132,249
                                               ------------

           Auto Components -- 0.3%
       905 Drew Industries, Inc.                     21,376
       575 Johnson Controls, Inc.                    22,075
     1,104 Spartan Motors, Inc.                       6,889
     1,502 Standard Motor Products, Inc.             18,189
                                               ------------
                                                     68,529
                                               ------------

           Automobiles -- 0.1%
       918 Thor Industries, Inc.                     34,113
                                               ------------

           Beverages -- 0.3%
     1,798 Molson Coors Brewing Co., Class B         84,272
                                               ------------

           Biotechnology -- 0.8%
     1,644 Amgen, Inc. (b)                           90,552
     1,827 Cephalon, Inc. (b)                       107,939
       215 Martek Biosciences Corp. (b)               6,753
                                               ------------
                                                    205,244
                                               ------------

           Building Products -- 0.3%
       540 A.O. Smith Corp.                          23,117
       238 AAON, Inc.                                 6,409
       998 Apogee Enterprises, Inc.                  12,765
     1,055 Griffon Corp. (b)                         12,280
       709 Quanex Building Products Corp.            13,818
       218 Simpson Manufacturing Co., Inc.            6,486
       346 Universal Forest Products, Inc.           12,698
                                               ------------
                                                     87,573
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Capital Markets -- 1.1%
       728 Bank of New York Mellon (The)
              Corp.                            $     22,736
       840 Federated Investors, Inc., Class B        22,747
       198 Franklin Resources, Inc.                  23,889
       392 Goldman Sachs Group (The), Inc.           64,139
     1,643 Investment Technology Group,
              Inc. (b)                               30,281
       606 Legg Mason, Inc.                          20,077
     1,658 Morgan Stanley                            48,745
       588 Piper Jaffray Cos. (b)                    24,578
       655 SEI Investments Co.                       15,163
       474 State Street Corp.                        22,145
       996 TradeStation Group, Inc. (b)               6,942
                                               ------------
                                                    301,442
                                               ------------

           Chemicals -- 2.1%
     1,175 A. Schulman, Inc.                         25,086
       542 Arch Chemicals, Inc.                      19,642
     1,580 Ashland, Inc.                             91,735
     1,242 Cabot Corp.                               53,716
       445 Calgon Carbon Corp. (b)                    6,346
       881 Cytec Industries, Inc.                    48,050
       644 Dow Chemical (The) Co.                    22,849
     1,311 H.B. Fuller Co.                           29,878
       715 Minerals Technologies, Inc.               45,059
     1,519 Olin Corp.                                29,575
       890 OM Group, Inc. (b)                        32,200
     2,201 Penford Corp. (b)                         13,008
       705 RPM International, Inc.                   16,518
       307 Scotts Miracle-Gro (The) Co.,
              Class A                                15,863
       849 Sensient Technologies Corp.               28,790
       353 Stepan Co.                                25,600
       672 STR Holdings, Inc. (b)                    12,284
       904 Valspar (The) Corp.                       33,782
                                               ------------
                                                    549,981
                                               ------------

           Commercial Banks -- 1.5%
       155 Bank of the Ozarks, Inc.                   6,685
     1,026 Boston Private Financial Holdings,
              Inc.                                    6,885
       186 City Holding Co.                           6,473
       484 Community Bank System, Inc.               12,236
     2,392 East West Bancorp, Inc.                   51,930
     1,507 Fulton Financial Corp.                    15,552
       193 Hancock Holding Co.                        6,330
       610 Home Bancshares, Inc.                     12,481
       249 Independent Bank Corp.                     6,768
     2,334 International Bancshares Corp.            44,276
       278 NBT Bancorp, Inc.                          6,444
     1,086 PNC Financial Services Group, Inc.        65,160
       397 Prosperity Bancshares, Inc.               16,059
       595 S&T Bancorp, Inc.                         13,001
       236 Simmons First National Corp.,
              Class A                                 6,558
     2,105 TCF Financial Corp.                       31,449
       343 Tompkins Financial Corp.                  13,977
       627 Trustmark Corp.                           15,042
       162 UMB Financial Corp.                        6,585
       791 Webster Financial Corp.                   18,098


Page 82               See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a)  (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Commercial Banks (Continued)
       882 Wilshire Bancorp, Inc.              $      5,662
       623 Wintrust Financial Corp.                  20,503
                                               ------------
                                                    388,154
                                               ------------

           Commercial Services & Supplies --
              1.9%
       256 ABM Industries, Inc.                       6,579
     2,990 Brink's (The) Co.                         80,730
     2,358 Cintas Corp.                              66,166
     1,244 Corrections Corp. of America (b)          30,864
     1,109 G&K Services, Inc., Class A               34,745
       273 Geo Group (The), Inc. (b)                  6,489
       683 Mobile Mini, Inc. (b)                     13,961
     3,774 R.R. Donnelley & Sons Co.                 66,875
     1,511 Republic Services, Inc.                   46,599
     3,943 Standard Register (The) Co.               12,618
       537 Tetra Tech, Inc. (b)                      12,429
       623 UniFirst Corp.                            34,738
       322 United Stationers, Inc. (b)               20,054
       566 Waste Connections, Inc.                   16,397
     1,224 Waste Management, Inc.                    46,353
                                               ------------
                                                    495,597
                                               ------------

           Communications Equipment -- 1.7%
     3,056 Arris Group, Inc. (b)                     38,139
     1,435 Bel Fuse, Inc., Class B                   31,297
       895 Black Box Corp.                           31,495
     3,259 Cisco Systems, Inc. (b)                   68,928
     1,236 Comtech Telecommunications Corp.          34,682
     1,853 Digi International, Inc. (b)              19,623
     2,490 Harris Corp.                             115,885
     2,258 Tekelec (b)                               25,911
    16,635 Tellabs, Inc.                             88,165
                                               ------------
                                                    454,125
                                               ------------

           Computers & Peripherals -- 1.2%
     1,622 Dell, Inc. (b)                            21,345
       486 Diebold, Inc.                             14,901
     2,143 Hewlett-Packard Co.                       97,914
     2,447 Intevac, Inc. (b)                         33,646
     3,239 Lexmark International, Inc.,
              Class A (b)                           112,847
     1,783 Super Micro Computer, Inc. (b)            25,096
                                               ------------
                                                    305,749
                                               ------------

           Construction & Engineering -- 1.1%
     1,672 Aecom Technology Corp. (b)                48,939
     1,395 Dycom Industries, Inc. (b)                22,418
       568 Granite Construction, Inc.                14,677
       776 Insituform Technologies, Inc.,
              Class A (b)                            21,348
     1,023 KBR, Inc.                                 32,838
     2,265 Quanta Services, Inc. (b)                 53,749

Shares     Description                         Value
-----------------------------------------------------------

           Construction & Engineering
              (Continued)
     1,931 URS Corp. (b)                       $     85,833
                                               ------------
                                                    279,802
                                               ------------

           Consumer Finance -- 0.4%
     2,120 Capital One Financial Corp.              102,099
                                               ------------

           Containers & Packaging -- 1.9%
       983 AptarGroup, Inc.                          47,243
     1,381 Bemis Co., Inc.                           44,952
       755 Greif, Inc., Class A                      47,603
     2,112 Myers Industries, Inc.                    19,304
     2,413 Packaging Corp. of America                68,167
     1,490 Rock-Tenn Co., Class A                    99,457
     2,591 Sealed Air Corp.                          69,154
       435 Silgan Holdings, Inc.                     16,238
     1,389 Sonoco Products Co.                       49,379
     1,468 Temple-Inland, Inc.                       35,217
                                               ------------
                                                    496,714
                                               ------------

           Distributors -- 0.1%
     3,973 Audiovox Corp., Class A (b)               28,526
                                               ------------

           Diversified Consumer Services --
              1.5%
     3,877 Career Education Corp. (b)                87,000
     6,581 Corinthian Colleges, Inc. (b)             34,748
     5,536 H&R Block, Inc.                           69,311
       646 Hillenbrand, Inc.                         13,960
     1,337 Matthews International Corp.,
              Class A                                47,383
     4,841 Regis Corp.                               81,135
     5,667 Service Corp. International               49,133
                                               ------------
                                                    382,670
                                               ------------

           Diversified Financial Services --
              0.9%
       377 Interactive Brokers Group, Inc.,
              Class A                                 6,096
     1,554 JPMorgan Chase & Co.                      69,837
       828 Moody's Corp.                             24,318
     1,903 NASDAQ OMX Group (The), Inc. (b)          46,586
     3,010 NYSE Euronext                             95,748
                                               ------------
                                                    242,585
                                               ------------

           Diversified Telecommunication
              Services -- 0.7%
     3,839 AT&T, Inc.                               105,649
     1,954 CenturyLink, Inc.                         84,491
                                               ------------
                                                    190,140
                                               ------------

           Electric Utilities -- 6.8%
     4,653 Allegheny Energy, Inc.                   119,954
       722 ALLETE, Inc.                              26,649
     2,508 American Electric Power Co., Inc.         89,485
     1,568 Central Vermont Public Service Corp.      33,665
     2,612 Cleco Corp.                               81,651
     1,819 DPL, Inc.                                 47,621


                      See Notes to Financial Statements                  Page 83

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Electric Utilities (Continued)
     3,702 Duke Energy Corp.                   $     66,192
     2,922 Edison International                     106,010
       977 El Paso Electric Co. (b)                  26,330
     1,274 Entergy Corp.                             91,945
     2,167 Exelon Corp.                              92,119
     2,437 FirstEnergy Corp.                         95,335
     4,144 Great Plains Energy, Inc.                 81,554
     1,368 Hawaiian Electric Industries, Inc.        34,063
     1,686 IDACORP, Inc.                             63,006
     1,736 NextEra Energy, Inc.                      92,807
     1,415 Northeast Utilities                       46,582
     5,720 NV Energy, Inc.                           82,196
     3,613 Pepco Holdings, Inc.                      67,093
     2,177 Pinnacle West Capital Corp.               88,626
     4,788 PNM Resources, Inc.                       62,388
     1,714 PPL Corp.                                 44,204
     1,516 Progress Energy, Inc.                     68,099
     1,180 Southern Co.                              44,392
       687 UIL Holdings Corp.                        20,741
       750 Unisource Energy Corp.                    26,857
     3,194 Westar Energy, Inc.                       81,447
                                               ------------
                                                  1,781,011
                                               ------------

           Electrical Equipment -- 0.4%
       672 AZZ, Inc.                                 26,941
       412 Brady Corp., Class A                      13,493
       818 Powell Industries, Inc. (b)               31,010
       700 Regal-Beloit Corp.                        46,718
                                               ------------
                                                    118,162
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 3.1%
     4,777 Agilysys, Inc. (b)                        27,372
     1,820 Arrow Electronics, Inc. (b)               68,796
     1,887 Avnet, Inc. (b)                           67,215
     1,888 Benchmark Electronics, Inc. (b)           35,853
     1,540 Brightpoint, Inc. (b)                     13,975
     1,001 Checkpoint Systems, Inc. (b)              20,691
     5,838 Corning, Inc.                            129,662
     2,431 CTS Corp.                                 27,567
     4,210 Ingram Micro, Inc., Class A (b)           83,105
     2,605 Insight Enterprises, Inc. (b)             36,262
       562 Itron, Inc. (b)                           32,607
       518 Methode Electronics, Inc.                  6,123
     2,902 Molex, Inc.                               75,887
       686 Park Electrochemical Corp.                20,896
       869 Plexus Corp. (b)                          23,498
       755 RadiSys Corp. (b)                          6,387
       422 ScanSource, Inc. (b)                      15,281
     1,099 SYNNEX Corp. (b)                          36,696
     1,826 Tech Data Corp. (b)                       85,658
                                               ------------
                                                    813,531
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Energy Equipment & Services -- 2.8%
       724 Bristow Group, Inc. (b)             $     37,279
     2,603 Exterran Holdings, Inc. (b)               64,580
       730 Gulf Island Fabrication, Inc.             19,768
     2,568 Helix Energy Solutions Group,
              Inc. (b)                               31,843
     1,861 Helmerich & Payne, Inc.                  109,296
     1,642 Hornbeck Offshore Services, Inc. (b)      38,981
     1,923 Nabors Industries Ltd. (b)                46,921
     1,446 Patterson-UTI Energy, Inc.                33,750
     2,335 Pioneer Drilling Co. (b)                  20,688
       472 Pride International, Inc. (b)             15,340
     2,585 Rowan Cos., Inc. (b)                      88,614
       339 SEACOR Holdings, Inc.                     35,829
     2,266 TETRA Technologies, Inc. (b)              25,719
     1,493 Tidewater, Inc.                           88,819
     1,729 Unit Corp. (b)                            88,525
                                               ------------
                                                    745,952
                                               ------------

           Food & Staples Retailing -- 1.6%
       740 Andersons (The), Inc.                     28,697
       651 BJ's Wholesale Club, Inc. (b)             28,605
       316 Casey's General Stores, Inc.              13,427
     2,595 CVS Caremark Corp.                        88,749
     2,949 Kroger (The) Co.                          63,109
     1,692 Ruddick Corp.                             57,020
     1,587 Spartan Stores, Inc.                      22,996
       748 Sysco Corp.                               21,797
     1,158 Walgreen Co.                              46,829
       837 Wal-Mart Stores, Inc.                     46,930
                                               ------------
                                                    418,159
                                               ------------

           Food Products -- 3.0%
     3,750 Archer-Daniels-Midland Co.               122,513
     1,086 Cal-Maine Foods, Inc.                     30,799
       632 Campbell Soup Co.                         21,576
     1,998 ConAgra Foods, Inc.                       44,615
    10,207 Dean Foods Co. (b)                       103,601
     1,158 Flowers Foods, Inc.                       29,216
       618 General Mills, Inc.                       21,494
       426 J & J Snack Foods Corp.                   18,092
     1,004 J.M. Smucker (The) Co.                    62,409
       545 Lancaster Colony Corp.                    30,286
       719 Ralcorp Holdings, Inc. (b)                44,003
       876 Sanderson Farms, Inc.                     36,012
     1,271 Seneca Foods Corp., Class A (b)           35,334
     3,895 Smithfield Foods, Inc. (b)                77,549
       574 Snyders-Lance, Inc.                       11,905
     6,550 Tyson Foods, Inc., Class A               107,748
                                               ------------
                                                    797,152
                                               ------------

           Gas Utilities -- 1.9%
     1,739 AGL Resources, Inc.                       63,821
     1,998 Atmos Energy Corp.                        65,135
     1,665 Energen Corp.                             93,074
       563 Laclede Group (The), Inc.                 21,394
       156 New Jersey Resources Corp.                 6,546


Page 84               See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Gas Utilities (Continued)
       904 Nicor, Inc.                         $     45,625
       289 Northwest Natural Gas Co.                 12,878
       396 ONEOK, Inc.                               23,320
       736 Piedmont Natural Gas Co., Inc.            20,652
     1,790 Questar Corp.                             31,200
       733 Southwest Gas Corp.                       27,297
     1,481 UGI Corp.                                 46,429
     1,307 WGL Holdings, Inc.                        47,130
                                               ------------
                                                    504,501
                                               ------------

           Health Care Equipment & Supplies --
              1.6%
       136 Analogic Corp.                             6,946
       509 CONMED Corp. (b)                          13,290
     1,240 CryoLife, Inc. (b)                         6,287
       643 DENTSPLY International, Inc.              22,814
       852 Greatbatch, Inc. (b)                      20,065
       737 ICU Medical, Inc. (b)                     28,787
     1,572 Immucor, Inc. (b)                         31,078
       446 Invacare Corp.                            12,327
     1,778 Medtronic, Inc.                           68,133
       425 Merit Medical Systems, Inc. (b)            6,277
       474 Natus Medical, Inc. (b)                    7,138
     2,907 Symmetry Medical, Inc. (b)                27,820
       869 Teleflex, Inc.                            49,811
       499 West Pharmaceutical Services, Inc.        19,955
     1,681 Zimmer Holdings, Inc. (b)                 99,448
                                               ------------
                                                    420,176
                                               ------------

           Health Care Providers & Services --
              5.4%
     3,697 Aetna, Inc.                              121,779
     1,023 Amedisys, Inc. (b)                        34,874
       781 AMERIGROUP Corp. (b)                      40,901
     1,637 AmSurg Corp. (b)                          34,492
       574 Cardinal Health, Inc.                     23,827
     1,061 Centene Corp. (b)                         29,411
     1,251 Community Health Systems, Inc. (b)        43,935
     4,272 Coventry Health Care, Inc. (b)           128,032
     1,587 Cross Country Healthcare, Inc. (b)        11,427
     1,011 Gentiva Health Services, Inc. (b)         23,273
       317 Hanger Orthopedic Group, Inc. (b)          6,514
     3,072 Healthways, Inc. (b)                      36,772
       508 Henry Schein, Inc. (b)                    33,355
     2,060 Humana, Inc. (b)                         119,418
     4,375 Kindred Healthcare, Inc. (b)              81,856
       896 LHC Group, Inc. (b)                       23,834
     2,187 LifePoint Hospitals, Inc. (b)             76,982
       725 Magellan Health Services, Inc. (b)        35,097
       312 McKesson Corp.                            23,453
       739 Molina Healthcare, Inc. (b)               22,658
     1,059 Owens & Minor, Inc.                       31,272
     2,994 PharMerica Corp. (b)                      33,862
       297 PSS World Medical, Inc. (b)                7,078
     1,222 Quest Diagnostics, Inc.                   69,593

Shares     Description                         Value
-----------------------------------------------------------

           Health Care Providers & Services
              (Continued)
     1,447 RehabCare Group, Inc. (b)           $     35,538
     3,123 UnitedHealth Group, Inc.                 128,199
     1,338 VCA Antech, Inc. (b)                      30,667
     1,984 WellPoint, Inc. (b)                      123,246
                                               ------------
                                                  1,411,345
                                               ------------

           Hotels, Restaurants & Leisure --
              1.7%
     2,438 Bob Evans Farms, Inc.                     76,748
     5,881 Boyd Gaming Corp. (b)                     63,750
     1,787 International Speedway Corp.,
              Class A                                51,698
     1,273 Jack in the Box, Inc. (b)                 27,930
     2,027 Marcus (The) Corp.                        24,020
     1,646 Monarch Casino & Resort, Inc. (b)         17,843
     4,819 Multimedia Games, Inc. (b)                25,685
     1,867 O'Charley's, Inc. (b)                     12,920
       743 Papa John's International, Inc. (b)       21,324
     1,253 Red Robin Gourmet Burgers, Inc. (b)       25,862
     2,059 Ruby Tuesday, Inc. (b)                    27,755
     4,443 Ruth's Hospitality Group, Inc. (b)        20,704
     1,565 Scientific Games Corp., Class A (b)       16,151
     6,747 Wendy's/Arby's Group, Inc., Class A       32,588
                                               ------------
                                                    444,978
                                               ------------

           Household Durables -- 1.8%
     3,626 American Greetings Corp., Class A         78,793
       994 Blyth, Inc.                               33,418
     1,842 D.R. Horton, Inc.                         22,822
     1,153 Helen of Troy Ltd. (b)                    32,365
     2,981 La-Z-Boy, Inc. (b)                        24,802
     1,982 Leggett & Platt, Inc.                     44,654
     1,083 M.D.C. Holdings, Inc.                     33,476
       927 Meritage Homes Corp. (b)                  21,284
       824 Mohawk Industries, Inc. (b)               45,773
        23 NVR, Inc. (b)                             17,595
     7,454 Standard Pacific Corp. (b)                32,798
     1,016 Whirlpool Corp.                           86,868
                                               ------------
                                                    474,648
                                               ------------

           Household Products -- 0.5%
     3,470 Central Garden & Pet Co.,
              Class A (b)                            32,895
       226 Church & Dwight Co., Inc.                 15,551
       428 Energizer Holdings, Inc. (b)              31,133
       349 Kimberly-Clark Corp.                      22,591
       342 Procter & Gamble (The) Co.                21,590
       167 WD-40 Co.                                  6,575
                                               ------------
                                                    130,335
                                               ------------

           Independent Power Producers &
              Energy Traders -- 1.2%
     5,414 AES (The) Corp. (b)                       67,134
     3,682 Constellation Energy Group, Inc.         118,744
     5,772 NRG Energy, Inc. (b)                     119,769
                                               ------------
                                                    305,647
                                               ------------



                      See Notes to Financial Statements                  Page 85

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Industrial Conglomerates -- 0.9%
       523 3M Co.                              $     45,982
       784 Carlisle Cos., Inc.                       29,565
     1,202 General Electric Co.                      24,208
       899 Standex International Corp.               29,982
     1,388 Tredegar Corp.                            25,969
     1,591 Tyco International Ltd.                   71,325
                                               ------------
                                                    227,031
                                               ------------

           Insurance -- 8.2%
     1,812 ACE Ltd.                                 111,601
     2,489 American Financial Group, Inc.            80,967
     1,537 AMERISAFE, Inc. (b)                       27,374
     1,712 Assurant, Inc.                            67,162
       274 Berkshire Hathaway, Inc.,
              Class B (b)                            22,400
       651 Brown & Brown, Inc.                       16,119
     1,513 Chubb (The) Corp.                         87,648
     2,081 Cincinnati Financial Corp.                66,675
       713 Delphi Financial Group, Inc.,
              Class A                                20,520
       769 Employers Holdings, Inc.                  12,912
       735 Everest Re Group Ltd.                     61,946
     5,874 Fidelity National Financial, Inc.,
              Class A                                79,005
     4,173 First American Financial Corp.            64,723
       667 Hanover Insurance Group, Inc.             31,549
     3,406 Hartford Financial Services Group
              (The), Inc.                            94,619
     2,154 HCC Insurance Holdings, Inc.              65,223
     1,491 Horace Mann Educators Corp.               25,764
       555 Infinity Property & Casualty Corp.        33,156
     1,622 Lincoln National Corp.                    46,778
       565 Loews Corp.                               22,628
     1,449 Mercury General Corp.                     61,510
       495 MetLife, Inc.                             22,656
     2,007 National Financial Partners
              Corp. (b)                              25,449
       409 Navigators Group (The), Inc. (b)          20,016
     1,354 Presidential Life Corp.                   12,836
       566 ProAssurance Corp. (b)                    33,207
     2,270 Progressive (The) Corp.                   44,969
     2,340 Protective Life Corp.                     64,514
     1,537 Prudential Financial, Inc.                94,541
     1,161 Reinsurance Group of America, Inc.        66,827
       652 RLI Corp.                                 35,123
       565 Safety Insurance Group, Inc.              26,888
     1,482 Selective Insurance Group, Inc.           26,350
     1,381 StanCorp Financial Group, Inc.            61,606
     2,332 Stewart Information Services Corp.        26,608
     1,104 Torchmark Corp.                           68,779
     1,340 Tower Group, Inc.                         34,894
     1,208 Transatlantic Holdings, Inc.              62,152
     2,025 Travelers (The) Cos., Inc.               113,927
       922 United Fire & Casualty Co.                18,482
     2,540 Unitrin, Inc.                             68,351
     2,722 Unum Group                                67,887
     2,277 W. R. Berkley Corp.                       64,325
                                               ------------
                                                  2,160,666
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Internet & Catalog Retail -- 0.0%
       320 Nutrisystem, Inc.                   $      6,067
                                               ------------

           Internet Software & Services --
              0.5%
     1,620 InfoSpace, Inc. (b)                       13,252
     5,195 United Online, Inc.                       36,729
     2,917 ValueClick, Inc. (b)                      40,867
     2,713 Yahoo!, Inc. (b)                          43,733
                                               ------------
                                                    134,581
                                               ------------

           IT Services -- 2.9%
     2,726 Acxiom Corp. (b)                          46,969
     1,421 Broadridge Financial Solutions, Inc.      32,527
       504 CACI International, Inc.,
              Class A (b)                            27,967
     2,274 Computer Sciences Corp.                  121,181
     6,102 Convergys Corp. (b)                       86,892
     1,406 DST Systems, Inc.                         66,869
       802 Fidelity National Information
              Services, Inc.                         24,405
       375 Fiserv, Inc. (b)                          23,164
     1,944 ManTech International Corp.,
              Class A (b)                            78,159
       895 NCI, Inc., Class A (b)                    18,795
     5,689 SAIC, Inc. (b)                            94,267
     1,326 StarTek, Inc. (b)                          7,293
       999 TeleTech Holdings, Inc. (b)               21,389
     5,867 Total System Services, Inc.              102,144
                                               ------------
                                                    752,021
                                               ------------

           Leisure Equipment & Products --
              0.6%
     1,405 Arctic Cat, Inc. (b)                      22,508
     1,666 Callaway Golf Co.                         12,245
     2,908 Eastman Kodak Co. (b)                     10,643
     1,882 JAKKS Pacific, Inc. (b)                   32,540
     2,593 Mattel, Inc.                              61,402
       945 RC2 Corp. (b)                             19,203
                                               ------------
                                                    158,541
                                               ------------

           Life Sciences Tools & Services --
              0.5%
     1,337 Affymetrix, Inc. (b)                       6,485
       300 Bio-Rad Laboratories, Inc.,
              Class A (b)                            32,664
     3,979 Cambrex Corp. (b)                         18,144
     3,148 Kendle International, Inc. (b)            35,761
       815 Thermo Fisher Scientific, Inc. (b)        46,675
                                               ------------
                                                    139,729
                                               ------------

           Machinery -- 1.5%
       253 Actuant Corp., Class A                     7,016
       568 Albany International Corp., Class A       12,808
       152 Badger Meter, Inc.                         6,231
       651 Barnes Group, Inc.                        12,903
       683 Briggs & Stratton Corp.                   13,640
       157 CLARCOR, Inc.                              6,779
       379 Crane Co.                                 16,831
       355 ESCO Technologies, Inc.                   12,879


Page 86               See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Machinery (Continued)
     1,960 Federal Signal Corp.                $     13,642
     2,201 Harsco Corp.                              71,026
       330 Kaydon Corp.                              12,774
     2,556 Lydall, Inc. (b)                          20,448
       411 Mueller Industries, Inc.                  13,440
     2,280 Oshkosh Corp. (b)                         86,435
       854 Pentair, Inc.                             30,889
     1,757 Trinity Industries, Inc.                  49,003
       367 Watts Water Technologies, Inc.,
              Class A                                13,201
                                               ------------
                                                    399,945
                                               ------------

           Marine -- 0.2%
       389 Alexander & Baldwin, Inc.                 15,607
       708 Kirby Corp. (b)                           33,092
                                               ------------
                                                     48,699
                                               ------------

           Media -- 2.7%
     1,154 CBS Corp., Class B                        22,884
     2,649 E.W. Scripps (The) Co., Class A (b)       24,053
     7,474 Gannett Co., Inc.                        110,167
     3,661 Harte-Hanks, Inc.                         45,653
       344 John Wiley & Sons, Inc., Class A          15,807
       604 McGraw-Hill (The) Cos., Inc.              23,544
     1,302 Meredith Corp.                            43,877
     4,771 New York Times (The) Co.,
              Class A (b)                            48,235
     4,529 News Corp., Class A                       68,025
     2,720 Scholastic Corp.                          80,865
     2,050 Time Warner, Inc.                         64,472
     1,203 Walt Disney (The) Co.                     46,761
       257 Washington Post (The) Co., Class B       110,086
                                               ------------
                                                    704,429
                                               ------------

           Metals & Mining -- 0.4%
       434 AMCOL International Corp.                 12,985
       268 Kaiser Aluminum Corp.                     12,786
       915 Reliance Steel & Aluminum Co.             47,845
       852 Steel Dynamics, Inc.                      15,507
       847 Worthington Industries, Inc.              16,093
                                               ------------
                                                    105,216
                                               ------------

           Multiline Retail -- 1.7%
     3,911 99 Cents Only Stores (b)                  58,274
     2,962 Big Lots, Inc. (b)                        94,162
     1,954 Fred's, Inc., Class A                     26,242
     1,396 J. C. Penney Co., Inc.                    44,770
     1,213 Kohl's Corp. (b)                          61,596
     1,457 Saks, Inc. (b)                            17,076
       894 Sears Holdings Corp. (b)                  67,381
       750 Target Corp.                              41,123
     6,494 Tuesday Morning Corp. (b)                 32,145
                                               ------------
                                                    442,769
                                               ------------

           Multi-Utilities -- 5.9%
     1,695 Alliant Energy Corp.                      62,986

Shares     Description                         Value
-----------------------------------------------------------

           Multi-Utilities (Continued)
     2,339 Ameren Corp.                        $     66,357
     1,523 Avista Corp.                              34,496
     2,078 Black Hills Corp.                         64,439
     2,870 CenterPoint Energy, Inc.                  46,351
       275 CH Energy Group, Inc.                     13,368
     4,851 CMS Energy Corp.                          94,595
     1,330 Consolidated Edison, Inc.                 66,380
     2,112 Dominion Resources, Inc.                  91,956
     2,489 DTE Energy Co.                           115,141
       930 Integrys Energy Group, Inc.               44,259
     3,075 MDU Resources Group, Inc.                 65,282
     5,121 NiSource, Inc.                            95,353
       933 NorthWestern Corp.                        26,348
       739 NSTAR                                     32,058
     1,027 OGE Energy Corp.                          47,129
     1,378 PG&E Corp.                                63,774
     3,546 Public Service Enterprise Group,
              Inc.                                  114,997
     1,624 SCANA Corp.                               68,646
     1,256 Sempra Energy                             65,400
     3,704 TECO Energy, Inc.                         68,191
     2,456 Vectren Corp.                             65,059
       766 Wisconsin Energy Corp.                    46,182
     3,831 Xcel Energy, Inc.                         90,297
                                               ------------
                                                  1,549,044
                                               ------------

           Office Electronics -- 0.2%
     3,916 Xerox Corp.                               41,588
                                               ------------

           Oil, Gas & Consumable Fuels -- 6.3%
       946 Apache Corp.                             112,915
       581 Cabot Oil & Gas Corp.                     24,187
     3,482 Chesapeake Energy Corp.                  102,823
     1,236 Chevron Corp.                            117,333
     1,904 Comstock Resources, Inc. (b)              52,741
     1,656 ConocoPhillips                           118,338
     1,437 Devon Energy Corp.                       127,448
     3,279 El Paso Corp.                             52,070
       240 EOG Resources, Inc.                       25,534
     1,234 Exxon Mobil Corp.                         99,559
     1,474 Hess Corp.                               123,993
     3,046 Marathon Oil Corp.                       139,202
       672 Occidental Petroleum Corp.                64,969
       440 Overseas Shipholding Group, Inc.          14,626
     1,599 Penn Virginia Corp.                       27,791
       893 PetroQuest Energy, Inc. (b)                7,001
     1,940 Plains Exploration & Production
              Co. (b)                                68,676
     2,485 QEP Resources, Inc.                      100,990
     2,590 Southern Union Co.                        69,205
       880 Spectra Energy Corp.                      23,082
     1,119 Sunoco, Inc.                              47,502
     1,185 Tesoro Corp. (b)                          22,811
     3,903 Valero Energy Corp.                       98,980
       186 World Fuel Services Corp.                  6,982
                                               ------------
                                                  1,648,758
                                               ------------



                      See Notes to Financial Statements                  Page 87

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Paper & Forest Products -- 0.6%
       343 Clearwater Paper Corp. (b)          $     27,125
     1,656 International Paper Co.                   47,825
       840 MeadWestvaco Corp.                        24,049
     1,366 Neenah Paper, Inc.                        26,309
     3,123 Wausau Paper Corp.                        26,764
                                               ------------
                                                    152,072
                                               ------------

           Pharmaceuticals -- 1.2%
     1,704 Bristol-Myers Squibb Co.                  42,907
     2,062 Forest Laboratories, Inc. (b)             66,520
     1,066 Johnson & Johnson                         63,715
     2,504 Merck & Co., Inc.                         83,057
     2,576 Pfizer, Inc.                              46,935
                                               ------------
                                                    303,134
                                               ------------

           Professional Services -- 0.6%
     1,267 Equifax, Inc.                             45,257
       836 FTI Consulting, Inc. (b)                  30,489
       358 Kelly Services, Inc., Class A (b)          7,044
     6,776 Navigant Consulting, Inc. (b)             69,047
       825 On Assignment, Inc. (b)                    6,517
       689 SFN Group, Inc. (b)                        6,670
                                               ------------
                                                    165,024
                                               ------------

           Real Estate Investment Trusts --
              0.7%
       145 Entertainment Properties Trust             6,674
       676 Hospitality Properties Trust              16,812
       239 LTC Properties, Inc.                       6,534
       593 Rayonier, Inc.                            35,112
       710 Senior Housing Properties Trust           15,918
     4,766 Weyerhaeuser Co.                         110,476
                                               ------------
                                                    191,526
                                               ------------

           Road & Rail -- 0.7%
       839 Heartland Express, Inc.                   13,445
       708 Knight Transportation, Inc.               13,495
       718 Norfolk Southern Corp.                    43,934
     1,253 Ryder System, Inc.                        60,244
     2,069 Werner Enterprises, Inc.                  51,001
                                               ------------
                                                    182,119
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 2.1%
     1,508 Advanced Energy Industries, Inc. (b)      23,291
     1,349 ATMI, Inc. (b)                            27,789
     3,780 Brooks Automation, Inc. (b)               44,377
       496 Cabot Microelectronics Corp. (b)          22,375
     2,340 Integrated Device Technology,
              Inc. (b)                               14,929
     5,363 Intel Corp.                              115,090
     1,400 MKS Instruments, Inc. (b)                 40,194
     3,279 National Semiconductor Corp.              49,710
     3,123 Pericom Semiconductor Corp. (b)           31,324
     2,500 Rudolph Technologies, Inc. (b)            25,150
       278 Supertex, Inc. (b)                         6,369

Shares     Description                         Value
-----------------------------------------------------------

           Semiconductors & Semiconductor
              Equipment (Continued)
     8,033 Teradyne, Inc. (b)                  $    133,990
       929 Tessera Technologies, Inc. (b)            16,090
                                               ------------
                                                    550,678
                                               ------------

           Software -- 0.9%
       899 CA, Inc.                                  21,396
       979 EPIQ Systems, Inc.                        12,580
     2,001 Fair Isaac Corp.                          50,786
    19,052 Novell, Inc. (b)                         114,693
     1,737 Synopsys, Inc. (b)                        47,125
                                               ------------
                                                    246,580
                                               ------------
           Specialty Retail -- 5.0%
     3,941 Aaron's, Inc.                             75,628
     4,261 American Eagle Outfitters, Inc.           61,614
     3,042 Ascena Retail Group, Inc. (b)             82,469
     4,406 Barnes & Noble, Inc.                      69,395
     2,631 Best Buy Co., Inc.                        89,454
     1,347 Big 5 Sporting Goods Corp.                17,080
     1,930 Brown Shoe Co., Inc.                      24,453
       751 Cato (The) Corp., Class A                 18,354
       542 Children's Place Retail Stores
              (The), Inc. (b)                        22,704
     4,373 Christopher & Banks Corp.                 24,970
     6,490 Coldwater Creek, Inc. (b)                 18,886
     3,809 Collective Brands, Inc. (b)               77,551
     1,564 Finish Line (The), Inc., Class A          24,070
     1,589 Foot Locker, Inc.                         28,380
     4,929 GameStop Corp., Class A (b)              103,854
     4,075 Gap (The), Inc.                           78,525
       322 Group 1 Automotive, Inc.                  12,184
     2,072 Haverty Furniture Cos., Inc.              24,947
       627 Home Depot (The), Inc.                    23,055
     3,281 Hot Topic, Inc.                           17,816
       941 Lithia Motors, Inc., Class A              12,704
     2,629 Lowe's Cos., Inc.                         65,199
       719 MarineMax, Inc. (b)                        6,500
     1,077 Men's Wearhouse (The), Inc.               28,228
     2,886 Office Depot, Inc. (b)                    15,151
       380 OfficeMax, Inc. (b)                        6,107
     1,532 Pep Boys-Manny, Moe & Jack (The)          21,356
     6,100 RadioShack Corp.                          92,415
     2,489 Rent-A-Center, Inc.                       74,023
     1,554 Sonic Automotive, Inc., Class A           19,347
     1,977 Stage Stores, Inc.                        30,644
       965 Staples, Inc.                             21,529
     3,707 Stein Mart, Inc.                          29,044
                                               ------------
                                                  1,317,636
                                               ------------

           Textiles, Apparel & Luxury Goods --
              0.4%
       614 Hanesbrands, Inc. (b)                     14,134
     1,326 Quiksilver, Inc. (b)                       5,927
     1,714 Skechers U.S.A., Inc., Class A (b)        35,257
       523 VF Corp.                                  43,263
       422 Wolverine World Wide, Inc.                13,441
                                               ------------
                                                    112,022
                                               ------------



Page 88               See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Thrifts & Mortgage Finance -- 0.4%
     1,406 Bank Mutual Corp.                   $      6,228
       620 Brookline Bancorp, Inc.                    6,715
       461 Dime Community Bancshares                  6,952
     1,115 First Niagara Financial Group, Inc.       15,476
     1,725 Hudson City Bancorp, Inc.                 18,940
       827 New York Community Bancorp, Inc.          15,151
       889 Provident Financial Services, Inc.        13,024
       921 Washington Federal, Inc.                  15,924
                                               ------------
                                                     98,410
                                               ------------

           Tobacco -- 0.5%
     8,087 Alliance One International, Inc. (b)      30,973
       268 Lorillard, Inc.                           20,164
     1,974 Universal Corp.                           74,795
                                               ------------
                                                    125,932
                                               ------------

           Trading Companies & Distributors --
              0.3%
       414 Applied Industrial Technologies,
              Inc.                                   13,107
     1,325 GATX Corp.                                44,056
       231 Kaman Corp.                                6,800
       540 Lawson Products, Inc.                     12,620
                                               ------------
                                                     76,583
                                               ------------

           Water Utilities -- 0.1%
       390 American States Water Co.                 13,260
                                               ------------

           Wireless Telecommunication
              Services -- 0.8%
       706 NTELOS Holdings Corp.                     14,233
    21,331 Sprint Nextel Corp. (b)                   96,416
     2,199 Telephone and Data Systems, Inc.          78,614
     1,929 USA Mobility, Inc.                        32,948
                                               ------------
                                                    222,211
                                               ------------
           Total Common Stocks -- 100.0%         26,262,701
           (Cost $24,314,556)

           Money Market Fund -- 0.1%
    26,607 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              26,607
           (Cost $26,607)                      ------------

           Total Investments -- 100.1%           26,289,308
           (Cost $24,341,163) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                 (16,011)
                                               ------------
           Net Assets -- 100.0%                $ 26,273,297
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,263,585 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $315,440.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $26,262,701   $      --     $     --
Money Market Fund           26,607          --           --
                       ------------------------------------
Total Investments      $26,289,308   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements                  Page 89

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks -- 100.0%
           Aerospace & Defense -- 1.3%
       224 Aerovironment, Inc. (b)             $      6,317
       819 Applied Signal Technology, Inc.           31,130
       727 BE Aerospace, Inc. (b)                    28,128
       384 Cubic Corp.                               18,720
       371 Goodrich Corp.                            33,620
       948 Honeywell International, Inc.             53,098
        95 National Presto Industries, Inc.          12,162
       347 Triumph Group, Inc.                       33,322
       208 United Technologies Corp.                 16,910
                                               ------------
                                                    233,407
                                               ------------

           Air Freight & Logistics -- 1.1%
     1,048 C.H. Robinson Worldwide, Inc.             80,790
     1,539 Expeditors International of
              Washington, Inc.                       77,981
       515 Hub Group, Inc., Class A (b)              17,912
       450 United Parcel Service, Inc., Class B      32,229
                                               ------------
                                                    208,912
                                               ------------

           Airlines -- 0.3%
       949 Alaska Air Group, Inc. (b)                56,219
       122 Allegiant Travel Co.                       5,678
                                               ------------
                                                     61,897
                                               ------------

           Auto Components -- 0.9%
       930 BorgWarner, Inc. (b)                      62,682
     2,275 Gentex Corp.                              72,959
     1,461 Superior Industries International,
              Inc.                                   29,220
                                               ------------
                                                    164,861
                                               ------------
           Automobiles -- 0.7%
     5,004 Ford Motor Co. (b)                        79,814
     1,454 Harley-Davidson, Inc.                     57,651
                                               ------------
                                                    137,465
                                               ------------

           Beverages -- 0.4%
       259 Boston Beer (The) Co., Inc.,
              Class A (b)                            23,313
       235 Brown-Forman Corp., Class B               15,592
       514 Hansen Natural Corp. (b)                  29,113
                                               ------------
                                                     68,018
                                               ------------

           Biotechnology -- 0.5%
     2,114 ArQule, Inc. (b)                          12,959
       487 Biogen Idec, Inc. (b)                     31,884
     1,058 Emergent Biosolutions, Inc. (b)           22,472
       378 Regeneron Pharmaceuticals, Inc. (b)       12,731
       204 United Therapeutics Corp. (b)             13,868
                                               ------------
                                                     93,914
                                               ------------

           Building Products -- 0.2%
       274 Lennox International, Inc.                13,464
     2,217 NCI Building Systems, Inc. (b)            29,420
                                               ------------
                                                     42,884
                                               ------------


Shares     Description                         Value
-----------------------------------------------------------

           Capital Markets -- 2.1%
       542 Affiliated Managers Group, Inc. (b) $     55,192
     1,459 Ameriprise Financial, Inc.                89,947
     1,359 Invesco Ltd.                              33,622
     2,521 Janus Capital Group, Inc.                 32,546
     1,010 Jefferies Group, Inc.                     25,260
       293 Stifel Financial Corp. (b)                18,799
     1,014 T. Rowe Price Group, Inc.                 66,843
     1,524 Waddell & Reed Financial, Inc.,
              Class A                                55,047
                                               ------------
                                                    377,256
                                               ------------

           Chemicals -- 4.1%
       359 Air Products and Chemicals, Inc.          31,323
       965 Albemarle Corp.                           54,194
       367 Balchem Corp.                             12,349
       483 CF Industries Holdings, Inc.              65,224
     1,312 E.I. du Pont de Nemours & Co.             66,492
     1,000 Eastman Chemical Co.                      92,860
       630 FMC Corp.                                 47,918
       906 International Flavors & Fragrances,
              Inc.                                   51,687
     1,082 Intrepid Potash, Inc. (b)                 39,103
     1,023 LSB Industries, Inc. (b)                  30,813
       250 Lubrizol (The) Corp.                      26,865
       217 NewMarket Corp.                           27,529
     2,484 PolyOne Corp. (b)                         32,665
       777 PPG Industries, Inc.                      65,486
       172 Praxair, Inc.                             16,003
       744 Quaker Chemical Corp.                     28,555
       390 Sherwin-Williams (The) Co.                33,045
       491 Sigma-Aldrich Corp.                       31,252
                                               ------------
                                                    753,363
                                               ------------

           Commercial Banks -- 1.1%
       671 First Financial Bancorp                   11,340
     7,338 Huntington Bancshares, Inc.               53,127
     1,847 KeyCorp                                   16,438
     3,091 National Penn Bancshares, Inc.            25,223
       363 Signature Bank (b)                        18,963
       761 SVB Financial Group (b)                   39,930
     1,055 Wells Fargo & Co.                         34,203
                                               ------------
                                                    199,224
                                               ------------

           Commercial Services & Supplies --
              1.8%
     1,191 Avery Dennison Corp.                      50,129
       640 Clean Harbors, Inc. (b)                   57,626
       126 Consolidated Graphics, Inc. (b)            6,306
     1,752 Deluxe Corp.                              42,836
       372 Healthcare Services Group, Inc.            5,893
     1,594 Herman Miller, Inc.                       38,463
     1,159 Interface, Inc., Class A                  18,834
     2,722 Rollins, Inc.                             51,691
       402 Stericycle, Inc. (b)                      31,553
     1,225 Sykes Enterprises, Inc. (b)               23,863
                                               ------------
                                                    327,194
                                               ------------



Page 90               See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Communications Equipment -- 3.1%
       358 ADTRAN, Inc.                        $     14,724
       201 Blue Coat Systems, Inc. (b)                5,791
     3,193 Ciena Corp. (b)                           70,342
       645 F5 Networks, Inc. (b)                     69,905
     2,118 Harmonic, Inc. (b)                        17,876
     5,803 JDS Uniphase Corp. (b)                    98,477
     1,770 Juniper Networks, Inc. (b)                65,702
       921 NETGEAR, Inc. (b)                         31,917
     1,306 Network Equipment Technologies,
              Inc. (b)                                6,452
       723 Plantronics, Inc.                         25,594
     1,379 Polycom, Inc. (b)                         60,469
     1,911 Riverbed Technology, Inc. (b)             68,548
     1,750 Symmetricom, Inc. (b)                     10,867
     1,338 Tollgrade Communications, Inc. (b)        12,417
       280 ViaSat, Inc. (b)                          12,151
                                               ------------
                                                    571,232
                                               ------------

           Computers & Peripherals -- 1.7%
       155 Apple, Inc. (b)                           52,595
       899 Compellent Technologies, Inc. (b)         24,929
     1,428 EMC Corp. (b)                             35,543
     1,190 NetApp, Inc. (b)                          65,129
     1,300 Novatel Wireless, Inc. (b)                 9,373
     1,686 SanDisk Corp. (b)                         76,494
       380 Stratasys, Inc. (b)                       12,551
       965 Western Digital Corp. (b)                 32,829
                                               ------------
                                                    309,443
                                               ------------

           Construction & Engineering -- 0.5%
     1,267 Fluor Corp.                               87,664
                                               ------------

           Consumer Finance -- 0.3%
     1,144 EZCORP, Inc., Class A (b)                 30,773
       400 First Cash Financial Services,
              Inc. (b)                               13,196
       342 World Acceptance Corp. (b)                19,207
                                               ------------
                                                     63,176
                                               ------------

           Containers & Packaging -- 0.4%
       961 Ball Corp.                                68,356
                                               ------------

           Distributors -- 0.1%
       570 LKQ Corp. (b)                             13,771
                                               ------------

           Diversified Consumer Services --
              0.5%
       549 Coinstar, Inc. (b)                        22,723
       100 Pre-Paid Legal Services, Inc. (b)          6,584
     1,494 Sotheby's                                 60,208
                                               ------------
                                                     89,515
                                               ------------

           Diversified Financial Services --
              0.4%
     1,121 Leucadia National Corp.                   36,455

Shares     Description                         Value
-----------------------------------------------------------

           Diversified Financial Services
              (Continued)
       691 MSCI, Inc., Class A (b)             $     23,653
       164 Portfolio Recovery Associates,
              Inc. (b)                               11,831
                                               ------------
                                                     71,939
                                               ------------

           Diversified Telecommunication
              Services -- 1.2%
       396 Cbeyond, Inc. (b)                          5,801
     6,721 Frontier Communications Corp.             61,632
     2,451 General Communication, Inc.,
              Class A (b)                            29,682
     8,593 Qwest Communications
              International, Inc.                    61,268
       457 Verizon Communications, Inc.              16,278
     3,617 Windstream Corp.                          46,334
                                               ------------
                                                    220,995
                                               ------------

           Electrical Equipment -- 2.5%
       932 Acuity Brands, Inc.                       51,446
     1,370 AMETEK, Inc.                              55,869
       843 Belden, Inc.                              29,303
       571 Emerson Electric Co.                      33,620
       670 Hubbell, Inc., Class B                    41,031
       535 II-VI, Inc. (b)                           26,418
       912 Rockwell Automation, Inc.                 73,881
       659 Roper Industries, Inc.                    51,198
       834 Thomas & Betts Corp. (b)                  42,859
       757 Vicor Corp.                               11,151
     1,075 Woodward Governor Co.                     36,254
                                               ------------
                                                    453,030
                                               ------------

           Electronic Equipment, Instruments &
              Components -- 2.6%
       308 Amphenol Corp., Class A                   17,045
       618 Cognex Corp.                              19,368
     1,559 Daktronics, Inc.                          23,806
       253 DTS, Inc. (b)                             11,339
     1,548 Electro Scientific Industries,
              Inc. (b)                               25,805
       756 FARO Technologies, Inc. (b)               22,922
       385 Littelfuse, Inc.                          19,743
     4,802 LoJack Corp. (b)                          30,493
     1,351 Mercury Computer Systems, Inc. (b)        25,507
       162 MTS Systems Corp.                          6,061
       343 National Instruments Corp.                14,512
     1,785 Newport Corp. (b)                         31,327
       165 OSI Systems, Inc. (b)                      6,268
     4,664 Pulse Electronics Corp.                   23,833
       875 Rofin-Sinar Technologies, Inc. (b)        34,212
       474 Rogers Corp. (b)                          20,278
       673 Trimble Navigation Ltd. (b)               31,012
     2,081 TTM Technologies, Inc. (b)                33,088
     4,579 Vishay Intertechnology, Inc. (b)          75,554
                                               ------------
                                                    472,173
                                               ------------



                      See Notes to Financial Statements                  Page 91

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Energy Equipment & Services -- 3.4%
       347 Atwood Oceanics, Inc. (b)       $         14,026
     1,470 Baker Hughes, Inc.                       100,710
     1,882 Basic Energy Services, Inc. (b)           34,365
       993 Cameron International Corp. (b)           52,927
       174 CARBO Ceramics, Inc.                      20,038
       518 Dril-Quip, Inc. (b)                       39,948
       567 FMC Technologies, Inc. (b)                53,298
     1,603 Halliburton Co.                           72,135
     2,141 ION Geophysical Corp. (b)                 20,361
       198 Lufkin Industries, Inc.                   13,210
       750 National Oilwell Varco, Inc.              55,425
       547 Oceaneering International, Inc. (b)       42,245
       283 Oil States International, Inc. (b)        19,176
       391 Schlumberger Ltd.                         34,795
     1,153 Superior Energy Services, Inc. (b)        40,493
                                               ------------
                                                    613,152
                                               ------------

           Food & Staples Retailing -- 0.6%
       495 United Natural Foods, Inc. (b)            18,315
     1,661 Whole Foods Market, Inc.                  85,890
                                               ------------
                                                    104,205
                                               ------------

           Food Products -- 1.7%
       261 Calavo Growers, Inc.                       6,024
     1,461 Corn Products International, Inc.         67,396
     2,335 Darling International, Inc. (b)           31,639
       466 Diamond Foods, Inc.                       23,193
       394 Green Mountain Coffee Roasters,
              Inc. (b)                               13,231
       459 Hain Celestial Group (The), Inc. (b)      12,223
     1,276 Hormel Foods Corp.                        63,034
       519 Kraft Foods, Inc., Class A                15,866
       351 McCormick & Co., Inc.                     15,514
       261 Mead Johnson Nutrition Co.                15,130
     2,879 Sara Lee Corp.                            48,857
       118 TreeHouse Foods, Inc. (b)                  5,646
                                               ------------
                                                    317,753
                                               ------------

           Gas Utilities -- 0.1%
       198 National Fuel Gas Co.                     13,531
                                               ------------

           Health Care Equipment & Supplies --
              1.9%
       224 Abaxis, Inc. (b)                           5,902
       714 Beckman Coulter, Inc.                     51,415
       194 Becton, Dickinson & Co.                   16,092
       177 C. R. Bard, Inc.                          16,700
       531 Cantel Medical Corp.                      11,305
       322 Cooper (The) Cos., Inc.                   18,464
       401 Cyberonics, Inc. (b)                      13,133
       498 Edwards Lifesciences Corp. (b)            41,976
       462 Gen-Probe, Inc. (b)                       29,055
       683 Hill-Rom Holdings, Inc.                   27,641
       690 Hologic, Inc. (b)                         13,745
       261 Integra LifeSciences Holdings (b)         12,105

Shares     Description                         Value
-----------------------------------------------------------

           Health Care Equipment & Supplies
              (Continued)
       606 Neogen Corp. (b)                    $     21,792
       873 Palomar Medical Technologies,
              Inc. (b)                               12,973
       473 Varian Medical Systems, Inc. (b)          31,961
       487 Zoll Medical Corp. (b)                    20,137
                                               ------------
                                                    344,396
                                               ------------

           Health Care Providers & Services --
              3.0%
       551 Air Methods Corp. (b)                     28,233
       158 Almost Family, Inc. (b)                    5,276
       958 AmerisourceBergen Corp.                   34,354
       666 Catalyst Health Solutions, Inc. (b)       28,904
        95 Chemed Corp.                               5,912
       445 CIGNA Corp.                               18,699
       375 CorVel Corp. (b)                          18,930
     1,247 Ensign Group (The), Inc.                  30,127
     1,210 Express Scripts, Inc. (b)                 68,159
       318 Genoptix, Inc. (b)                         7,937
     5,635 Health Management Associates, Inc.,
              Class A (b)                            51,278
       935 Healthspring, Inc. (b)                    28,415
        93 HMS Holdings Corp. (b)                     5,984
       636 IPC Hospitalist (The) Co. (b)             23,615
       187 Laboratory Corp. of America
              Holdings (b)                           16,813
       535 Medco Health Solutions, Inc. (b)          32,646
       193 MEDNAX, Inc. (b)                          12,767
       392 MWI Veterinary Supply, Inc. (b)           24,367
    12,559 Tenet Healthcare Corp. (b)                83,517
       618 Universal Health Services, Inc.,
              Class B                                26,018
                                               ------------
                                                    551,951
                                               ------------

           Health Care Technology -- 0.1%
       173 Cerner Corp. (b)                          17,101
                                               ------------

           Hotels, Restaurants & Leisure --
              4.1%
        60 Biglari Holdings, Inc. (b)                25,800
       875 BJ's Restaurants, Inc. (b)                30,914
     1,288 Brinker International, Inc.               30,307
     1,419 Carnival Corp.                            63,443
     1,314 Cheesecake Factory (The), Inc. (b)        38,776
       253 Chipotle Mexican Grill, Inc. (b)          55,387
       225 Cracker Barrel Old Country Store,
              Inc.                                   11,583
       353 Darden Restaurants, Inc.                  16,630
       501 DineEquity, Inc. (b)                      25,842
       374 Interval Leisure Group, Inc. (b)           5,860
       316 Life Time Fitness, Inc. (b)               12,602
     1,214 Marriott International, Inc.,
              Class A                                47,941
       126 P.F. Chang's China Bistro, Inc.            5,801
       399 Panera Bread Co., Class A (b)             38,128
       144 Peet's Coffee & Tea, Inc. (b)              5,495
     1,771 Pinnacle Entertainment, Inc. (b)          26,707
     1,585 Shuffle Master, Inc. (b)                  16,381
     2,034 Starbucks Corp.                           64,132


Page 92               See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Hotels, Restaurants & Leisure (Continued)
       830 Starwood Hotels & Resorts
              Worldwide, Inc.                  $     48,945
     1,057 Texas Roadhouse, Inc. (b)                 17,567
     1,683 Wyndham Worldwide Corp.                   47,343
       810 Wynn Resorts Ltd.                         94,227
       333 Yum! Brands, Inc.                         15,571
                                               ------------
                                                    745,382
                                               ------------

           Household Durables -- 1.3%
     1,815 Harman International Industries,
              Inc. (b)                               78,626
     2,122 Kid Brands, Inc. (b)                      19,331
     2,688 Lennar Corp., Class A                     52,040
       696 Skyline Corp.                             13,983
       753 Stanley Black & Decker, Inc.              54,728
       640 Universal Electronics, Inc. (b)           16,851
                                               ------------
                                                    235,559
                                               ------------

           Insurance -- 0.2%
       580 Aflac, Inc.                               33,397
       446 Arthur J. Gallagher & Co.                 13,237
                                               ------------
                                                     46,634
                                               ------------

           Internet & Catalog Retail -- 1.3%
       467 Amazon.com, Inc. (b)                      79,222
       105 Blue Nile, Inc. (b)                        5,969
       404 HSN, Inc. (b)                             11,376
       372 Netflix, Inc. (b)                         79,638
       163 priceline.com, Inc. (b)                   69,849
                                               ------------
                                                    246,054
                                               ------------

           Internet Software & Services --
              1.1%
       271 comScore, Inc. (b)                         6,493
     1,175 eBay, Inc. (b)                            35,673
        27 Google, Inc., Class A (b)                 16,210
       210 j2 Global Communications, Inc. (b)         5,796
       430 Liquidity Services, Inc. (b)               6,136
       559 LogMeIn, Inc. (b)                         21,538
     1,384 Monster Worldwide, Inc. (b)               23,044
     1,452 Perficient, Inc. (b)                      16,974
     1,711 Rackspace Hosting, Inc. (b)               57,336
       766 RightNow Technologies, Inc. (b)           19,862
                                               ------------
                                                    209,062
                                               ------------

           IT Services -- 1.3%
       183 Alliance Data Systems Corp. (b)           12,946
       893 Cognizant Technology Solutions
              Corp., Class A (b)                     65,144
     1,215 Gartner, Inc. (b)                         43,035
       920 iGATE Corp.                               14,168
     2,503 Integral Systems, Inc. (b)                30,512
       922 Jack Henry & Associates, Inc.             27,254
        92 MAXIMUS, Inc.                              6,242

Shares     Description                         Value
-----------------------------------------------------------

           IT Services (Continued)
       397 Teradata Corp. (b)                  $     17,067
       394 Wright Express Corp. (b)                  18,644
                                               ------------
                                                    235,012
                                               ------------

           Leisure Equipment & Products --
              0.7%
     1,655 Brunswick Corp.                           32,968
       346 Hasbro, Inc.                              15,255
       861 Polaris Industries, Inc.                  66,228
       396 Sturm, Ruger & Co., Inc.                   5,904
                                               ------------
                                                    120,355
                                               ------------

           Life Sciences Tools & Services --
              1.1%
     2,028 Agilent Technologies, Inc. (b)            84,831
       211 Dionex Corp. (b)                          24,894
     1,147 Enzo Biochem, Inc. (b)                     5,689
       295 Life Technologies Corp. (b)               16,016
       267 Mettler-Toledo International,
              Inc. (b)                               39,834
       283 PAREXEL International Corp. (b)            6,568
     1,267 PerkinElmer, Inc.                         32,410
                                               ------------
                                                    210,242
                                               ------------

           Machinery -- 8.6%
     1,326 AGCO Corp. (b)                            67,228
       751 Bucyrus International, Inc.               68,161
       655 Cascade Corp.                             30,831
       699 Caterpillar, Inc.                         67,810
       587 CIRCOR International, Inc.                23,709
       763 Cummins, Inc.                             80,786
       693 Danaher Corp.                             31,920
     1,012 Deere & Co.                               91,991
       922 Donaldson Co., Inc.                       54,029
     1,119 Dover Corp.                               71,728
       828 Eaton Corp.                               89,391
       747 EnPro Industries, Inc. (b)                31,008
       138 Flowserve Corp.                           17,249
     1,362 Graco, Inc.                               57,858
       331 IDEX Corp.                                13,128
       612 Illinois Tool Works, Inc.                 32,736
     1,388 Ingersoll-Rand PLC                        65,514
       617 John Bean Technologies Corp.              11,137
       463 Joy Global, Inc.                          40,364
     1,703 Kennametal, Inc.                          69,142
       413 Lincoln Electric Holdings, Inc.           27,968
       417 Lindsay Corp.                             27,138
       731 Nordson Corp.                             67,479
     1,139 PACCAR, Inc.                              64,342
     1,016 Pall Corp.                                56,297
       974 Parker Hannifin Corp.                     87,085
       508 Robbins & Myers, Inc.                     21,097
     1,156 Snap-on, Inc.                             65,464
       377 SPX Corp.                                 29,549
     1,409 Timken (The) Co.                          66,251
       200 Toro (The) Co.                            12,164
       145 Valmont Industries, Inc.                  13,476


                      See Notes to Financial Statements                  Page 93

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Machinery (Continued)
       246 Wabtec Corp.                        $     13,333
                                               ------------
                                                  1,567,363
                                               ------------

           Media -- 2.1%
       597 Arbitron, Inc.                            24,889
     1,932 Cablevision Systems Corp., Class A        65,398
     2,295 Comcast Corp., Class A                    52,211
       410 DIRECTV, Class A (b)                      17,380
     4,746 Interpublic Group of Cos. (The),
              Inc. (b)                               50,735
       675 Lamar Advertising Co., Class A (b)        24,867
       715 Omnicom Group, Inc.                       32,089
       631 Scripps Networks Interactive,
              Class A                                29,341
       991 Time Warner Cable, Inc.                   67,220
       414 Viacom, Inc., Class B                     17,202
                                               ------------
                                                    381,332
                                               ------------

           Metals & Mining -- 2.2%
       914 Allegheny Technologies, Inc.              59,584
       803 Brush Engineered Materials, Inc. (b)      28,089
     1,003 Carpenter Technology Corp.                41,273
       798 Century Aluminum Co. (b)                  11,866
     1,076 Cliffs Natural Resources, Inc.            91,955
       144 Compass Minerals International, Inc.      13,229
       700 Freeport-McMoRan Copper &
              Gold, Inc.                             76,125
     1,438 United States Steel Corp.                 82,930
                                               ------------
                                                    405,051
                                               ------------

           Multiline Retail -- 1.2%
       959 Dollar Tree, Inc. (b)                     48,506
     1,315 Family Dollar Stores, Inc.                55,861
     2,585 Macy's, Inc.                              59,843
     1,190 Nordstrom, Inc.                           49,004
                                               ------------
                                                    213,214
                                               ------------

           Office Electronics -- 0.2%
     1,062 Zebra Technologies Corp.,
              Class A (b)                            41,312
                                               ------------

           Oil, Gas & Consumable Fuels -- 5.5%
       858 Anadarko Petroleum Corp.                  66,135
     1,916 Arch Coal, Inc.                           65,623
       655 Bill Barrett Corp. (b)                    26,842
       607 Cimarex Energy Co.                        63,207
       671 CONSOL Energy, Inc.                       33,349
       104 Contango Oil & Gas Co. (b)                 6,032
     2,641 Denbury Resources, Inc. (b)               53,744
       708 Forest Oil Corp. (b)                      27,470
     1,434 Gulfport Energy Corp. (b)                 34,330
       940 Massey Energy Co.                         59,088
     1,127 Murphy Oil Corp.                          74,720
     1,165 Newfield Exploration Co. (b)              85,243
       378 Noble Energy, Inc.                        34,436
     2,776 Patriot Coal Corp. (b)                    72,648
     1,022 Peabody Energy Corp.                      64,815

Shares     Description                         Value
-----------------------------------------------------------

           Oil, Gas & Consumable Fuels
              (Continued)
       588 Petroleum Development Corp. (b)     $     26,760
       967 Pioneer Natural Resources Co.             92,020
       880 Quicksilver Resources, Inc. (b)           13,209
       912 SM Energy Co.                             56,690
       814 Stone Energy Corp. (b)                    18,926
       634 Swift Energy Co. (b)                      27,046
                                               ------------
                                                  1,002,333
                                               ------------

           Paper & Forest Products -- 0.5%
     1,477 Buckeye Technologies, Inc.                37,161
       221 Deltic Timber Corp.                       13,258
     2,027 KapStone Paper & Packaging Corp. (b)      34,520
                                               ------------
                                                     84,939
                                               ------------

           Personal Products -- 0.5%
       350 Alberto-Culver Co.                        13,038
     1,041 Estee Lauder (The) Cos., Inc.,
              Class A                                83,800
                                               ------------
                                                     96,838
                                               ------------

           Pharmaceuticals -- 1.1%
     1,129 Endo Pharmaceuticals Holdings,
              Inc. (b)                               37,505
     1,547 Mylan, Inc. (b)                           35,828
       472 Par Pharmaceutical Cos., Inc. (b)         16,860
       263 Salix Pharmaceuticals Ltd. (b)            10,775
     1,434 ViroPharma, Inc. (b)                      23,518
     1,267 Watson Pharmaceuticals, Inc. (b)          69,077
                                               ------------
                                                    193,563
                                               ------------

           Professional Services -- 0.7%
       207 Administaff, Inc.                          5,862
       715 Corporate Executive Board (The) Co.       27,785
     1,303 Dolan (The) Co. (b)                       17,864
       535 Robert Half International, Inc.           16,778
       515 Towers Watson & Co., Class A              28,083
     1,379 TrueBlue, Inc. (b)                        23,526
                                               ------------
                                                    119,898
                                               ------------

           Real Estate Investment Trusts --
              1.2%
       409 AMB Property Corp.                        13,722
     1,266 Apartment Investment &
              Management Co., Class A                32,359
       189 Boston Properties, Inc.                   17,836
       335 Colonial Properties Trust                  6,429
     1,034 DiamondRock Hospitality Co. (b)           12,542
       315 Equity Residential                        17,070
     1,831 Host Hotels & Resorts, Inc.               33,892
     1,813 Kimco Realty Corp.                        32,797
     1,561 Lexington Realty Trust                    13,222
       854 Pennsylvania Real Estate Investment
              Trust                                  11,665
       855 Post Properties, Inc.                     31,661
                                               ------------
                                                    223,195
                                               ------------



Page 94               See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Real Estate Management &
              Development -- 0.6%
     4,102 CB Richard Ellis Group, Inc.,
              Class A (b)                      $     91,023
       153 Jones Lang LaSalle, Inc.                  13,562
                                               ------------
                                                    104,585
                                               ------------

           Road & Rail -- 1.1%
       505 CSX Corp.                                 35,653
       659 J.B. Hunt Transport Services, Inc.        27,019
     1,123 Kansas City Southern (b)                  56,128
       775 Old Dominion Freight Line, Inc. (b)       24,932
       545 Union Pacific Corp.                       51,573
                                               ------------
                                                    195,305
                                               ------------

           Semiconductors & Semiconductor
              Equipment -- 8.0%
     3,997 Advanced Micro Devices, Inc. (b)          31,296
     1,838 Altera Corp.                              69,054
     1,339 Analog Devices, Inc.                      51,993
     2,327 Applied Materials, Inc.                   36,511
     5,455 Atmel Corp. (b)                           73,861
     1,502 Broadcom Corp., Class A                   67,725
     1,210 CEVA, Inc. (b)                            29,246
     1,496 Cohu, Inc.                                22,350
       197 Cree, Inc. (b)                             9,947
       402 Cymer, Inc. (b)                           19,533
     1,670 Cypress Semiconductor Corp. (b)           36,155
     1,149 Diodes, Inc. (b)                          29,575
     4,305 Fairchild Semiconductor
              International, Inc. (b)                76,629
       470 FEI Co. (b)                               12,807
       297 Hittite Microwave Corp. (b)               17,755
     2,263 International Rectifier Corp. (b)         72,484
       847 KLA-Tencor Corp.                          37,336
     2,520 Kulicke & Soffa Industries, Inc. (b)      24,570
     1,039 Lam Research Corp. (b)                    51,836
       472 Linear Technology Corp.                   16,421
     8,416 LSI Corp. (b)                             52,095
     1,911 Micrel, Inc.                              25,588
       478 Microchip Technology, Inc.                17,433
     2,038 Micron Technology, Inc. (b)               21,480
       793 Microsemi Corp. (b)                       17,835
     2,023 Novellus Systems, Inc. (b)                72,970
     3,273 NVIDIA Corp. (b)                          78,290
       309 Power Integrations, Inc.                  11,411
     9,144 RF Micro Devices, Inc. (b)                61,448
     1,782 Semtech Corp. (b)                         38,910
     1,751 Sigma Designs, Inc. (b)                   24,391
     2,347 Skyworks Solutions, Inc. (b)              74,564
       630 Standard Microsystems Corp. (b)           15,151
     2,011 Texas Instruments, Inc.                   68,193
     2,654 TriQuint Semiconductor, Inc. (b)          34,927
       304 Ultratech, Inc. (b)                        6,851
       336 Varian Semiconductor Equipment
              Associates, Inc. (b)                   14,935

Shares     Description                         Value
-----------------------------------------------------------

           Semiconductors & Semiconductor
              Equipment (Continued)
       423 Veeco Instruments, Inc. (b)         $     18,299
       564 Xilinx, Inc.                              18,161
                                               ------------
                                                  1,460,016
                                               ------------

           Software -- 5.1%
     1,501 ACI Worldwide, Inc. (b)                   39,761
       247 ANSYS, Inc. (b)                           12,955
     1,319 Autodesk, Inc. (b)                        53,657
       347 BMC Software, Inc. (b)                    16,552
       835 Bottomline Technologies, Inc. (b)         19,146
     1,569 Cadence Design Systems, Inc. (b)          13,619
       478 Citrix Systems, Inc. (b)                  30,200
       210 CommVault Systems, Inc. (b)                6,487
     4,319 Compuware Corp. (b)                       46,300
       524 Ebix, Inc. (b)                            11,816
       599 Epicor Software Corp. (b)                  6,206
       139 FactSet Research Systems, Inc.            14,011
     1,221 Informatica Corp. (b)                     56,654
       949 Interactive Intelligence, Inc. (b)        31,061
     1,023 Intuit, Inc. (b)                          48,009
       215 JDA Software Group, Inc. (b)               6,489
       353 McAfee, Inc. (b)                          16,909
     2,240 Mentor Graphics Corp. (b)                 28,526
       294 MICROS Systems, Inc. (b)                  13,447
       539 NetScout Systems, Inc. (b)                12,354
     1,611 Oracle Corp.                              51,600
     1,194 Parametric Technology Corp. (b)           26,543
       439 Progress Software Corp. (b)               12,573
       969 Quest Software, Inc. (b)                  25,020
       928 Radiant Systems, Inc. (b)                 16,936
     1,104 Red Hat, Inc. (b)                         45,617
       868 Rovi Corp. (b)                            53,608
       496 Salesforce.com, Inc. (b)                  64,053
     1,971 Smith Micro Software, Inc. (b)            24,874
       523 Solera Holdings, Inc.                     27,369
       403 Sonic Solutions (b)                        5,878
       930 Synchronoss Technologies, Inc. (b)        26,468
     2,027 Take-Two Interactive Software,
              Inc. (b)                               25,287
     2,047 TIBCO Software, Inc. (b)                  44,993
                                               ------------
                                                    934,978
                                               ------------

           Specialty Retail -- 6.2%
     1,459 Abercrombie & Fitch Co., Class A          73,548
       609 Advance Auto Parts, Inc.                  38,939
     2,455 AnnTaylor Stores Corp. (b)                54,305
       308 AutoZone, Inc. (b)                        78,087
     1,027 Bed Bath & Beyond, Inc. (b)               49,296
       328 Buckle (The), Inc.                        11,726
     1,141 Cabela's, Inc. (b)                        28,411
     2,634 CarMax, Inc. (b)                          86,000
     1,077 Chico's FAS, Inc.                         11,761
     1,793 Dick's Sporting Goods, Inc. (b)           64,709
       827 Genesco, Inc. (b)                         30,707
       569 Guess?, Inc.                              24,342
       841 Hibbett Sports, Inc. (b)                  26,929


                      See Notes to Financial Statements                  Page 95

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2011 (Unaudited)

Shares     Description                         Value
-----------------------------------------------------------

           Common Stocks (Continued)
           Specialty Retail (Continued)
       301 J. Crew Group, Inc. (b)             $     13,069
       515 Jo-Ann Stores, Inc. (b)                   31,070
       151 Jos. A. Bank Clothiers, Inc. (b)           6,452
     2,734 Limited Brands, Inc.                      79,942
       524 Monro Muffler Brake, Inc.                 17,334
       835 O'Reilly Automotive, Inc. (b)             47,453
     1,013 PetSmart, Inc.                            40,763
     1,034 Ross Stores, Inc.                         67,417
     1,350 Tiffany & Co.                             78,476
       368 TJX (The) Cos., Inc.                      17,440
     1,387 Tractor Supply Co.                        71,167
     1,506 Williams-Sonoma, Inc.                     48,493
     1,155 Zumiez, Inc. (b)                          26,819
                                               ------------
                                                  1,124,655
                                               ------------

           Textiles, Apparel & Luxury Goods --
              3.4%
       204 Carter's, Inc. (b)                         5,651
     1,518 Coach, Inc.                               82,109
     1,812 Crocs, Inc. (b)                           29,699
       843 Deckers Outdoor Corp. (b)                 61,868
       955 Fossil, Inc. (b)                          67,853
       642 Iconix Brand Group, Inc. (b)              12,744
     2,535 Liz Claiborne, Inc. (b)                   12,523
       255 Maidenform Brands, Inc. (b)                6,564
       190 NIKE, Inc., Class B                       15,671
       235 Oxford Industries, Inc.                    5,562
     1,129 Perry Ellis International, Inc. (b)       31,781
       854 Phillips-Van Heusen Corp.                 49,848
       590 Polo Ralph Lauren Corp.                   63,236
       296 Steven Madden, Ltd. (b)                   11,298
     2,187 Timberland (The) Co., Class A (b)         58,458
     1,226 Under Armour, Inc., Class A (b)           73,388
       732 Warnaco Group (The), Inc. (b)             37,391
                                               ------------
                                                    625,644
                                               ------------

           Tobacco -- 0.2%
       280 Philip Morris International, Inc.         16,027
       501 Reynolds American, Inc.                   15,937
                                               ------------
                                                     31,964
                                               ------------

           Trading Companies & Distributors --
              1.4%
       271 Fastenal Co.                              15,734
       623 MSC Industrial Direct Co., Inc.,
              Class A                                37,025
     2,955 United Rentals, Inc. (b)                  78,750
       608 W.W. Grainger, Inc.                       79,934
       640 Watsco, Inc.                              40,141
                                               ------------
                                                    251,584
                                               ------------

           Wireless Telecommunication
              Services -- 0.5%
     6,652 MetroPCS Communications, Inc. (b)         86,010
                                               ------------

Shares     Description                         Value
-----------------------------------------------------------

           Total Common Stocks -- 100.0%       $ 18,243,857
           (Cost $17,490,660)

           Money Market Fund -- 0.2%
    35,677 Morgan Stanley Institutional
              Treasury Money Market Fund -
              0.02% (c)                              35,677
           (Cost $35,677)                      ------------

           Total Investments -- 100.2%           18,279,534
           (Cost $17,526,337) (d)
           Net Other Assets and
              Liabilities -- (0.2)%                 (28,638)
                                               ------------
           Net Assets -- 100.0%                $ 18,250,896
                                               ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c)   Represents annualized 7-day yield at January 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $997,587 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $244,390.

------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of January 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
-----------------------------------------------------------

Common Stocks*         $18,243,857   $      --     $     --
Money Market Fund           35,677          --           --
                       ------------------------------------
Total Investments      $18,279,534   $      --     $     --
                       ====================================

* See Portfolio of Investments for industry breakout.


Page 96               See Notes to Financial Statements

This page is intentionally left blank.

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Assets and Liabilities
January 31, 2011 (Unaudited)

                                                                          First Trust        First Trust
                                                                           Consumer           Consumer           First Trust
                                                                         Discretionary         Staples             Energy
                                                                       AlphaDEX(R) Fund    AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       ----------------    ----------------    ----------------

ASSETS:
Investments at value................................................    $  442,737,540      $   37,700,638      $  112,524,707
Cash................................................................                --                  --                  --
Receivables:
      Capital shares sold...........................................         6,921,171           3,194,189           4,376,997
      Investment securities sold....................................                --                  --           1,093,516
      Dividends.....................................................           113,814              33,702               2,952
      Interest......................................................                 1                   1                   1
      Reclaims......................................................                --                  --                  --
Prepaid expenses....................................................             6,377               1,171               2,057
                                                                        --------------      --------------      --------------
         Total Assets...............................................       449,778,903          40,929,701         118,000,230
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to custodian....................................................                --                  --                  --
Payables:
      Capital shares purchased......................................                --                  --           1,093,255
      Investment securities purchased...............................         6,923,441           3,191,927           4,378,162
      Investment advisory fees......................................           166,134              10,522              36,238
      Licensing fees................................................           115,132              11,180              24,094
      Audit and tax fees............................................            16,479              16,479              16,479
      Printing fees.................................................            13,085               1,054               2,324
Other liabilities...................................................            50,109              10,332              16,135
                                                                        --------------      --------------      --------------
         Total Liabilities..........................................         7,284,380           3,241,494           5,566,687
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $  442,494,523      $   37,688,207      $  112,433,543
                                                                        ==============      ==============      ==============

NET ASSETS consist of:
Paid-in capital.....................................................    $  400,305,592      $   35,019,634      $   98,876,598
Par value...........................................................           226,500              18,000              50,000
Accumulated net investment income (loss)............................           (55,473)             18,324             (46,902)
Accumulated net realized gain (loss) on investments.................           157,041            (195,105)         (2,574,169)
Net unrealized appreciation (depreciation) on investments...........        41,860,863           2,827,354          16,128,016
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $  442,494,523      $   37,688,207      $  112,433,543
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        19.54      $        20.94      $        22.49
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..        22,650,002           1,800,002           5,000,002
                                                                        ==============      ==============      ==============

Investments at cost.................................................    $  400,876,677      $   34,873,284      $   96,396,691
                                                                        ==============      ==============      ==============


Page 98               See Notes to Financial Statements

                                                            First Trust
        First Trust               First Trust               Industrials/               First Trust                First Trust
        Financials                Health Care            Producer Durables              Materials                 Technology
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund
    --------------------      --------------------      --------------------      --------------------      --------------------


       $  390,641,312            $   68,563,621            $   48,322,207            $  488,364,567            $  136,681,078
                   --                        --                        --                        --                        --

            2,221,916                 2,634,809                 1,912,287                 7,252,153                        --
                   --                        --                        --                        --                        --
              278,255                    14,905                    30,516                   184,266                     8,541
                    2                        --                        --                         1                         1
                   --                        --                        --                        --                        --
                5,227                     2,364                     1,378                     6,491                     2,433
       --------------            --------------            --------------            --------------            --------------
          393,146,712                71,215,699                50,266,388               495,807,478               136,692,053
       --------------            --------------            --------------            --------------            --------------


                   --                        --                        --                        --                        --

                   --                        --                        --                        --                        --
            2,220,414                 2,637,099                 1,912,797                 7,253,308                        --
              144,666                    22,075                    14,443                   178,651                    49,247
               98,209                    19,267                    13,166                   122,548                    34,924
               16,479                    16,479                    16,479                    16,479                    16,479
               26,999                     1,989                     1,275                    27,372                     3,715
               43,884                    13,713                    11,037                    53,502                    19,050
       --------------            --------------            --------------            --------------            --------------
            2,550,651                 2,710,622                 1,969,197                 7,651,860                   123,415
       --------------            --------------            --------------            --------------            --------------

       $  390,596,061            $   68,505,077            $   48,297,191            $  488,155,618            $  136,568,638
       ==============            ==============            ==============            ==============            ==============


       $  359,924,230            $   63,454,458            $   42,252,123            $  432,932,070            $  116,999,798
              262,500                    26,000                    25,500                   201,500                    57,550
               98,978                   334,107                     6,039                  (322,162)                  (81,212)
            1,472,100                (1,887,510)                 (310,922)                3,330,249                 3,268,402
           28,838,253                 6,578,022                 6,324,451                52,013,961                16,324,100
       --------------            --------------            --------------            --------------            --------------
       $  390,596,061            $   68,505,077            $   48,297,191            $  488,155,618            $  136,568,638
       ==============            ==============            ==============            ==============            ==============

       $        14.88            $        26.35            $        18.94            $        24.23            $        23.73
       ==============            ==============            ==============            ==============            ==============


           26,250,002                 2,600,002                 2,550,002                20,150,002                 5,755,000
       ==============            ==============            ==============            ==============            ==============

       $  361,803,059            $   61,985,599            $   41,997,756            $  436,350,606            $  120,356,978
       ==============            ==============            ==============            ==============            ==============


                      See Notes to Financial Statements                  Page 99

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Assets and Liabilities (Continued)
January 31, 2011 (Unaudited)

                                                                                              First Trust        First Trust
                                                                         First Trust           Large Cap           Mid Cap
                                                                          Utilities              Core                Core
                                                                       AlphaDEX(R) Fund    AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       ----------------    ----------------    ----------------

ASSETS:
Investments at value................................................    $   44,925,331      $  156,167,774      $  167,694,548
Cash................................................................                --                  --                  --
Receivables:
      Capital shares sold...........................................                --           2,844,545                  --
      Investment securities sold....................................                --                  --                  --
      Dividends.....................................................            64,427              95,710              74,091
      Interest......................................................                 1                   1                   6
      Reclaims......................................................                --                 540                  --
Prepaid expenses....................................................             1,363               2,762               2,654
                                                                        --------------      --------------      --------------
         Total Assets...............................................        44,991,122         159,111,332        167,771,299
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to custodian....................................................                --                  --                  --
Payables:
      Capital shares purchased......................................                --                  --                  --
      Investment securities purchased...............................                --           2,842,762                  --
      Investment advisory fees.....................................             13,303              54,884              62,516
      Licensing fees................................................            14,002              38,999              40,984
      Audit and tax fees............................................            16,479              16,479              16,479
      Printing fees.................................................             1,455               4,398               4,197
Other liabilities...................................................            10,776              21,928              22,414
                                                                        --------------      --------------      --------------
         Total Liabilities..........................................            56,015           2,979,450             146,590
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $   44,935,107      $  156,131,882      $  167,624,709
                                                                        ==============      ==============      ==============

NET ASSETS consist of:
Paid-in capital.....................................................    $   43,424,339       $ 145,729,247      $  152,920,697
Par value..........................................................             26,500              55,500              50,500
Accumulated net investment income (loss)............................            39,224              51,008              (2,733)
Accumulated net realized gain (loss) on investments.................          (820,959)         (1,527,300)            317,481
Net unrealized appreciation (depreciation) on investments...........         2,266,003          11,823,427          14,338,764
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   44,935,107       $ 156,131,882      $  167,624,709
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        16.96      $        28.13      $        33.19
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..         2,650,002           5,550,002           5,050,002
                                                                        ==============      ==============      ==============

Investments at cost.................................................    $   42,659,328      $  144,344,347      $  153,355,784
                                                                        ==============      ==============      ==============


Page 100              See Notes to Financial Statements

        First Trust               First Trust               First Trust
         Small Cap              Large Cap Value           Large Cap Growth            First Trust               First Trust
           Core                  Opportunities             Opportunities            Multi Cap Value           Multi Cap Growth
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund
    --------------------      --------------------      --------------------      --------------------      --------------------


       $   94,249,238            $  106,085,073            $   95,164,243            $   26,289,308            $   18,279,534
                   --                        --                        --                        --                        --

            4,485,237                        --                        --                        --                        --
                   --                 1,377,221                        --                        --                 3,071,865
               23,217                    98,663                    27,105                    19,758                     4,950
                    2                        --                        --                        --                         1
                   --                       542                        --                        67                        --
                1,614                     2,175                     1,640                       973                       369
       --------------            --------------            --------------            --------------            --------------
           98,759,308               107,563,674                95,192,988                26,310,106                21,356,719
       --------------            --------------            --------------            --------------            --------------


                   --                        --                        --                        --                       114

                   --                 1,377,290                        --                        --                 3,074,881
            4,487,836                        --                        --                        --                        --
               31,482                    38,428                    33,731                     5,658                     3,318
               15,416                    24,381                    16,777                     2,284                     1,737
               16,479                    16,479                    16,479                    16,479                    16,479
                2,307                     2,992                     2,518                     1,683                       282
               15,756                    17,233                    15,377                    10,705                     9,012
       --------------            --------------            --------------            --------------            --------------
            4,569,276                 1,476,803                    84,882                    36,809                 3,105,823
       --------------            --------------            --------------            --------------            --------------

       $   94,190,032            $  106,086,871            $   95,108,106            $   26,273,297            $   18,250,896
       ==============            ==============            ==============            ==============            ==============


       $   88,877,409            $  102,853,934            $   98,116,586            $   25,514,157            $   20,060,538
               31,500                    39,000                    33,000                     9,000                     6,000
              (32,474)                   49,733                    18,980                     8,113                    (1,961)
           (1,487,254)               (3,444,749)              (10,665,265)               (1,206,118)               (2,566,878)
            6,800,851                 6,588,953                 7,604,805                 1,948,145                   753,197
       --------------            --------------            --------------            --------------            --------------
       $   94,190,032            $  106,086,871            $   95,108,106            $   26,273,297            $   18,250,896
       ==============            ==============            ==============            ==============            ==============

       $        29.90            $        27.20            $        28.82            $        29.19            $        30.42
       ==============            ==============            ==============            ==============            ==============


            3,150,002                 3,900,002                 3,300,002                   900,002                   600,002
       ==============            ==============            ==============            ==============            ==============

       $   87,448,387            $   99,496,120            $   87,559,438            $   24,341,163            $   17,526,337
       ==============            ==============            ==============            ==============            ==============


                      See Notes to Financial Statements                 Page 101

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Operations
For the Six Months Ended January 31, 2011 (Unaudited)

                                                                           First Trust        First Trust
                                                                            Consumer           Consumer           First Trust
                                                                          Discretionary         Staples             Energy
                                                                       AlphaDEX(R) Fund    AlphaDEX(R) Fund    AlphaDEX(R) Fund
                                                                       ----------------    ----------------    ----------------

INVESTMENT INCOME:
Dividends...........................................................    $    1,966,350      $      301,349      $      501,591
Foreign tax withholding.............................................                --                  --                 (59)
Interest............................................................                20                  29                  10
                                                                        --------------      --------------      --------------
      Total investment income.......................................         1,966,370             301,378             501,542
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................           701,316              78,668             156,973
Licensing fees......................................................           140,263              15,733              31,395
Accounting and administration fees..................................            71,314               8,626              16,533
Legal fees..........................................................            26,565               2,873               5,389
Custodian fees......................................................            20,742               2,484               4,704
Printing fees.......................................................            14,112               2,134               3,336
Audit and tax fees..................................................            12,979              12,979              12,978
Transfer agent fees.................................................             7,013                 787               1,570
Registration and filing fees........................................             5,179                 327                 303
Listing fees........................................................             4,225               4,225               4,225
Trustees' fees and expenses.........................................             3,298                 493                 845
Other expenses......................................................            13,611               1,912               3,696
                                                                        --------------      --------------      --------------
      Total expenses................................................         1,020,617             131,241             241,947
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................           (38,774)            (21,105)            (22,184)
                                                                        --------------      --------------      --------------
      Net expenses..................................................           981,843             110,136             219,763
                                                                        --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................           984,527             191,242             281,779
                                                                        --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................        (3,879,781)           (435,883)         (1,082,041)
      In kind redemptions ..........................................        16,645,043           2,321,496           6,141,037
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................        12,765,262           1,885,613           5,058,996

Net change in unrealized appreciation (depreciation) on investments         37,890,878           1,468,381          17,684,754
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................        50,656,140           3,353,994          22,743,750
                                                                        --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................    $   51,640,667      $    3,545,236      $   23,025,529
                                                                        ==============      ==============      ==============


Page 102              See Notes to Financial Statements

                                                           First Trust
        First Trust               First Trust              Industrials/               First Trust                First Trust
        Financials                Health Care            Producer Durables             Materials                 Technology
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund
    --------------------      --------------------      --------------------      --------------------      --------------------


       $    3,232,284            $      593,660            $      226,161            $    5,817,827            $      267,936
               (2,003)                       --                        --                        --                        --
                   48                        29                        13                        65                        25
       --------------            --------------            --------------            --------------            --------------
            3,230,329                   593,689                   226,174                 5,817,892                   267,961
       --------------            --------------            --------------            --------------            --------------


              609,270                   137,444                    91,455                   754,381                   227,745
              121,854                    27,489                    18,291                   150,876                    45,549
               62,240                    14,676                    10,211                    76,277                    23,775
               23,839                     5,144                     3,312                    31,073                     7,604
               18,300                     4,276                     2,886                    22,397                     6,941
               28,715                     2,888                     2,492                    29,767                     5,298
               12,978                    12,978                    12,978                    12,978                    12,978
                6,093                     1,374                       914                     7,544                     2,277
                4,682                        (3)                       42                     5,531                     1,198
                4,225                     4,225                     4,225                     4,225                     4,225
                2,895                       892                       580                     3,560                     1,232
               11,965                     3,479                     2,519                    14,194                     4,730
       --------------            --------------            --------------            --------------            --------------
              907,056                   214,862                   149,905                 1,112,803                   343,552

              (54,077)                  (22,440)                  (21,868)                  (56,670)                  (24,709)
       --------------            --------------            --------------            --------------            --------------
              852,979                   192,422                   128,037                 1,056,133                   318,843
       --------------            --------------            --------------            --------------            --------------

            2,377,350                   401,267                    98,137                 4,761,759                   (50,882)
       --------------            --------------            --------------            --------------            --------------



           (2,091,522)               (1,120,566)                 (406,107)               (3,015,062)               (1,253,370)
           10,437,184                 4,492,840                 3,705,737                17,146,698                11,594,160
       --------------            --------------            --------------            --------------            --------------
            8,345,662                 3,372,274                 3,299,630                14,131,636                10,340,790

           25,237,041                 7,013,512                 4,455,729                47,116,591                14,665,754
       --------------            --------------            --------------            --------------            --------------
           33,582,703                10,385,786                 7,755,359                61,248,227                25,006,544
       --------------            --------------            --------------            --------------            --------------


       $   35,960,053          $     10,787,053            $    7,853,496            $   66,009,986            $   24,955,662
       ==============            ==============            ==============            ==============            ==============

                      See Notes to Financial Statements                 Page 103

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Operations (Continued)
For the Six Months Ended January 31, 2011 (Unaudited)

                                                                                              First Trust         First Trust
                                                                           First Trust         Large Cap            Mid Cap
                                                                            Utilities            Core                Core
                                                                       AlphaDEX(R) Fund     AlphaDEX(R) Fund      AlphaDEX(R) Fund
                                                                       ----------------    ----------------    ----------------

INVESTMENT INCOME:
Dividends...........................................................    $      656,168      $      993,712      $      677,000
Foreign tax withholding.............................................                --                (405)                 --
Interest............................................................                 8                  16                  19
                                                                        --------------      --------------      --------------
      Total investment income.......................................           656,176             993,323             677,019
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................            97,884             251,760             256,429
Licensing fees......................................................            19,577              50,352              51,286
Accounting and administration fees..................................            10,632              27,672              27,747
Legal fees..........................................................             3,668               9,139               8,411
Custodian fees......................................................             3,064               8,053               7,907
Printing fees.......................................................             2,645               4,204               4,500
Audit and tax fees..................................................            12,978              12,978              12,978
Transfer agent fees.................................................               979               2,518               2,564
Registration and filing fees........................................               407               1,584               1,430
Listing fees........................................................             4,225               4,225               4,225
Trustees' fees and expenses.........................................               595               1,312               1,344
Other expenses......................................................             2,258               5,251               5,096
                                                                        --------------      --------------      --------------
      Total expenses................................................           158,912             379,048             383,917
      Less fees waived and expenses reimbursed by the
         investment advisor.........................................           (21,875)            (26,584)            (24,917)
                                                                        --------------      --------------      --------------
      Net expenses..................................................           137,037             352,464             359,000
                                                                        --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................           519,139             640,859             318,019
                                                                        --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (590,665)         (1,273,086)         (1,478,318)
      In-kind redemptions...........................................         2,782,780           6,706,515           7,781,040
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................         2,192,115           5,433,429           6,302,722

Net change in unrealized appreciation (depreciation) on investments.         1,473,068          10,831,937          13,285,311
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         3,665,183          16,265,366          19,588,033
                                                                        --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS..............................................     $    4,184,322      $   16,906,225      $   19,906,052
                                                                        ==============      ==============      ==============


Page 104              See Notes to Financial Statements

        First Trust               First Trust               First Trust
         Small Cap              Large Cap Value           Large Cap Growth            First Trust               First Trust
           Core                  Opportunities             Opportunities            Multi Cap Value           Multi Cap Growth
      AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund          AlphaDEX(R) Fund
    --------------------      --------------------      --------------------      --------------------      --------------------


       $      373,059            $      794,060            $      538,974            $      236,524            $       73,988
                   --                      (407)                       --                       (50)                       --
                   14                        10                        12                         7                         5
       --------------            --------------            --------------            --------------            --------------
              373,073                   793,663                   538,986                   236,481                    73,993
       --------------            --------------            --------------            --------------            --------------


              145,555                   183,927                   156,109                    59,821                    29,733
               29,111                    36,785                    31,222                    11,964                     5,947
               17,434                    20,007                    17,049                     9,702                     6,132
                4,943                     6,400                     5,277                     2,301                     1,027
                5,228                     5,682                     4,823                     3,099                     2,173
                3,287                     2,845                     2,655                     1,814                       836
               12,978                    12,978                    12,978                    12,978                    12,978
                1,456                     1,839                     1,561                       598                       297
                  695                       866                       696                        78                        50
                4,225                     4,225                     4,225                     4,225                     4,225
                  759                     1,031                       852                       386                       156
                2,988                     3,873                     3,085                     1,564                       663
       --------------            --------------            --------------            --------------            --------------
              228,659                   280,458                   240,532                   108,530                    64,217

              (24,883)                  (22,961)                  (21,980)                  (24,781)                  (22,587)
       --------------            --------------            --------------            --------------            --------------
              203,776                   257,497                   218,552                    83,749                    41,630
       --------------            --------------            --------------            --------------            --------------

              169,297                   536,166                   320,434                   152,732                    32,363
       --------------            --------------            --------------            --------------            --------------



           (1,352,976)                 (806,572)                 (887,408)                 (526,979)                 (176,071)
            5,060,019                 5,761,416                 5,857,251                 2,241,655                 2,197,951
       --------------            --------------            --------------            --------------            --------------
            3,707,043                 4,954,844                 4,969,843                 1,714,676                 2,021,880

            5,752,415                 6,616,278                 5,427,893                 2,383,874                   (53,029)
       --------------            --------------            --------------            --------------            --------------
            9,459,458                11,571,122                10,397,736                 4,098,550                 1,968,851
       --------------            --------------            --------------            --------------            --------------


       $    9,628,755            $   12,107,288            $   10,718,170            $    4,251,282            $    2,001,214
       ==============            ==============            ==============            ==============            ==============


                      See Notes to Financial Statements                 Page 105

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets

                                                                                                    First Trust
                                                                                              Consumer Discretionary
                                                                                                 AlphaDEX(R) Fund
                                                                                      --------------------------------------
                                                                                      For the Six Months
                                                                                            Ended             For the Year
                                                                                       January 31, 2011           Ended
                                                                                          (Unaudited)         July 31, 2010
                                                                                      ------------------   -----------------

OPERATIONS:
      Net investment income (loss)................................................      $       984,527     $        324,918
      Net realized gain (loss)....................................................           12,765,262           (3,778,801)
      Net change in unrealized appreciation (depreciation)........................           37,890,878            3,257,829
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from operations.............           51,640,667             (196,054)
                                                                                       ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.......................................................           (1,040,000)            (324,928)
      Return of capital...........................................................                   --              (12,472)
                                                                                       ----------------     ----------------
      Total distributions to shareholders.........................................          (1,040,000)             (337,400)
                                                                                      ----------------      ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold...................................................          341,191,657          182,184,649
      Cost of shares redeemed.....................................................          (86,152,570)         (51,182,841)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions         255,039,087          131,001,808
                                                                                       ----------------     ----------------

      Total increase (decrease) in net assets.....................................          305,639,754          130,468,354

NET ASSETS:
      Beginning of period.........................................................          136,854,769            6,386,415
                                                                                       ----------------     ----------------
      End of period...............................................................     $    442,494,523     $    136,854,769
                                                                                       ================     ================

      Accumulated net investment income (loss) at end of period...................     $        (55,473)    $             --
                                                                                       ================     ================



CHANGES IN SHARES OUSTANDING:
      Shares outstanding, beginning of period.....................................            8,600,002              500,002
      Shares sold.................................................................           18,600,000           11,250,000
      Shares redeemed.............................................................           (4,550,000)          (3,150,000)
                                                                                       ----------------     ----------------
      Shares outstanding, end of period...........................................           22,650,002            8,600,002
                                                                                       ================     ================


Page 106              See Notes to Financial Statements

                First Trust                              First Trust                                 First Trust
             Consumer Staples                              Energy                                    Financials
             AlphaDEX(R) Fund                         AlphaDEX(R) Fund                            AlphaDEX(R) Fund
--------------------------------------     --------------------------------------     --------------------------------------
For the Six Months                         For the Six Months                         For the Six Months
      Ended             For the Year             Ended             For the Year             Ended             For the Year
 January 31, 2011           Ended           January 31, 2011           Ended           January 31, 2011           Ended
   (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010
------------------   -----------------     ------------------   -----------------     ------------------   -----------------


 $        191,242     $        219,126      $        281,779     $        129,391      $      2,377,350     $        896,443
        1,885,613            1,297,636             5,058,996            1,949,726             8,345,662           (1,340,248)
        1,468,381              371,386            17,684,754           (2,663,698)           25,237,041            2,789,910
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        3,545,236            1,888,148           23,025,529              (584,581)          35,960,053            2,346,105
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


         (203,840)            (199,620)            (330,000)             (128,295)           (2,496,780)            (694,470)
               --                   --                    --                   --                    --                   --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
         (203,840)            (199,620)             (330,000)            (128,295)           (2,496,780)            (694,470)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


       24,084,146           25,961,772            75,865,756           71,105,404           305,564,008          173,946,227
      (15,143,344)         (11,261,485)          (30,276,891)         (35,773,935)          (74,687,859)         (57,636,511)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        8,940,802           14,700,287            45,588,865           35,331,469           230,876,149          116,309,716
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------

       12,282,198           16,388,815            68,284,394           34,618,593           264,339,422          117,961,351


       25,406,009            9,017,194            44,149,149            9,530,556           126,256,639            8,295,288
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
 $     37,688,207     $     25,406,009      $    112,433,543     $     44,149,149      $    390,596,061     $    126,256,639
 ================     ================      ================     ================      ================     ================

 $         18,324     $         30,922      $        (46,902)    $          1,319      $         98,978     $        218,408
 ================     ================      ================     ================      ================     ================




        1,350,002              550,002            2,750,002               700,002             9,700,002              800,002
        1,200,000            1,400,000            3,800,000             4,200,000            21,800,000           13,350,000
         (750,000)            (600,000)          (1,550,000)           (2,150,000)           (5,250,000)          (4,450,000)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        1,800,002            1,350,002            5,000,002             2,750,002            26,250,002            9,700,002
 ================     ================      ================     ================      ================     ================


                      See Notes to Financial Statements                 Page 107

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets (Continued)

                                                                                                     First Trust
                                                                                                     Health Care
                                                                                                   AlphaDEX(R) Fund
                                                                                      --------------------------------------
                                                                                      For the Six Months
                                                                                            Ended             For the Year
                                                                                       January 31, 2011           Ended
                                                                                          (Unaudited)         July 31, 2010
                                                                                      ------------------   -----------------

OPERATIONS:
      Net investment income (loss)................................................     $        401,267     $        (71,085)
      Net realized gain (loss)....................................................            3,372,274            6,212,490
      Net change in unrealized appreciation (depreciation)........................            7,013,512           (2,829,054)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from operations.............           10,787,053            3,312,351
                                                                                       ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.......................................................              (67,160)                  --
      Return of capital...........................................................                   --                   --
                                                                                       ----------------     ----------------
      Total distributions to shareholders.........................................              (67,160)                  --
                                                                                       ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold...................................................           34,876,930           66,246,325
      Cost of shares redeemed.....................................................          (24,531,068)         (37,134,602)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions          10,345,862           29,111,723
                                                                                       ----------------     ----------------

      Total increase (decrease) in net assets.....................................           21,065,755           32,424,074

NET ASSETS:
      Beginning of period.........................................................           47,439,322           15,015,248
                                                                                       ----------------     ----------------
      End of period...............................................................     $     68,505,077     $     47,439,322
                                                                                       ================     ================

      Accumulated net investment income (loss) at end of period...................     $        334,107     $             --
                                                                                       ================     ================



CHANGES IN SHARES OUSTANDING:
      Shares outstanding, beginning of period.....................................            2,200,002              850,002
      Shares sold.................................................................            1,400,000            3,000,000
      Shares redeemed.............................................................           (1,000,000)          (1,650,000)
                                                                                       ----------------     ----------------
      Shares outstanding, end of period...........................................            2,600,002            2,200,002
                                                                                       ================     ================


Page 108              See Notes to Financial Statements

                 First Trust                               First Trust                               First Trust
        Industrials/Producer Durables                       Materials                                Technology
               AlphaDEX(R) Fund                         AlphaDEX(R) Fund                          AlphaDEX(R) Fund
--------------------------------------     --------------------------------------     --------------------------------------
For the Six Months                         For the Six Months                         For the Six Months
      Ended             For the Year             Ended             For the Year             Ended             For the Year
 January 31, 2011           Ended           January 31, 2011           Ended           January 31, 2011           Ended
   (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010
------------------   -----------------     ------------------   -----------------     ------------------   -----------------


 $         98,137     $        176,058      $      4,761,759     $        935,862      $        (50,882)    $       (133,383)
        3,299,630            1,195,251            14,131,636              210,077            10,340,790            3,400,314
        4,455,729            1,033,084            47,116,591            2,901,908            14,665,754              (95,348)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        7,853,496            2,404,393            66,009,986            4,047,847            24,955,662            3,171,583
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


         (119,250)            (154,530)           (5,145,001)            (880,891)              (30,330)                  --
               --                   --                    --                   --                    --                   --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
         (119,250)            (154,530)           (5,145,001)            (880,891)              (30,330)                  --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


       28,063,733           37,130,121           413,598,054          247,467,583            99,184,728           76,157,794
      (18,345,460)         (13,946,980)         (135,146,662)        (111,717,290)          (47,416,679)         (31,828,533)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        9,718,273           23,183,141           278,451,392          135,750,293            51,768,049           44,329,261
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------

       17,452,519           25,433,004           339,316,377          138,917,249            76,693,381           47,500,844


       30,844,672            5,411,668           148,839,241            9,921,992            59,875,257           12,374,413
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
   $   48,297,191       $   30,844,672      $    488,155,618     $    148,839,241      $    136,568,638     $     59,875,257
 ================     ================      ================     ================      ================     ================

 $          6,039     $         27,152      $       (322,162)    $         61,080      $        (81,212)    $             --
 ================     ================      ================     ================      ================     ================




        2,000,002              450,002             7,450,002              650,002             3,305,000              855,000
        1,600,000            2,450,000            18,600,000           12,400,000             4,600,000            4,200,000
       (1,050,000)            (900,000)           (5,900,000)          (5,600,000)           (2,150,000)          (1,750,000)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        2,550,002            2,000,002            20,150,002            7,450,002             5,755,000            3,305,000
 ================     ================      ================     ================      ================     ================


                      See Notes to Financial Statements                 Page 109

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets (Continued)

                                                                                                     First Trust
                                                                                                      Utilities
                                                                                                   AlphaDEX(R) Fund
                                                                                      --------------------------------------
                                                                                      For the Six Months
                                                                                            Ended             For the Year
                                                                                       January 31, 2011           Ended
                                                                                          (Unaudited)         July 31, 2010
                                                                                      ------------------   -----------------

OPERATIONS:
      Net investment income (loss)................................................     $        519,139     $        726,235
      Net realized gain (loss)....................................................            2,192,115            1,450,582
      Net change in unrealized appreciation (depreciation)........................            1,473,068              540,017
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from operations.............            4,184,322            2,716,834
                                                                                       ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.......................................................             (536,776)            (696,815)
      Return of capital...........................................................                   --                   --
                                                                                       ----------------     ----------------
      Total distributions to shareholders.........................................             (536,776)            (696,815)
                                                                                       ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold...................................................           29,492,062           28,126,503
      Cost of shares redeemed.....................................................          (19,041,620)         (12,968,948)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions          10,450,442           15,157,555
                                                                                       ----------------     ----------------

      Total increase (decrease) in net assets.....................................           14,097,988           17,177,574

NET ASSETS:
      Beginning of period.........................................................           30,837,119           13,659,545
                                                                                       ----------------     ----------------
      End of period...............................................................     $     44,935,107     $     30,837,119
                                                                                       ================     ================

      Accumulated net investment income (loss) at end of period...................     $         39,224     $         56,861
                                                                                       ================     ================



CHANGES IN SHARES OUSTANDING:
      Shares outstanding, beginning of period.....................................            2,000,002            1,000,002
      Shares sold.................................................................            1,800,000            1,850,000
      Shares redeemed.............................................................           (1,150,000)            (850,000)
                                                                                       ----------------     ----------------
      Shares outstanding, end of period...........................................            2,650,002            2,000,002
                                                                                       ================     ================


Page 110              See Notes to Financial Statements

                 First Trust                               First Trust                               First Trust
               Large Cap Core                             Mid Cap Core                             Small Cap Core
              AlphaDEX(R) Fund                          AlphaDEX(R) Fund                          AlphaDEX(R) Fund
--------------------------------------     --------------------------------------     --------------------------------------
For the Six Months                         For the Six Months                         For the Six Months
      Ended             For the Year             Ended             For the Year             Ended             For the Year
 January 31, 2011           Ended           January 31, 2011           Ended           January 31, 2011           Ended
   (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010
------------------   -----------------     ------------------   -----------------     ------------------   -----------------


 $        640,859     $        425,805      $        318,019     $        265,177      $        169,297     $         88,450
        5,433,429            4,196,921             6,302,722            3,582,859             3,707,043            1,991,493
       10,831,937             (528,547)           13,285,311             (189,048)            5,752,415              316,173
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
       16,906,225            4,094,179            19,906,052            3,658,988             9,628,755            2,396,116
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


         (636,795)            (387,051)             (351,105)            (237,580)             (213,675)             (79,005)
               --                   --                    --                   --                    --                   --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
         (636,795)            (387,051)             (351,105)            (237,580)             (213,675)             (79,005)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


      124,917,882           72,468,440           133,777,067           72,256,537            72,114,008           44,459,145
      (43,269,734)         (31,681,238)          (42,625,885)         (27,558,349)          (24,814,124)         (17,608,287)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
       81,648,148           40,787,202            91,151,182           44,698,188            47,299,884           26,850,858
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------

       97,917,578           44,494,330           110,706,129           48,119,596            56,714,964           29,167,969


       58,214,304           13,719,974            56,918,580            8,798,984            37,475,068            8,307,099
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
 $    156,131,882     $     58,214,304      $    167,624,709     $     56,918,580      $     94,190,032     $     37,475,068
 ================     ================      ================     ================      ================     ================

 $         51,008     $         46,944   $            (2,733)    $         30,353      $        (32,474)    $         11,904
 ================     ================      ================     ================      ================     ================




        2,450,002              700,002             2,100,002              400,002             1,500,002              400,002
        4,700,000            3,100,000             4,300,000            2,700,000             2,500,000            1,800,000
       (1,600,000)          (1,350,000)           (1,350,000)          (1,000,000)             (850,000)            (700,000)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        5,550,002            2,450,002             5,050,002            2,100,002             3,150,002            1,500,002
 ================     ================      ================     ================      ================     ================


                      See Notes to Financial Statements                 Page 111

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets (Continued)

                                                                                                     First Trust
                                                                                            Large Cap Value Opportunities
                                                                                                   AlphaDEX(R) Fund
                                                                                      --------------------------------------
                                                                                      For the Six Months
                                                                                            Ended             For the Year
                                                                                       January 31, 2011           Ended
                                                                                          (Unaudited)         July 31, 2010
                                                                                      ------------------   -----------------

OPERATIONS:
      Net investment income (loss)................................................     $        536,166     $        610,279
      Net realized gain (loss)....................................................            4,954,844            5,901,495
      Net change in unrealized appreciation (depreciation)........................            6,616,278           (1,518,392)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from operations.............           12,107,288            4,993,382
                                                                                       ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.......................................................             (531,645)            (586,236)
      Return of capital...........................................................                   --                   --
                                                                                       ----------------     ----------------
      Total distributions to shareholders.........................................             (531,645)            (586,236)
                                                                                       ----------------     ----------------

SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold...................................................           79,950,139           57,874,243
      Cost of shares redeemed.....................................................          (35,396,977)         (30,464,003)
                                                                                       ----------------     ----------------
      Net increase (decrease) in net assets resulting from shareholder transactions          44,553,162           27,410,240
                                                                                       ----------------     ----------------

      Total increase (decrease) in net assets.....................................           56,128,805           31,817,386

NET ASSETS:
      Beginning of period.........................................................           49,958,066           18,140,680
                                                                                       ----------------     ----------------
      End of period...............................................................     $    106,086,871     $     49,958,066
                                                                                       ================     ================

      Accumulated net investment income (loss) at end of period...................     $         49,733     $         45,212
                                                                                       ================     ================



CHANGES IN SHARES OUSTANDING:
      Shares outstanding, beginning of period.....................................            2,150,002              950,002
      Shares sold.................................................................            3,100,000            2,500,000
      Shares redeemed.............................................................           (1,350,000)          (1,300,000)
                                                                                       ----------------     ----------------
      Shares outstanding, end of period...........................................            3,900,002            2,150,002
                                                                                       ================     ================


Page 112              See Notes to Financial Statements

                 First Trust                             First Trust                                First Trust
       Large Cap Growth Opportunities                  Multi Cap Value                           Multi Cap Growth
               AlphaDEX(R) Fund                       AlphaDEX(R) Fund                           AlphaDEX(R) Fund
--------------------------------------     --------------------------------------     --------------------------------------
For the Six Months                         For the Six Months                         For the Six Months
      Ended             For the Year             Ended             For the Year             Ended             For the Year
 January 31, 2011           Ended           January 31, 2011           Ended           January 31, 2011           Ended
   (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010          (Unaudited)         July 31, 2010
------------------   -----------------     ------------------   -----------------     ------------------   -----------------


 $        320,434     $         77,720      $        152,732     $        247,144      $         32,363     $          5,726
        4,969,843            2,813,023             1,714,676            3,737,301             2,021,880            1,352,508
        5,427,893              198,995             2,383,874           (1,607,943)              (53,029)            (122,230)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
       10,718,170            3,089,738             4,251,282            2,376,502             2,001,214            1,236,004
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


         (304,975)             (74,300)             (165,150)            (229,401)              (40,050)                  --
               --                   --                    --                   --                    --                   --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
         (304,975)             (74,300)             (165,150)            (229,401)              (40,050)                  --
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------


       89,194,137           51,079,703            12,383,255           28,406,184            22,066,028            9,750,097
      (43,944,163)         (28,610,455)          (11,112,703)         (19,737,496)          (13,296,427)          (8,661,496)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
       45,249,974           22,469,248             1,270,552            8,668,688             8,769,601            1,088,601
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------

       55,663,169           25,484,686             5,356,684           10,815,789            10,730,765            2,324,605


       39,444,937           13,960,251            20,916,613           10,100,824             7,520,131            5,195,526
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
 $     95,108,106     $     39,444,937      $     26,273,297     $     20,916,613      $     18,250,896     $      7,520,131
 ================     ================      ================     ================      ================     ================

 $         18,980     $          3,521      $          8,113     $         20,531      $         (1,961)  $            5,726
 ================     ================      ================     ================      ================     ================




        1,650,002              700,002               850,002              500,002               300,002              250,002
        3,250,000            2,150,000               450,000            1,150,000               750,000              400,000
       (1,600,000)          (1,200,000)             (400,000)            (800,000)             (450,000)            (350,000)
 ----------------     ----------------      ----------------     ----------------      ----------------     ----------------
        3,300,002            1,650,002               900,002              850,002               600,002              300,002
 ================     ================      ================     ================      ================     ================

                      See Notes to Financial Statements                 Page 113

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Consumer Discretionary AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  15.91          $  12.77          $  14.19          $  18.83          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.05              0.06              0.10              0.08              0.00 (b)(f)
Net realized and unrealized gain (loss)          3.63              3.14             (1.42)            (4.64)            (1.17)
                                             --------          --------          --------          --------          --------
Total from investment operations                 3.68              3.20             (1.32)            (4.56)            (1.17)
                                             --------          --------          --------          --------          --------

Distributions paid to shareholders from:
Net investment income                           (0.05)            (0.06)            (0.10)            (0.08)               --
Return of capital                                  --             (0.00)(f)         (0.00)(f)            --                --
                                             --------          --------          --------          --------          --------
Total distributions                             (0.05)            (0.06)            (0.10)            (0.08)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  19.54          $  15.91          $  12.77          $  14.19          $  18.83
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               23.14%            25.08%           (9.12)%          (24.24)%           (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $442,495          $136,855          $  6,386          $  3,547          $  1,883
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.73% (d)         0.86%             1.59%             3.36%            11.39% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.70% (d)         0.47%             1.00%             0.58%             0.04% (d)
Portfolio turnover rate (e)                       40%              114%              133%               91%               34%


First Trust Consumer Staples AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  18.82          $  16.39          $  17.96          $  19.11          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.11              0.18              0.25              0.21              0.04 (b)
Net realized and unrealized gain (loss)          2.14              2.43             (1.57)            (1.14)            (0.93)
                                             --------          --------          --------          --------          --------
Total from investment operations                 2.25              2.61             (1.32)            (0.93)            (0.89)

Distributions paid to shareholders from:
Net investment income                           (0.13)            (0.18)            (0.25)            (0.22)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  20.94          $  18.82          $  16.39          $  17.96          $  19.11
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               11.94%            15.97%           (7.14)%           (4.86)%           (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 37,688          $ 25,406          $  9,017          $  2,695          $  2,866
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.83% (d)         0.98%             1.30%             2.55%             9.34% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.22% (d)         1.18%             1.99%             1.10%             0.98% (d)
Portfolio turnover rate (e)                       57%               95%              145%               96%                1%

(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 114              See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Energy AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  16.05          $  13.62          $  23.85          $  20.74          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.07              0.06              0.03              0.12             (0.00)(b)(f)
Net realized and unrealized gain (loss)          6.45              2.42            (10.23)             3.12              0.74
                                             --------          --------          --------          --------          --------
Total from investment operations                 6.52              2.48            (10.20)             3.24              0.74
                                             --------          --------          --------          --------          --------

Distributions paid to shareholders from:
Net investment income                           (0.08)            (0.05)            (0.03)            (0.13)               --
Net realized gain                                  --                --                --             (0.00)(f)            --
Return of capital                                  --                --             (0.00)(f)            --                --
                                             --------          --------          --------          --------          --------
Total distributions                             (0.08)            (0.05)            (0.03)            (0.13)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  22.49          $  16.05          $  13.62          $  23.85          $  20.74
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               40.67%            18.26%          (42.74)%            15.62%             3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $112,434          $ 44,149          $  9,531          $  8,347          $  5,184
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.77% (d)         0.89%             1.35%             1.80%             9.49% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.90% (d)         0.36%             0.24%             0.48%           (0.03)% (d)
Portfolio turnover rate (e)                       46%              103%              116%               67%                1%


First Trust Financials AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  13.02          $  10.37          $  12.41          $  17.91          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.10              0.11              0.18              0.29              0.07 (b)
Net realized and unrealized gain (loss)          1.88              2.65             (2.05)            (5.44)            (2.16)
                                             --------          --------          --------          --------          --------
Total from investment operations                 1.98              2.76             (1.87)            (5.15)            (2.09)

Distributions paid to shareholders from:
Net investment income                           (0.12)            (0.11)            (0.17)            (0.35)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  14.88          $  13.02          $  10.37          $  12.41          $  17.91
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               15.20%            26.68%          (14.94)%          (28.95)%          (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $390,596          $126,257          $  8,295          $  1,861          $  1,791
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.74% (d)         0.87%             1.50%             3.89%            11.58% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.95% (d)         1.43%             2.49%             2.13%             1.46% (d)
Portfolio turnover rate (e)                       38%               89%              140%               74%               26%

(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


                      See Notes to Financial Statements                 Page 115

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Health Care AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  21.56          $  17.66          $  18.93          $  19.48          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.16             (0.03)            (0.02)            (0.03)            (0.01)(b)
Net realized and unrealized gain (loss)          4.66              3.93             (1.25)            (0.52)            (0.51)
                                             --------          --------          --------          --------          --------
Total from investment operations                 4.82              3.90             (1.27)            (0.55)            (0.52)

Distributions paid to shareholders from:
Net investment income                           (0.03)               --                --                --                --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  26.35          $  21.56          $  17.66          $  18.93          $  19.48
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               22.36%            22.08%           (6.71)%           (2.82)%           (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 68,505          $ 47,439          $ 15,015          $  8,521          $  1,949
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.78% (d)         0.87%             1.15%             2.03%            11.48% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.46% (d)       (0.19)%           (0.17)%           (0.34)%           (0.31)% (d)
Portfolio turnover rate (e)                       42%               87%              138%               89%               30%



First Trust Industrials/Producer Durables AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  15.42          $  12.03          $  17.54          $  18.87          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.04              0.11              0.10              0.05             (0.00)(b)(f)
Net realized and unrealized gain (loss)          3.53              3.39             (5.52)            (1.33)            (1.13)
                                             --------          --------          --------          --------          --------
Total from investment operations                 3.57              3.50             (5.42)            (1.28)            (1.13)

Distributions paid to shareholders from:
Net investment income                           (0.05)            (0.11)            (0.09)            (0.05)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  18.94          $  15.42          $  12.03          $  17.54          $  18.87
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               23.18%            29.16%          (30.83)%           (6.82)%           (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 48,297          $ 30,845          $  5,412          $  4,384          $  4,718
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.82% (d)         0.99%             1.63%             1.90%            10.09% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.54% (d)         0.95%             0.99%             0.29%           (0.14)% (d)
Portfolio turnover rate (e)                       49%               95%              153%               81%               24%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 116              See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Materials AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  19.98          $  15.26          $  21.90          $  20.17          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.28              0.25              0.20              0.16              0.02 (b)
Net realized and unrealized gain (loss)          4.27              4.72             (6.64)             1.75              0.15
                                             --------          --------          --------          --------          --------
Total from investment operations                 4.55              4.97             (6.44)             1.91              0.17

Distributions paid to shareholders from:
Net investment income                           (0.30)            (0.25)            (0.20)            (0.18)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  24.23          $  19.98          $  15.26          $  21.90          $  20.17
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               22.81%            32.72%          (29.20)%             9.44%             0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $488,156          $148,839          $  9,922          $  5,474          $  3,025
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.74% (d)         0.84%             1.40%             2.33%             9.56% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           3.16% (d)         1.15%             1.46%             0.75%             0.46% (d)
Portfolio turnover rate (e)                       60%               90%              153%               59%                1%




First Trust Technology AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  18.12          $  14.47          $  17.63          $  20.47          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                    (0.01)            (0.04)            (0.02)            (0.02)            (0.02) (b)
Net realized and unrealized gain (loss)          5.63              3.69             (3.14)            (2.82)             0.49
                                             --------          --------          --------          --------          --------
Total from investment operations                 5.62              3.65             (3.16)            (2.84)             0.47

Distributions paid to shareholders from:
Net investment income                           (0.01)               --                --                --                --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  23.73          $  18.12          $  14.47          $  17.63          $  20.47
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               30.99%            25.22%          (17.92)%          (13.87)%             2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $136,569          $ 59,875          $ 12,374          $  8,904          $  2,149
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.75% (d)         0.90%             1.26%             2.01%            10.64% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                         (0.11)% (d)       (0.40)%           (0.17)%           (0.29)%           (0.47)% (d)
Portfolio turnover rate (e)                       52%              112%              135%               89%                6%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                      See Notes to Financial Statements                 Page 117

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Utilities AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  15.42          $  13.66          $  16.19          $  18.37          $  20.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.20              0.38              0.44              0.90              0.09 (b)
Net realized and unrealized gain (loss)          1.55              1.76             (2.50)            (2.17)            (1.72)
                                             --------          --------          --------          --------          --------
Total from investment operations                 1.75              2.14             (2.06)            (1.27)            (1.63)

Distributions paid to shareholders from:
Net investment income                           (0.21)            (0.38)            (0.47)            (0.91)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  16.96          $  15.42          $  13.66          $  16.19          $  18.37
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               11.39%            15.80%          (12.53)%           (7.39)%           (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 44 935          $ 30,837          $ 13,660          $  5,667          $  2,756
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.81% (d)         0.92%             1.15%             2.50%            10.12% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           2.65% (d)         2.97%             4.03%             2.96%             2.18% (d)
Portfolio turnover rate (e)                       35%               60%              128%               68%                1%


First Trust Large Cap Core AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  23.76          $  19.60          $  24.66          $  28.68          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.13              0.20              0.29              0.25              0.04 (b)
Net realized and unrealized gain (loss)          4.38              4.15             (5.06)            (4.00)            (1.36)
                                             --------          --------          --------          --------          --------
Total from investment operations                 4.51              4.35             (4.77)            (3.75)            (1.32)

Distributions paid to shareholders from:
Net investment income                           (0.14)            (0.19)            (0.29)            (0.27)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  28.13          $  23.76          $  19.60          $  24.66          $  28.68
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               19.01%            22.26%          (19.18)%          (13.14)%           (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $156,132          $ 58,214          $ 13,720          $ 14,799          $  2,868
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.75% (d)         0.90%             1.17%             1.42%             7.86% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.27% (d)         1.13%             1.63%             1.16%             0.62% (d)
Portfolio turnover rate (e)                       45%               91%              114%               90%                1%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 118              See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Mid Cap Core AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  27.10          $  22.00          $  26.30          $  28.58          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.06              0.16              0.21              0.14              0.01 (b)
Net realized and unrealized gain (loss)          6.11              5.10             (4.30)            (2.28)            (1.43)
                                             --------          --------          --------          --------          --------
Total from investment operations                 6.17              5.26             (4.09)            (2.14)            (1.42)

Distributions paid to shareholders from:
Net investment income                           (0.08)            (0.16)            (0.21)            (0.14)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  33.19          $  27.10          $  22.00          $  26.30          $  28.58
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               22.77%            23.94%          (15.42)%           (7.51)%           (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $167,625          $ 56,919          $  8,799          $ 10,521          $  5,715
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.75% (d)         0.90%             1.28%             1.61%             5.98% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.62% (d)         0.73%             1.07%             0.54%             0.19% (d)
Portfolio turnover rate (e)                       53%              100%              120%               82%                1%



First Trust Small Cap Core AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  24.98          $  20.77          $  24.79          $  28.30          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.06              0.07              0.10              0.06              0.02 (b)
Net realized and unrealized gain (loss)          4.94              4.21             (4.02)            (3.50)            (1.72)
                                             --------          --------          --------          --------          --------
Total from investment operations                 5.00              4.28             (3.92)            (3.44)            (1.70)

Distributions paid to shareholders from:
Net investment income                           (0.08)            (0.07)            (0.10)            (0.07)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  29.90          $  24.98          $  20.77          $  24.79          $  28.30
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               20.01%            20.63%          (15.77)%          (12.14)%           (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 94,190          $ 37,475          $  8,307          $  9,916          $  5,660
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.79% (d)         0.97%             1.40%             1.87%             7.25% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.58% (d)         0.36%             0.49%             0.25%             0.42% (d)
Portfolio turnover rate (e)                       54%               97%              105%               95%                2%



(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                      See Notes to Financial Statements                 Page 119

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  23.24          $  19.10          $  23.16          $  28.35          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.15              0.34              0.47              0.43              0.06 (b)
Net realized and unrealized gain (loss)          3.97              4.14             (4.06)            (5.18)            (1.71)
                                             --------          --------          --------          --------          --------
Total from investment operations                 4.12              4.48             (3.59)            (4.75)            (1.65)

Distributions paid to shareholders from:
Net investment income                           (0.16)            (0.34)            (0.47)            (0.44)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  27.20          $  23.24          $  19.10          $  23.16          $  28.35
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               17.74%            23.53%          (15.23)%          (16.85)%           (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $106,087          $ 49,958          $ 18,141          $ 23,163          $  5,669
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.76% (d)         0.88%             1.07%             1.35%             6.95% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.46% (d)         1.73%             2.47%             1.80%             0.97% (d)
Portfolio turnover rate (e)                       44%              100%              146%              104%                1%

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  23.91          $  19.94          $  26.57          $  29.22          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.11              0.06              0.14              0.15             (0.00)(b)(f)
Net realized and unrealized gain (loss)          4.91              3.96             (6.63)            (2.65)            (0.78)
                                             --------          --------          --------          --------          --------
Total from investment operations                 5.02              4.02             (6.49)            (2.50)            (0.78)
                                             --------          --------          --------          --------          --------

Distributions paid to shareholders from:
Net investment income                           (0.11)            (0.05)            (0.14)           (0.15)                --
Return of capital                                  --                --             (0.00)(f)            --                --
                                             --------          --------          --------          --------          --------
Total distributions                             (0.11)            (0.05)            (0.14)            (0.15)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  28.82          $  23.91          $  19.94          $  26.57          $  29.22
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               21.01%            20.20%          (24.38)%           (8.62)%           (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 95,108          $ 39,445          $ 13,960          $ 37,204          $  5,845
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.77% (d)         0.91%             1.01%             1.17%             5.98% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.03% (d)         0.31%             0.54%             0.43%           (0.07)% (d)
Portfolio turnover rate (e)                       81%              168%              152%              134%                1%

(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 120              See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout each period

First Trust Multi Cap Value AlphaDEX(R) Fund

                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  24.61          $  20.20          $  23.23          $  27.95          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.17             0.37               0.29              0.35              0.06 (b)
Net realized and unrealized gain (loss)          4.59             4.39              (3.02)            (4.68)            (2.11)
                                             --------          --------          --------          --------          --------
Total from investment operations                 4.76              4.76             (2.73)            (4.33)            (2.05)

Distributions paid to shareholders from:
Net investment income                           (0.18)            (0.35)            (0.30)            (0.39)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  29.19          $  24.61          $  20.20          $  23.23          $  27.95
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               19.37%            23.65%          (11.51)%          (15.53)%           (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 26,273          $ 20,917          $ 10,101          $  4,647          $  2,795
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                   0.91% (d)         0.94%             2.17%             1.70%             7.91% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           1.28% (d)         1.45%             1.99%             1.45%             0.93% (d)
Portfolio turnover rate (e)                       42%               93%              134%               59%                2%



First Trust Multi Cap Growth AlphaDEX(R) Fund
                                            For the Six                                                           For the Period
                                           Months Ended        For the           For the           For the        May 8, 2007 (a)
                                         January 31, 2011     Year Ended        Year Ended        Year Ended          through
                                            (Unaudited)      July 31, 2010     July 31, 2009     July 31, 2008     July 31, 2007
                                         ----------------  ----------------  ----------------  ----------------  ----------------

Net asset value, beginning of period         $  25.07          $  20.78          $  27.63          $  29.39          $  30.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
Net investment income (loss)                     0.07              0.02              0.06              0.05             (0.01)(b)
Net realized and unrealized gain (loss)          5.37              4.27             (6.84)            (1.76)            (0.60)
                                             --------          --------          --------          --------          --------
Total from investment operations                 5.44              4.29             (6.78)            (1.71)            (0.61)
                                             --------          --------          --------          --------          --------

Distributions paid to shareholders from:
Net investment income                           (0.09)               --             (0.06)            (0.04)               --
Return of capital                                  --                --             (0.01)            (0.01)               --
                                             --------          --------          --------          --------          --------
Total distributions                             (0.09)               --             (0.07)            (0.05)               --
                                             --------          --------          --------          --------          --------
Net asset value, end of period               $  30.42          $  25.07          $  20.78          $  27.63          $  29.39
                                             ========          ========          ========          ========          ========
TOTAL RETURN (c)                               21.70%            20.64%          (24.53)%           (5.85)%           (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 18,251          $  7,520          $  5,196          $  8,288          $  8,818
Ratios to average net assets:
Ratio of total expenses to average net
   assets                                       1.08% (d)         1.40%             1.56%             1.55%             6.01% (d)
Ratio of net expenses to average net
   assets                                       0.70% (d)         0.70%             0.70%             0.70%             0.70% (d)
Ratio of net investment income (loss) to
   average net assets                           0.54% (d)         0.08%             0.29%             0.12%           (0.21)% (d)
Portfolio turnover rate (e)                       86%              155%              153%              110%                1%


(a)   Inception date.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                      See Notes to Financial Statements                 Page 121

NOTES TO FINANCIAL STATEMENTS

                  First Trust Exchange-Traded AlphaDEX(R) Fund

                          January 31, 2011 (Unaudited)

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of sixteen funds:

      First Trust Consumer Discretionary AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXD")
      First Trust Consumer Staples AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXG")
      First Trust Energy AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXN")
      First Trust Financials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXO")
      First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXH")
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXR")
      First Trust Materials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXZ")
      First Trust Technology AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXL")
      First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXU")
      First Trust Large Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FEX")
      First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNX")
      First Trust Small Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FYX")
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTA")
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FTC")
      First Trust Multi Cap Value AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAB")
      First Trust Multi Cap Growth AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FAD")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                    INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                     StrataQuant(R) Consumer Discretionary Index (1)
First Trust Consumer Staples AlphaDEX(R) Fund                           StrataQuant(R) Consumer Staples Index (1)
First Trust Energy AlphaDEX(R) Fund                                     StrataQuant(R) Energy Index (1)
First Trust Financials AlphaDEX(R) Fund                                 StrataQuant(R) Financials Index (1)
First Trust Health Care AlphaDEX(R) Fund                                StrataQuant(R) Health Care Index (1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund              StrataQuant(R) Industrials Index (1)
First Trust Materials AlphaDEX(R) Fund                                  StrataQuant(R) Materials Index (1)
First Trust Technology AlphaDEX(R) Fund                                 StrataQuant(R) Technology Index (1)
First Trust Utilities AlphaDEX(R) Fund                                  StrataQuant(R) Utilities Index (1)
First Trust Large Cap Core AlphaDEX(R) Fund                             Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                               Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                             Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund              Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund             Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                            Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                           Defined Multi Cap Growth Index

(1) This index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.



                                            2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The NASDAQ(R) Stock Market, Inc. (NASDAQ(R)) or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ(R) or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves -observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of January 31, 2011, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

Distributions received from a Fund's investments in publicly-traded master limited partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2010 was as follows:

                                                                Distributions       Distributions       Distributions
                                                                  paid from           paid from           paid from
                                                               Ordinary Income      Capital Gains     Return of Capital
                                                              -----------------   -----------------   -----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $     324,928       $          --       $      12,472
First Trust Consumer Staples AlphaDEX(R) Fund                         199,620                  --                  --
First Trust Energy AlphaDEX(R) Fund                                   128,295                  --                  --
First Trust Financials AlphaDEX(R) Fund                               694,470                  --                  --
First Trust Health Care AlphaDEX(R) Fund                                   --                  --                  --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            154,530                  --                  --
First Trust Materials AlphaDEX(R) Fund                                880,891                  --                  --
First Trust Technology AlphaDEX(R) Fund                                    --                  --                  --
First Trust Utilities AlphaDEX(R) Fund                                696,815                  --                  --
First Trust Large Cap Core AlphaDEX(R) Fund                           387,051                  --                  --
First Trust Mid Cap Core AlphaDEX(R) Fund                             237,580                  --                  --
First Trust Small Cap Core AlphaDEX(R) Fund                            79,005                  --                  --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund            586,236                  --                  --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund            74,300                  --                  --
First Trust Multi Cap Value AlphaDEX(R) Fund                          229,401                  --                  --
First Trust Multi Cap Growth AlphaDEX(R) Fund                              --                  --                  --

As of July 31, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                     Accumulated
                                                                Undistributed        Capital and        Net Unrealized
                                                                  Ordinary              Other            Appreciation
                                                                   Income            Gain (Loss)        (Depreciation)
                                                              -----------------   -----------------   -----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $          --       $ (10,855,592)      $   2,217,356
First Trust Consumer Staples AlphaDEX(R) Fund                          30,922          (1,954,654)          1,232,909
First Trust Energy AlphaDEX(R) Fund                                     1,319          (7,379,632)         (1,810,271)
First Trust Financials AlphaDEX(R) Fund                               218,408          (5,372,045)          2,099,695
First Trust Health Care AlphaDEX(R) Fund                                   --          (4,805,353)           (889,921)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             27,152          (3,400,459)          1,658,629
First Trust Materials AlphaDEX(R) Fund                                 61,080          (9,418,644)          3,514,627
First Trust Technology AlphaDEX(R) Fund                                    --          (5,839,954)            425,912
First Trust Utilities AlphaDEX(R) Fund                                 56,861          (2,548,193)            328,054
First Trust Large Cap Core AlphaDEX(R) Fund                            46,944          (6,307,166)            337,927
First Trust Mid Cap Core AlphaDEX(R) Fund                              30,353          (5,387,460)            455,672
First Trust Small Cap Core AlphaDEX(R) Fund                            11,904          (4,685,426)            539,565
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund             45,212          (7,656,630)           (770,288)
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund             3,521         (15,149,955)          1,691,759
First Trust Multi Cap Value AlphaDEX(R) Fund                           20,531          (2,763,772)           (592,751)
First Trust Multi Cap Growth AlphaDEX(R) Fund                           5,726          (4,574,500)            791,968

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009, and 2010 remain open to federal and state audit. As of January 31, 2011, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At July 31, 2010 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                           Capital Loss   Capital Loss   Capital Loss   Capital Loss      Total
                                                             Available      Available      Available      Available      Capital
                                                              through        through        through        through         Loss
                                                           July 31, 2015  July 31, 2016  July 31, 2017  July 31, 2018    Available
                                                           -------------  -------------  -------------  -------------  -------------

First Trust Consumer Discretionary AlphaDEX(R) Fund         $     2,058    $    64,889    $   783,283    $ 1,138,594    $ 1,988,824
First Trust Consumer Staples AlphaDEX(R) Fund                     3,068         83,534        422,511      1,058,131      1,567,244
First Trust Energy AlphaDEX(R) Fund                                  --         73,845      2,326,320      2,084,336      4,484,501
First Trust Financials AlphaDEX(R) Fund                           2,757         13,300        671,958      1,630,337      2,318,352
First Trust Health Care AlphaDEX(R)  Fund                        18,355         28,397        774,570      2,582,977      3,404,299
First Trust Industrials/Producer Durables
     AlphaDEX(R) Fund                                            23,631        183,210        798,398      1,325,584      2,330,823
First Trust Materials AlphaDEX(R) Fund                            4,424         13,424      1,265,429        886,622      2,169,899
First Trust Technology AlphaDEX(R)  Fund                         12,398         22,456      1,608,491      2,508,150      4,151,495
First Trust Utilities AlphaDEX(R) Fund                              945         16,238        559,037      1,956,482      2,532,702
First Trust Large Cap Core AlphaDEX(R) Fund                      15,102          8,528      2,600,275      2,800,653      5,424,558
First Trust Mid Cap Core AlphaDEX(R) Fund                         7,911         84,882      1,985,474      2,119,642      4,197,909
First Trust Small Cap Core AlphaDEX(R) Fund                      14,770        111,735      1,882,188      1,600,982      3,609,675
First Trust Large Cap Value Opportunities
     AlphaDEX(R) Fund                                             1,854         80,299      2,272,260      5,098,300      7,452,713
First Trust Large Cap Growth Opportunities
     AlphaDEX(R) Fund                                                --        162,514     10,217,162      3,224,180     13,603,856
First Trust Multi Cap Value AlphaDEX(R) Fund                      8,569         56,799      1,331,945      1,180,819      2,578,132
First Trust Multi Cap Growth AlphaDEX(R) Fund                    26,562        241,100      2,554,292      1,438,794      4,260,748

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended July 31, 2010, the following Funds incurred and elected to defer net capital losses as follows:

                                                                Post-October Losses
                                                                -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $   8,866,768
First Trust Consumer Staples AlphaDEX(R) Fund                            387,410
First Trust Energy AlphaDEX(R) Fund                                    2,895,131
First Trust Financials AlphaDEX(R) Fund                                3,053,693
First Trust Health Care AlphaDEX(R) Fund                               1,401,054
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             1,069,636
First Trust Materials AlphaDEX(R) Fund                                 7,248,745
First Trust Technology AlphaDEX(R) Fund                                1,688,459
First Trust Utilities AlphaDEX(R) Fund                                    15,491
First Trust Large Cap Core AlphaDEX(R) Fund                              882,608
First Trust Mid Cap Core AlphaDEX(R) Fund                              1,189,551
First Trust Small Cap Core AlphaDEX(R) Fund                            1,075,751
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund               203,917
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund            1,546,099
First Trust Multi Cap Value AlphaDEX(R) Fund                             185,640
First Trust Multi Cap Growth AlphaDEX(R) Fund                            313,752

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact, if any, that the Act will have on future financial statement disclosures.

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


FUNDS                                                         LICENSOR
First Trust Consumer Discretionary AlphaDEX(R) Fund           Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                 Archipelago
First Trust Energy AlphaDEX(R) Fund                           Archipelago
First Trust Financials AlphaDEX(R) Fund                       Archipelago
First Trust Health Care AlphaDEX(R) Fund                      Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund    Archipelago
First Trust Materials AlphaDEX(R) Fund                        Archipelago
First Trust Technology AlphaDEX(R) Fund                       Archipelago
First Trust Utilities AlphaDEX(R) Fund                        Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                   Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                     Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                   Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                  Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                 Standard & Poor's

The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and in the case of the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds"), certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds. For these investment management services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). Each Fund's Expense Cap will be in effect until the Expense Cap Termination Date listed in the following table.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)


                                                              Expense Cap Termination Date
                                                              ----------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                     12/6/2012
First Trust Consumer Staples AlphaDEX(R) Fund                           12/6/2012
First Trust Energy AlphaDEX(R) Fund                                     12/6/2012
First Trust Financials AlphaDEX(R) Fund                                 12/6/2012
First Trust Health Care AlphaDEX(R) Fund                                12/6/2012
First Trust Industrials/Producer Durables AlphaDEX(R) Fund              12/6/2012
First Trust Materials AlphaDEX(R) Fund                                  12/6/2012
First Trust Technology AlphaDEX(R) Fund                                 12/6/2012
First Trust Utilities AlphaDEX(R) Fund                                  12/6/2012
First Trust Large Cap Core AlphaDEX(R) Fund                             12/6/2012
First Trust Mid Cap Core AlphaDEX(R) Fund                               12/6/2012
First Trust Small Cap Core AlphaDEX(R) Fund                             12/6/2012
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund              12/6/2012
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund             12/6/2012
First Trust Multi Cap Value AlphaDEX(R) Fund                            12/20/2012
First Trust Multi Cap Growth AlphaDEX(R) Fund                           12/20/2012

Expenses reimbursed and fees waived by First Trust under the Expense Reimbursement, Fee Waiver and Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses or fees were reimbursed or waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations.

The advisory fee waivers and expense reimbursements for the six months ended January 31, 2011 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                          Expenses Borne by Advisor Subject to Recovery
                                                             -----------------------------------------------------------------------

                                       Advisory   Expense       Period          Year           Year            Period
                                         Fee       Reim-        Ended           Ended          Ended           Ended
                                       Waivers   bursements  July 31, 2008  July 31, 2009  July 31, 2010  January 31, 2011   Total
                                       --------  ----------  -------------  -------------  -------------  ----------------  --------

First Trust Consumer Discretionary
     AlphaDEX(R) Fund                  $ 38,774   $     --     $  14,730      $  38,005      $ 110,096       $   38,774     $201,605
First Trust Consumer Staples
     AlphaDEX(R) Fund                    21,105         --        12,564         44,268         51,148           21,105      129,085
First Trust Energy AlphaDEX(R) Fund      22,184         --        20,641         41,578         67,669           22,184      152,072
First Trust Financials AlphaDEX(R)
     Fund                                54,077         --        15,230         43,241        104,140           54,077      216,688
First Trust Health Care AlphaDEX(R)
     Fund                                22,440         --        19,326         55,680         66,052           22,440      163,498
First Trust Industrials/Producer
     Durables AlphaDEX(R) Fund           21,868         --        16,280         36,527         52,980           21,868      127,655
First Trust Materials AlphaDEX(R)
     Fund                                56,670         --        14,819         41,022        114,679           56,670      227,190
First Trust Technology AlphaDEX(R)
     Fund                                24,709         --        17,305         44,308         67,139           24,709      153,461
First Trust Utilities AlphaDEX(R)
     Fund                                21,875         --        15,302         61,924         53,420           21,875      152,521
First Trust Large Cap Core
     AlphaDEX(R) Fund                    26,584         --        36,440         57,160         73,433           26,584      193,617
First Trust Mid Cap Core AlphaDEX(R)
     Fund                                24,917         --        29,559         45,266         73,604           24,917      173,346
First Trust Small Cap Core
     AlphaDEX(R) Fund                    24,883         --        33,565         43,506         66,001           24,883      167,955
First Trust Large Cap Value
     Opportunities AlphaDEX(R) Fund      22,961         --        32,700         62,297         64,402           22,961      182,360
First Trust Large Cap Growth
     Opportunities AlphaDEX(R) Fund      21,980         --        52,157         55,316         52,810           21,980      182,263
First Trust Multi Cap Value
     AlphaDEX(R) Fund                    24,781         --        23,165         70,667         41,081           24,781      159,694
First Trust Multi Cap Growth
     AlphaDEX(R) Fund                    22,587         --        24,882         49,485         49,427           22,587      146,381

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). First Trust is a limited partnership with one limited partner and one general partner (The Charger Corporation). The Transaction is not expected to impact the day-to-day operations of the Funds or First Trust. The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement and distribution agreement for each Fund and resulted in the automatic termination of the agreements. In addition, the former expense reimbursement, fee waiver and recovery agreement terminated pursuant to its terms upon the termination of the investment management agreement.

The Trust's Board of Trustees approved interim investment management agreement with First Trust which was entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust was approved by the Board of Trustees for each Fund and was submitted to shareholders of each Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. Special meetings of the shareholders of the Funds were held on December 6, 2010 and December 20, 2010. The new investment management agreement between the Trust and First Trust relating to the change in control of First Trust was approved by shareholders of each Fund. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results. The Trust's Board of Trustees also approved a new Distribution Agreement and Expense Reimbursement, Fee Waiver and Recovery Agreement for each Fund which were entered into effective upon the closing of the Transaction.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)


                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2011, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                  Purchases          Sales
                                                               --------------    --------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $111,877,835      $111,852,395
First Trust Consumer Staples AlphaDEX(R) Fund                     17,408,187        17,473,124
First Trust Energy AlphaDEX(R) Fund                               29,522,671        29,524,556
First Trust Financials AlphaDEX(R) Fund                           92,028,206        91,817,301
First Trust Health Care AlphaDEX(R) Fund                          23,145,948        22,804,999
First Trust Industrials/Producer Durables AlphaDEX(R) Fund        17,917,355        17,930,652
First Trust Materials AlphaDEX(R) Fund                           182,370,429       182,820,823
First Trust Technology AlphaDEX(R) Fund                           46,661,422        46,631,156
First Trust Utilities AlphaDEX(R) Fund                            13,531,154        13,489,962
First Trust Large Cap Core AlphaDEX(R) Fund                       44,971,220        44,956,188
First Trust Mid Cap Core AlphaDEX(R) Fund                         53,447,723        53,443,127
First Trust Small Cap Core AlphaDEX(R) Fund                       30,903,949        30,952,719
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund        31,828,072        31,944,862
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund       49,514,233        49,434,356
First Trust Multi Cap Value AlphaDEX(R) Fund                       9,733,231         9,743,041
First Trust Multi Cap Growth AlphaDEX(R) Fund                     10,178,842        10,171,389

For the six months ended January 31, 2011, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                  Purchases          Sales
                                                               --------------    --------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $340,996,851      $ 85,944,503
First Trust Consumer Staples AlphaDEX(R) Fund                     23,939,320        14,981,614
First Trust Energy AlphaDEX(R) Fund                               75,833,755        30,247,241
First Trust Financials AlphaDEX(R) Fund                          305,247,668        74,780,261
First Trust Health Care AlphaDEX(R) Fund                          34,856,502        24,461,423
First Trust Industrials/Producer Durables AlphaDEX(R) Fund        28,046,802        18,319,544
First Trust Materials AlphaDEX(R) Fund                           413,458,267       134,862,267
First Trust Technology AlphaDEX(R) Fund                           99,197,729        47,463,283
First Trust Utilities AlphaDEX(R) Fund                            29,453,985        19,096,115
First Trust Large Cap Core AlphaDEX(R) Fund                      124,831,330        43,187,347
First Trust Mid Cap Core AlphaDEX(R) Fund                        133,683,554        42,644,367
First Trust Small Cap Core AlphaDEX(R) Fund                       72,092,160        24,737,378
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund        79,900,797        35,251,452
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund       89,185,081        43,931,794
First Trust Multi Cap Value AlphaDEX(R) Fund                      12,370,334        11,098,720
First Trust Multi Cap Growth AlphaDEX(R) Fund                     22,047,301        13,294,546

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth as follows:

                    Number of Securities       Creation
                     in a Creation Unit     Transaction Fee
                    --------------------    ---------------
                             1-100               $  500
                           101-200               $1,000
                           201-300               $1,500
                           301-400               $2,000
                           401-500               $2,500
                           501-600               $3,000
                           601-700               $3,500

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)


The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                    Number of Securities       Creation
                     in a Creation Unit     Transaction Fee
                    --------------------    ---------------
                             1-100               $  500
                           101-200               $1,000
                           201-300               $1,500
                           301-400               $2,000
                           401-500               $2,500
                           501-600               $3,000
                           601-700               $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 1, 2011.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

On March 21, 2011, the Board of Trustees approved the change in the name of the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund to the First Trust Large Cap Value AlphaDEX(R) Fund. The ticker symbol and CUSIP number for the Fund remain the same. The Index provider changed the name of the Fund's underlying Index from the Defined Large Cap Value Opportunities Index to the Defined Large Cap Value Index. The changes to the Fund name and the underlying index name had no effect on the investment strategies or risks of the Fund.

On March 21, 2011, the Board of Trustees also approved the change in the name of the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund to the First Trust Large Cap Growth AlphaDEX(R) Fund. The ticker symbol and CUSIP number for the Fund remain the same. The Index provider changed the name of the Fund's underlying Index from the Defined Large Cap Growth Opportunities Index to the Defined Large Cap Growth Index. The changes to the Fund name and the underlying index name had no effect on the investment strategies or risks of the Fund.

ADDITIONAL INFORMATION

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2010 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

Special meetings of the shareholders of the Funds were held on December 6, 2010 and December 20, 2010. A new investment management agreement between the Trust and First Trust relating to the change in control of First Trust Advisors L.P. was approved at certain of such meetings as detailed below. The terms of the new investment management agreement are substantially similar to the terms of the previous agreements.

         Ticker Symbol      Date of Vote         % of Voted           Voted For         Voted Against        Abstained
         -------------      ------------        ------------        ------------        -------------      -------------
              FXD             12/6/2010            64.36%             8,023,477            23,087              30,745
              FXG             12/6/2010            65.69%               980,718             1,432               3,168
              FXN             12/6/2010            59.26%             1,586,396             6,688               7,004
              FXO             12/6/2010            64.23%             9,277,727            32,269              35,547
              FXH             12/6/2010            57.67%             1,256,923             4,162               7,667
              FXR             12/6/2010            70.40%             1,432,303             7,976               3,013
              FXZ             12/6/2010            64.28%             7,369,526            24,698              29,751
              FXL             12/6/2010            62.85%             2,240,545            16,612               8,607
              FXU             12/6/2010            68.42%             1,594,583             6,619               6,560
              FEX             12/6/2010            53.38%             1,583,490            27,915              43,323
              FNX             12/6/2010            57.78%             1,445,920             9,102              18,357
              FYX             12/6/2010            50.66%               760,826             8,797              15,559
              FTA             12/6/2010            64.24%             1,671,566             3,230              24,701
              FTC             12/6/2010            55.73%             1,045,916               671              12,334
              FAB            12/20/2010            51.20%               444,255             4,465              12,086
              FAD            12/20/2010            50.16%               137,045             1,077              12,351

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreements

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following sixteen series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Large Cap Core AlphaDEX(R) Fund
      First Trust Mid Cap Core AlphaDEX(R) Fund
      First Trust Small Cap Core AlphaDEX(R) Fund
      First Trust Multi Cap Growth AlphaDEX(R) Fund
      First Trust Multi Cap Value AlphaDEX(R) Fund
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
      First Trust Consumer Discretionary AlphaDEX(R) Fund
      First Trust Consumer Staples AlphaDEX(R) Fund
      First Trust Energy AlphaDEX(R) Fund
      First Trust Financials AlphaDEX(R) Fund
      First Trust Health Care AlphaDEX(R) Fund
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund
      First Trust Materials AlphaDEX(R) Fund
      First Trust Technology AlphaDEX(R) Fund
      First Trust Utilities AlphaDEX(R) Fund

The Board approved the Agreements at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Trust and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Trust and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor (the "Original Agreement").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Trust, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the Original Agreement under its terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Original Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreement on behalf of each Fund for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

Because the Board determined that any differences between the Original Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements for each Fund, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Trust and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Trust and each Fund by the Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Agreement. The Board considered that the Advisor agreed to extend the expense cap for each Fund for a two-year period in connection with the approval of the Agreements. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

RISK CONSIDERATIONS

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund and the First Trust Small Cap Core AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                          January 31, 2011 (Unaudited)

liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.









           NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

[GRAPHIC OMITTED] FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

BOARD ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed Registrants.

Not applicable.


Items 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


(b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item  12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.


(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) First Trust Exchange-Traded AlphaDEX(R) Fund

By       /s/ James A. Bowen
         --------------------------------------------
Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 23, 2011



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James A. Bowen
         --------------------------------------------
Name:    James A. Bowen
Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 23, 2011



By       /s/ Mark R. Bradley
         --------------------------------------------
Name:    Mark R. Bradley
Title:   Treasurer, Chief Financial Officer and Chief Accounting Officer

Date:    March 23, 2011